Registration Statement No. 333-65922
811-09413

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 3
And
Amendment No. 10 to the

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES
(Exact name of Registrant)

THE TRAVELERS LIFE AND ANNUITY COMPANY
(Name of Depositor)

One Cityplace, Hartford, Connecticut 06103-3415
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, including area code: (860) 308-1000

ERNEST J. WRIGHT
The Travelers Life and Annuity Company
One Cityplace
Hartford, Connecticut 06103-3415
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485.

[ ]	on ___________ pursuant to paragraph (b) of Rule 485.

[X]	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]	on ___________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[N/A]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The purpose of this filing is to add Prospectuses and a Statement of Additional Information to the Registration Statement that was filed on April 25, 2003 (File No. 333-65922) and declared effective on May 1, 2003. The Prospectuses and Statement of Additional Information included in the aforementioned Registration Statement are hereby incorporated by reference to this filing.

PART A

Information Required in a Prospectus

Travelers Life & Annuity Portfolio Architect L Variable Annuity Prospectus:

The Travelers Separate Account Nine For Variable Annuities
The Travelers Separate Account Ten For Variable Annuities

This prospectus describes Travelers Life & Annuity Portfolio Architect L Variable Annuity, a flexible premium deferred variable annuity contract (the “Contract”) issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment (“Qualified Contracts”) as well as those that do not qualify for such treatment (“Nonqualified Contracts”). We may issue it as an individual Contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract’s provisions. For convenience, we refer to contracts and certificates as “Contracts.”

You can choose to have your premium (“Purchase Payments”) accumulate on a variable and, subject to availability, fixed basis in one or more of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:

Capital Appreciation Fund	PIMCO Variable Insurance Trust
Money Market Portfolio (Travelers)	Real Return Portfolio — Administrative Class
AllianceBernstein Variable Product Series Fund, Inc.	Total Return Portfolio — Administrative Class
AllianceBernstein Premier Growth Portfolio — Class B	Putnam Variable Trust
American Funds Insurance Series	Putnam VT International Equity Fund — Class IB Shares
Global Growth Fund — Class 2 Shares	Putnam VT Small Cap Value Fund — Class IB Shares
Growth Fund — Class 2 Shares	Salomon Brothers Variable Series Funds Inc.
Growth-Income Fund — Class 2 Shares	All Cap Fund — Class I
Delaware VIP Trust	Investors Fund — Class I
Delaware VIP REIT Series — Standard Class	Large Cap Growth Fund — Class I
Dreyfus Variable Investment Fund	Small Cap Growth Fund — Class I
Dreyfus Variable Investment Fund — Appreciation Portfolio —	The Travelers Series Trust
Initial Shares	Convertible Securities Portfolio
Dreyfus Variable Investment Fund — Developing Leaders	Disciplined Mid Cap Stock Portfolio
Portfolio — Initial Shares	Equity Income Portfolio
Franklin Templeton Variable Insurance Products Trust	Federated High Yield Portfolio
Mutual Shares Securities Fund — Class 2 Shares	Federated Stock Portfolio
Templeton Developing Markets Securities Fund — Class 2 Shares	Large Cap Portfolio
Templeton Growth Securities Fund — Class 2 Shares	Lazard International Stock Portfolio
Greenwich Street Series Fund	MFS Emerging Growth Portfolio
Equity Index Portfolio — Class II Shares	MFS Mid Cap Growth Portfolio
Salomon Brothers Variable Emerging Growth Fund — Class I	MFS Research Portfolio
Shares	Pioneer Fund Portfolio
Salomon Brothers Variable Growth & Income Fund — Class I	Travelers Quality Bond Portfolio
Shares	Travelers Series Fund Inc.
Janus Aspen Series	AIM Capital Appreciation Portfolio
Balanced Portfolio — Service Shares	Alliance Growth Portfolio
Global Life Sciences Portfolio — Service Shares	MFS Total Return Portfolio
Global Technology Portfolio — Service Shares	Van Kampen Life Investment Trust
Worldwide Growth Portfolio — Service Shares	Comstock Portfolio Class II Shares
Lazard Retirement Series, Inc.	Enterprise Portfolio Class II Shares
Lazard Retirement Small Cap Portfolio	Variable Insurance Products Fund II
Lord Abbett Series Fund, Inc.	Contrafund® Portfolio — Service Class 2
Growth and Income Portfolio	Variable Insurance Products Fund III
Mid-Cap Value Portfolio	Dynamic Capital Appreciation Portfolio — Service Class 2
Mid Cap Portfolio — Service Class 2

The Contract, certain contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information (“SAI”) dated ____, 2003. We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415, call 1-800-842-9368 or access the SEC’s website (http://www.sec.gov). See Appendix D for the SAI’s table of contents.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Variable annuity contracts are not deposits of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus dated ______, 2003

Glossary	3	The Annuity Period	34
Summary	5	Maturity Date	34
Fee Table	8	Allocation of Annuity	34
Condensed Financial Information	15	Variable Annuity	34
The Annuity Contract	15	Fixed Annuity	35
Contract Owner Inquiries	15	Payment Options	35
Purchase Payments	15	Election of Options	35
Accumulation Units	16	Annuity Options	35
The Variable Funding Options	16	Variable Liquidity Benefit	35
The Fixed Account	20	Miscellaneous Contract Provisions	35
Charges and Deductions	20	Right to Return	35
General	20	Termination	37
Withdrawal Charge	21	Required Reports	37
Free Withdrawal Allowance	21	Suspension of Payments	37
Transfer Charge	22	The Separate Accounts	37
Administrative Charges	22	Performance Information	38
Mortality and Expense Risk Charge	22	Federal Tax Considerations	38
E.S.P. Charge	22	Non-Resident Aliens	38
GMWB Charge	22	General Taxation of Annuities	39
Variable Liquidity Benefit Charges	22	Types of Contracts: Qualified or
Variable Funding Option Expenses	23	Nonqualified	39
Premium Tax	23	Nonqualified Annuity Contracts	39
Changes in Taxes Based Upon Premium		Puerto Rico Tax Considerations	40
or Value	23	Qualified Annuity Contracts	40
Transfers	23	Penalty Tax for Premature Distributions	40
Dollar Cost Averaging	24	Diversification Requirements for Variable
Telephone and Electronic Transactions	25	Annuities	40
Access to Your Money	25	Ownership of the Investments	40
Guaranteed Minimum Withdrawal Benefit	25	Mandatory Distributions for Qualified Plans	41
Systematic Withdrawals	27	Taxation of Death Benefit Proceeds	41
Ownership Provisions	27	Other Information	41
Types of Ownership	27	The Insurance Companies	41
Contract Owner	27	Financial Statements	41
Beneficiary	27	Distribution of Variable Annuity Contracts	41
Annuitant	28	Conformity with State and Federal Laws	42
Contingent Annuitant	28	Voting Rights	42
Death Benefit	28	Legal Proceedings and Opinions	42
Death Proceeds before the Maturity Date	28	Appendix A: Condensed Financial
E.S.P	30	Information: Fund BD III for Variable
Payment of Proceeds	31	Annuities	A-1
Spousal Contract Continuance	33	Appendix B: Condensed Financial
Beneficiary Contract Continuance	33	Information: Fund BD IV for Variable
Planned Death Benefit	33	Annuities	B-1
Death Proceeds after Maturity Date	34	Appendix C: The Fixed Account	C-1
		Appendix D: Contents of the Statement of
		Additional Information	D-1

Glossary

Accumulation Unit — an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

Annuitant — the person on whose life the Maturity Date and Annuity Payments depend.

Annuity Payments — a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

Annuity Unit — an accounting unit of measure used to calculate the amount of Annuity Payments.

Cash Surrender Value — the Contract Value less any withdrawal charge and premium tax not previously deducted.

Code — the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

Contingent Annuitant — the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

Contract Date — the date on which the Contract is issued.

Contract Owner (you) — the person named in the Contract (on the specifications page) as the owner of the Contract.

Contract Value — Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

Contract Years — twelve month periods beginning with the Contract Date.

Death Report Date — the day on which we have received 1) Due Proof of Death and 2) written payment instructions or election of spousal or beneficiary contract continuation.

Due Proof of Death — (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

Fixed Account — an account that consists of all of the assets under this Contract other than those in the Separate Account.

Home Office — the Home Office of The Travelers Insurance Company or The Travelers Life and Annuity Company or any other office that we may designate for the purpose of administering this Contract.

Maturity Date — the date on which the Annuity Payments are to begin.

Payment Option — an annuity or income option elected under your Contract.

Purchase Payment — any premium paid by you to initiate or supplement this Contract.

Qualified Contract — a contract used in a retirement plan or program that is intended to qualify under Sections 401(a), 403(b), 408(b), or 414(d) of the Code.

Separate Account — a segregated account registered with the Securities and Exchange Commission (“SEC”), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

Subaccount — that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

Underlying Fund — a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

Valuation Date — a date on which a Subaccount is valued.

Valuation Period — the period between successive valuations.

Variable Funding Option — a Subaccount of the Separate Account that invests in an Underlying Fund.

We, us, our — The Travelers Insurance Company or The Travelers Life and Annuity Company.

Written Request — written information sent to us in a form and content satisfactory to us and received at our Home Office.

You, your — the Contract Owner.

Summary:
Travelers Life & Annuity Portfolio Architect L Variable Annuity

This summary details some of the more important points that you should know and consider before purchasing the Contract. Please read the entire prospectus carefully.

What company will issue my Contract? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company (“the Company,” “We” or “Us”). Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account (“Separate Account”). The Travelers Insurance Company sponsors the Travelers Separate Account Nine for Variable Annuities (“Separate Account Nine”); The Travelers Life and Annuity Company sponsors the Travelers Separate Account Ten for Variable Annuities (“Separate Account Ten”). When we refer to the Separate Account, we are referring to either Separate Account Nine or Separate Account Ten, depending upon your issuing Company.

You may only purchase a Contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

Can you give me a general description of the Contract? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the “Fixed Account”). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under Qualified Contracts, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under Nonqualified Contracts, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the Variable Funding Options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

Who should purchase this Contract? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans; and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified contracts include contracts qualifying under Section 401(a), 403(b), 408(b), or 414(d) of the Code. Purchase of this Contract through a tax qualified retirement plan (“Plan”) does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

If you are age 75 or younger (or age 80 or younger if you select the Annual Step-Up) you may purchase the Contract with an initial payment of at least $5000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

Can I exchange my current annuity contract for this Contract? The Code generally permits you to exchange one annuity contract for another in a “tax-free exchange.” Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

Is there a right to return period? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

Can you give a general description of the Variable Funding Options and how they operate? The Variable Funding Options represent Subaccounts of The Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. However, this restriction does not apply to transfers that are a part of the dollar cost averaging program.

What expenses will be assessed under the Contract? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk (“M&E”) charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.60% for the Deferred Annual Step-Up, 1.70% for the Annual Step-Up and 1.90% for the Roll-Up Death Benefit. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments. The maximum percentage is 6%, decreasing to 0% in Contract Years five and later.

If you select the Enhanced Stepped-Up Provision (“E.S.P.”), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. This provision is not available when either the Annuitant or owner is age 76 or older on the rider effective date.

If you select the Guaranteed Minimum Withdrawal Benefit (“GMWB”) (“Principal Guarantee”), a maximum of 1.00% annually will be deducted from amounts in the Variable Funding Options.

If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 6% of the amounts withdrawn. Please refer to The Annuity Period for a description of this benefit.

How will my Purchase Payments and withdrawals be taxed? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59½ when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

How may I access my money? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

What is the death benefit under the Contract? The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of spousal or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

Where may I find out more about Accumulation Unit values? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

Are there any additional features? This Contract has other features you may be interested in. These include:

    Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.
    Systematic Withdrawal Option. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.
    Automatic Rebalancing. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.
    Managed Distribution Program. This program allows us to automatically calculate and distribute to you, in November of the applicable tax year, an amount that will satisfy the Internal Revenue Service’s minimum distribution requirements imposed on certain contracts once the owner reaches age 70½ or retires. These minimum distributions occur during the accumulation phase.
    Spousal Contract Continuance (subject to availability). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.
    Enhanced Stepped-Up Provision (“E.S.P.”). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.
    Beneficiary Contract Continuance (not permitted for non-natural beneficiaries). If you die before the Maturity Date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract.
    Guaranteed Minimum Withdrawal Benefit. (“GMWB”)(“Principal Guarantee”) For an additional charge, we will guarantee the periodic return of your Purchase Payments. Under this benefit, we will pay you a maximum of 5% or 10% of your Purchase Payments, depending on when you elect to begin receiving the payments, every year until your Purchase Payments have been returned in full.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, taking withdrawals from, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time you buy the Contract, take withdrawals from the Contract, surrender the Contract, or transfer Contract Value between Funding Options. Expenses shown do not include premium taxes, which may be applicable.

Contract Owner Transaction Expenses

Withdrawal Charge	6%(1)
(as a percentage of the Purchase Payments withdrawn)

Transfer Charge	$10(2)
(assessed on transfers that exceed 12 per year)

Variable Liquidity Benefit Withdrawal Charge (after annuitization only)	6%(3)
(as a percentage of amounts withdrawn during Annuity Period)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

Annual Contract Administrative Charge	$30

Separate Account Annual Expenses (as a percentage of average daily net assets of the Separate Account)

	Deferred Annual Step-Up Death Benefit (“Standard”)		Annual Step-Up Death Benefit		Roll-Up Death Benefit
Mortality and Expense Risk Charge	1.60%		1.70%		1.90%
Administrative Expense Charge	0.15%		0.15%		0.15%
Total Separate Account Annual Charges With No Optional Features Selected	1.75%		1.85%		2.05%
Optional E.S.P. Charge	0.20%		0.20%		0.20%
Total Separate Account Annual Charges With E.S.P. Only Selected	1.95%		2.05%		2.25%
Maximum Optional GMWB Charge	1.00%	(5)	1.00%	(5)	1.00%	(5)
Total Separate Account Annual Charges With GMWB Only Selected	2.75%		2.85%		3.05%
Total Separate Account Annual Charges With E.S.P. And GMWB Selected	2.95%		3.05%		3.25%

______________

     (1)   The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for 4 years. The charge is as follows:

Years Since Purchase Payment Made		Withdrawal Charge

Greater than or equal to	But less than
0 years	1 year	6%
1 year	2 years	5%
2 years	3 years	4%
3 years	4 years	3%
4+ years		0%

     (2)   We currently do not assess the transfer charge.

     (3)   The Variable Liquidity Benefit Charge declines to zero after four years and only applies if the Variable Liquidity Benefit is selected.

     (4)   We do not assess this charge if Contract Value is $40,000 or more on the fourth Friday of each August.

     (5)   The current charge for GMWB is 0.40%.

The next item shows the minimum and maximum total operating expenses charged by any of the Funds as of December 31, 2002 that you may pay periodically during the time that you own the Contract. The second item shows each Fund’s fees and expenses as of December 31, 2002. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Minimum and Maximum Total Annual Fund Operating Expenses as of December 31, 2002

	Minimum (before reimbursement)	Maximum (before reimbursement)

Total Annual Fund Operating Expenses*	0.42%	10.76%

______________

     *   Expenses that are deducted from the Underlying Fund assets including management fees , distribution, and/or 12b-1 fees, and other expenses.

Fund Fees and Expenses as of December 31, 2002 (unless otherwise indicated)
(as a percentage of average daily net assets of the funding option)

Funding Options:	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

Capital Appreciation Fund	0.81%	—	0.03%	0.84%(18)
Money Market Portfolio (Travelers)	0.38%	—	0.04%	0.42%(1)
AllianceBernstein Variable Product Series Fund, Inc.
AllianceBernstein Premier Growth Portfolio — Class B*	1.00%	0.25%	0.06%	1.31%
American Funds Insurance Series
Global Growth Fund — Class 2 Shares*	0.67%	0.25%	0.04%	0.96%
Growth Fund — Class 2 Shares*	0.38%	0.25%	0.02%	0.65%
Growth-Income Fund — Class 2 Shares*	0.34%	0.25%	0.01%	0.60%
Delaware VIP Trust
Delaware VIP REIT Series — Standard Class	0.75%	—	0.09%	0.84%(3)
Dreyfus Variable Investment Fund
Dreyfus Variable Investment Fund — Appreciation Portfolio — Initial Shares	0.75%	—	0.03%	0.78%
Dreyfus Variable Investment Fund — Developing Leaders Portfolio — Initial Shares	0.75%	—	0.06%	0.81%
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund — Class 2 Shares*	0.60%	0.25%	0.21%	1.06%(4)
Templeton Developing Markets Securities Fund — Class 2 Shares*	1.25%	0.25%	0.33%	1.83%(5)
Templeton Growth Securities Fund — Class 2 Shares*	0.81%	0.25%	0.06%	1.12%(6)

Funding Options:	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

Greenwich Street Series Fund
Equity Index Portfolio — Class II Shares*	0.31%	0.25%	0.05%	0.61%(7)
Salomon Brothers Variable Emerging Growth Fund — Class I Shares	0.95%	—	0.61%	1.56%(15)
Salomon Brothers Variable Growth & Income Fund — Class I Shares	0.65%	—	0.71%	1.36%(15)
Janus Aspen Series
Balanced Portfolio — Service Shares*	0.65%	0.25%	0.02%	0.92%(8)
Global Life Sciences Portfolio — Service Shares*	0.65%	0.25%	0.22%	1.12%(8)
Global Technology Portfolio — Service Shares*	0.65%	0.25%	0.07%	0.97%(8)
Worldwide Growth Portfolio — Service Shares*	0.65%	0.25%	0.05%	0.95%(8)
Lazard Retirement Series, Inc.
Lazard Retirement Small Cap Portfolio*	0.75%	0.25%	0.42%	1.42%(9)
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	0.50%	—	0.46%	0.96%(10)
Mid-Cap Value Portfolio	0.75%	—	0.40%	1.15%(11)
PIMCO Variable Insurance Trust
Real Return Portfolio — Administrative Class	0.25%	—	0.42%	0.67%(12)
Total Return Portfolio — Administrative Class	0.25%	—	0.41%	0.66%(13)
Putnam Variable Trust
Putnam VT International Equity Fund – Class IB Shares*	0.77%	0.25%	0.22%	1.24%
Putnam VT Small Cap Value Fund — Class IB Shares*	0.80%	0.25%	0.12%	1.17%
Salomon Brothers Variable Series Funds Inc.
All Cap Fund — Class I	0.85%	—	0.12%	0.97%
Investors Fund — Class I	0.70%	—	0.11%	0.81%(14)
Large Cap Growth Fund — Class I	0.75%	—	10.01%	10.76%(19)
Small Cap Growth Fund — Class I	0.75%	—	0.55%	1.30%
The Travelers Series Trust
Convertible Securities Portfolio	0.66%	—	0.15%	0.81%(15)
Disciplined Mid Cap Stock Portfolio	0.76%	—	0.09%	0.85%(15)
Equity Income Portfolio	0.75%	—	0.09%	0.84%(16)
Federated High Yield Portfolio	0.71%	—	0.18%	0.89%(15)
Federated Stock Portfolio	0.69%	—	0.15%	0.84%(15)
Large Cap Portfolio	0.75%	—	0.10%	0.85%(17)
Lazard International Stock Portfolio	0.89%	—	0.17%	1.06%(18)
MFS Emerging Growth Portfolio	0.81%	—	0.08%	0.89%(15)
MFS Mid Cap Growth Portfolio	0.86%	—	0.07%	0.93%(19)
MFS Research Portfolio	0.86%	—	0.08%	0.94%(19)
Pioneer Fund Portfolio	0.81%	—	0.19%	1.00%(20)
Travelers Quality Bond Portfolio	0.38%	—	0.06%	0.44%(21)

Funding Options:	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	0.80%	—	0.05%	0.85%(22)
Alliance Growth Portfolio	0.80%	—	0.03%	0.83%(22)
MFS Total Return Portfolio	0.80%	—	0.03%	0.83%(22)
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares*	0.60%	0.25%	0.09%	0.94%
Enterprise Portfolio Class II Shares*	0.50%	0.25%	0.17%	0.92%(23)
Variable Insurance Products Fund II
Contrafund® Portfolio - Service Class 2*	0.58%	0.25%	0.10%	0.93%(24)
Variable Insurance Products Fund III
Dynamic Capital Appreciation Portfolio - Service Class 2*	0.58%	0.25%	1.96%	2.79%(25)
Mid Cap Portfolio - Service Class 2*	0.58%	0.25%	0.12%	0.95%(26)

______________

     *   The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

     #   Expense reimbursements or waivers that are voluntary may be terminated at any time.

Notes

     (1)   The Travelers Insurance Company reimbursed Money Market Portfolio for $71,805 in expenses for the year ended December 31, 2002. For the year ended December 31, 2002, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expense to average net assets will not exceed 0.40%. Management fee includes an administration fee.

     (2)   Not applicable.

     (3)   The investment advisor for the Delaware VIP REIT Series is Delaware Management Company (“DMC”). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.85%. For the period May 1, 2002 through April 30, 2003, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Effective May 1, 2003 through April 30, 2004, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) will not exceed 0.95%. Under its Management Agreement, the S eries pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

     (4)   The Fund’s Class 2 distribution plan or “rule 12b-1 plan” is described in the Fund’s prospectus. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

     (5)   The Fund's Class 2 distribution plan or “rule 12b-1 plan” is described in the Fund's prospectus.

     (6)   The Fund administration fee is paid indirectly through the management fee. The Fund’s Class 2 distribution plan or “rule 12b-1 plan” is described in the Fund’s prospectus.

     (7)   Management fee includes administration fees. Effective June 24, 2002, the Advisory fee for GSS Equity Index Portfolio increased to 0.25% from 0.15%, therefore the actual Management fee for the year was a blended rate of 0.20% plus 0.06% in Administration fees.

     (8)   Expenses for all Portfolios are based upon expenses for the year ended December 31, 2002. All expenses are shown without the effect of any expense offset arrangements.

     (9)   The Fund maintains a voluntary expense cap of 1.25%.

     (10)   “Other Expenses” and “Total Annual Fund Operating Expenses” have been restated based on estimates for the current fiscal year.

     (11)   “Other Expenses” and “Total Annual Fund Operating Expenses” have been restated based on estimates for the current fiscal year. For the year 2003, Lord, Abbett & Co. LLC has contractually agreed to reimburse a portion of the Fund’s expenses to the extent necessary to maintain its “Other Expenses” at an aggregate rate of 0.40% of its average daily net assets.

     (12)   “Other Expenses” reflects a 0.25% administrative fee, 0.01% representing the class' pro rata Trustees’ fees, and 0.01% interest expense. Interest expense is generally incurred as a result of investment management activities. PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees’ fees 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. Ratio of net expenses to average net assets excluding interest expense is 0.65%.

     (13)   “Other Expenses” reflects a 0.25% administrative fee, and 0.01% representing the Portfolio’s pro rata Trustees’ fees. PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees’ fees 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

     (14)   As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

     (15)   Management fee includes an administration fee. Fund has a voluntary expense cap of 0.80%.

     (16)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Equity Income Portfolio were 0.78%.

     (17)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Large Cap Portfolio were 0.81%.

     (18)   Management fee includes an administration fee. Fund has a voluntary expense cap of 1.25%.

     (19)   Management fee includes an administration fee. Fund has a voluntary expense cap of 1.00%.

     (20)   The expense information in the table has been restated to reflect current fees that would have been applicable if they had been in effect during the previous fiscal year. On April 22, 2003, the shareholders of the fund approved a new investment advisory agreement, which became effective May 1, 2003. Under the new agreement, the management fee increased by 0.10%. The management fee also includes a 0.06% fee for adminstrative services.

     (21)   Management fee includes an administration fee. Fund has a voluntary expense cap of 0.75%.

     (22)   Fund has a voluntary expense cap of 1.25%.

     (23)   Because certain expenses were assumed by Van Kampen, Total Annual Operating Expenses for the Enterprise Portfolio Class II were 0.85%.

     (24)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Contrafund Portfolio — Service Class 2 were 0.90%.

     (25)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. These offsets may be discontinued at any time. Also, The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 1.75%. This arrangement can be discontinued by the fund's manager at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Dynamic Capital Appreciation Portfolio — Service Class 2 were 1.63%.

     (26)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Mid Cap Portfolio — Service Class 2 were 0.88%.

Examples

The Example is intended to help you compare the cost of investing in the Contract for the time periods indicated. These costs include Contract Owner transaction expenses, contract fees, separate account annual expenses, and Underlying Fund fees and expenses.

The example shows what your costs would be under certain hypothetical situations. The example does not represent past or future expenses. Your actual expenses may be more or less than those shown. We base the example on the maximum annual expenses of the Underlying Funds for the year ended December 31, 2002. The example is based on the Funds’ maximum Total Annual Operating Expenses before reimbursement, and does not reflect any waivers or reimbursements. If you have selected Variable Funding Options that have voluntarily or contractually agreed to limit the Total Annual Operating Expenses, your expenses may be lower.

You would pay the following expenses on a $10,000 investment, assuming a 5% annual return on assets, and Separate Account charges of 3.25%, which is the maximum charge for the maximum number of optional benefits. For those contracts that do not elect the maximum number of optional benefits, the expenses would be lower. The examples also reflect the annual contract administrative charge.

	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at end of period shown:

Funding Option	1 year	3 years	5years	10 years	1 year	3 years	5 years	10 years

Capital Appreciation Fund	1012	1648	2098	4292	412	1248	2098	4292
Money Market Portfolio (Travelers)	971	1527	1903	3935	371	1127	1903	3935
AllianceBernstein Variable Product Series Fund, Inc.
AllianceBernstein Premier Growth Portfolio - Class B	1058	1781	2311	4672	458	1381	2311	4672
American Funds Insurance Series
Global Growth Fund - Class 2 Shares	1024	1682	2153	4391	424	1282	2153	4391
Growth Fund - Class 2 Shares	993	1593	2010	4132	393	1193	2010	4132
Growth-Income Fund - Class 2 Shares	989	1579	1987	4090	389	1179	1987	4090
Delaware VIP Trust
Delaware VIP REIT Series - Standard Class	1012	1648	2098	4292	412	1248	2098	4292
Dreyfus Variable Investment Fund
Dreyfus Variable Investment Fund - Appreciation Portfolio - Initial Shares	1006	1630	2070	4242	406	1230	2070	4242
Dreyfus Variable Investment Fund - Developing Leaders Portfolio - Initial Shares	1009	1639	2084	4267	409	1239	2084	4267
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund - Class 2 Shares	1034	1710	2198	4472	434	1310	2198	4472
Templeton Developing Markets Securities Fund - Class 2 Shares	1109	1926	2540	5069	509	1526	2540	5069
Templeton Growth Securities Fund - Class 2 Shares	1040	1727	2226	4520	440	1327	2226	4520
Greenwich Street Series Fund
Equity Index Portfolio - Class II Shares	989	1582	1992	4098	389	1182	1992	4098
Salomon Brothers Variable Emerging Growth Fund - Class I Shares	1083	1851	2422	4866	483	1451	2422	4866
Salomon Brothers Variable Growth & Income Fund - Class I Shares	1063	1795	2333	4711	463	1395	2333	4711
Janus Aspen Series
Balanced Portfolio - Service Shares	1020	1670	2135	4358	420	1270	2135	4358
Global Life Sciences Portfolio - Service Shares	1040	1727	2226	4520	440	1327	2226	4520
Global Technology Portfolio - Service Shares	1025	1685	2157	4399	425	1285	2157	4399
Worldwide Growth Portfolio - Service Shares	1023	1679	2148	4382	423	1279	2148	4382
Lazard Retirement Series, Inc.
Lazard Retirement Small Cap Portfolio	1069	1812	2360	4758	469	1412	2360	4758
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	1024	1682	2153	4391	424	1282	2153	4391
Mid-Cap Value Portfolio	1043	1736	2239	4545	443	1336	2239	4545
PIMCO Variable Insurance Trust
Real Return Portfolio - Administrative Class	995	1599	2020	4149	395	1199	2020	4149
Total Return Portfolio - Administrative Class	994	1596	2015	4141	394	1196	2015	4141
Putnam Variable Trust
Putnam VT International Equity Fund - Class IB Shares	1051	1761	2280	4616	451	1361	2280	4616
Putnam VT Small Cap Value Fund - Class IB Shares	1045	1741	2248	4561	445	1341	2248	4561

	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at end of period shown:

Funding Option	1 year	3 years	5years	10 years	1 year	3 years	5 years	10 years

Salomon Brothers Variable Series Funds Inc.
All Cap Fund - Class I	1025	1685	2157	4399	425	1285	2157	4399
Investors Fund - Class I	1009	1639	2084	4267	409	1239	2084	4267
Large Cap Growth Fund - Class I	1939	4065	5591	9075	1339	3665	5591	9075
Small Cap Growth Fund - Class I	1057	1778	2307	4664	457	1378	2307	4664
The Travelers Series Trust
Convertible Securities Portfolio	1009	1639	2084	4267	409	1239	2084	4267
Disciplined Mid Cap Stock Portfolio	1013	1650	2103	4300	413	1250	2103	4300
Equity Income Portfolio	1012	1648	2098	4292	412	1248	2098	4292
Federated High Yield Portfolio	1017	1662	2121	4333	417	1262	2121	4333
Federated Stock Portfolio	1012	1648	2098	4292	412	1248	2098	4292
Large Cap Portfolio	1013	1650	2103	4300	413	1250	2103	4300
Lazard International Stock Portfolio	1034	1710	2198	4472	434	1310	2198	4472
MFS Emerging Growth Portfolio	1017	1662	2121	4333	417	1262	2121	4333
MFS Mid Cap Growth Portfolio	1021	1673	2139	4366	421	1273	2139	4366
MFS Research Portfolio	1022	1676	2144	4374	422	1276	2144	4374
Pioneer Fund Portfolio	1028	1693	2171	4423	428	1293	2171	4423
Travelers Quality Bond Portfolio	973	1533	1912	3952	373	1133	1912	3952
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	1013	1650	2103	4300	413	1250	2103	4300
Alliance Growth Portfolio	1011	1645	2093	4283	411	1245	2093	4283
MFS Total Return Portfolio	1011	1645	2093	4283	411	1245	2093	4283
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	1022	1676	2144	4374	422	1276	2144	4374
Enterprise Portfolio Class II Shares	1020	1670	2135	4358	420	1270	2135	4358
Variable Insurance Products Fund II
Contrafund® Portfolio - Service Class 2	1021	1673	2139	4366	421	1273	2139	4366
Variable Insurance Products Fund III
Dynamic Capital Appreciation Portfolio - Service Class 2	1202	2187	2948	5744	602	1787	2948	5744
Mid Cap Portfolio - Service Class 2	1023	1679	2148	4382	423	1279	2148	4382

We receive payments or offsets from some of the Underlying Funds, their affiliates or service providers for providing administrative or other services for a fund. These payments vary in amount and currently we receive payments at an annual rate of up to 0.50% of the average net amount invested in an Underlying Fund on behalf of the Separate Accounts. These payments by the funds do not result in any charge to you in addition to the Total Annual Operating Expenses disclosed for each fund.

We encourage you to compare and contrast the fees, expenses, benefits and features of the variable annuity described in this prospectus against those of other investment products, including other variable annuity products offered by us. Before purchasing this or any other investment product you should consider whether this or any other product is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and other personal characteristics or needs.

CONDENSED FINANCIAL INFORMATION

See Appendices A and B.

THE ANNUITY CONTRACT

Travelers Life & Annuity Portfolio Architect L Variable Annuity is a contract between the Contract Owner (“you”) and the Company. This is the prospectus — it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract’s essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

We encourage you to compare and contrast the fees, expenses, benefits and features of the variable annuity described in this prospectus against those of other investment products, including other variable annuity products offered by us. Before purchasing this or any other investment product you should consider whether this or any other product is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and other personal characteristics or needs.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account (“Separate Account Contract Value”) or interest on the amounts you allocate to the Fixed Account (“Fixed Account Con tract Value”). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term “Written Request” is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

Contract Owner Inquiries

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-9368.

Purchase Payments

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Purchase payments over $1,000,000 may be made only with our prior consent.

We will apply the initial Purchase Payment less any applicable premium tax (net Purchase Payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

Accumulation Units

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. An Accumulation Unit works like a share of a mutual fund. Each funding option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each funding option by the value of its Accumulation Unit. We calculate the value of an Accumulation Unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

The Variable Funding Options

You choose the Variable Funding Options to which you allocate your Purchase Payments. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the Underlying Funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the Underlying Funds will meet its investment objectives. Please note that during extended periods of low interest rates, the yields of the Underlying Fund that invest in the Smith Barney Money Market Portfolio may also become extremely low and possibly negative. Contact your registered representative or call 1-800-842-9406 to request additional copies of the prospectuses.

If any of the Underlying Funds become unavailable for allocating Purchase Payments, or if we believe that further investment in an Underlying Fund is inappropriate for the purposes of the Contract, we may substitute another funding option. A substituted Underling Fund may have different fees and expenses. Substitution may be made with respect to existing Contract Value or future Purchase Payments, or both for some or all classes of contracts. In addition, we may close Variable Funding Options to allocation of Purchase Payments or Contract Value, or both for some or all classes of Contracts, at anytime in our sole discretion. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current Variable Funding Options are listed below, along with their investment advisers and any subadviser:

Funding Option	Investment Objective	Investment Adviser/Subadviser

Capital Appreciation Fund	Seeks growth of capital. The Fund normally invests in equity securities of issuers of any size and in any industry.	Travelers Asset Management International Company LLC (“TAMIC”) Subadviser: Janus Capital Corp. (“Janus Capital”)
Money Market Portfolio (Travelers)	Seeks high current return with preservation of capital and liquidity. The Fund normally invests in high-quality short term money market instruments.	TAMIC
AllianceBernstein Variable Product Series Fund, Inc.
AllianceBernstein Premier Growth Portfolio — Class B	Seeks growth of capital. The Fund normally invests in equity securities of a relatively small number of intensely researched U.S. companies.	Alliance Capital Management L.P.

Funding Option	Investment Objective	Investment Adviser/Subadviser
American Funds Insurance Series
Global Growth Fund — Class 2 Shares	Seeks capital appreciation. The Fund normally invests in common stocks of companies located around the world.	Capital Research and Management Co. (“CRM”)

Growth Fund — Class 2 Shares	Seeks capital appreciation. The Fund normally invests in common stocks of companies that appear to offer superior opportunities for growth of capital.	CRM

Growth-Income Fund — Class 2 Shares	Seeks capital appreciation and income. The Fund normally invests in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.	CRM
Delaware VIP Trust
Delaware VIP REIT Series — Standard Class	Seeks to achieve maximum long term total return with capital appreciation as a secondary objective. The Fund normally invests in companies that manage a portfolio of real estate to earn profits for shareholders (REITS).	Delaware Management Company
Dreyfus Variable Investment Fund
Dreyfus Variable Investment Fund — Appreciation Portfolio — Initial Shares	Seeks long term capital growth consistent with the preservation of capital. Current income is a secondary objective. The Fund normally invests in common stocks of established companies.	The Dreyfus Corporation (“Dreyfus”) Subadviser: Fayez Sarofim & Co.

Dreyfus Variable Investment Fund — Developing Leaders Portfolio — Initial Shares	Seeks to maximize capital appreciation. The Fund normally invests in companies with market capitalizations of less than $2 billion at the time of purchase.	Dreyfus
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund — Class 2 Shares	Seeks capital appreciation. Income is a secondary objective. The Fund normally invests in equity securities of companies believed to be undervalued.	Franklin Mutual Advisers, LLC
Franklin Templeton Variable Insurance Products Trust (continued)
Templeton Developing Markets Securities Fund — Class 2 Shares	Seeks long-term capital appreciation. The Fund normally invests in the investments of emerging market countries, primarily equity securities.	Templeton Asset Management Ltd.

Templeton Growth Securities Fund — Class 2 Shares	Seeks long-term capital growth. The Fund normally invests in equity securities of companies located anywhere in the world, including the U.S. and emerging markets.	Templeton Global Advisors Limited
Greenwich Street Series Fund
Equity Index Portfolio — Class II Shares	Seeks investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index. The Fund normally invests in equity securities, or other investments with similar economic characteristics that are included in the S&P 500 Index.	Travelers Investment Management Company (“TIMCO”)

Salomon Brothers Variable Emerging Growth Fund — Class I Shares	Seeks capital appreciation. The Fund normally invests in common stocks of emerging growth companies.	Salomon Brothers Asset Management (“SBAM”)

Salomon Brothers Variable Growth & Income Fund — Class I Shares	Seeks income and long-term capital growth. The Fund normally invests in equity securities that provide dividend or interest income and it also invests in non-income producing stocks for potential appreciation in value.	SBAM
Janus Aspen Series
Balanced Portfolio — Service Shares	Seeks long term capital growth, consistent with preservation of capital and balanced by current income. The Fund normally invests in common stocks selected for their growth potential and other securities selected for their income potential.	Janus Capital

Funding Option	Investment Objective	Investment Adviser/Subadviser
Global Life Sciences Portfolio — Service Shares	Seeks long-term growth of capital. The Fund normally invests in securities of companies with a life science (e.g. health, personal care, pharmaceuticals) orientation.	Janus Capital

Global Technology Portfolio — Service Shares	Seeks long-term growth of capital. The Fund normally invests in securities of companies that are expected to benefit from advances or improvements in technology.	Janus Capital

Worldwide Growth Portfolio — Service Shares	Seeks growth of capital in a manner consistent with the preservation of capital. The Fund normally invests in the common stocks of companies of any size throughout the world.	Janus Capital
Lazard Retirement Series, Inc.
Lazard Retirement Small Cap Portfolio	Seeks long-term capital appreciation. The Fund normally invests in equity securities, principally common stocks, of relatively small U.S. companies that are believed to be undervalued based on their earnings, cash flow or asset values.	Lazard Asset Management, LLC
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	Seeks long-term growth of capital and income without excessive fluctuations in market value. The Fund normally invests in equity securities of large, seasoned, U.S. and multinational companies believed to be undervalued.	Lord Abbett & Co.

Mid-Cap Value Portfolio	Seeks capital appreciation. The Fund normally invests in common stocks of mid-sized companies believed to be undervalued.	Lord Abbett & Co.
PIMCO Variable Insurance Trust
Real Return Portfolio — Administrative Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund normally invests in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments or government sponsored enterprises.	Pacific Investment Management Company LLC

Total Return Portfolio — Administrative Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Fund normally invests in intermediate maturity fixed income securities.	Pacific Investment Management Company LLC
Putnam Variable Trust
Putnam VT International Equity Fund — Class IB Shares	Seeks capital appreciation. The Fund normally invests in common stocks of companies outside the U S.	Putnam Investment Management

Putnam VT Small Cap Value Fund — Class IB Shares	Seeks capital appreciation. The Fund normally invests in the common stocks of U.S. companies believed to be undervalued in the market.	Putnam Investment Management
Salomon Brothers Variable Series Funds Inc.
All Cap Fund — Class I	Seeks capital appreciation. The Fund normally invests in common stocks and their equivalents of companies believed to be undervalued in the marketplace.	SBAM

Investors Fund — Class I	Seeks long term growth of capital. Secondarily seeks current income. The Fund normally invests in common stocks of established companies.	SBAM

Large Cap Growth Fund — Class I	Seeks long-term growth of capital. The Fund normally invests in equity securities of companies with large market capitalizations.	SBAM

Small Cap Growth Fund — Class I	Seeks long term growth of capital. The Fund normally invests in equity securities of companies with small market capitalizations.	SBAM

Funding Option	Investment Objective	Investment Adviser/Subadviser
The Travelers Series Trust
Convertible Securities Portfolio	Seeks current income and capital appreciation. The Fund normally invests in convertible securities.	TAMIC

Disciplined Mid Cap Stock Portfolio	Seeks growth of capital. The Fund normally invests in the equity securities of companies with mid-size market capitalizations.	TAMIC Subadviser: TIMCO

Equity Income Portfolio	Seeks reasonable income. The Fund normally invests in equity securities with a focus on income producing equities.	TAMIC Subadviser: Fidelity Management & Research Company (“FMR”)

Federated High Yield Portfolio	Seeks high current income. The Fund normally invests in below investment-grade bonds and debt securities.	TAMIC Subadviser: Federated Investment Management Company (‘Federated”)

Federated Stock Portfolio	Seeks growth of income and capital. The Fund normally invests in equity securities that are selected on the basis of traditional research techniques.	TAMIC Subadviser: Federated

Large Cap Portfolio	Seeks long term growth of capital. The Fund normally invests in the securities of companies with large market capitalizations.	TAMIC Subadviser: FMR
The Travelers Series Trust (continued)
Lazard International Stock Portfolio	Seeks capital appreciation. The Fund normally invests in equity securities of non-U.S. domiciled companies located in developed markets.	TAMIC Subadviser: Lazard Asset Management

MFS Emerging Growth Portfolio	Seeks long term growth of capital. The Fund normally invests in common stock and related securities of emerging growth companies.	TAMIC Subadviser: Massachusetts Financial Services (“MFS”)

MFS Mid Cap Growth Portfolio	Seeks long term growth of capital. The Fund normally invests in equity securities of companies with medium market capitalization that are believed to have above average growth potential.	TAMIC Subadviser: MFS

MFS Research Portfolio	Seeks long term growth of capital and future income. The Fund normally invests in the common stocks of companies of any size.	TAMIC Subadviser: MFS

Pioneer Fund Portfolio	Seeks reasonable income and capital growth. The Fund normally invests in equity securities that are carefully selected, reasonably priced securities.	TAMIC Subadviser: Pioneer Investment Management Inc.

Travelers Quality Bond Portfolio	Seeks current income and total return with moderate capital volatility. The Fund normally invests in investment-grade bonds and debt securities.	TAMIC
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	Seeks capital appreciation. The Fund normally invests in common stocks of companies that are likely to benefit from new products, services or processes or have experienced above-average earnings growth.	Travelers Investment Adviser Inc. (“TIA”) Subadviser: AIM Capital Management Inc.

Alliance Growth Portfolio	Seeks long term growth of capital. The Fund normally invests in the equity securities of U.S. companies.	TIA Subadviser: Alliance

MFS Total Return Portfolio	Seeks above average income consistent with the prudent employment of capital. Secondarily, seeks growth of capital and income. The Fund normally invests in a broad range of equity and fixed-income securities of both U.S. and foreign issuers.	TIA Subadviser: MFS
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	Seeks capital growth and income. The Fund normally invests in common and preferred stocks, and convertible securities, of well established undervalued companies.	Van Kampen Asset Management Inc. (“Van Kampen”)

Funding Option	Investment Objective	Investment Adviser/Subadviser
Enterprise Portfolio Class II Shares	Seeks capital appreciation. The Fund normally invests in common stocks of companies believed to have above-average potential for capital appreciation.	Van Kampen
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2	Seeks long term capital appreciation. The Fund normally invests in common stocks of companies whose value may not be fully recognized by the public.	FMR
Variable Insurance Products Fund III
Dynamic Capital Appreciation Portfolio — Service Class 2	Seeks capital appreciation. The Fund normally invests in growth and/or value common stocks of domestic and foreign issuers.	FMR

Mid Cap Portfolio — Service Class 2	Seeks long term growth of capital. The Fund normally invests in common stocks of companies with medium market capitalizations.	FMR

FIXED ACCOUNT

We may offer our Fixed Account as a funding option. Please see Appendix C for more information.

CHARGES AND DEDUCTIONS

General

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

    the ability for you to make withdrawals and surrenders under the Contracts the death benefit that is paid on the first death of the Contract Owner(s) or Annuitant the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)
    administration of the annuity options available under the Contracts the distribution of various reports to Contract Owners
    the ability to engage in telephone and Internet transactions

Costs and expenses we incur include:

    losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts sales and marketing expenses including commission payments to your sales agent other costs of doing business

Risks we assume include:

    that Annuitants may live longer than estimated when the annuity factors under the Contracts were established;
    that the amount of the death benefit will be greater than the Contract Value that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which Purchase Payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Withdrawal Charge

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for four years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:

Years Since Purchase Payment Made		Withdrawal Charge
Greater than or Equal To	But less than
0 years	1 year		6%
1 year	2 years		5%
2 years	3 years		4%
3 years	4 years		3%
4+ years	0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

(a)	any Purchase Payment to which no withdrawal charge applies, then

(b)	any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

(c)	any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis), then

(d)	any Contract earnings.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

    due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)
    if a lifetime annuity payout has begun, after the first Contract Year under the Managed Distribution Program, or
    if you elect Annuity Payments for a fixed period of at least five years after the first Contract Year.

Partial Withdrawals will be prorated from all Underlying Funds unless you specify otherwise on the Surrender Request Form. If you request a Partial Withdrawal, the amount that you receive may be less than your requested withdrawal amount due to the deduction of applicable taxes and charges, including the Withdrawal Charge. If you want the full requested withdrawal amount you must check the “Net” box on the Surrender Request Form and we will add the amount of the applicable taxes and charges to your requested withdrawal amount.

Free Withdrawal Allowance

The free withdrawal allowance applies to any partial or full withdrawal, but does not apply to any withdrawals transferred directly to other unaffiliated carriers or financial institutions.

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually, without a withdrawal charge. If you have Purchase Payments no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance, or (b) the total amount of Purchase Payments no longer subject to a withdrawal charge. Any free withdrawal taken will reduce Purchase Payments no longer subject to a withdrawal charge. The free withdrawal amount is not cumulative from year to year.

Transfer Charge

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

Administrative Charges

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

            (1)   from the distribution of death proceeds

            (2)   after an annuity payout has begun, or

            (3)   if the Contract Value on the date of assessment equals or is greater than $40,000

We deduct the administrative expense charge (sometimes called “Subaccount administrative charge”) on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our accumulation and Annuity Unit value calculations.

Mortality and Expense Risk Charge

Each business day, we deduct a mortality and expense risk (“M&E”) charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of accumulation and Annuity Unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. If you choose the Deferred Annual Step-Up Death Benefit the M&E is 1.60% annually. If you choose the Annual Step-Up Death Benefit the M&E is 1.70% annually. If you choose the Roll-Up Death Benefit the M&E is 1.90%. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

E.S.P. Charge

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, 0.20% of the amounts held in each funding option.

GMWB Charge

If the GMWB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 1.00% of the amounts held in each funding option. The current charge is 0.40%. Your current charge will not change unless you reset your benefits, at which time we may modify the charge.

Variable Liquidity Benefit Charge

If the Variable Liquidity Benefit is selected (available during the annuitization phase only), there is a maximum surrender charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:

Years Since Initial Purchase Payment Made		Withdrawal Charge
Greater than or Equal To	But less than
0 years	1 year		6%
1 year	2 years		5%
2 years	3 years		4%
3 years	4 years		3%
4 +years	0%

Please refer to The Annuity Period for a description of this benefit

Variable Funding Option Expenses

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses.

Premium Tax

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

Changes in Taxes Based upon Premium or Value

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

TRANSFERS

Up to 30 days before the Maturity Date, you may transfer all or part of the Contract Value between Variable Funding Options. Please note that the contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Therefore, all transfers are subject to the following restrictions:

1.	Excessive Transfers. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Contract Owners. In making this determination, we will consider, among other things, the following factors:

        the total dollar amount being transferred
        the number of transfers you made within the previous three months;
        whether your transfers follow a pattern designed to take advantage of short term market fluctuations and whether your transfers are part of a group of transfers made by a third party on behalf of the individual Contract Owners in the group
2.	Market Timers. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

        reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

If we choose to enforce our contractual rights to restrict transfers to once every six months, we will so notify you in writing.

Future Modifications. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

If, in our sole discretion, we determine you are engaging in activity as described above or similar activity which will potentially hurt the rights or interests of Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. None of these restrictions are applicable to transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus.

We will make transfers at the value(s) next determined after we receive your request in good order at our Home Office. After the Maturity Date, you may make transfers only if allowed by your contract or with our consent. These restrictions are subject to any state law requirements.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

There are no charges for transfers, however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since different Underlying Funds have different expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, you should consider the inherent risks involved in making transfers.

Dollar Cost Averaging

Dollar cost averaging or the pre-authorized transfer program (the “DCA Program”) allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under either a 6 Month, 12 Month or 24 Month Program (we may not always offer all of these Programs). The Programs will generally have different credited interest rates. Under each Program, the interest rate can accrue up to the applicable number of months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Please note that interest will accrue on a declining amount of Fixed Account Value. For example, under the 12 Month Program, the interest rate can accrue up to 12 months on the remaining amounts in the Specia l DCA Program and we must transfer all Purchase Payments and accrued interest in this Program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the Program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the DCA program. In that event, transfers will be made from the Money Market Variable Funding Option.

ACCESS TO YOUR MONEY

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business on the business day we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

Guaranteed Minimum Withdrawal Benefit (“GMWB”)(“Principal Guarantee”)

For an additional charge, you may elect GMWB, a living benefit that guarantees return of your Purchase Payments regardless of market conditions if you do not withdraw more than a certain amount per year. Once you elect this benefit, you cannot cancel it. You must elect the benefit at time of purchase. GMWB will automatically terminate upon annuitization or if you assign your Contract to a different Contract Owner.

Your initial Purchase Payment is used to determine your initial remaining benefit base, (“RBB”), or the maximum amount of money that is guaranteed to be returned to you subject to the conditions below. The maximum amount you may withdraw on an annual basis without an adverse effect on your guarantee is your annual withdrawal benefit (“AWB”).

If you make your first withdrawal within three full years after you purchased GMWB, your AWB will equal 5% of your RBB immediately prior to your first withdrawal. If you begin making withdrawals more than three complete years after you purchased GMWB, your AWB will equal 10% of your RBB immediately prior to your first withdrawal. Your AWB may be taken on any payment schedule you request, e.g. monthly. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of or none of your AWB in any given year, your RBB and AWB will not increase. You can continue to receive your AWB until the RBB is depleted. If you take a partial withdrawal, and your AWB is greater than the free withdrawal allowance, withdrawal charges are waived only on amounts up to your AWB.

Your RBB and AWB will not change unless you make subsequent Purchase Payments or take withdrawals from your Contract, as described below.

If you make subsequent payments, we will recalculate your RBB and your AWB. Your new RBB equals your RBB immediately prior to the subsequent payment plus the subsequent payment. The maximum RBB allowed at any time is $1 million without our consent. We reserve the right not to include subsequent Purchase Payments in the calculation of the RBB. When your RBB is adjusted because you have made a subsequent Purchase Payment, your AWB is recalculated to equal the AWB immediately prior to the subsequent payment, plus either 5% or 10% of the subsequent payment, depending on when you have taken your first withdrawal.

Withdrawals: If the total of all withdrawals since the most recent Contract Date anniversary, including the current withdrawal, is equal to or less than your AWB immediately prior to the current withdrawal, we will recalculate your RBB to equal the RBB immediately prior to the withdrawal, less the amount of the current withdrawal.

If the total amount of all withdrawals since the most recent Contract Date anniversary, including the current withdrawal, exceed the AWB, we will recalculate both your RBB and AWB by applying a partial surrender reduction. The partial surrender reduction is equal to 1) the RBB or AWB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

For example, assume your initial Purchase Payment is $100,000, your age is less than 70, and a withdrawal of $10,000 is taken in contract year two:

	Assumes 15% gain on investment			Assumes 15% loss on investment
	Contract Value	RBB	AWB (5%)	Contract Value	RBB	AWB (5%)
Values As Of
Contract date	$100,000	$100,000	$5,000	$100,000	$100,000	$5,000

Immediately prior to withdrawal, Contract Year two	$115,000	$100,000	$5,000	$85,000	$100,000	$5,000

Immediately after withdrawal, Contract Year two	$105,000	$91,304 [100,000 – (100,000 × 10,000/115,000)]	$4,565 [5,000 – (5,000 × 10,000/115,000)]	$75,000	$88,235 [100,000 – (100,000 × 10,000/85,000)]	$4,412 [5,000– (5,000 × 10,000/85,000)]

Change in Value Due to Withdrawal (Partial Surrender Reduction)	$10,000	$8,696	$435	$10,000	$11,765	$588

Any time on or after the 5th Contract Date anniversary, you may choose to reset your RBB to equal your current Contract Value. Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. The current charge in effect at the time of the reset will apply. Your second and all subsequent resets must occur at least 5 years from the most recent reset. If your first withdrawal from the contract is prior to your third Contract Date anniversary, your AWB will equal 5% of your RBB after any reset. Similarly, if you began taking withdrawals after your third contract year, your AWB will equal 10% of your RBB after any reset. In addition, the length of time over which you can expect to receive your RBB will be reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on a contract anniversary.

If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

    The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or E.S.P. benefit, if any, will be paid.
    The total annual payment amount will equal the AWB and will never exceed your RBB, and
    We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Systematic Withdrawals

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59½. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

Managed Distribution Program. Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70½. (See Federal Tax Considerations.) These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program.

OWNERSHIP PROVISIONS

Types of Ownership

Contract Owner

The Contract belongs to the Contract Owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Nonqualified Contracts. You have sole power during the Annuitant’s lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, or make additional Purchase Payments.

Joint Owner. For Nonqualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

Beneficiary

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

Annuitant

The Annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

Please note: Naming different persons as owner and annuitant may affect whether certain benefits are payable, the amount of these benefits, and who will receive them. Use care when naming owners, annuitants, and beneficiaries, and consult your agent if you have any questions.

Contingent Annuitant

You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living;

    the death benefit will not be payable upon the Annuitant’s death the Contingent Annuitant becomes the Annuitant
    all other rights and benefits will continue in effect

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

DEATH BENEFIT

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance (“Death Report Date”).

Note: If the owner dies before the Annuitant, the death benefit is recalculated, replacing all references to “Annuitant” with “owner.”

Death Proceeds Before the Maturity Date

Deferred Annual Step-Up (Standard Death Benefit)

(not available when either the Annuitant or Owner is age 76 or older on the Contract Date)

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

(1)	the Contract Value on the Death Report Date

(2)	your adjusted Purchase Payment (see below) or

(3)	the Step-Up Value (if any, as described below)

Annual Step-Up Death Benefit

(only Death Benefit option available when either the Annuitant or Owner is age 76 or older on the Contract Date)

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

(1)	the Contract Value on the Death Report Date

(2)	your adjusted Purchase Payment (see below) or

(3)	the Step-Up Value (if any, as described below)

Roll-Up Death Benefit

(not available when either the Annuitant or Owner is age 76 or older on the Contract Date)

If the Annuitant dies before age 80, the death benefit will be the greatest of:	the Contract Value on the Death Report Date;
your adjusted Purchase Payment (see below);
the Step-Up Value, if any, as described below
the Roll-Up Death Benefit Value (as described below)

If the Annuitant dies on or after age 80, the death benefit will be the greatest of:	the Contract Value on the Death Report Date;
your adjusted Purchase Payment (see below) or
the Step-Up Value, if any, as described below, or
the Roll-Up Death Benefit Value (as described below) on the Annuitant’s 80th birthday, plus any additional Purchase Payments and minus any partial surrender reductions (as described below) that occur after the Annuitant’s 80th birthday.

Adjusted Purchase Payment. The initial adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever an additional Purchase Payment is made, the adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the adjusted Purchase Payment is reduced by a partial surrender reduction, described below.

Step-Up Value (for Deferred Annual Step-Up Death Benefit)

The Step-Up Value will initially equal the Contract Value on the fourth Contract Date Anniversary that occurs before the Annuitant’s 80th birthday and before the Death Report Date. On each subsequent Contract Date anniversary that occurs before the Annuitant’s 80th birthday and before the Annuitant’s death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a partial surrender reduction as described below. The only changes made to the Step-Up value on or after the Annuitant’s 80th birthday will be those related to additional Purchase Payments or partial surrenders as described below. If the Death Report Date or the A nnuitant’s 80th birthday is before the fourth Contract Date Anniversary, there is no Step-Up Value

Step-Up Value (for Annual Step-Up and Roll-Up Death Benefits)

The Step-Up Value will initially equal the Contract Value on the first Contract Date anniversary. On each subsequent Contract Date anniversary that occurs before the Annuitant’s 80th birthday and before the Annuitant’s death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a partial surrender reduction as described below. The only changes made to the Step-Up value on or after the Annuitant’s 80th birthday will be those related to additional Purchase Payments or partial surrenders as described below.

Roll-Up Death Benefit Value

On the Contract Date, the Roll-Up Death Benefit Value is equal to the Purchase Payment. On each Contract Date anniversary, the Roll-Up Death Benefit Value will be recalculated to equal a) plus b) minus c), increased by 5%, where:

            a)   is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

            b)   is any Purchase Payment made during the previous Contract Year

            c)   is any partial surrender reduction (as described below) during the previous Contract Year.

On dates other than the Contract Date anniversary, the Roll-Up Death Benefit Value will equal a) plus b) minus c) where:

            a)   is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

            b)   is any Purchase Payment made since the previous Contract Date anniversary

            c)   is any partial surrender reduction (as described below) since the previous Contract Date anniversary

The maximum Roll-Up Death Benefit equals 200% of the difference between all Purchase Payments and all partial surrender reductions (as described below).

Partial Surrender Reductions.

Adjusted Purchase Payment: The partial surrender reduction equals (1) the adjusted purchase payment in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

For example, assume your current Contract Value is $55,000. If your current adjusted purchase payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the adjusted purchase payment as follows:

            50,000 x (10,000/55,000) = 9,090

Your new adjusted purchase payment would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current adjusted purchase payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the adjusted purchase payment as follows:

            50,000 x (10,000/30,000) = 16,666

Your new adjusted purchase payment would be 50,000-16,666, or $33,334.

Step-Up and Roll-Up Value: The partial surrender reduction equals (1) the death benefit (step-up or roll-up value) in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

For example, assume your current Contract Value is $55,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

            50,000 x (10,000/55,000) = 9,090

Your new Step-Up Value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

            50,000 x (10,000/30,000) = 16,666

Your new step-up value would be 50,000-16,666, or $33,334.

If you have elected GMWB, and your death benefit is equal to a return of your Purchase Payments reduced by any applicable partial surrender reduction, the partial surrender reduction will not be applied to your death benefit. Instead, if you have made withdrawals under your contract, your death benefit will be reduced by the amount of those withdrawals and any premium tax not previously deducted.

Enhanced Stepped-Up Provision (“E.S.P.”). (This provision is not available to a customer when either the Annuitant or Contract Owner is age 76 or older on the rider effective date.)

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

If the Annuitant is younger than age 70 on the rider effective date, 40% of the lesser of: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are received both after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

If the Annuitant is between the ages of 70 and 75 on the rider effective date, 25% of the lesser of: (1) 200% of the modified Purchase Payments (described below) excluding Purchase Payments that are received both after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

The initial modified Purchase Payment is equal to the Contract Value as of the rider effective date. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

The partial surrender reduction is equal to: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

            50,000 X (10,000/55,000) = 9,090

You new modified Purchase Payment would be $50,000 - $9,090 = 40,910

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

            50,000 X (10,000/30,000) = 16,666

Your new modified Purchase Payment would be 50,000 - 16,666 = $33,334

Payment of Proceeds

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

Nonqualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*

Owner (who is not the annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes

Owner (who is the annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes

Non-spousal Joint Owner (who is not the annuitant)	The surviving joint owner.		Yes

Non-spousal Joint Owner (who is the annuitant)	The beneficiary (ies), or if none, to the surviving joint owner.	Unless the beneficiary elects to continue the Contract rather than receive a distribution.	Yes

Spousal Joint Owner (who is the annuitant)	The surviving joint owner.	Unless the beneficiary elects to continue the Contract.	Yes

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*

Spousal Joint Owner (who is not the annuitant)	The beneficiary (ies), or if none, to the surviving joint owner.	Unless the spouse elects to continue the Contract A spouse who is not the beneficiary may decline to receive the proceeds or to continue the Contract and instruct the Company to pay the beneficiary.	Yes

Annuitant (who is not the Contract Owner)	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive a distribution.

		Or, if there is a Contingent Annuitant, then the Contingent Annuitant becomes the Annuitant and the Contract continues in effect (generally using the original Maturity Date). The proceeds will then be paid upon the death of the Contingent Annuitant or owner.	Yes

Annuitant (who is the Contract Owner)	See death of “owner who is the Annuitant” above.		Yes

Annuitant (where Owner is non-natural entity/trust)	The beneficiary (ies), or if none, to the Contract Owner.		Yes (Death of Annuitant is treated as death of the owner in these circumstances.)

Contingent Annuitant (assuming Annuitant is still alive)	No death proceeds are payable; Contract continues.		N/A

Beneficiary	No death proceeds are payable; Contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; Contract continues.		N/A

Qualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*

Owner/Annuitant	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive a distribution.	Yes

Beneficiary	No death proceeds are payable; Contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; Contract continues.		N/A

______________

*	Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary’s life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. Spousal Beneficiaries must choose to continue the contract as allowed under the Spousal Contract Continuance provision described below within one year of death. For Qualified Contracts, if mandatory distributions have already begun at the death of the Annuitant, the 5 year payout option is not available.

Spousal Contract Continuance (subject to availability — does not apply if a non-spouse is a joint owner)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase Payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. All other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse’s age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

Beneficiary Contract Continuance (not permitted for non-natural beneficiaries)

If you die before the Maturity Date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued contract (the “adjusted Contract Value”) will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

    transfer ownership
    make additional Purchase Payments

The beneficiary may also name his/her own beneficiary (“succeeding beneficiary”) and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued contract will be based on the beneficiary’s age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

Planned Death Benefit

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

    through an annuity for life or a period that does not exceed the beneficiary’s life expectancy or under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(s) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

Death Proceeds after the Maturity Date

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

THE ANNUITY PERIOD

Maturity Date

Under the Contract, you can receive regular income payments (Annuity Payments). You can choose the month and the year in which those payments begin (Maturity Date). You can also choose among income payouts (annuity options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor, or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time thirteen months after the Contract Date. Unless you elect otherwise, the Maturity Date will be the Annuitant’s 90th birthday or ten years after the effective date of the Contract, if later.

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant’s 90th birthday or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner’s attainment of age 701/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

Allocation of Annuity

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See Transfers.)

Variable Annuity

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

Determination of First Annuity Payment. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant’s adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, a net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

Determination of Second and Subsequent Annuity Payments. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

Fixed Annuity

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under “Variable Annuity,” except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

PAYMENT OPTIONS

Election of Options

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant’s lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the Payment Option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

Annuity Options

Subject to the conditions described in “Election of Options” above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 — Life Annuity — No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 — Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 — Joint and Last Survivor Life Annuity — No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 — Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 — Payments for a Fixed Period without Life Contingency. We will make periodic payments for the period selected (see Variable Liquidity Benefit below).

Option 6 – Other Annuity Options – We will make any other arrangements for Annuity Payments as may be mutually agreed upon.

Variable Liquidity Benefit

This benefit is only offered with the variable annuity option Payments for a Fixed Period without Life Contingency.

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a surrender charge not to exceed the maximum surrender charge rate shown on the specifications page of the contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

MISCELLANEOUS CONTRACT PROVISIONS

Right to Return

You may return the Contract for a full refund of the Contract Value plus any contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within ten days after you receive it (the “right to return period”). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

Termination

You do not need to make any Purchase Payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $2,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes.

Required Reports

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

Suspension of Payments

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange (“the Exchange”) is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

THE SEPARATE ACCOUNTS

The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor Separate Accounts: Separate Account Nine and Separate Account Ten, respectively. Both Separate Account Nine and Separate Account Ten were established on June 18, 1999 and are registered with the SEC as unit investment trusts (Separate Accounts) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Separate Account Nine and Separate Account Ten for the exclusive and separate benefit of the owners of each Separate Accounts, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity Separate Accounts and variable life insurance Separate Accounts may invest in the funding options simultaneously (called “mixed” and “shared” funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Underlying Fund’s Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

Performance Information

From time to time, we may advertise several types of historical performance for the Contract’s Variable Funding Options. We may advertise the “standardized average annual total returns” of the Variable Funding Option, calculated in a manner prescribed by the SEC, and the “nonstandardized total return,” as described below. Specific examples of the performance information appear in the SAI.

Standardized Method. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the Variable Funding Option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). We convert the deduction for the annual contract administrative charge to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

Nonstandardized Method. We calculate nonstandardized “total returns” in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. These returns also do not reflect the withdrawal charge because we designed the Contract for long-term investment.

For Underlying Funds that were in existence before they became available as a funding option, the nonstandardized average annual total return quotations reflect the investment performance that such funding options would have achieved (reduced by the applicable charges) had the Underlying Fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

General. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. (“NASD”), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor’s (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International’s EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the Variable Funding Options.

FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

Non-Resident Aliens

Distributions to non-resident aliens (“NRAs”) are subject to special and complex tax and withholding rules under the Code, some of which are based upon the particular facts and circumstances of the contract owner, the beneficiary and the transaction itself. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

General Taxation of Annuities

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of Contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

Tax-Free Exchanges: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity Contract is received in exchange for a life, endowment, or annuity Contract. Since different annuity Contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

Types of Contracts: Qualified or Nonqualified

If you purchase an annuity Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of qualified contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as nonqualified.

Nonqualified Annuity Contracts

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs — either as a withdrawal (distribution made prior to the Maturity Date), or as Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under applicable tax laws. Similarly, when you receive an Annuity Payment, part of each payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually. Furthermore, for Contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) There is income in the Contract to the extent the contract value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken.

Federal tax law requires that nonqualified annuity Contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the Contract will not be treated as an annuity Contract for Federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

Puerto Rico Tax Considerations

The Puerto Rico Internal Revenue Code of 1994 (the “1994 Code”) taxes distributions from nonqualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. Similarly, the amount of income on annuity distributions (payable over your lifetime) is calculated differently. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes, an individual may not get full credit because of the timing differences. You should consult wi th a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

Qualified Annuity Contracts

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including lump-sum withdrawals and Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or Contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

Note to participants in qualified plans including 401, 403(b), 457 as well as IRA owners: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Please consult your employer or tax adviser regarding this issue.

Penalty Tax for Premature Distributions

For both qualified and nonqualified Contracts, taxable distributions taken before the contract owner has reached the age of 59½ will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

Diversification Requirements for Variable Annuities

The Code requires that any nonqualified variable annuity Contracts based on a Separate Account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract owner of tax-deferred treatment. The Company intends to administer all Contracts subject to this provision of law in a manner that will maintain adequate diversification.

Ownership of the Investments

In certain circumstances, owners of variable annuity Contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the Contract.

Mandatory Distributions for Qualified Plans

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70½. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70½ or the year of retirement.

Minimum Distributions for Beneficiaries When a death benefit becomes due upon the death of the owner and/or annuitant, minimum distributions may be taken over the life expectancy of the beneficiary not less than annually within one year from the date of death or the funds remaining in the Contract must be completely withdrawn within five years from the date of death.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of the death of an owner or annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER INFORMATION

The Insurance Companies

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

Financial Statements

The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

Distribution of Variable Annuity Contracts

Distribution and Principal Underwriting Agreement. Travelers Distribution LLC (“TDLLC”) serves as principal underwriter for each Separate Account and the Contract, which is offered on a continuous basis, pursuant to the terms of the Distribution and Principal Underwriting Agreement among each Separate Account, TDLLC and the Company. TDLLC’s principal executive offices are located at One Cityplace, Hartford, Connecticut. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (the 1934 Act), as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (NASD). TDLLC is affiliated with the Company and each Separate Account. TDLLC, as the principal underwriter and distributor does not retain any fees on the Contracts.

TDLLC enters into selling agreements with broker-dealers, including Tower Square Securities, Inc. (Tower Square), which is affiliated with the Company and each Separate Account, to distribute (sell) the Contracts. TDLLC and these broker-dealers are registered with the SEC and are members of the National Association of Securities Dealers, Inc. (NASD). We intend to sell the Contract in all jurisdictions where we are licensed to do business and where the Contract is approved. Anyone selling the Contract must be a registered representative of a broker-dealer and must also be licensed as an insurance agent to sell variable products.

Compensation. Broker-dealers who have selling agreements with TDLLC are paid compensation for the promotion and sale of the Contracts to broker-dealers who have selling agreements with TDLLC. Compensation paid on the Contracts, as well as other incentives or payments, are not charged directly to the policy owners of the separate account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy.

The amount of compensation may vary depending on the selling agreement but is not expected to exceed 10% of Purchase Payments if up-front compensation is paid to sales agents and 2% annually of average account value if asset based compensation is paid to sales agents.

Because sales representatives of Tower Square are also agents of the Company, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs offered by the Company. These programs include conferences, seminars, meals, sporting events, theater performances, payments for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the contracts may help sales representatives qualify for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, sales representatives who meet certain Company productivity, persistency and length of the services standards may be eligible for additional compensation.

Certain broker-dealers may receive an additional bonus after the first Policy year for sales by their sales representatives, which may be up to the amount of the basic commission for the particular Policy year. These broker-dealers may share the bonus or other compensation with their sales representatives. In addition, we may reimburse these broker-dealers for portions of their sales expenses.

Conformity with State and Federal Laws

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

Voting Rights

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

Legal Proceedings and Opinions

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Companies.

There are no pending legal proceedings affecting either Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse effect on the ability of either Company to meet its obligations under the applicable contract.

Appendix A — CONDENSED FINANCIAL INFORMATION

THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

The following tables provide the Accumulation Unit Value information for the Separate Account Annual Expenses of 1.75% (Deferred Annual Step-Up Death Benefit with no optional features selected), 1.85% (Annual Step-Up Death Benefit with no optional features selected) and 2.05% (Roll-Up Death Benefit with no optional features selected). No other Accumulation Unit Value information for other combinations of Separate Account Annual Expenses is provided because such combinations were not available through the Separate Account as of 12/31/02.

1.60 M&E, 0.15 Adm = 1.75% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

AllianceBernstein Variable Product Series Fund, Inc.
AllianceBernstein Premier Growth Portfolio — Class B (2/00)	2002	0.885	0.601	—
	2001	1.000	0.885	—

American Funds Insurance Series
Global Growth Fund — Class 2 (2/00)	2002	0.893	0.749	—
	2001	1.000	0.893	—

Growth Fund — Class 2 (2/00)	2002	0.871	0.647	—
	2001	1.000	0.871	—

Growth-Income Fund — Class 2 (2/00)	2002	0.957	0.768	—
	2001	1.000	0.957	—

Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund — Class 2 (5/02)	2002	1.000	0.843	—

Templeton Foreign Securities Fund — Class 2 (2/00)	2002	0.894	0.715	—
	2001	1.000	0.894	—

Greenwich Street Series Fund
Equity Index Portfolio — Class II Shares (6/00)	2002	0.912	0.695	—
	2001	1.000	0.912	—

PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class (5/01)	2002	1.041	1.115	—
	2001	1.000	1.041	—

A-1

Accumulation Unit Values (in dollars)

Maximum Expense
1.60 M&E, 0.15 Adm. = 1.75% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Putnam VT Small Cap Value Fund — Class IB Shares (5/01)	2002	1.029	0.826	—

Salomon Brothers Variable Series Fund Inc.
All Cap Fund — Class I (6/00)	2002	0.940	0.692	—
	2001	1.000	0.940	—

Investors Fund — Class I (1/01)	2002	0.929	0.703	—
	2001	1.000	0.929	—

Small Cap Growth Fund — Class I (3/00)	2002	0.933	0.598	—
	2001	1.000	0.933	—

The Travelers Series Trust
Equity Income Portfolio (10/00)	2002	0.936	0.792	—
	2001	1.000	0.936	—

Large Cap Portfolio (6/00)	2002	0.880	0.668	—
	2001	1.000	0.880	—

MFS Emerging Growth Portfolio (2/00)	2002	0.835	0.540	—
	2001	1.000	0.835	—

MFS Research Portfolio (6/00)	2002	0.863	0.635	—
	2001	1.000	0.863	—

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio (5/01)	2002	0.882	0.660	—
	2001	1.000	0.882	—

Alliance Growth Portfolio (6/00)	2002	0.849	0.554	—
	2001	1.000	0.849	—

MFS Total Return Portfolio (7/00)	2002	0.973	0.906	—
	2001	1.000	0.973	—

Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2 (7/02)	2002	1.000	0.855	—
A-2

Accumulation Unit Values (in dollars)

1.70 M&E, 0.15 Adm, = 1.85% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Capital Appreciation Fund (3/02)	2002	1.000	0.777	6,000

Money Market Portfolio (3/02)	2002	1.000	0.996	503,034

AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund — Series I (10/02)	2002	1.142	0.782	12,403
	2001	1.000	1.142	—

Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B (5/02)	2002	1.183	0.803	4,743
	2001	1.000	1.183	—

Credit Suisse Trust
Credit Suisse Emerging Markets Portfolio (3/02)	2002	1.000	0.801	1,000

Delaware VIP Trust
VIP REIT Series — Standard Class (3/02)	2002	1.000	0.953	110,495

Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Shares (3/02)	2002	1.000	0.799	27,841

Small Cap Portfolio — Initial Shares (3/02)	2002	1.000	0.752	13,673

Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund — Class 2 (5/02)	2002	1.000	0.842	112,568

Templeton Growth Securities Fund — Class 2 (8/02)	2002	1.000	0.789	58,188

Greenwich Street Series Fund
Equity Index Portfolio — Class II Shares (6/02)	2002	1.141	0.870	208,514
	2001	1.000	1.141	—
A-3

Accumulation Unit Values (in dollars)

1.70 M&E, 0.15 Adm, = 1.85% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Salomon Brothers Variable Emerging Growth Fund — Class I (1/00)	2002	1.000	0.755	—

Salomon Brothers Variable Growth & Income Fund — Class I (1/00)	2002	1.000	0.798	—

Janus Aspen Series
Balanced Portfolio — Service Shares (3/02)	2002	1.000	0.912	75,931

Global Life Sciences Portfolio — Service Shares (3/02)	2002	1.000	0.734	1,969

Global Technology Portfolio — Service Shares (3/02)	2002	1.000	0.624	73,481

Worldwide Growth Portfolio — Service Shares (3/02)	2002	1.000	0.739	3,000

PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class (2/02)	2002	1.003	1.074	3,411,930
	2001	1.000	1.003	—

Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares (5/02)	2002	1.138	0.919	63,610
	2001	1.000	1.138	—

Putnam VT Small Cap Value Fund — Class IB Shares (3/02)	2002	1.221	0.980	182,271
	2001	1.000	1.221	—

Putnam VT Voyager II Fund — Class IB Shares (1/00)	2002	1.233	0.853	39,946
	2001	1.000	1.233	—

Salomon Brothers Variable Series Fund Inc.
Capital Fund — Class I (12/01)	2002	1.127	0.829	482,311
	2001	1.000	1.127	6,229

Investors Fund — Class I (2/02)	2002	1.134	0.856	316,814
	2001	1.000	1.134	—

Large Cap Growth Fund - Class I (8/02)	2002	1.000	0.798	15,441
A-4

Accumulation Unit Values (in dollars)

1.70 M&E, 0.15 Adm, = 1.85% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Small Cap Growth Fund — Class I (5/02)	2002	1.255	0.805	20,161
	2001	1.000	1.255	—

The Travelers Series Trust
Convertible Securities Portfolio (3/02)	2002	1.000	0.936	71,159

Disciplined Mid Cap Stock Portfolio (3/02)	2002	1.000	0.793	12,568

Equity Income Portfolio (5/02)	2002	1.130	0.955	132,792
	2001	1.000	1.130	—

Federated High Yield Portfolio (3/02)	2002	1.000	0.991	35,619

Federated Stock Portfolio (3/02)	2002	1.000	0.782	39,368

Large Cap Portfolio (6/02)	2002	1.138	0.862	71,115
	2001	1.000	1.138	—

Lazard International Stock Portfolio (3/02)	2002	1.000	0.843	7,884

MFS Emerging Growth Portfolio (8/02)	2002	1.219	0.787	33,294
	2001	1.000	1.219	—

MFS Mid Cap Growth Portfolio (3/02)	2002	1.000	0.549	6,056

MFS Research Portfolio (8/02)	2002	1.151	0.846	27,272
	2001	1.000	1.151	—

Travelers Quality Bond Portfolio (3/02)	2002	1.000	1.055	157,635

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio (5/02)	2002	1.206	0.901	89,349
	2001	1.000	1.206	—

Alliance Growth Portfolio (4/02)	2002	1.148	0.749	83,170
	2001	1.000	1.148	—

MFS Total Return Portfolio (2/02)	2002	1.081	1.005	458,806
	2001	1.000	1.081	—
A-5

Accumulation Unit Values (in dollars)

1.70 M&E, 0.15 Adm, = 1.85% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Van Kampen Life Investment Trust
Comstock Portfolio — Class II Shares (3/02)	2002	1.000	0.766	182,669

Enterprise Portfolio — Class II Shares (3/02)	2002	1.000	0.723	2,000

Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2 (3/02)	2002	1.000	0.867	101,822

Variable Insurance Products Fund III
Dynamic Capital Appreciation Portfolio — Service Class 2 (3/02)	2002	1.000	0.863	1,000

Mid Cap Portfolio — Service Class 2 (3/02)	2002	1.000	0.854	289,347

A-6

Accumulation Unit Values (in dollars)

1.90 M&E, .15 Adm, = 2.05% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Capital Appreciation Fund (3/02)	2002	1.000	0.775	—

Money Market Portfolio (3/02)	2002	1.000	0.995	—

AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund — Series I (10/02)	2002	1.142	0.780	—
	2001	1.000	1.142	—

Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B (5/02)	2002	1.182	0.801	—
	2001	1.000	1.182	—

Credit Suisse Trust
Credit Suisse Emerging Markets Portfolio (3/02)	2002	1.000	0.799	—

Delaware VIP Trust
VIP REIT Series — Standard Class (3/02)	2002	1.000	0.952	—

Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Shares (3/02)	2002	1.000	0.798	—

Small Cap Portfolio — Initial Shares (3/02)	2002	1.000	0.751	—

Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund — Class 2 (5/02)	2002	1.000	0.841	—

Templeton Growth Securities Fund — Class 2 (8/02)	2002	1.000	0.788	—

Greenwich Street Series Fund
Equity Index Portfolio — Class II Shares (6/02)	2002	1.141	0.867	—
	2001	1.000	1.141	—

Salomon Brothers Variable Emerging Growth Fund — Class I (1/00)	2002	1.000	0.754	—

Salomon Brothers Variable Growth & Income Fund — Class I (1/00)	2002	1.000	0.797	—

Janus Aspen Series
Balanced Portfolio — Service Shares (3/02)	2002	1.000	0.911	—
A-7

Accumulation Unit Values (in dollars)

1.90 M&E, 0.15 Adm, = 2.05% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Global Life Sciences Portfolio — Service Shares (3/02)	2002	1.000	0.733	—

Global Technology Portfolio — Service Shares (3/02)	2002	1.000	0.623	—

Worldwide Growth Portfolio — Service Shares (3/02)	2002	1.000	0.738	—

PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class (2/02)	2002	1.002	1.071	—
	2001	1.000	1.002	—

Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares (5/02)	2002	1.137	0.917	—
	2001	1.000	1.137	—

Putnam VT Small Cap Value Fund — Class IB Shares (3/02)	2002	1.220	0.977	—
	2001	1.000	1.220	—

Putnam VT Voyager II Fund — Class IB Shares (1/00)	2002	1.233	0.850	—
	2001	1.000	1.233	—

Salomon Brothers Variable Series Fund Inc.
Capital Fund — Class I (12/01)	2002	1.127	0.827	—
	2001	1.000	1.127	—

Investors Fund — Class I (2/02)	2002	1.133	0.854	—
	2001	1.000	1.133	—

Large Cap Growth Fund — Class I (8/02)	2002	1.000	0.797	—

Small Cap Growth Fund — Class I (5/02)	2002	1.255	0.802	—
	2001	1.000	1.255	—

The Travelers Series Trust
Convertible Securities Portfolio (3/02)	2002	1.000	0.935	—

Disciplined Mid Cap Stock Portfolio (3/02)	2002	1.000	0.792	—
A-8

Accumulation Unit Values (in dollars)

1.90 M&E, 0.15 Adm = 2.05% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Equity Income Portfolio (5/02)	2002	1.129	0.952	—
	2001	1.000	1.129	—

Federated High Yield Portfolio (3/02)	2002	1.000	0.990	—

Federated Stock Portfolio (3/02)	2002	1.000	0.781	—

Large Cap Portfolio (6/02)	2002	1.137	0.860	—
	2001	1.000	1.137	—

Lazard International Stock Portfolio (3/02)	2002	1.000	0.842	—

MFS Emerging Growth Portfolio (8/02)	2002	1.218	0.785	—
	2001	1.000	1.218	—

MFS Mid Cap Growth Portfolio (3/02)	2002	1.000	0.548	—

MFS Research Portfolio (8/02)	2002	1.151	0.844	—
	2001	1.000	1.151	—

Travelers Quality Bond Portfolio (3/02)	2002	1.000	1.054	—

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio (5/02)	2002	1.206	0.899	—
	2001	1.000	1.206	—

Alliance Growth Portfolio (4/02)	2002	1.148	0.747	—
	2001	1.000	1.148	—

MFS Total Return Portfolio (2/02)	2002	1.080	1.002	—
	2001	1.000	1.080	—

Van Kampen Life Investment Trust
Comstock Portfolio — Class II Shares (3/02)	2002	1.000	0.764	—

Enterprise Portfolio — Class II Shares (3/02)	2002	1.000	0.722	—

Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2 (3/02)	2002	1.000	0.865	—
A-9

Accumulation Unit Values (in dollars)

1.90 M&E, 0.15 Adm, = 2.05% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Variable Insurance Products Fund III
Dynamic Capital Appreciation Portfolio — Service Class 2 (3/02)	2002	1.000	0.862	—

Mid Cap Portfolio — Service Class 2 (3/02)	2002	1.000	0.853	—

Notes

Effective January 2, 2003, Dreyfus Variable Investment Fund: Small Cap Portfolio changed its name to Developing Leaders Portfolio.

The number of units outstanding for the 2001 yearend have been restated to include Annuity Units, where appropriate.

The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2002.

“Number of Units outstanding at end of period” may include units for Contract Owners in payout phase, where appropriate.

A-10

Appendix B — CONDENSED FINANCIAL INFORMATION

THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

The following tables provide the Accumulation Unit Value information for the Separate Account Annual Expenses of 1.75% (Deferred Annual Step-Up Death Benefit with no optional features selected), 1.85% (Annual Step-Up Death Benefit with no optional features selected) and 2.05% (Roll-Up Death Benefit with no optional features selected). No other Accumulation Unit Value information for other combinations of Separate Account Annual Expenses is provided because such combinations were not available through the Separate Account as of 12/31/02.

1.70 M&E, 0.15 Adm, = 1.85% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Capital Appreciation Fund (6/02)	2002	1.000	0.777	223,435

Money Market Portfolio (5/02)	2002	1.000	0.996	802,446

AllianceBernstein Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B (11/01)	2002	1.183	0.803	440,010
	2001	1.000	1.183	25,673

Delaware VIP Trust
VIP REIT Series — Standard Class (6/02)	2002	1.000	0.953	169,208

Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Shares (7/02)	2002	1.000	0.799	136,153

Developing Leaders Portfolio — Initial Shares (6/02)	2002	1.000	0.752	429,565

Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund — Class 2 (5/02)	2002	1.000	0.842	719,789

Templeton Growth Securities Fund — Class 2 (7/02)	2002	1.000	0.789	130,925

Greenwich Street Series Fund
Equity Index Portfolio — Class II Shares (10/01)	2002	1.141	0.870	903,725
	2001	1.000	1.141	46,322
B-1

Accumulation Unit Values (in dollars)

1.70 M&E, 0.15 Adm, = 1.85% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Salomon Brothers Variable Emerging Growth Fund — Class I (1/00)	2002	1.000	0.755	2,659

Salomon Brothers Variable Growth & Income Fund — Class I (9/02)	2002	1.000	0.798	16,195

Janus Aspen Series
Balanced Portfolio — Service Shares (8/02)	2002	1.000	0.912	192,627

Global Life Sciences Portfolio — Service Shares (9/02)	2002	1.000	0.734	2,339

Global Technology Portfolio — Service Shares (8/02)	2002	1.000	0.624	9,994

Worldwide Growth Portfolio — Service Shares (8/02)	2002	1.000	0.739	102,057

Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares (10/01)	2002	1.138	0.919	285,369
	2001	1.000	1.138	52,475

Putnam VT Small Cap Value Fund — Class IB Shares (11/01)	2002	1.221	0.980	712,422
	2001	1.000	1.221	16,781

Salomon Brothers Variable Series Fund Inc.
All Cap Fund — Class I (10/01)	2002	1.127	0.829	1,972,141
	2001	1.000	1.127	277,708

Investors Fund — Class I (10/01)	2002	1.134	0.856	806,373
	2001	1.000	1.134	76,156
B-2

Accumulation Unit Values (in dollars)

1.70 M&E, 0.15 Adm, = 1.85% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Large Cap Growth Fund — Class I (9/02)	2002	1.000	0.798	14,568

Small Cap Growth Fund — Class I (11/01)	2002	1.255	0.805	354,038
	2001	1.000	1.255	3,283

The Travelers Series Trust
Convertible Securities Portfolio (6/02)	2002	1.000	0.936	170,593

Disciplined Mid Cap Stock Portfolio (6/02)	2002	1.000	0.793	58,105

Equity Income Portfolio (11/01)	2002	1.130	0.955	718,818
	2001	1.000	1.130	27,813

Federated High Yield Portfolio (8/02)	2002	1.000	0.991	93,591

Federated Stock Portfolio (9/02)	2002	1.000	0.782	17,425

Large Cap Portfolio (10/01)	2002	1.138	0.862	226,191
	2001	1.000	1.138	36,628

Lazard International Stock Portfolio (8/02)	2002	1.000	0.843	35,971

MFS Emerging Growth Portfolio (11/01)	2002	1.219	0.787	179,610
	2001	1.000	1.219	4,324

MFS Mid Cap Growth Portfolio (6/02)	2002	1.000	0.549	222,429

MFS Research Portfolio (12/01)	2002	1.151	0.846	159,360
	2001	1.000	1.151	614

Travelers Quality Bond Portfolio (6/02)	2002	1.000	1.055	544,484

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio (11/01)	2002	1.206	0.901	82,566
	2001	1.000	1.206	3,553

Alliance Growth Portfolio (11/01)	2002	1.148	0.749	654,693
	2001	1.000	1.148	122,403
B-3

Accumulation Unit Values (in dollars)

1.70 M&E, .15 Adm, = 1.85% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

MFS Total Return Portfolio (10/01)	2002	1.081	1.005	4,154,038
	2001	1.000	1.081	348,528

Van Kampen Life Investment Trust
Comstock Portfolio — Class II Shares (6/02)	2002	1.000	0.766	665,542

Enterprise Portfolio — Class II Shares (7/02)	2002	1.000	0.723	78,186

Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2 (6/02)	2002	1.000	0.867	290,464

Variable Insurance Products Fund III
Dynamic Capital Appreciation Portfolio — Service Class 2 (7/02)	2002	1.000	0.863	163,295

Mid Cap Portfolio — Service Class 2 (5/02)	2002	1.000	0.854	558,775

B-4

Accumulation Unit Values (in dollars)

1.90 M&E, 0.15 Adm = 2.05% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Capital Appreciation Fund (6/02)	2002	1.000	0.775	13,963

Money Market Portfolio (5/02)	2002	1.000	0.995	187,176

AllianceBernstein Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B (11/01)	2002	1.182	0.801	422,138
	2001	1.000	1.182	170,836

Delaware VIP Trust
VIP REIT Series — Standard Class (6/02)	2002	1.000	0.952	254,096

Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Shares (7/02)	2002	1.000	0.798	—

Developing Leaders Portfolio — Initial Shares (6/02)	2002	1.000	0.751	30,660

Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund — Class 2 (5/02)	2002	1.000	0.841	111,997

Templeton Growth Securities Fund — Class 2 (7/02)	2002	1.000	0.788	17,719

Greenwich Street Series Fund
Equity Index Portfolio — Class II Shares (10/01)	2002	1.141	0.867	162,856
	2001	1.000	1.141	—

Salomon Brothers Variable Emerging Growth Fund — Class I (1/00)	2002	1.000	0.754	—

Salomon Brothers Variable Growth & Income Fund — Class I (9/02)	2002	1.000	0.797	—

Janus Aspen Series
Balanced Portfolio — Service Shares (8/02)	2002	1.000	0.911	4,844
B-5

Accumulation Unit Values (in dollars)

1.90 M&E, 0.15 Adm = 2.05% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Global Life Sciences Portfolio — Service Shares (9/02)	2002	1.000	0.733	—

Global Technology Portfolio — Service Shares (8/02)	2002	1.000	0.623	—

Worldwide Growth Portfolio — Service Shares (8/02)	2002	1.000	0.738	17,318

PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class (10/01)	2002	1.002	1.071	4,649,600
	2001	1.000	1.002	359,558

Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares (10/01)	2002	1.137	0.917	209,372
	2001	1.000	1.137	4,558

Putnam VT Small Cap Value Fund — Class IB Shares (11/01)	2002	1.220	0.977	286,310
	2001	1.000	1.220	98,292

Salomon Brothers Variable Series Fund Inc.
All Cap Fund — Class I (10/01)	2002	1.127	0.827	838,091
	2001	1.000	1.127	74,887

Investors Fund — Class I (10/01)	2002	1.133	0.854	526,307
	2001	1.000	1.133	14,994

Large Cap Growth Fund — Class I (9/02)	2002	1.000	0.797	4,749

Small Cap Growth Fund — Class I (11/01)	2002	1.255	0.802	244,170
	2001	1.000	1.255	22,533

The Travelers Series Trust
Convertible Securities Portfolio (6/02)	2002	1.000	0.935	26,056

Disciplined Mid Cap Stock Portfolio (6/02)	2002	1.000	0.792	53,735
B-6

Accumulation Unit Values (in dollars)

1.90 M&E, 0.15 Adm. = 2.05% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Equity Income Portfolio (11/01)	2002	1.129	0.952	397,607
	2001	1.000	1.129	10,873

Federated High Yield Portfolio (8/02)	2002	1.000	0.990	87,108

Federated Stock Portfolio (9/02)	2002	1.000	0.781	—

Large Cap Portfolio (10/01)	2002	1.137	0.860	95,934
	2001	1.000	1.137	8,222

Lazard International Stock Portfolio (8/02)	2002	1.000	0.842	10,138

MFS Emerging Growth Portfolio (11/01)	2002	1.218	0.785	322,036
	2001	1.000	1.218	25,458

MFS Mid Cap Growth Portfolio (6/02)	2002	1.000	0.548	4,683

MFS Research Portfolio (12/01)	2002	1.151	0.844	226,138
	2001	1.000	1.151	20,414

Travelers Quality Bond Portfolio (6/02)	2002	1.000	1.054	20,923

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio (11/01)	2002	1.206	0.899	99,352
	2001	1.000	1.206	12,840

Alliance Growth Portfolio (11/01)	2002	1.148	0.747	286,272
	2001	1.000	1.148	85,438

MFS Total Return Portfolio (10/01)	2002	1.080	1.002	2,625,598
	2001	1.000	1.080	476,441

Van Kampen Life Investment Trust
Comstock Portfolio — Class II Shares (6/02)	2002	1.000	0.764	94,785

Enterprise Portfolio — Class II Shares (7/02)	2002	1.000	0.722	—

Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2 (6/02)	2002	1.000	0.865	98,257
B-7

Accumulation Unit Values (in dollars)

1.90 M&E, 0.15 Adm, = 2.05% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Variable Insurance Products Fund III
Dynamic Capital Appreciation Portfolio — Service Class 2 (7/02)	2002	1.000	0.862	—

Mid Cap Portfolio — Service Class 2 (5/02)	2002	1.000	0.853	148,547

Notes

Effective January 2, 2003, Dreyfus Variable Investment Fund: Small Cap Portfolio changed its name to Developing Leaders Portfolio.

The number of units outstanding for the 2001 yearend have been restated to include Annuity Units, where appropriate.

The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2002.

“Number of Units outstanding at end of period” may include units for Contract Owners in payout phase, where appropriate.

B-8

APPENDIX C

THE FIXED ACCOUNT

The Fixed Account is part of the Company’s general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company’s general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors

Transfers

You may make transfers from the Fixed Account to any other available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract.

C-1

APPENDIX D

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

      The Insurance Company
      Principal Underwriter
      Distribution and Principal Underwriting Agreement
      Valuation of Assets
      Performance Information
      Federal Tax Considerations
      Independent Auditors
      Financial Statements

Copies of the Statement of Additional Information dated ___________________ are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to: The Travelers Life and Annuity Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415. The Travelers Insurance Company Statement of Additional Information is printed on Form L-19988S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-19988S-TLAC.

Name:
Address:

D-1

L-19988	August, 2003

Travelers Life & Annuity Vintage L Variable Annuity Prospectus:

The Travelers Separate Account Nine For Variable Annuities
The Travelers Separate Account Ten For Variable Annuities

This prospectus describes Travelers Life & Annuity Vintage L Variable Annuity, a flexible premium deferred variable annuity contract (the “Contract”) issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment (“Qualified Contracts”) as well as those that do not qualify for such treatment (“Nonqualified Contracts”). We may issue it as an individual Contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to Contracts and certificates as "Contracts." You can choose to have your premium (“Purchase Payments”) accumulate on a variable and, subject to availability, fixed basis in one of our funding options. You r Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:

AllianceBernstein Variable Product Series Fund, Inc.	Smith Barney Investment Series
AllianceBernstein Growth and Income Portfolio —Class B	Smith Barney Large Cap Core Portfolio
AllianceBernstein Premier Growth Portfolio — Class B	Smith Barney Premier Selections All Cap Growth Portfolio
American Funds Insurance Series	Smith Barney Multiple Discipline Trust
Global Growth Fund — Class 2 Shares	Multiple Discipline Portfolio — All Cap Growth and Value
Growth Fund — Class 2 Shares	Multiple Discipline Portfolio — Balanced All Cap Growth and Value
Growth-Income Fund — Class 2 Shares	Multiple Discipline Portfolio — Global All Cap Growth and Value
Franklin Templeton Variable Insurance Products Trust	Multiple Discipline Portfolio — Large Cap Growth and Value
Franklin Small Cap Fund — Class 2 Shares	The Travelers Series Trust
Mutual Shares Securities Fund — Class 2 Shares	Equity Income Portfolio
Templeton Developing Markets Securities Fund — Class 2 Shares	Large Cap Portfolio
Templeton Foreign Securities Fund — Class 2 Shares	Lazard International Stock Portfolio
Greenwich Street Series Fund	MFS Emerging Growth Portfolio
Appreciation Portfolio	MFS Research Portfolio
Diversified Strategic Income Portfolio	Pioneer Fund Portfolio
Equity Index Portfolio — Class II Shares	Travelers Series Fund Inc.
Fundamental Value Portfolio	AIM Capital Appreciation Portfolio
Janus Aspen Series	Alliance Growth Portfolio
Mid Cap Growth Portfolio — Service Shares	MFS Total Return Portfolio
Lazard Retirement Series, Inc.	Smith Barney Aggressive Growth Portfolio
Lazard Retirement Small Cap Portfolio	Smith Barney High Income Portfolio
Lord Abbett Series Fund, Inc.	Smith Barney Large Capitalization Growth Portfolio
Growth and Income Portfolio	Smith Barney Mid Cap Core Portfolio
Mid-Cap Value Portfolio	Smith Barney Money Market Portfolio
PIMCO Variable Insurance Trust	Travelers Managed Income Portfolio
Real Return Portfolio — Administrative Class	Van Kampen Enterprise Portfolio
Total Return Portfolio — Administrative Class	Van Kampen Life Investment Trust
Putnam Variable Trust	Emerging Growth Portfolio Class I Shares
Putnam VT International Equity Fund — Class IB Shares	Variable Annuity Portfolios
Putnam VT Small Cap Value Fund — Class IB Shares	Smith Barney Small Cap Growth Opportunities Portfolio
Salomon Brothers Variable Series Funds Inc.	Variable Insurance Products Fund II
All Cap Fund — Class I	Contrafund® Portfolio — Service Class
Investors Fund — Class I	Variable Insurance Products Fund III
Small Cap Growth Fund — Class I	Mid Cap Portfolio — Service Class 2

The Contract, certain contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information (“SAI”) dated ___________2003. We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415, call 1-800-842-8573 or access the SEC’s website (http://www.sec.gov). See Appendix D for the SAI’s table of contents.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Variable annuity contracts are not deposits of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus dated ______, 2003

Glossary	3	Variable Annuity	33
Summary	4	Fixed Annuity	33
Fee Table	7	Payment Options	33
Condensed Financial Information	13	Election of Options	33
The Annuity Contract	13	Annuity Options	34
Contract Owner Inquiries	13	Variable Liquidity Benefit	34
Purchase Payments	13	Miscellaneous Contract Provisions	35
Accumulation Units	14	Right to Return	35
The Variable Funding Options	14	Termination	35
The Fixed Account	19	Required Reports	35
Charges and Deductions	19	Suspension of Payments	35
General	19	The Separate Accounts	35
Withdrawal Charge	20	Performance Information	36
Free Withdrawal Allowance	20	Federal Tax Considerations	37
Transfer Charge	20	Non-Resident Aliens	37
Administrative Charges	20	General Taxation of Annuities	37
Mortality and Expense Risk Charge	21	Types of Contracts: Qualified or Nonqualified	37
GMWB Charge	21	Nonqualified Annuity Contracts	37
E.S.P. Charge	21	Puerto Rico Tax Considerations	38
Variable Liquidity Benefit Charge	21	Qualified Annuity Contracts	38
Variable Funding Option Expenses	21	Penalty Tax for Premature Distribution	38
Premium Tax	22	Diversification Requirements for Variable
Changes in Taxes Based Upon Premium		Annuities	39
or Value	22	Ownership of the Investments	39
Transfers	22	Mandatory Distributions for Qualified Plans	39
Dollar Cost Averaging	23	Taxation of Death Benefit Proceeds	39
Telephone and Electronic Transactions	24	Other Information	39
Access to Your Money	24	The Insurance Companies	39
Guaranteed Minimum Withdrawal Benefit	24	The Travelers Insurance Company	40
Systematic Withdrawals	25	The Travelers Life and Annuity Company	40
Ownership Provisions	26	Financial Statements	40
Types of Ownership	26	Distribution of Variable Annuity Contracts	40
Contract Owner	26	Voting Rights	41
Beneficiary	26	Legal Proceedings and Opinions	41
Annuitant	26	Appendix A: Condensed Financial Information
Contingent Annuitant	26	for Travelers Insurance Company: Separate
Death Benefit	27	Account Nine	A-1
Death Proceeds before the Maturity Date	27	Appendix B: Condensed Financial Information
E.S.P.	29	for Travelers Life and Annuity Company:
Payment of Proceeds	29	Separate Account Ten	B-1
Spousal Contract Continuation	31	Appendix C: The Fixed Account	C-1
Beneficiary Contract Continuance	31	Appendix D: Contents of the Statement of
Planned Death Benefit	32	Additional Information	D-1
Death Proceeds after the Maturity Date	32
The Annuity Period	32
Maturity Date	32
Allocation of Annuity	33

2

Glossary

Accumulation Unit — an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

Annuitant — the person on whose life the Maturity Date and Annuity Payments depend.

Annuity Payments — series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

Annuity Unit — an accounting unit of measure used to calculate the amount of Annuity Payments.

Cash Surrender Value — the Contract Value less any withdrawal charge and premium tax not previously deducted.

Code — the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

Contingent Annuitant — the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

Contract Date — the date on which the Contract is issued.

Contract Owner (you) — the person named in the Contract (on the specifications page) as the owner of the Contract.

Contract Value — Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

Contract Years — twelve month periods beginning with the Contract Date.

Death Report Date — the day on which we have received 1) Due Proof of Death and 2) written payment instructions or election of spousal or beneficiary contract continuation.

Due Proof of Death — (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

Fixed Account — an account that consists of all of the assets under this Contract other than those in the Separate Account.

Home Office — the Home Office of The Travelers Insurance Company or The Travelers Life and Annuity Company or any other office that we may designate for the purpose of administering this Contract.

Maturity Date — the date on which the Annuity Payments are to begin.

Payment Option — an annuity or income option elected under your Contract.

Purchase Payment — any premium paid by you to initiate or supplement this Contract.

Qualified Contract — a contract used in a retirement plan or program that is intended to qualify under Sections 401(a), 403(b), 408(b), or 414(d) of the Code.

Separate Account — a segregated account registered with the Securities and Exchange Commission (“SEC”), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

Subaccount — that portion of the assets of a Separate Account that is allocated to a particular Underlying Funds.

Underlying Fund — a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

Valuation Date — a date on which a Subaccount is valued.

Valuation Period — the period between successive valuations.

Variable Funding Option — a Subaccount of the Separate Account that invests in an Underlying Fund.

We, us, our — The Travelers Insurance Company or The Travelers Life and Annuity Company.

Written Request — written information sent to us in a form and content satisfactory to us and received at our Home Office.

You, your — the Contract Owner.

3

Summary:
Travelers Life & Annuity Vintage L Variable Annuity

This summary details some of the more important points that you should know and consider before purchasing the Contract. Please read the entire prospectus carefully.

What company will issue my Contract? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, (“the Company,” “We” or “Us”). Refer to your Contract for the name of your issuing Company. Each company sponsors its own segregated account (“Separate Account”). The Travelers Insurance Company sponsors the Travelers Separate Account Nine for Variable Annuities (“Separate Account Nine”); The Travelers Life and Annuity Company sponsors the Travelers Separate Account Ten for Variable Annuities (“Separate Account Ten”). When we refer to the Separate Account, we are referring to either Separate Account Nine or Separate Account Ten, depending upon your issuing Company.

You may only purchase a Contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

Can you give me a general description of the Contract? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options (annuity period). You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the “Fixed Account”). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase. During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Nonqualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (“Annuity Payments”) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the Variable Funding Options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

Who should purchase this Contract? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans; and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified contracts include contracts qualifying under Section 401(a), 403(b), 408(b), or 414(d) of the Code. Purchase of this Contract through a tax qualified retirement plan (“Plan”) does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

If you are age 75 years or younger you may purchase the Contract with an initial payment of at least $5000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

Can I exchange my current annuity contract for this Contract? The Code generally permits you to exchange one annuity contract for another in a “tax-free exchange.” Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes

4

on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

Is there a right to return period? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

Can you give a general description of the Variable Funding Options and how they operate? The Variable Funding Options are Subaccounts of The Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. However, this restriction does not apply to transfers that are part of the DCA Program.

What expenses will be assessed under the Contract? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk (“M&E”) charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.70%for the Annual Step-Up Benefit or 1.90% for the Roll-Up Death Benefit. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments. The maximum percentage is 6%, decreasing to 0% in years five and later.

If you select the Enhanced Stepped-Up Provision (“E.S.P.”), an additional 0.15% annually will be deducted from amounts in the Variable Funding Options. This provision is not available when either the Annuitant or owner is age 76 or older on the rider effective date.

If you select the Guaranteed Minimum Withdrawal Benefit (“GMWB”) (“Principal Guarantee”), a maximum of 1.00% annually will be deducted from amounts in the Variable Funding Options. The current charge is 0.40%.

If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 6% of the amounts withdrawn. Please refer to The Annuity Period for a description of this benefit.

How will my Purchase Payments and withdrawals be taxed? Generally, the payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59½ when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

5

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

How may I access my money? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

What is the death benefit under the Contract? The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of spousal or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

Where may I find out more about Accumulation Unit values? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

Are there any additional features? This Contract has other features you may be interested in. These include:

    Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.
    Systematic Withdrawal Option. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.
    Automatic Rebalancing. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.
    Managed Distribution Program. This program allows us to automatically calculate and distribute to you, in November of the applicable tax year, an amount that will satisfy the Internal Revenue Service’s minimum distribution requirements imposed on certain contracts once the owner reaches age 70½ or retires. These minimum distributions occur during the accumulation phase.
    Spousal Contract Continuance (subject to availability). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.
    Enhanced Stepped-Up Provision (“E.S.P.”). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.
    Beneficiary Contract Continuance (not permitted for non-natural beneficiaries). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract.
    Guaranteed Minimum Withdrawal Benefit. (“Principal Guarantee”) (“GMWB”) For an additional charge, we will guarantee the periodic return of your Purchase Payments. Under this benefit, we will pay you a maximum of 5% or 10% of your Purchase Payments, depending on when you elect to begin receiving the payments, every year until your Purchase Payments have been returned in full.
6

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, taking withdrawals from, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time you buy the Contract, take withdrawals from the Contract, surrender the Contract, or transfer Contract Value between Funding Options. Expenses shown do not include premium taxes, which may be applicable.

Contract Owner Transaction Expenses

Withdrawal Charge	6%(1)
(as a percentage of the Purchase Payments withdrawn)

Transfer Charge	$10(2)
(assessed on transfers that exceed 12 per year)

Variable Liquidity Benefit Charge (after annuitization only)	6%(3)
(as a percentage of amounts withdrawn during Annuity Period)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

Annual Contract Administrative Charge	$30(4)

Separate Account Annual Expenses (as a percentage of daily net assets of the Separate Account)

	Annual Step-Up Death Benefit	Roll-Up Death Benefit
Mortality and Expense Risk Charge	1.70%	1.90%
Administrative Expense Charge	0.15%	0.15%
Total Separate Account Annual Charges With No Optional Features Selected	1.85%	2.05%
Optional E.S.P. Charge	0.15%	0.15%
Total Separate Account Annual Charges With E.S.P. Only Selected	2.00%	2.20%
Maximum Optional GMWB Charge	1.00%(5)	1.00%(5)
Total Separate Account Annual Charges With GMWB Only Selected	2.85%	3.05%
Total Separate Account Annual Charges With E.S.P. And GMWB Selected	3.00%	3.20%

______________

(1)	The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for 4 years. The charge is as follows:

Years Since Purchase Payment Made		Withdrawal Charge
Greater than or equal to	But less than
0 years	1 year	6%
1 year	2 years	5%
2 years	3 years	4%
3 years	4 years	3%
4 +years		0%

(2)	We currently do not assess the transfer charge.

(3)	The Variable Liquidity Benefit Charge declines to zero after four years and only applies if the Variable Liquidity Benefit is selected.

(4)	We do not assess this charge if Contract Value is $40,000 or more on the fourth Friday of each August.

(5)	The current charge for GMWB is 0.40%.

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The next item shows the minimum and maximum total operating expenses charged by the Fund as of December 31, 2002 that you may pay periodically during the time that you own the Contract. The second item shows each Fund’s fees and expenses as of December 31, 2002. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Minimum and Maximum Total Annual Fund Operating Expenses as of December 31, 2002

	Minimum (before reimbursement)	Maximum (before reimbursement)

Total Annual Fund Operating Expenses*	0.42%	119.99%

*Expenses that are deducted from the Underlying Fund assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.

Fund Fees and Expenses as of December 31, 2002 (unless otherwise indicated)

(as a percentage of average daily net assets of the funding option)

Funding Options:	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

AllianceBernstein Variable Product Series Fund, Inc.
AllianceBernstein Growth and Income Portfolio — Class B*	0.63%	0.25%	0.05%	0.93%
AllianceBernstein Premier Growth Portfolio — Class B*	1.00%	0.25%	0.06%	1.31%
American Funds Insurance Series
Global Growth Fund — Class 2 Shares*	0.67%	0.25%	0.04%	0.96%
Growth Fund — Class 2 Shares*	0.38%	0.25%	0.02%	0.65%
Growth-Income Fund — Class 2 Shares*	0.33%	0.25%	0.02%	0.60%
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2 Shares*	0.53%	0.25%	0.31%	1.09%(2)
Mutual Shares Securities Fund — Class 2 Shares*	0.60%	0.25%	0.21%	1.06%(2)
Templeton Developing Markets Securities Fund — Class 2 Shares*	1.25%	0.25%	0.33%	1.83%(1)
Templeton Foreign Securities Fund — Class 2 Shares*	0.70%	0.25%	0.20%	1.15%(2)
Greenwich Street Series Fund
Appreciation Portfolio	0.75%	—	0.02%	0.77%(14)
Diversified Strategic Income Portfolio	0.65%	—	0.22%	0.87%(14)
Equity Index Portfolio — Class II Shares*	0.31%	0.25%	0.05%	0.61%(3)
Fundamental Value Portfolio	0.75%	—	0.03%	0.78%(14)
Janus Aspen Series
Mid Cap Growth Portfolio — Service Shares*	0.65%	0.25%	0.02%	0.92%(4)
Lazard Retirement Series, Inc.
Lazard Retirement Small Cap Portfolio*	0.75%	0.25%	0.42%	1.42%(5)
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	0.50%	—	0.46%	0.96%(6)
Mid-Cap Value Portfolio	0.75%	—	0.40%	1.15%(6)
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Funding Options:	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

PIMCO Variable Insurance Trust
Real Return Portfolio — Administrative Class	0.25%	—	0.42%	0.67%(7)
Total Return Portfolio — Administrative Class	0.25%	—	0.41%	0.66%(8)
Putnam Variable Trust
Putnam VT International Equity Fund — Class IB Shares*	0.77%	0.25%	0.22%	1.24%
Putnam VT Small Cap Value Fund — Class IB Shares*	0.80%	0.25%	0.12%	1.17%
Salomon Brothers Variable Series Funds Inc.
All Cap Fund — Class I	0.85%	—	0.12%	0.97%
Investors Fund — Class I	0.70%	—	0.11%	0.81%(9)
Small Cap Growth Fund — Class I	0.75%	—	0.55%	1.30%
Smith Barney Investment Series
Smith Barney Large Cap Core Portfolio	0.75%	—	0.18%	0.93%
Smith Barney Premier Selections All Cap Growth Portfolio	0.75%	—	0.36%	1.11%
Smith Barney Multiple Discipline Trust
Multiple Discipline Portfolio — All Cap Growth and Value*	0.75%	0.25%	20.24%	21.24%(10)
Multiple Discipline Portfolio — Balanced All Cap Growth and Value*	0.75%	0.25%	22.38%	23.28%(10)
Multiple Discipline Portfolio — Global All Cap Growth and Value*	0.75%	0.25%	51.11%	52.11%(10)
Multiple Discipline Portfolio — Large Cap Growth and Value*	0.75%	0.25%	118.99%	119.99%(10)
The Travelers Series Trust
Equity Income Portfolio	0.75%	—	0.09%	0.84%(11)
Large Cap Portfolio	0.75%	—	0.10%	0.85%(12)
Lazard International Stock Portfolio	0.89%	—	0.17%	1.06%(13)
MFS Emerging Growth Portfolio	0.81%	—	0.08%	0.89%(14)
MFS Research Portfolio	0.86%	—	0.08%	0.94%(15)
Pioneer Fund Portfolio	0.81%	—	0.19%	1.00%(16)
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	0.80%	—	0.05%	0.85%(17)
Alliance Growth Portfolio	0.80%	—	0.03%	0.83%(17)
MFS Total Return Portfolio	0.80%	—	0.03%	0.83%(17)
Smith Barney Aggressive Growth Portfolio	0.80%	—	0.03%	0.83%(18)
Smith Barney High Income Portfolio	0.60%	—	0.09%	0.69%(17)
Smith Barney International All Cap Growth Portfolio	0.90%	—	0.10%	1.00%(19)
Smith Barney Large Capitalization Growth Portfolio	0.75%	—	0.05%	0.80%
Smith Barney Mid Cap Core Portfolio	0.75%	—	0.15%	0.90%
Smith Barney Money Market Portfolio	0.38%	—	0.04%	0.42%
Travelers Managed Income Portfolio	0.65%	—	0.04%	0.69%(17)
Van Kampen Enterprise Portfolio	0.70%	—	0.06%	0.76%(17)
Van Kampen Life Investment Trust
Emerging Growth Portfolio Class I Shares	0.70%	—	0.08%	0.78%
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Funding Options:	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio	0.75%	—	0.15%	0.90%
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class*	0.58%	0.10%	0.10%	0.78%(20)
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2*	0.58%	0.25%	0.12%	0.95%(21)

______________

     *   The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

     #   Expense reimbursements and waivers that are voluntary may be terminated at any time.

Notes

     (1)   The Fund’s Class 2 distribution plan or “rule 12b-1 plan” is described in the Fund’s prospectus.

     (2)   The Fund’s Class 2 distribution plan or “rule 12b-1 plan” is described in the Fund’s prospectus. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund for cash management. This reduction is required by the Fund’s Board of Trustees and an exemptive order by the Securities and Exchange Commission.

     (3)   Management fee includes administration fees. Effective June 24, 2002, the Advisory fee for GSS Equity Index Portfolio increased to 0.25% from 0.15%, therefore the actual Management fee for the year was a blended rate of 0.20% plus 0.06% in Administration fees.

     (4)   Expenses for all Portfolios are based upon expenses for the year ended December 31, 2002. All expenses are shown without the effect of any expense offset arrangements. Formerly, Aggressive Growth Portfolio.

     (5)   The Fund maintains a voluntary expense cap of 1.25%.

     (6)   Other Expenses and Total Annual Fund Operating Expenses have been restated based on estimates for the current fiscal year. For the year 2003, Lord Abbett & Co LLC has contractually agreed to reimburse a portion of the Fund’s expenses to the extent necessary to maintain its Other Expenses at an aggregate rate of 0.40% of its average daily net assets.

     (7)   “Other Expenses” reflects a 0.25% administrative fee, 0.01% representing the class’ pro rata Trustees’ fees, and 0.01% interest expense. Interest expense is generally incurred as a result of investment management activities. PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees’ fees 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. Ratio of net expenses to average net assets excluding interest expense is 0.65%.

     (8)   “Other Expenses” reflects a 0.25% administrative fee, and 0.01% representing the Portfolio’s pro rata Trustees’ fees. PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees’ fees 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

     (9)   As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

     (10)   The Funds have a voluntary expense cap of 1.00%, so after reductions the Total Annual Operating Expense for each fund would be 1.00%.

     (11)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Equity Income Portfolio were 0.78%.

     (12)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Large Cap Portfolio were 0.81%.

     (13)   Management fee includes an administration fee. Fund has a voluntary expense cap of 1.25%.

     (14)   Management fee includes an administration fee. Fund has a voluntary expense cap of 0.80%.

     (15)   Management fee includes an administration fee. Fund has a voluntary expense cap of 1.00%.

     (16)   The expense information in the table has been restated to reflect current fees that would have been applicable if they had been in effect during the previous fiscal year. On April 22, 2003, the shareholders of the fund approved a new investment advisory agreement, which became effective May 1, 2003. Under the new agreement, the management fee increased by 0.10%. The management fee also includes a 0.06% fee for adminstrative services.

     (17)   Fund has a voluntary expense cap of 1.25%.

     (18)   Fund has a voluntary expense cap of 1.00%.

     (19)   Fund has a voluntary expense cap of 1.50%.

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     (20)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Contrafund Portfolio — Service Class were 0.74%.

     (21)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Mid Cap Portfolio — Service Class 2 were 0.88%.

Examples

The example is intended to help you compare the cost of investing in the Contract for the time periods indicated. These costs include Contract Owner transaction expenses, contract fees, separate account annual expenses, and Underlying Fund fees and expenses.

This example shows what your costs would be under certain hypothetical situations. The example does not represent past or future expenses. Your actual expenses may be more or less than those shown. We base the example on the maximum annual expenses of the Underlying Funds for the year ended December 31, 2002. The example is based on the Funds’ maximum Total Annual Operating Expenses before reimbursement, and does not reflect any waivers or reimbursements. If you have selected Variable Funding Options that have voluntarily or contractually agreed to limit the Total Annual Operating Expenses, your expenses may be lower.

You would pay the following expenses on a $10,000 investment, assuming a 5% annual return on assets, and Separate Account charges of 3.20%, which is the maximum charge for the maximum number of optional benefits. For those contracts that do not elect the maximum number of optional benefits, the expenses would be lower. The example also reflects the annual contract administrative charge.

	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at end of period shown:

Funding Option	1 year	3 years	5years	10 years	1 year	3 years	5 years	10 years

AllianceBernstein Variable Product Series Fund, Inc.
AllianceBernstein Growth and Income Portfolio—Class B	1016	1659	2116	4325	416	1259	2116	4325
AllianceBernstein Premier Growth Portfolio—Class B	1053	1767	2289	4632	453	1367	2289	4632
American Funds Insurance Series
Global Growth Fund—Class 2 Shares	1019	1667	2130	4350	419	1267	2130	4350
Growth Fund—Class 2 Shares	989	1579	1987	4090	389	1179	1987	4090
Growth-Income Fund—Class 2 Shares	984	1564	1964	4047	384	1164	1964	4047
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund—Class 2 Shares	1032	1704	2189	4456	432	1304	2189	4456
Mutual Shares Securities Fund—Class 2 Shares	1029	1696	2176	4431	429	1296	2176	4431
Templeton Developing Markets Securities Fund—Class 2 Shares	1104	1912	2519	5032	504	1512	2519	5032
Templeton Foreign Securities Fund—Class 2 Shares	1038	1721	2216	4504	438	1321	2216	4504
Greenwich Street Series Fund
Appreciation Portfolio	1000	1613	2043	4191	400	1213	2043	4191
Diversified Strategic Income Portfolio	1010	1642	2089	4275	410	1242	2089	4275
Equity Index Portfolio—Class II Shares	985	1567	1969	4056	385	1167	1969	4056
Fundamental Value Portfolio	1001	1616	2047	4200	401	1216	2047	4200
Janus Aspen Series
Mid Cap Growth Portfolio—Service Shares	1015	1656	2112	4317	415	1256	2112	4317
Lazard Retirement Series, Inc.
Lazard Retirement Small Cap Portfolio	1064	1798	2338	4719	464	1398	2338	4719
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	1019	1667	2130	4350	419	1267	2130	4350
Mid-Cap Value Portfolio	1038	1721	2216	4504	438	1321	2216	4504
11

	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at end of period shown:

Funding Option	1 year	3 years	5years	10 years	1 year	3 years	5 years	10 years

PIMCO Variable Insurance Trust
Real Return Portfolio—Administrative Class	990	1585	1996	4107	390	1185	1996	4107
Total Return Portfolio—Administrative Class	989	1582	1992	4098	389	1182	1992	4098
Putnam Variable Trust
Putnam VT International Equity Fund—Class IB Shares	1047	1747	2257	4577	447	1347	2257	4577
Putnam VT Small Cap Value Fund—Class IB Shares	1040	1727	2226	4520	440	1327	2226	4520
Salomon Brothers Variable Series Funds Inc.
All Cap Fund—Class I	1020	1670	2135	4358	420	1270	2135	4358
Investors Fund—Class I	1004	1625	2061	4225	404	1225	2061	4225
Small Cap Growth Fund—Class I	1052	1764	2284	4624	452	1364	2284	4624
Smith Barney Investment Series
Smith Barney Large Cap Core Portfolio	1016	1659	2116	4325	416	1259	2116	4325
Smith Barney Premier Selections All Cap Growth Portfolio	1034	1710	2198	4472	434	1310	2198	4472
Smith Barney Multiple Discipline Trust
Multiple Discipline Portfolio—All Cap Growth and Value	2807	5818	7500	10043	2207	5418	7500	10043
Multiple Discipline Portfolio—Balanced All Cap Growth and Value	2965	6078	7721	10023	2365	5678	7721	10023
Multiple Discipline Portfolio—Global All Cap Growth and Value	4740	7619	7979	8219	4140	7219	7979	8219
Multiple Discipline Portfolio—Large Cap Growth and Value	*	*	*	*	10500*	*	*	*
The Travelers Series Trust
Equity Income Portfolio	1007	1633	2075	4250	407	1233	2075	4250
Large Cap Portfolio	1008	1636	2080	4259	408	1236	2080	4259
Lazard International Stock Portfolio	1029	1696	2176	4431	429	1296	2176	4431
MFS Emerging Growth Portfolio	1012	1648	2098	4292	412	1248	2098	4292
MFS Research Portfolio	1017	1662	2121	4333	417	1262	2121	4333
Pioneer Fund Portfolio	1023	1679	2148	4382	423	1279	2148	4382
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	1008	1636	2080	4259	408	1236	2080	4259
Alliance Growth Portfolio	1006	1630	2070	4242	406	1230	2070	4242
MFS Total Return Portfolio	1006	1630	2070	4242	406	1230	2070	4242
Smith Barney Aggressive Growth Portfolio	1006	1630	2070	4242	406	1230	2070	4242
Smith Barney High Income Portfolio	992	1590	2006	4124	392	1190	2006	4124
Smith Barney Large Capitalization Growth Portfolio	1003	1622	2057	4217	403	1222	2057	4217
Smith Barney Mid Cap Core Portfolio	1013	1650	2103	4300	413	1250	2103	4300
Smith Barney Money Market Portfolio	966	1512	1880	3891	366	1112	1880	3891
Travelers Managed Income Portfolio	992	1590	2006	4124	392	1190	2006	4124
Van Kampen Enterprise Portfolio	999	1610	2038	4183	399	1210	2038	4183
Van Kampen Life Investment Trust
Emerging Growth Portfolio Class I Shares	1001	1616	2047	4200	401	1216	2047	4200
Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio	1013	1650	2103	4300	413	1250	2103	4300
Variable Insurance Products Fund II
Contrafund® Portfolio—Service Class	1001	1616	2047	4200	401	1216	2047	4200
Variable Insurance Products Fund III
Mid Cap Portfolio—Service Class 2	1018	1665	2125	4341	418	1265	2125	4341

______________

*	The portfolios of the Smith Barney Multiple Discipline Fund were established on September 23, 2002. The expense examples above are based on Fund expenses before reimbursement or waiver, which expenses reflect only 3 months of Fund activity. Using this before-reimbursement figure for the Large Cap Growth and Value Portfolio, there would be no account value after Contract Year one, therefore there is no amount upon which to calculate expenses in years 3, 5 and 10. Please refer to the footnotes to the Variable Funding Option Expenses Table above for the Fund expenses after voluntary reimbursement and waiver.

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We receive payments or offsets from some of the Underlying Funds, their affiliates or service providers for providing administrative or other services for a fund. These payments vary in amount and currently we receive payments at an annual rate of up to 0.50% of the average net amount invested in an Underlying Fund on behalf of the Separate Accounts. These payments by the funds do not result in any additional charge to you.

We encourage you to compare and contrast the fees, expenses, benefits and features of the variable annuity described in this prospectus against those of other investment products, including other variable annuity products offered by us. Before purchasing this or any other investment product you should consider whether this or any other product is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and other personal characteristics or needs.

CONDENSED FINANCIAL INFORMATION

See Appendices A and B.

THE ANNUITY CONTRACT

Travelers Life & Annuity Vintage L Variable Annuity is a contract between the Contract Owner (“you”) and the Company. This is the prospectus — it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract’s essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

We encourage you to compare and contrast the fees, expenses, benefits and features of the variable annuity described in this prospectus against those of other investment products, including other variable annuity products offered by us. Before purchasing this or any other investment product you should consider whether this or any other product is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and other personal characteristics or needs.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the “Maturity Date.” The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account (“Separate Account Contract Value”) or interest on the amounts you allocate to the Fixed Account (“Fixed Account Contract Value”). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term “Written Request” is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

Contract Owner Inquiries

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-9368.

Purchase Payments

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death

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benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Purchase Payments over $1,000,000 may be made only with our prior consent.

We will apply the initial Purchase Payment less any applicable premium tax (net Purchase Payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

Accumulation Units

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. An Accumulation Unit works like a share of a mutual fund. Each funding option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each funding option by the value of its Accumulation Unit. We calculate the value of an Accumulation Unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

The Variable Funding Options

You choose the Variable Funding Options to which you allocate your Purchase Payments. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the Underlying Funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the Underlying Funds will meet its investment objectives. Please note that during extended periods of low interest rates, the yields of the Underlying Fund that invest in the Smith Barney Money Market Portfolio may also become extremely low and possibly negative. Contact your registered representative or call 1-800-842-9406 to request additional copies of the prospectuses.

If any of the Underlying Funds become unavailable for allocating Purchase Payments, or if we believe that further investment in an Underlying Fund is inappropriate for the purposes of the Contract, we may substitute another funding option. A substituted Underling Fund may have different fees and expenses. Substitution may be made with respect to existing Contract Value or future Purchase Payments, or both for some or all classes of contracts. In addition, we may close Variable Funding Options to allocation of Purchase Payments or Contract Value, or both for some or all classes of Contracts, at anytime in our sole discretion. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current Variable Funding Options are listed below, along with their investment advisers and any subadviser:

Funding Option	Investment Objective	Investment Adviser/Subadviser

AllianceBernstein Variable Product Series Fund, Inc.
AllianceBernstein Growth and Income Portfolio — Class B	Seeks reasonable current income and appreciation. The Fund normally invests in dividend-paying common stocks considered to be good quality.	Alliance Capital Management L.P.(“Alliance”)

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Funding Option	Investment Objective	Investment Adviser/Subadviser

AllianceBernstein Premier Growth Portfolio — Class B	Seeks growth of capital. The Fund normally invests in equity securities of a relatively small number of intensely researched U.S. companies.	Alliance
American Funds Insurance Series
Global Growth Fund — Class 2 Shares	Seeks capital appreciation. The Fund normally invests in common stocks of companies located around the world.	Capital Research and Management Co.(“CRM”)

Growth Fund — Class 2 Shares	Seeks capital appreciation. The Fund normally invests in common stocks of companies that appear to offer superior opportunities for growth of capital.	CRM

Growth-Income Fund — Class 2 Shares	Seeks capital appreciation and income. The Fund normally invests in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.	CRM
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2 Shares	Seeks long-term capital growth. The Fund normally invests in small capitalization companies.	Franklin Advisers, Inc.

Mutual Shares Securities Fund — Class 2 Shares	Seeks capital appreciation. Income is a secondary objective. The Fund normally invests in equity securities of companies believed to be undervalued.	Franklin Mutual Advisers, LLC

Templeton Developing Markets Securities Fund — Class 2 Shares	Seeks long-term capital appreciation. The Fund normally invests in the investments of emerging market countries, primarily equity securities.	Templeton Asset Management Ltd.

Templeton Foreign Securities Fund — Class 2 Shares	Seeks long-term capital growth. The Fund normally invests in investments, primarily equity securities, of issuers located outside of the U.S., including those in emerging markets.	Templeton Investment Counsel, LLC
Greenwich Street Series Fund
Appreciation Portfolio	Seeks long- term appreciation of capital. The Fund normally invests in equity securities of U.S. companies.	Smith Barney Fund Management LLC (“SBFM”)
Greenwich Street Series Fund (continued)
Diversified Strategic Income Portfolio	Seeks high current income. The Fund normally invests in fixed income securities.	SBFM Subadviser: Smith Barney Global Capital Management, Inc.
Equity Index Portfolio — Class II Shares	Seeks investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index. The Fund normally invests in equity securities, or other investments with similar economic characteristics that are included in the S&P 500 Index.	Travelers Investment Management Company (“TIMCO”)

Fundamental Value Portfolio	Seeks long-term capital growth. Current income is a secondary consideration. The Fund normally invests in common stocks, and common stock equivalents of companies, believed to be undervalued.	SBFM
Janus Aspen Series
Mid Cap Growth Portfolio — Service Shares	Seeks capital growth. The Fund normally invests in equity securities of mid-sized companies.	Janus Capital Management LLC (“Janus Capital”)
Lazard Retirement Series, Inc.
Lazard Retirement Small Cap Portfolio	Seeks long-term capital appreciation. The Fund normally invests in equity securities, principally common stocks, of relatively small U.S. companies that are believed to be undervalued based on their earnings, cash flow or asset values.	Lazard Asset Management, LLC

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Funding Option	Investment Objective	Investment Adviser/Subadviser

Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	Seeks long-term growth of capital and income without excessive fluctuations in market value. The Fund normally invests in equity securities of large, seasoned, U.S. and multinational companies believed to be undervalued.	Lord Abbett & Co.

Mid-Cap Value Portfolio	Seeks capital appreciation. The Fund normally invests in common stocks of mid-sized companies believed to be undervalued.	Lord Abbett & Co.
PIMCO Variable Insurance Trust
Real Return Portfolio — Administrative Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund normally invests in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments or government sponsored enterprises.	Pacific Investment Management Company LLC

Total Return Portfolio — Administrative Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Fund normally invests in intermediate maturity fixed income securities.	Pacific Investment Management Company LLC
Putnam Variable Trust
Putnam VT International Equity Fund — Class IB Shares	Seeks capital appreciation. The Fund normally invests in common stocks of companies outside the U S.	Putnam
Putnam VT Small Cap Value Fund — Class IB Shares	Seeks capital appreciation. The Fund normally invests in the common stocks of U.S. companies believed to be undervalued in the market.	Putnam
Salomon Brothers Variable Series Funds Inc.
All Cap Fund — Class I	Seeks capital appreciation. The Fund normally invests in common stocks and their equivalents of companies believed to be undervalued in the marketplace.	Salomon Brothers Asset Management (“SBAM”)

Investors Fund — Class I	Seeks long term growth of capital. Secondarily seeks current income. The Fund normally invests in common stocks of established companies.	SBAM

Small Cap Growth Fund — Class I	Seeks long term growth of capital. The Fund normally invests in equity securities of companies with small market capitalizations.	SBAM
Smith Barney Investment Series
Smith Barney Large Cap Core Portfolio	Seeks capital appreciation. The Fund normally invests in the equity securities of U.S. companies with large market capitalizations.	SBFM

Smith Barney Premier Selections All Cap Growth Portfolio	Seeks long term capital growth. The Fund consists of a Large Cap Growth segment, Mid Cap Growth segment and Small Cap Growth segment. All three segments normally invest in equity securities. The Large Cap Growth segment invests in large sized companies. The Mid Cap Growth segment invests in medium sized companies. The Small Cap Growth segment invests in small sized companies.	SBFM
Smith Barney Multiple Discipline Trust
Multiple Discipline Portfolio — All Cap Growth and Value	Seeks long-term growth of capital. The Fund normally invests in equity securities within all market capitalization ranges. The Fund consists of two segments. The All Cap Growth segment combines the growth potential of small to medium companies with the stability of high-quality large company growth stocks. The All Cap Value segment invests in companies whose market prices are attractive in relation to their business fundamentals.	SBFM

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Funding Option	Investment Objective	Investment Adviser/Subadviser

Multiple Discipline Portfolio — Balanced All Cap Growth and Value	Seeks long-term growth of capital balanced principal preservation. The Fund normally invests in equity and fixed-income growth securities. The Fund consists of three segments. The All Cap Growth segment combines the growth potential of small to medium companies with the stability of high-quality large company growth stocks. The All Cap Value segment invests in companies whose market prices are attractive in relation to their business fundamentals. The Government Securities Management (7-Year) segment invests in short and intermediate term U.S. government securities with an average maturity of 7 years.	SBFM

Multiple Discipline Portfolio — Global All Cap Growth and Value	Seeks long-term growth of capital. The Fund normally invests in equity securities. The Fund consists of four segments. The Large Cap Growth segment focuses on high-quality stocks with consistent growth. The Large Cap Value segment invests in established undervalued companies. The Mid/Small Cap Growth segment invests in small and medium sized companies with strong fundamentals and earnings growth potential. The International/ADR segment seeks to build long-term well-diversified portfolios with exceptional risk/reward characteristics.	SBFM
Smith Barney Multiple Discipline Trust (continued)
Multiple Discipline Portfolio — Large Cap Growth and Value	Seeks long-term growth of capital. The Fund normally invests in equity securities of companies with large market capitalizations. The Fund consists of two segments. The Large Cap Growth segment focuses on high-quality stocks with consistent growth. The Large Cap Value segment invests in established undervalued companies.	SBFM
The Travelers Series Trust
Equity Income Portfolio	Seeks reasonable income. The Fund normally invests in equity securities with a focus on income producing equities.	TAMIC Subadviser: Fidelity Management & Research Company (“FMR”)

Large Cap Portfolio	Seeks long term growth of capital. The Fund normally invests in the securities of companies with large market capitalizations.	TAMIC Subadviser: FMR

Lazard International Stock Portfolio	Seeks capital appreciation. The Fund normally invests in equity securities of non-U.S. domiciled companies located in developed markets.	TAMIC Subadviser: Lazard Asset Management

MFS Emerging Growth Portfolio	Seeks long term growth of capital. The Fund normally invests in common stock and related securities of emerging growth companies.	TAMIC Subadviser: Massachusetts Financial Services (“MFS”)

MFS Research Portfolio	Seeks long term growth of capital and future income. The Fund normally invests in the common stocks of companies of any size.	TAMIC Subadviser: MFS

Pioneer Fund Portfolio	Seeks reasonable income and capital growth. The Fund normally invests in equity securities that are carefully selected, reasonably priced securities.	TAMIC Subadviser: Pioneer Investment Management Inc.
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	Seeks capital appreciation. The Fund normally invests in common stocks of companies that are likely to benefit from new products, services or processes or have experienced above-average earnings growth.	Travelers Investment Adviser Inc. (“TIA”) Subadviser: AIM Capital Management Inc.

Alliance Growth Portfolio	Seeks long term growth of capital. The Fund normally invests in the equity securities of U.S. companies.	TIA Subadviser: Alliance

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Funding Option	Investment Objective	Investment Adviser/Subadviser

MFS Total Return Portfolio	Seeks above average income consistent with the prudent employment of capital. Secondarily, seeks growth of capital and income. The Fund normally invests in a broad range of equity and fixed-income securities of both U.S. and foreign issuers.	TIA Subadviser: MFS

Smith Barney Aggressive Growth Portfolio	Seeks long-term capital appreciation. The Fund normally invests in common stocks of companies that are experiencing, or are expected to experience, growth in earnings.	SBFM

Smith Barney High Income Portfolio	Seeks high current income. Secondarily, seeks capital appreciation. The Fund normally invests in high yield corporate debt and preferred stock of U.S. and foreign issuers.	SBFM

Smith Barney Large Capitalization Growth Portfolio	Seeks long term growth of capital. The Fund normally invests in equities, or similar securities, of companies with large market capitalizations.	SBFM
Travelers Series Fund Inc. (continued)
Smith Barney Mid Cap Core Portfolio	Seeks long-term growth of capital. The Fund normally invests in equities, or similar securities, of medium sized companies.	SBFM

Smith Barney Money Market Portfolio	Seeks to maximize current income consistent with preservation of capital. The Fund seeks to maintain a stable $1 share price. The Fund normally invests in high quality U.S. short-term debt securities.	SBFM

Travelers Managed Income Portfolio	Seeks high current income consistent with prudent risk of capital. The Fund normally invests in U.S. corporate debt and U.S. government securities.	TAMIC

Van Kampen Enterprise Portfolio	Seeks capital appreciation. The Fund normally invests in common stocks of growth companies.	TIA Subadviser: Van Kampen Asset Management Inc. (“Van Kampen”)
Van Kampen Life Investment Trust
Emerging Growth Portfolio Class I Shares	Seeks capital appreciation. The Fund normally invests in common stocks of emerging growth companies.	Van Kampen
Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio	Seeks long term capital growth. The Fund normally invests in equity securities of small cap companies and related investments.	Citi Fund Management, Inc.
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class	Seeks long term capital appreciation. The Fund normally invests in common stocks of companies whose value may not be fully recognized by the public.	FMR
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2	Seeks long term growth of capital. The Fund normally invests in common stocks of companies with medium market capitalizations.	FMR

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FIXED ACCOUNT

We may offer our Fixed Account as a funding option. Please see Appendix C for more information.

CHARGES AND DEDUCTIONS

General

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

    the ability for you to make withdrawals and surrenders under the Contracts;
    the death benefit that is paid on the first death of the Contract Owner(s) or Annnuitant;
    the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs);
    administration of the annuity options available under the Contracts;
    the distribution of various reports to Contract Owners; and
    the ability to engage in telephone and Internet transactions.

Costs and expenses we incur include:

    losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts;
    sales and marketing expenses including commission payments to your sales agent; and
    other costs of doing business.

Risks we assume include:

    that Annuitants may live longer than estimated when the annuity factors under the Contracts were established;
    that the amount of the death benefit will be greater than the Contract Value; and
    that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which Purchase Payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

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Withdrawal Charge

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for four years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:

Years Since Initial Purchase Payment		Withdrawal Charge
Greater than or Equal To	But less than
0 years	1 year	6%
1 year	2 years	5%
2 years	3 years	4%
3 years	4 years	3%
4 + years		0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

(a)	any Purchase Payment to which no withdrawal charge applies, then

(b)	any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

(c)	any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis), then

(d)	any Contract earnings

We will not deduct a withdrawal charge if Purchase Payments are distributed:

    due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)
    if a lifetime annuity payout has begun, after the first Contract Year under the Managed Distribution Program
    if you elect Annuity Payments for a fixed period of at least five years after the first Contract Year

Partial Withdrawals will be prorated from all Underlying Funds unless you specify otherwise on the Surrender Request Form. If you request a Partial Withdrawal, the amount that you receive may be less than your requested withdrawal amount due to the deduction of applicable taxes and charges, including the Withdrawal Charge. If you want the full requested withdrawal amount you must check the “Net” box on the Surrender Request Form and we will add the amount of the applicable taxes and charges to your requested withdrawal amount.

Free Withdrawal Allowance

The free withdrawal allowance applies to any partial or full withdrawal, but does not apply to any withdrawals transferred directly to other unaffiliated carriers or financial institutions.

Beginning in the second Contract Year you may withdraw up to 10% of the Contract Value annually, without a withdrawal charge. If you have Purchase Payments no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance, or (b) the total amount of Purchase Payments no longer subject to a withdrawal charge. Any free withdrawal taken will reduce Purchase Payments no longer subject to a withdrawal charge. The free withdrawal amount is not cumulative from year to year.

Transfer Charge

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

Administrative Charges

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August.

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This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

            (1)   from the distribution of death proceeds

            (2)   after an annuity payout has begun, or

            (3)   if the Contract Value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called “sub-account administrative charge”) on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our accumulation and Annuity Unit value calculations.

Mortality and Expense Risk Charge

Each business day, we deduct a mortality and expense risk (“M&E”) charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of accumulation and Annuity Unit values. The charges stated are the maximum for this product. If you select the Annual Step-Up Death Benefit the M&E charge is 1.70% annually. If you select the Roll-Up Death Benefit the M&E charge is 1.90% annually. We reserve the right to lower this charge at any time. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

GMWB Charge

If the GMWB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 1.00% of the amounts held in each Funding Option. The current charge is 0.40%. Your current charge will not change unless you reset your benefits, at which time we may modify the charge.

E.S.P. Charge

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, 0.15% of the amounts held in each Funding Option.

Variable Liquidity Benefit Charge

If the Variable Liquidity Benefit is selected (available during the annuitization phase only), there is a maximum surrender charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:

Years Since Initial Purchase Payment		Surrender Charge
Greater than or Equal To	But less than
0 years	1 year	6%
1 year	2 years	5%
2 years	3 years	4%
3 years	4 years	3%
4 + years		0%

Please refer to The Annuity Period for a description of this benefit.

Variable Funding Option Expenses

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses.

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Premium Tax

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

Changes in Taxes Based upon Premium or Value

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

TRANSFERS

Up to 30 days before the Maturity Date, you may transfer all or part of the Contract Value between Variable Funding Options. Please note that the contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Therefore, all transfers are subject to the following restrictions:

1.	Excessive Transfers. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Contract Owners. In making this determination, we will consider, among other things, the following factors:

        the total dollar amount being transferred
        the number of transfers you made within the previous three months whether your transfers follow a pattern designed to take advantage of short term market fluctuations whether your transfers are part of a group of transfers made by a third party on behalf of the individual Contract Owners in the group
2.	Market Timers. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

        reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

If we choose to enforce our contractual rights to restrict transfers to once every six months, we will so notify you in writing.

Future Modifications. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

If, in our sole discretion, we determine you are engaging in activity as described above or similar activity which will potentially hurt the rights or interests of Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. None of these restrictions are applicable to transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus.

We will make transfers at the value(s) next determined after we receive your request in good order at our Home Office. After the Maturity Date, you may make transfers only if allowed by your contract or with our consent. These restrictions are subject to any state law requirements.

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Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

There are no charges for transfers, however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since different Underlying Funds have different expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, you should consider the inherent risks involved in making transfers.

Dollar Cost Averaging

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under a 6 Month, 12 Month or 24 Month Program. The Programs will generally have different credited interest rates. Under each Program, the interest rate can accrue up to the applicable number of months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest on a level basis to the selected Funding Options in the applicable time period. Please note that interest will accrue on a declining amount of Fixed Account Value. For example, under the 12 Month Program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payment s and accrued interest in this Program on a level basis to the selected Funding Options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the Program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the Dollar Cost Averaging Program. In that event, transfers will be made from the Money Market Variable Funding Option.

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ACCESS TO YOUR MONEY

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business on the business day we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period. Outstanding loans will reduce values and benefits under the Contract.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

Guaranteed Minimum Withdrawal Benefit (“GMWB” or “Principal Guarantee”)

For an additional charge, you may elect GMWB, a living benefit that guarantees return of your Purchase Payments regardless of market conditions if you do not withdraw more than a certain amount per year. Once you elect this benefit, you cannot cancel it. You must elect the benefit at time of purchase. GMWB will automatically terminate upon annuitization or if you assign your Contract to a different Contract Owner.

Your initial Purchase Payment is used to determine your initial remaining benefit base, (“RBB”), or the maximum amount of money that is guaranteed to be returned to you subject to the conditions below. The maximum amount you may withdraw on an annual basis without an adverse effect on your guarantee is your annual withdrawal benefit (“AWB”).

If you make your first withdrawal within three full years after you purchased GMWB, your AWB will equal 5% of your RBB immediately prior to your first withdrawal. If you begin making withdrawals more than three complete years after you purchased GMWB, your AWB will equal 10% of your RBB immediately prior to your first withdrawal. Your AWB may be taken on any payment schedule you request, e.g. monthly. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of or none of your AWB in any given year, your RBB and AWB will not increase. You can continue to receive your AWB until the RBB is depleted. If you take a partial withdrawal, and your AWB is greater than the free withdrawal allowance, withdrawal charges are waived only on amounts up to your AWB.

Your RBB and AWB will not change unless you make subsequent Purchase Payments or take withdrawals from your Contract, as described below.

If you make subsequent payments, we will recalculate your RBB and your AWB. Your new RBB equals your RBB immediately prior to the subsequent payment plus the subsequent payment. The maximum RBB allowed at any time is $1 million without our consent. We reserve the right not to include subsequent Purchase Payments in the calculation of the RBB. When your RBB is adjusted because you have made a subsequent Purchase Payment, your AWB is recalculated to equal the AWB immediately prior to the subsequent payment, plus either 5% or 10% of the subsequent payment, depending on when you have taken your first withdrawal.

Withdrawals: If the total of all withdrawals since the most recent Contract Date anniversary, including the current withdrawal, is equal to or less than your AWB immediately prior to the current withdrawal, we will recalculate your RBB to equal the RBB immediately prior to the withdrawal, less the amount of the current withdrawal.

If the total amount of all withdrawals since the most recent Contract Date anniversary, including the current withdrawal, exceed the AWB, we will recalculate both your RBB and AWB by applying a partial surrender reduction. The partial surrender reduction is equal to 1) the RBB or AWB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

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For example, assume your initial Purchase Payment is $100,000, your age is less than 70, and a withdrawal of $10,000 is taken in contract year two:

	Assumes 15% gain on investment			Assumes 15% loss on investment
	Contract Value	RBB	AWB (5%)	Contract Value	RBB	AWB (5%)
Values As Of
Contract date	$100,000	$100,000	$5,000	$100,000	$100,000	$5,000
Immediately prior to withdrawal, Contract Year two	$115,000	$100,000	$5,000	$85,000	$100,000	$5,000
Immediately after withdrawal, Contract Year two	$105,000	$91,304 [100,000 – (100,000 x10,000/115,000)]	$4,565 [5,000 – (5,000 x10,000/115,000)]	$75,000	$88,235 [100,000 – (100,000 x10,000/85,000)]	$4,412 [5,000– (5,000 x10,000/85,000)]

Change in value due to withdrawal (Partial Surrender Reduction)	$10,000	$8,696	$435	$10,000	$11,765	$588

Any time on or after the 5th Contract Date anniversary, you may choose to reset your RBB to equal your current Contract Value. Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. The current charge in effect at the time of the reset will apply. Your second and all subsequent resets must occur at least 5 years from the most recent reset. If your first withdrawal from the contract is prior to your third Contract Date anniversary, your AWB will equal 5% of your RBB after any reset. Similarly, if you began taking withdrawals after your third contract year, your AWB will equal 10% of your RBB after any reset. In addition, the length of time over which you can expect to receive your RBB will be reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on a contract anniversary.

If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

    AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or E.S.P. benefit, if any, will be paid.
    The total annual payment amount will equal the AWB and will never exceed your RBB, and
    We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Systematic Withdrawals

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59½. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

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Managed Distribution Program. Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70½. (See Federal Tax Considerations.) These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program.

OWNERSHIP PROVISIONS

Types of Ownership

Contract Owner

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for nonqualified Contracts. You have sole power during the Annuitant’s lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership or make additional Purchase Payments.

Joint Owner. For Nonqualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

Beneficiary

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

Annuitant

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

Please note: Naming different persons as owner and annuitant may affect whether certain benefits are payable, the amount of these benefits, and who will receive them. Use care when naming owners, annuitants, and beneficiaries, and consult your agent if you have any questions.

Contingent Annuitant

You may name one individual as a contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living:

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    the death benefit will not be payable upon the Annuitant’s death the Contingent Annuitant becomes the Annuitant
    all other rights and benefits will continue in effect

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

DEATH BENEFIT

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance (“Death Report Date”).

Note: If the owner dies before the Annuitant, the Death Benefit is recalculated replacing all references to “Annuitant” with “Owner.”

Death Proceeds Before the Maturity Date

Annual Step-Up Death Benefit

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

(1)	the Contract Value on the Death Report Date

(2)	your adjusted Purchase Payment (see below) or

(3)	the Step-Up Value (if any, as described below)

Roll-Up Death Benefit

If the Annuitant dies before age 80, the death benefit will be the greatest of:	the Contract Value on the Death Report Date;
your adjusted Purchase Payment (see below);
the Step-Up Value, if any, as described below
the Roll-Up Death Benefit Value (as described below)

If the Annuitant dies on or after age 80, the death benefit will be the greatest of:	the Contract Value on the Death Report Date;
your adjusted Purchase Payment (see below) or
the Step-Up Value, if any, as described below, or
the Roll-Up Death Benefit Value (as described below) on the Annuitant’s 80th birthday, plus any additional Purchase Payments and minus any partial surrender reductions (as described below) that occur after the Annuitant’s 80th birthday.

Adjusted Purchase Payment. The initial adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever an additional Purchase Payment is made, the adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the adjusted Purchase Payment is reduced by a partial surrender reduction, described below.

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Step-Up Value (for Annual Step-Up and Roll-Up Death Benefits)

The Step-Up Value will initially equal the Contract Value on the first Contract Date anniversary. On each subsequent Contract Date anniversary that occurs before the Annuitant’s 80th birthday and before the Annuitant’s death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a partial surrender reduction as described below. The only changes made to the Step-Up value on or after the Annuitant’s 80th birthday will be those related to additional Purchase Payments or partial surrenders as described below.

Roll-Up Death Benefit Value

On the Contract Date, the Roll-Up Death Benefit Value is equal to the Purchase Payment. On each Contract Date anniversary, the Roll-Up Death Benefit Value will be recalculated to equal a) plus b) minus c), increased by 5%, where:

            a)   is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

            b)   is any Purchase Payment made during the previous Contract Year

            c)   is any partial surrender reduction (as described below) during the previous Contract Year.

On dates other than the Contract Date anniversary, the Roll-Up Death Benefit Value will equal a) plus b) minus c) where:

            a)   is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

            b)   is any Purchase Payment made since the previous Contract Date anniversary

            c)   is any partial surrender reduction (as described below) since the previous Contract Date anniversary

The maximum Roll-Up Death Benefit equals 200% of the difference between all Purchase Payments and all partial surrender reductions (as described below).

Partial Surrender Reductions.

Adjusted Purchase Payment: The partial surrender reduction equals (1) the adjusted purchase payment in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

For example, assume your current Contract Value is $55,000. If your current adjusted purchase payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the adjusted purchase payment as follows:

            50,000 x (10,000/55,000) = 9,090

Your new adjusted purchase payment would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current adjusted purchase payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the adjusted purchase payment as follows:

            50,000 x (10,000/30,000) = 16,666

Your new adjusted purchase payment would be 50,000-16,666, or $33,334.

Step-Up and Roll-Up Value: The partial surrender reduction equals (1) the death benefit (step-up or roll-up value) in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

For example, assume your current Contract Value is $55,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

            50,000 x (10,000/55,000) = 9,090

Your new Step-Up Value would be 50,000-9,090, or $40,910.

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The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

            50,000 x (10,000/30,000) = 16,666

Your new step-up value would be 50,000-16,666, or $33,334.

If you have elected GMWB, and your death benefit is equal to a return of your Purchase Payments reduced by any applicable partial surrender reduction, the partial surrender reduction will not be applied to your death benefit. Instead, if you have made withdrawals under your contract, your death benefit will be reduced by the amount of those withdrawals and any premium tax not previously deducted.

Enhanced Stepped-Up Provision (“E.S.P.”). (This provision is not available to a customer when either the Annuitant or Contract Owner is age 76 or older on the rider effective date.)

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

If the Annuitant is younger than age 70 on the rider effective date, 40% of the lesser of: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are received both after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

If the Annuitant is between the ages of 70 and 75 on the rider effective date, 25% of the lesser of: (1) 200% of the modified Purchase Payments (described below) excluding Purchase Payments that are received both after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

The initial modified Purchase Payment is equal to the Contract Value as of the rider effective date. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

The partial surrender reduction is equal to: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

            50,000 X (10,000/55,000) = 9,090

You new modified Purchase Payment would be $50,000 - $9,090 = 40,910

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

            50,000 X (10,000/30,000) = 16,666

Your new modified Purchase Payment would be 50,000 - 16,666 = $33,334

Payment of Proceeds

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

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Nonqualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*

Owner (who is not the Annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes

Owner (who is the Annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes

Non-spousal Joint Owner (who is not the Annuitant)	The surviving joint owner.		Yes

Non-spousal Joint Owner (who is the Annuitant)	The beneficiary (ies), or, if none, to the surviving joint owner.	Unless the beneficiary elects to continue the Contract rather than receive a distribution.	Yes

Spousal Joint Owner (who is not the Annuitant)	The surviving joint owner.	Unless the spouse elects to continue the Contract.	Yes

Spousal Joint Owner (who is the Annuitant)	The beneficiary (ies), or, if none, to the surviving joint owner.	Unless the spousal beneficiary elects to continue the Contract.

		A spouse who is not the beneficiary may decline to receive the proceeds or to continue the Contract and instruct the Company to pay the beneficiary.	Yes

Annuitant (who is not the Contract Owner)	The beneficiary (ies), or if none, to the Contract Owner.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.

		Or, if there is a Contingent Annuitant, then the Contingent Annuitant becomes the Annuitant and the Contract continues in effect (generally using the original Maturity Date). The proceeds will then be paid upon the death of the Contingent Annuitant or owner.	Yes

Annuitant (who is the Contract Owner)	See death of “owner who is the Annuitant” above.		Yes

Annuitant (where owner is a non-natural entity/trust)	The beneficiary (ies), or if none, to the owner.		Yes (Death of Annuitant is treated as death of the owner in these circumstances.)

Contingent Annuitant (assuming Annuitant is still alive)	No death proceeds are payable; Contract continues.		N/A

Beneficiary	No death proceeds are payable; Contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; Contract continues.		N/A

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Qualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*

Owner / Annuitant	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes

Beneficiary	No death proceeds are payable; Contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; Contract continues.		N/A

______________

*	Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary’s life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. Spousal Beneficiaries must choose to continue the contract as allowed under the Spousal Contract Continuance provision described below within one year of death. For Qualified Contracts, if mandatory distributions have already begun at the death of the Annuitant, the 5 year payout option is not available.

Spousal Contract Continuance (subject to availability – does not apply if a non-spouse is a joint owner)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. All other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

Beneficiary Contract Continuance (not permitted for non-natural beneficiaries)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

    transfer ownership
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    make additional Purchase Payments

The beneficiary may also name his/her own beneficiary (“succeeding beneficiary”) and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued contract will be based on the beneficiary’s age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

Planned Death Benefit

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

    through an annuity for life or a period that does not exceed the beneficiary's life expectancy, or under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a Planned Death Benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(s) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

Death Proceeds after the Maturity Date

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

THE ANNUITY PERIOD

Maturity Date

Under the Contract, you can receive regular payments (“Annuity Payments”). You can choose the month and the year in which those payments begin (“Maturity Date”). You can also choose among annuity options or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity Payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity payments are a series of periodic payments (a) for life, (b) for life with a minimum number of payments, (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time thirteen months after the Contract Date. Unless you elect otherwise, the Maturity Date will be the Annuitant’s 90th birthday or ten years after the effective date of the Contract, if later.

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant’s 90th birthday or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain qualified Contracts upon either the later of the Contract Owner’s attainment of age 70½ or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

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Allocation of Annuity

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See Transfers”)

Variable Annuity

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

Determination of First Annuity Payment. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant’s adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, a net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.< /font>

Determination of Second and Subsequent Annuity Payments. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

Fixed Annuity

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under Variable Annuity, except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

PAYMENT OPTIONS

Election of Options

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant’s lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified

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Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the Payment Option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

Annuity Options

Subject to the conditions described in Election of Options above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 — Life Annuity — No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 — Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 — Joint and Last Survivor Life Annuity — No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 — Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 — Payments for a Fixed Period Without Life Contingency (see Variable Liquidity Benefit below). We will make periodic payments for the period selected.

Option 6 – Other Annuity Options – We will make any other arrangements for Annuity Payments as may be mutually agreed upon.

Variable Liquidity Benefit

This benefit is only offered with Payments for Fixed Period Option without Life Contingency variable annuity option.

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a surrender charge not to exceed the maximum surrender charge rate shown on the specifications page of the contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

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MISCELLANEOUS CONTRACT PROVISIONS

Right to Return

You may return the Contract for a full refund of the Contract Value plus any contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within ten days after you receive it (the “right to return period”). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

Termination

You do not need to make any Purchase Payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $2,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes.

Required Reports

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

Suspension of Payments

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange (“the Exchange”) is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

THE SEPARATE ACCOUNTS

The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor Separate Accounts: Separate Account Nine and Separate Account Ten, respectively. Both Separate Account Nine and Separate Account Ten were established on June 18, 1999 and are registered with the SEC as unit investment

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trusts (Separate Account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Separate Account Nine and Separate Account Ten for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity Separate Accounts and variable life insurance Separate Accounts may invest in the funding options simultaneously (called “mixed” and “shared” funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Underlying Fund’s Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a lar ger combined fund.

Performance Information

From time to time, we may advertise several types of historical performance for the Contract’s Variable Funding Options. We may advertise the “standardized average annual total returns” of the Variable Funding Option, calculated in a manner prescribed by the SEC, and the “nonstandardized total return,” as described below. Specific examples of the performance information appear in the SAI.

Standardized Method. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the Variable Funding Option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). We convert the deduction for the annual contract administrative charge to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

Nonstandardized Method. We calculate nonstandardized “total returns” in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. These returns also do not reflect the withdrawal charge because we designed the Contract for long-term investment.

For Underlying Funds that were in existence before they became available as a funding option, the nonstandardized average annual total return quotations reflect the investment performance that such funding options would have achieved (reduced by the applicable charges) had the Underlying Fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

General. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. (“NASD”), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor’s (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index and the Morgan Stanley Capital International’s EAFE Index). Advertisements may also

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include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the Variable Funding Options.

FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

Non-Resident Aliens

Distributions to non-resident aliens (“NRAs”) are subject to special and complex tax and withholding rules under the Code, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

General Taxation of Annuities

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax-deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of Contract, qualified or nonqualified, and the manner in which the money is distributed, as briefly described below.

Tax-Free Exchanges: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity Contract is received in exchange for a life, endowment, or annuity Contract. Since different annuity Contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

Types of Contracts: Qualified or Nonqualified

If you purchase an annuity Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as nonqualified.

Nonqualified Annuity Contracts

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs — either as a withdrawal (distribution made prior to the Maturity Date), or as Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under applicable tax laws. Similarly, when you receive an Annuity Payment, part of each payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually. Furthermore, for Contracts issued after April 22, 1987, if you transfer the Contract to another

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person or entity without adequate consideration, all deferred increases in value will be includable in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) There is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken.

Federal tax law requires that nonqualified annuity Contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the first of joint owners. If these requirements are not met, the Contract will not be treated as an annuity Contract for Federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

Puerto Rico Tax Considerations

The Puerto Rico Internal Revenue Code of 1994 (the “1994 Code”) taxes distributions from nonqualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. Similarly, the amount of income on annuity distributions (payable over your lifetime) is calculated differently. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes, an individual may not get full credit because of the timing differences. You should consult w ith a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

Qualified Annuity Contracts

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including lump-sum withdrawals and Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or Contract. The Contract is available as a vehicle for IRA rollovers and for other qualified Contracts. There are special rules that govern the taxation of qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

Note to participants in qualified plans including 401, 403(b), 457 as well as IRA owners: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Please consult your employer or tax adviser regarding this issue.

Penalty Tax for Premature Distributions

For both Qualified and Nonqualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59½ will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

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Diversification Requirements for Variable Annuities

The Code requires that any nonqualified variable annuity Contracts based on a Separate Account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract owner of tax-deferred treatment. The Company intends to administer all Contracts subject to this provision of law in a manner that will maintain adequate diversification.

Ownership of the Investments

In certain circumstances, owners of variable annuity Contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

Mandatory Distributions for Qualified Plans

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70½. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70½ or the year of retirement.

Minimum Distributions for Beneficiaries When a death benefit becomes due upon the death of the owner and/or Annuitant, minimum distributions may be taken over the life expectancy of the beneficiary not less than annually within one year from the date of death or the funds remaining in the Contract must be completely withdrawn within five years from the date of death.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; or (ii) if distributed under a Payment Option, they are taxed in the same way as Annuity Payments.

OTHER INFORMATION

The Insurance Companies

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

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Financial Statements

The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

Distribution of Variable Annuity Contracts

Distribution and Principal Underwriting Agreement. Travelers Distribution LLC (“TDLLC”) serves as principal underwriter for each Separate Account and the Contract, which is offered on a continuous basis, pursuant to the terms of the Distribution and Principal Underwriting Agreement among each Separate Account, TDLLC and the Company. TDLLC’s principal executive offices are located at One Cityplace, Hartford, Connecticut. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (the 1934 Act), as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (NASD). TDLLC is affiliated with the Company and each Separate Account. TDLLC, as the principal underwriter and distributor does not retain any fees on the Contracts.

TDLLC enters into selling agreements with broker-dealers, including Tower Square Securities, Inc. (Tower Square), which is affiliated with the Company and each Separate Account, to distribute (sell) the Contracts. TDLLC and these broker-dealers are registered with the SEC and are members of the National Association of Securities Dealers, Inc. (NASD). We intend to sell the Contract in all jurisdictions where we are licensed to do business and where the Contract is approved. Anyone selling the Contract must be a registered representative of a broker-dealer and must also be licensed as an insurance agent to sell variable products.

Compensation. Broker-dealers who have selling agreements with TDLLC are paid compensation for the promotion and sale of the Contracts to broker-dealers who have selling agreements with TDLLC. Compensation paid on the Contracts, as well as other incentives or payments, are not charged directly to the policy owners of the separate account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy.

The amount of compensation may vary depending on the selling agreement but is not expected to exceed 10% of Purchase Payments if up-front compensation is paid to sales agents and 2% annually of average account value if asset based compensation is paid to sales agents.

Because sales representatives of Tower Square are also agents of the Company, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs offered by the Company. These programs include conferences, seminars, meals, sporting events, theater performances, payments for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the contracts may help sales representatives qualify for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, sales representatives who meet certain Company productivity, persistency and length of the services standards may be eligible for additional compensation.

Certain broker-dealers may receive an additional bonus after the first Policy year for sales by their sales representatives, which may be up to the amount of the basic commission for the particular Policy year. These broker-dealers may share the bonus or other compensation with their sales representatives. In addition, we may reimburse these broker-dealers for portions of their sales expenses.

Conformity with State and Federal Laws

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

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Voting Rights

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

Legal Proceedings and Opinions

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Companies.

There are no pending legal proceedings affecting either Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse effect on the ability of either Company to meet its obligations under the applicable Contract.

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APPENDIX A — CONDENSED FINANCIAL INFORMATION

THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

The following tables provide the Accumulation Unit Value information for the Separate Account Annual Expenses of 1.85% = (Annual Step-Up Death Benefit with no optional features selected) and the Separate Account Annual Expenses of 2.05% = (Roll-Up Death Benefit with no optional features selected). No other Accumulation Unit Value information for other combinations of Separate Account Annual Expenses is provided because such combinations were not available through the Separate Account as of 12/31/02.

1.70 M&E, 0.15 Adm = 1.85% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

AllianceBernstein Variable Product Series Fund, Inc.
Growth & Income Portfolio — Class B (6/02)	2002	1.000	0.786	70,619

Premier Growth Portfolio — Class B (5/02)	2002	1.183	0.803	4,743
	2001	1.000	1.183	—

American Funds Insurance Series
Global Growth Fund — Class 2 (2/02)	2002	1.188	0.995	108,035
	2001	1.000	1.188	—

Growth Fund — Class 2 (12/01)	2002	1.238	0.918	519,111
	2001	1.000	1.238	5,663

Growth-Income Fund — Class 2 (12/01)	2002	1.143	0.916	825,826
	2001	1.000	1.143	6,095

Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2 (5/02)	2002	1.228	0.859	73,361
	2001	1.000	1.228	—

Mutual Shares Securities Fund — Class 2 (5/02)	2002	1.000	0.842	112,568

Templeton Foreign Securities Fund — Class 2 (5/02)	2002	1.134	0.907	136,180
	2001	1.000	1.134	—

Greenwich Street Series Fund
Appreciation Portfolio (2/02)	2002	1.137	0.920	523,480
	2001	1.000	1.137	—

THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.70 M&E, 0.15 Adm = 1.85% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Diversified Strategic Income Portfolio (3/02)	2002	1.012	1.041	144,253
	2001	1.000	1.012	—

Equity Index Portfolio — Class II Shares (6/02)	2002	1.141	0.870	208,514
	2001	1.000	1.141	—

Fundamental Value Portfolio (2/02)	2002	1.173	0.906	528,533
	2001	1.000	1.173	—

Janus Aspen Series
Mid-Cap Value Portfolio — Service Shares (4/02)	2002	1.158	0.817	43,642
	2001	1.000	1.158	—

PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class (2/02)	2002	1.003	1.074	3,411,930
	2001	1.000	1.003	—

Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares (5/02)	2002	1.138	0.919	63,610
	2001	1.000	1.138	—

Putnam VT Small Cap Value Fund — Class IB Shares (3/02)	2002	1.221	0.980	182,271
	2001	1.000	1.221	—

Salomon Brothers Variable Series Fund Inc.
All Cap Fund — Class I (12/01)	2002	1.127	0.829	482,311
	2001	1.000	1.127	6,229

Investors Fund — Class I (2/02)	2002	1.134	0.856	316,814
	2001	1.000	1.134	—

Small Cap Growth Fund — Class I (5/02)	2002	1.255	0.805	20,161
	2001	1.000	1.255	—

THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.70 M&E, 0.15 Adm = 1.85% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Smith Barney Multiple Discipline Trust
Multiple Discipline Portfolio — All Cap Growth Portfolio (10/02)	2002	1.000	1.060	228,011

Multiple Discipline Portfolio — Balanced All Cap Growth Portfolio (10/02)	2002	1.000	1.037	367,255

Multiple Discipline Portfolio — Global All Cap Growth Portfolio (10/02)	2002	1.000	1.073	27,934

Multiple Discipline Portfolio — Large Cap Growth Portfolio (10/02)	2002	1.000	1.068	43,322

The Travelers Series Trust
Equity Income Portfolio (5/02)	2002	1.130	0.955	132,792
	2001	1.000	1.130	—

Large Cap Portfolio (6/02)	2002	1.138	0.862	71,115
	2001	1.000	1.138	—

MFS Emerging Growth Portfolio (8/02)	2002	1.219	0.787	33,294
	2001	1.000	1.219	—

MFS Research Portfolio (8/02)	2002	1.151	0.846	27,272
	2001	1.000	1.151	—

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio (5/02)	2002	1.206	0.901	89,349
	2001	1.000	1.206	—

THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.70 M&E, 0.15 Adm = 1.85% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Travelers Series Fund (continued)

Alliance Growth Portfolio (4/02)	2002	1.148	0.749	83,170
	2001	1.000	1.148	—

MFS Total Return Portfolio (2/02)	2002	1.081	1.005	458,806
	2001	1.000	1.081	—

Smith Barney Aggressive Growth Portfolio (12/01)	2002	1.213	0.802	741,620
	2001	1.000	1.213	5,724

Smith Barney High Income Portfolio (3/02)	2002	1.037	0.985	201,900
	2001	1.000	1.037	—

Smith Barney Large Capitalization Growth Portfolio (2/02)	2002	1.181	0.872	384,417
	2001	1.000	1.181	—

Smith Barney Mid Cap Core Portfolio (2/02)	2002	1.233	0.979	270,753
	2001	1.000	1.233	—

Smith Barney Money Market Portfolio (4/02)	2002	1.000	0.995	2,395,570
	2001	1.000	1.000	—

Travelers Managed Income Portfolio (3/02)	2002	0.981	0.984	483,229
	2001	1.000	0.981	—

Van Kampen Enterprise Portfolio (1/00)	2002	1.194	0.828	—
	2001	1.000	1.194	—

THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.70 M&E, 0.15 Adm = 1.85% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Van Kampen Life Investment Trust
Emerging Growth Portfolio — Class I Shares (4/02)	2002	1.134	0.752	28,027
	2001	1.000	1.134	—
	2001	1.000	1.215	—

Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class (5/02)	2002	1.119	0.995	157,173
	2001	1.000	1.119	—

Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2 (3/02)	2002	1.000	0.854	289,347

THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.90 M&E, 0.15 Adm = 2.05% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

AllianceBernstein Variable Product Series Fund, Inc.
Growth & Income Portfolio — Class B (6/02)	2002	1.000	0.785	—

Premier Growth Portfolio — Class B (5/02)	2002	1.182	0.801	—
	2001	1.000	1.182	—

American Funds Insurance Series
Global Growth Fund — Class 2 (2/02)	2002	1.187	0.993	—
	2001	1.000	1.187	—

Growth Fund — Class 2 (12/01)	2002	1.237	0.916	—
	2001	1.000	1.237	—

Growth-Income Fund — Class 2 (12/01)	2002	1.143	0.914	—
	2001	1.000	1.143	—

Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2 (5/02)	2002	1.227	0.857	—
	2001	1.000	1.227	—

Mutual Shares Securities Fund — Class 2 (5/02)	2002	1.000	0.841	—

Templeton Foreign Securities Fund — Class 2 (5/02)	2002	1.134	0.904	—
	2001	1.000	1.134	—

Greenwich Street Series Fund
Appreciation Portfolio (2/02)	2002	1.136	0.918	—
	2001	1.000	1.136	—

Diversified Strategic Income Portfolio (3/02)	2002	1.011	1.039	—
	2001	1.000	1.011	—

Equity Index Portfolio — Class II Shares (6/02)	2002	1.141	0.867	—
	2001	1.000	1.141	—

THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.90 M&E, 0.15 Adm, = 2.05% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Fundamental Value Portfolio (2/02)	2002	1.172	0.904	—
	2001	1.000	1.172	—

Janus Aspen Series
Mid Cap Growth Portfolio — Service Shares (4/02)	2002	1.158	0.815	—
	2001	1.000	1.158	—

PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class (2/02)	2002	1.002	1.071	—
	2001	1.000	1.002	—

Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares (5/02)	2002	1.137	0.917	—
	2001	1.000	1.137	—

Putnam VT Small Cap Value Fund — Class IB Shares (3/02)	2002	1.220	0.977	—
	2001	1.000	1.220	—

Salomon Brothers Variable Series Fund Inc.
All Cap Fund — Class I (12/01)	2002	1.127	0.827	—
	2001	1.000	1.127	—

Investors Fund — Class I (2/02)	2002	1.133	0.854	—
	2001	1.000	1.133	—

Small Cap Growth Fund — Class I (5/02)	2002	1.255	0.802	—
	2001	1.000	1.255	—

THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.90 M&E, 0.15 Adm, = 2.05% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Smith Barney Investment Series
Smith Barney Large Cap Core Portfolio (9/02)	2002	1.127	0.817	—
	2001	1.000	1.127	—

Smith Barney Premier Selections All Cap Growth Portfolio (4/02)	2002	1.197	0.859	—
	2001	1.000	1.197	—
Smith Barney Multiple Discipline Trust
Multiple Discipline Portfolio — Global All Cap Growth Portfolio (10/02)	2002	1.000	1.073	—

Multiple Discipline Portfolio — Large Cap Growth Portfolio (10/02)	2002	1.000	1.068	—

The Travelers Series Trust
Equity Income Portfolio (5/02)	2002	1.129	0.952	—
	2001	1.000	1.129	—

Large Cap Portfolio (6/02)	2002	1.137	0.860	—
	2001	1.000	1.137	—

MFS Emerging Growth Portfolio (8/02)	2002	1.218	0.785	—
	2001	1.000	1.218	—

MFS Research Portfolio (8/02)	2002	1.151	0.844	—
	2001	1.000	1.151	—

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio (5/02)	2002	1.206	0.899	—
	2001	1.000	1.206	—

Alliance Growth Portfolio (4/02)	2002	1.148	0.747	—
	2001	1.000	1.148	—

MFS Total Return Portfolio (2/02)	2002	1.080	1.002	—
	2001	1.000	1.080	—

Smith Barney Aggressive Growth Portfolio (12/01)	2002	1.212	0.800	—
	2001	1.000	1.212	—

THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.90 M&E, 0.15 Adm, = 2.05% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Smith Barney High Income Portfolio (3/02)	2002	1.037	0.983	—
	2001	1.000	1.037	—
	2001	1.000	1.168	—

Smith Barney Large Capitalization Growth Portfolio (2/02)	2002	1.181	0.870	—
	2001	1.000	1.181	—
Smith Barney Mid Cap Core Portfolio (2/02)	2002	1.232	0.976	—
	2001	1.000	1.232	—

Smith Barney Money Market Portfolio (4/02)	2002	1.000	0.992	—
	2001	1.000	1.000	—

Travelers Managed Income Portfolio (3/02)	2002	0.980	0.981	—
	2001	1.000	0.980	—

Van Kampen Enterprise Portfolio (1/00)	2002	1.193	0.826	—
	2001	1.000	1.193	—

Van Kampen Life Investment Trust
Emerging Growth Portfolio — Class I Shares (4/02)	2002	1.134	0.750	—
	2001	1.000	1.134	—

Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio (6/02)	2002	1.215	0.885	—
	2001	1.000	1.215	—

THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.90 M&E, 0.15 Adm, = 2.05% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class (5/02)	2002	1.118	0.992	—
	2001	1.000	1.118	—

Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2 (3/02)	2002	1.000	0.853	—

Notes

The number of units outstanding for the 2001 yearend have been restated to include Annuity Units, where appropriate.

The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2002.

“Number of Units outstanding at end of period” may include units for Contract Owners in payout phase, where appropriate.

APPENDIX B — CONDENSED FINANCIAL INFORMATION

THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

The following tables provide the Accumulation Unit Value information for the Separate Account Annual Expenses of 1.85% = (Step-Up Death Benefit with no optional features selected) and the Separate Account Annual Expenses of 2.05% = (Roll-Up Death Benefit with no optional features selected). No other Accumulation Unit Value information for other combinations of Separate Account Annual Expenses is provided because such combinations were not available through the Separate Account as of 12/31/02.

1.70 M&E, 0.15 Adm = 1.85% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

AllianceBernstein Variable Product Series Fund, Inc.
Growth & Income Portfolio — Class B (5/02)	2002	1.000	0.786	442,063

Premier Growth Portfolio — Class B (11/01)	2002	1.183	0.803	440,010
	2001	1.000	1.183	25,673

American Funds Insurance Series
Global Growth Fund — Class 2 (10/01)	2002	1.188	0.995	579,448
	2001	1.000	1.188	53,009

Growth Fund — Class 2 (10/01)	2002	1.238	0.918	2,672,503
	2001	1.000	1.238	328,550

Growth-Income Fund — Class 2 (10/01)	2002	1.143	0.916	3,517,428
	2001	1.000	1.143	483,056

Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2 (10/01)	2002	1.228	0.859	479,572
	2001	1.000	1.228	19,240

Mutual Shares Securities Fund — Class 2 (5/02)	2002	1.000	0.842	719,789

Templeton Foreign Securities Fund — Class 2 (11/01)	2002	1.134	0.907	589,742
	2001	1.000	1.134	29,133

Greenwich Street Series Fund
Appreciation Portfolio (11/01)	2002	1.137	0.920	1,845,981
	2001	1.000	1.137	203,714

THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.70 M&E, 0.15 Adm = 1.85% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Diversified Strategic Income Portfolio (10/01)	2002	1.012	1.041	662,115
	2001	1.000	1.012	523,138

Equity Index Portfolio — Class II Shares (10/01)	2002	1.141	0.870	903,725
	2001	1.000	1.141	46,322

Fundamental Value Portfolio (10/01)	2002	1.173	0.906	3,156,979
	2001	1.000	1.173	387,824

Janus Aspen Series
Mid Cap Growth Portfolio — Service Shares (11/01)	2002	1.158	0.817	125,487
	2001	1.000	1.158	17,376

PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class (10/01)	2002	1.003	1.074	8,698,076
	2001	1.000	1.003	284,980

Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares (10/01)	2002	1.138	0.919	285,369
	2001	1.000	1.138	52,475

Putnam VT Small Cap Value Fund — Class IB Shares (11/01)	2002	1.221	0.980	712,422
	2001	1.000	1.221	16,781

Salomon Brothers Variable Series Fund Inc.
All Cap Fund — Class I (10/01)	2002	1.127	0.829	1,972,141
	2001	1.000	1.127	277,708

THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.70 M&E, 0.15 Adm = 1.85% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Investors Fund — Class I (10/01)	2002	1.134	0.856	806,373
	2001	1.000	1.134	76,156

Smith Barney Investments Series
Small Cap Growth Fund — Class I (11/01)	2002	1.255	0.805	354,038
	2001	1.000	1.255	3,283
Smith Barney Premier Selections All Cap Growth Portfolio (12/01)	2002	1.198	0.861	536,721
	2001	1.000	1.198	1,868

Smith Barney Multiple Discipline Trust
Multiple Discipline Portfolio — All Cap Growth Portfolio (10/02)	2002	1.000	1.060	964,512

Multiple Discipline Portfolio — Balanced All Cap Growth Portfolio (10/02)	2002	1.000	1.037	849,098

Multiple Discipline Portfolio — Global All Cap Growth Portfolio (10/02)	2002	1.000	1.073	74,562

Multiple Discipline Portfolio — Large Cap Growth Portfolio (10/02)	2002	1.000	1.068	54,967

The Travelers Series Trust
Equity Income Portfolio (11/01)	2002	1.130	0.955	718,818
	2001	1.000	1.130	27,813

Large Cap Portfolio (10/01)	2002	1.138	0.862	226,191
	2001	1.000	1.138	36,628

MFS Emerging Growth Portfolio (11/01)	2002	1.219	0.787	179,610
	2001	1.000	1.219	4,324

MFS Research Portfolio (12/01)	2002	1.151	0.846	159,360
	2001	1.000	1.151	614

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio (11/01)	2002	1.206	0.901	82,566
	2001	1.000	1.206	3,553

THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.70 M&E, 0.15 Adm = 1.85% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Travelers Series Fund Inc. (continued)
Alliance Growth Portfolio (11/01)	2002	1.148	0.749	654,693
	2001	1.000	1.148	122,403

MFS Total Return Portfolio (10/01)	2002	1.081	1.005	4,154,038
	2001	1.000	1.081	348,528

Smith Barney Aggressive Growth Portfolio (10/01)	2002	1.213	0.802	3,744,111
	2001	1.000	1.213	395,035

Smith Barney High Income Portfolio (10/01)	2002	1.037	0.985	807,357
	2001	1.000	1.037	54,303

Smith Barney Large Capitalization Growth Portfolio (10/01)	2002	1.181	0.872	959,386
	2001	1.000	1.181	220,733

Smith Barney Mid Cap Core Portfolio (10/01)	2002	1.233	0.979	736,476
	2001	1.000	1.233	106,957

Smith Barney Money Market Portfolio (10/01)	2002	1.000	0.995	8,019,286
	2001	1.000	1.000	4,696,068

Travelers Managed Income Portfolio (10/01)	2002	0.981	0.984	2,197,709
	2001	1.000	0.981	86,039

Van Kampen Enterprise Portfolio (11/01)	2002	1.194	0.828	50,164
	2001	1.000	1.194	—

Van Kampen Life Investment Trust
Emerging Growth Portfolio — Class I Shares (10/01)	2002	1.134	0.752	217,610
	2001	1.000	1.134	81,986

THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.70 M&E, 0.15 Adm = 1.85% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio (11/01)	2002	1.215	0.887	191,027

	2001	1.000	1.215	20,517

Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class (10/01)	2002	1.119	0.995	494,365
	2001	1.000	1.119	61,062

Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2 (5/02)	2002	1.000	0.854	558,775

THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.90 M&E, 0.15 Adm = 2.05% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

AllianceBernstein Variable Product Series Fund, Inc.
Growth & Income Portfolio — Class B (5/02)	2002	1.000	0.785	102,137

Premier Growth Portfolio — Class B (11/01)	2002	1.182	0.801	422,138
	2001	1.000	1.182	170,836

American Funds Insurance Series
Global Growth Fund — Class 2 (10/01)	2002	1.187	0.993	1,010,551
	2001	1.000	1.187	198,467

Growth Fund — Class 2 (10/01)	2002	1.237	0.916	1,878,262
	2001	1.000	1.237	983,277

Growth-Income Fund — Class 2 (10/01)	2002	1.143	0.914	3,413,144
	2001	1.000	1.143	514,638

Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2 (10/01)	2002	1.227	0.857	175,953
	2001	1.000	1.227	1,300

Mutual Shares Securities Fund — Class 2 (5/02)	2002	1.000	0.841	111,997

Templeton Foreign Securities Fund — Class 2 (11/01)	2002	1.134	0.904	319,815
	2001	1.000	1.134	47,591

Greenwich Street Series Fund
Appreciation Portfolio (11/01)	2002	1.136	0.918	996,324
	2001	1.000	1.136	237,326

Diversified Strategic Income Portfolio (10/01)	2002	1.011	1.039	308,520
	2001	1.000	1.011	32,007

Equity Index Portfolio — Class II Shares (10/01)	2002	1.141	0.867	162,856
	2001	1.000	1.141	—

THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.90 M&E, 0.15 Adm = 2.05% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Fundamental Value Portfolio (10/01)	2002	1.172	0.904	1,831,590
	2001	1.000	1.172	423,086

Janus Aspen Series
Mid Cap Growth Portfolio — Service Shares (11/01)	2002	1.158	0.815	38,099
	2001	1.000	1.158	28,104

PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class (10/01)	2002	1.002	1.071	4,649,600
	2001	1.000	1.002	359,558

Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares (10/01)	2002	1.137	0.917	209,372
	2001	1.000	1.137	4,558

Putnam VT Small Cap Value Fund — Class IB Shares (11/01)	2002	1.220	0.977	286,310
	2001	1.000	1.220	98,292

Salomon Brothers Variable Series Fund Inc.
All Cap Fund — Class I (10/01)	2002	1.127	0.827	838,091
	2001	1.000	1.127	74,887

Investors Fund — Class I (10/01)	2002	1.133	0.854	526,307
	2001	1.000	1.133	14,994

Small Cap Growth Fund — Class I (11/01)	2002	1.255	0.802	244,170
	2001	1.000	1.255	22,533

Smith Barney Investment Series
Smith Barney Large Cap Core Portfolio (10/01)	2002	1.127	0.817	40,123
	2001	1.000	1.127	—

THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.90 M&E, 0.15 Adm = 2.05% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Smith Barney Premier Selections All Cap Growth Portfolio (12/01)	2002	1.197	0.859	85,309
	2001	1.000	1.197	917
Smith Barney Multiple Discipline Trust
Multiple Discipline Portfolio — All Cap Growth Portfolio (10/02)	2002	1.000	1.060	156,519

Multiple Discipline Portfolio — Balanced All Cap Growth Portfolio (10/02)	2002	1.000	1.037	220,092

Multiple Discipline Portfolio — Global All Cap Growth Portfolio (10/02)	2002	1.000	1.073	155,053

Multiple Discipline Portfolio — Large Cap Growth Portfolio (10/02)	2002	1.000	1.068	13,418

The Travelers Series Trust
Equity Income Portfolio (11/01)	2002	1.129	0.952	397,607
	2001	1.000	1.129	10,873

Large Cap Portfolio (10/01)	2002	1.137	0.860	95,934
	2001	1.000	1.137	8,222

MFS Emerging Growth Portfolio (11/01)	2002	1.218	0.785	322,036
	2001	1.000	1.218	25,458

MFS Research Portfolio (12/01)	2002	1.151	0.844	226,138
	2001	1.000	1.151	20,414

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio (11/01)	2002	1.206	0.899	99,352
	2001	1.000	1.206	12,840

Alliance Growth Portfolio (11/01)	2002	1.148	0.747	286,272
	2001	1.000	1.148	85,438

MFS Total Return Portfolio (10/01)	2002	1.080	1.002	2,625,598
	2001	1.000	1.080	476,441

THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.90 M&E, 0.15 Adm = 2.05% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Travelers Series Fund (continued)
Smith Barney Aggressive Growth Portfolio (10/01)	2002	1.212	0.800	2,025,793
	2001	1.000	1.212	522,726

Smith Barney High Income Portfolio (10/01)	2002	1.037	0.983	446,090
	2001	1.000	1.037	29,916

	2001	1.000	1.101	171,941
Smith Barney Large Capitalization Growth Portfolio (10/01)	2002	1.181	0.870	518,804
	2001	1.000	1.181	61,317

Smith Barney Mid Cap Core Portfolio (10/01)	2002	1.232	0.976	485,483
	2001	1.000	1.232	97,391

Smith Barney Money Market Portfolio (10/01)	2002	1.000	0.992	1,669,540
	2001	1.000	1.000	207,523

Travelers Managed Income Portfolio (10/01)	2002	0.980	0.981	969,658
	2001	1.000	0.980	126,164

Van Kampen Enterprise Portfolio (11/01)	2002	1.193	0.826	105,425
	2001	1.000	1.193	46,933

Van Kampen Life Investment Trust
Emerging Growth Portfolio — Class I Shares (10/01)	2002	1.134	0.750	156,956
	2001	1.000	1.134	69,805

Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio (11/01)	2002	1.215	0.885	77,835
	2001	1.000	1.215	—

THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.90 M&E, 0.15 Adm = 2.05% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class (10/01)	2002	1.118	0.992	223,681
	2001	1.000	1.118	74,817

Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2 (5/02)	2002	1.000	0.853	148,547

Notes

The number of units outstanding for the 2001 year-end have been restated to include Annuity Units, where appropriate.

The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2002.

“Number of Units outstanding at end of period” may include units for Contract Owners in payout phase, where appropriate.

APPENDIX C

THE FIXED ACCOUNT

The Fixed Account is part of the Company’s general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company’s general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.

Transfers

You may make transfers from the Fixed Account to any other available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract.

C-1

APPENDIX D

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

      The Insurance Company
      Principal Underwriter
      Distribution and Principal Underwriting Agreement
      Valuation of Assets
      Performance Information
      Federal Tax Considerations
      Independent Auditors
      Condensed Financial Information
      Financial Statements

Copies of the Statement of Additional Information dated ______________________ are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to: The Travelers Life and Annuity Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415. The Travelers Insurance Company Statement of Additional Information is printed on Form L-19987S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-19987S-TLAC.

Name:
Address:

D-1

L-19987	August, 2003

Travelers Life & Annuity Pioneer L Variable Annuity Prospectus:

The Travelers Separate Account Nine For Variable Annuities
The Travelers Separate Account Ten For Variable Annuities

This prospectus describes Travelers Life & Annuity Pioneer L Variable Annuity, a flexible premium deferred variable annuity contract (the “Contract”) issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment (“Qualified Contracts”) as well as those that do not qualify for such treatment (“Nonqualified Contracts”). We may issue it as an individual Contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract’s provisions. For convenience, we refer to contracts and certificates as “Contracts.”

You can choose to have your premium (“Purchase Payments”) accumulate on a variable and, subject to availability, fixed basis in one or more of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:

Money Market Portfolio	Pioneer Variable Contracts Trust (continued)
AIM Variable Insurance Funds, Inc.	Pioneer Equity Income VCT Portfolio — Class II Shares
AIM V.I. Capital Appreciation Fund — Series II	Pioneer Europe VCT Portfolio — Class II Shares
AIM V.I. Mid Cap Core Equity — Series II	Pioneer Fund VCT Portfolio — Class II Shares
Franklin Templeton Variable Insurance Products Trust	Pioneer Growth Shares VCT Portfolio — Class II Shares
Franklin Rising Dividends Securities Fund — Class 2 Shares	Pioneer High Yield VCT Portfolio — Class II Shares
Franklin Small Cap Fund — Class 2 Shares	Pioneer International Value VCT Portfolio — Class II Shares
Templeton Foreign Securities Fund — Class 2 Shares	Pioneer Mid Cap Value VCT Portfolio — Class II Shares
Greenwich Street Series Fund	Pioneer Real Estate Shares VCT Portfolio — Class II Shares
Salomon Brothers Variable Emerging Growth Fund — Class II	Pioneer Small Cap Value VCT Portfolio — Class II Shares
Shares	Pioneer Small Company VCT Portfolio — Class II Shares
Oppenheimer Variable Account Funds	Pioneer Strategic Income VCT Portfolio — Class II Shares
Oppenheimer Capital Appreciation Fund/VA — Service Shares	Pioneer Value VCT Portfolio — Class II Shares
Oppenheimer Global Securities Fund/VA — Service Shares	Salomon Brothers Variable Series Funds Inc.
Pioneer Variable Contracts Trust	Total Return Fund — Class II
Pioneer America Income VCT Portfolio — Class II Shares
Pioneer Balanced VCT Portfolio — Class II Shares
Pioneer Emerging Markets VCT Portfolio — Class II Shares

The Contract, certain contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information (“SAI”) dated ____, 2003. We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415, call 1-800-842-9368 or access the SEC’s website (http://www.sec.gov). See Appendix D for the SAI’s table of contents.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Variable annuity contracts are not deposits of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus dated ______, 2003

Glossary	3	The Annuity Period	31
Summary	5	Maturity Date	31
Fee Table	8	Allocation of Annuity	31
Condensed Financial Information	13	Variable Annuity	31
The Annuity Contract	13	Fixed Annuity	32
Contract Owner Inquiries	13	Payment Options	32
Purchase Payments	13	Election of Options	32
Accumulation Units	14	Annuity Options	32
The Variable Funding Options	14	Variable Liquidity Benefit	33
The Fixed Account	16	Miscellaneous Contract Provisions	33
Charges and Deductions	16	Right to Return	33
General	16	Termination	33
Withdrawal Charge	17	Required Reports	34
Free Withdrawal Allowance	18	Suspension of Payments	34
Transfer Charge	18	The Separate Accounts	34
Administrative Charges	18	Performance Information	35
Mortality and Expense Risk Charge	19	Federal Tax Considerations	35
E.S.P. Charge	19	Non-Resident Aliens	35
GMWB Charge	19	General Taxation of Annuities	35
Variable Liquidity Benefit Charges	19	Types of Contracts: Qualified or
Variable Funding Option Expenses	19	Nonqualified	36
Premium Tax	19	Nonqualified Annuity Contracts	36
Changes in Taxes Based Upon Premium		Puerto Rico Tax Considerations	36
or Value	19	Qualified Annuity Contracts	37
Transfers	20	Penalty Tax for Premature Distributions	37
Dollar Cost Averaging	21	Diversification Requirements for Variable
Telephone and Electronic Transactions	21	Annuities	37
Access to Your Money	21	Ownership of the Investments	37
Guaranteed Minimum Withdrawal Benefit	22	Mandatory Distributions for Qualified Plans	37
Systematic Withdrawals	23	Taxation of Death Benefit Proceeds	38
Ownership Provisions	24	Other Information	38
Types of Ownership	24	The Insurance Companies	38
Contract Owner	24	Financial Statements	38
Beneficiary	24	Distribution of Variable Annuity Contracts	38
Annuitant	24	Conformity with State and Federal Laws	39
Contingent Annuitant	24	Voting Rights	39
Death Benefit	25	Legal Proceedings and Opinions	39
Death Proceeds before the Maturity Date	25	Appendix A: Condensed Financial
E.S.P	27	Information: Fund BD III for Variable
Payment of Proceeds	28	Annuities	A-1
Spousal Contract Continuance	30	Appendix B: Condensed Financial
Beneficiary Contract Continuance	30	Information: Fund BD IV for Variable
Planned Death Benefit	30	Annuities	B-1
Death Proceeds after Maturity Date	31	Appendix C: The Fixed Account	C-1
		Appendix D: Contents of the Statement of
		Additional Information	D-1

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Glossary

Accumulation Unit — an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

Annuitant — the person on whose life the Maturity Date and Annuity Payments depend.

Annuity Payments — a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

Annuity Unit — an accounting unit of measure used to calculate the amount of Annuity Payments.

Cash Surrender Value — the Contract Value less any withdrawal charge and premium tax not previously deducted.

Code — the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

Contingent Annuitant — the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

Contract Date — the date on which the Contract is issued.

Contract Owner (you) — the person named in the Contract (on the specifications page) as the owner of the Contract.

Contract Value — Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

Contract Years — twelve month periods beginning with the Contract Date.

Death Report Date — the day on which we have received 1) Due Proof of Death and 2) written payment instructions or election of spousal or beneficiary contract continuation.

Due Proof of Death — (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

Fixed Account — an account that consists of all of the assets under this Contract other than those in the Separate Account.

Home Office — the Home Office of The Travelers Insurance Company or The Travelers Life and Annuity Company or any other office that we may designate for the purpose of administering this Contract.

Maturity Date — the date on which the Annuity Payments are to begin.

Payment Option — an annuity or income option elected under your Contract.

Purchase Payment — any premium paid by you to initiate or supplement this Contract.

Qualified Contract — a contract used in a retirement plan or program that is intended to qualify under Sections 401(a), 403(b), 408(b), or 414(d) of the Code.

Separate Account — a segregated account registered with the Securities and Exchange Commission (“SEC”), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

Subaccount — that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

Underlying Fund — a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

3

Valuation Date — a date on which a Subaccount is valued.

Valuation Period — the period between successive valuations.

Variable Funding Option — a Subaccount of the Separate Account that invests in an Underlying Fund.

We, us, our — The Travelers Insurance Company or The Travelers Life and Annuity Company.

Written Request — written information sent to us in a form and content satisfactory to us and received at our Home Office.

You, your — the Contract Owner.

4

Summary:
Travelers Life & Annuity Pioneer L Variable Annuity

This summary details some of the more important points that you should know and consider before purchasing the Contract. Please read the entire prospectus carefully.

What company will issue my Contract? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company (“the Company,” “We” or “Us”). Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account (“Separate Account”). The Travelers Insurance Company sponsors the Travelers Separate Account Nine for Variable Annuities (“Separate Account Nine”); The Travelers Life and Annuity Company sponsors the Travelers Separate Account Ten for Variable Annuities (“Separate Account Ten”). When we refer to the Separate Account, we are referring to either Separate Account Nine or Separate Account Ten, depending upon your issuing Company.

You may only purchase a Contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

Can you give me a general description of the Contract? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the “Fixed Account”). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under Qualified Contracts, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under Nonqualified Contracts, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the Variable Funding Options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

Who should purchase this Contract? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans; and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified contracts include contracts qualifying under Section 401(a), 403(b), 408(b), or 414(d) of the Code. Purchase of this Contract through a tax qualified retirement plan (“Plan”) does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

If you are age 75 or younger (or age 80 or younger if you select the Annual Step-Up) you may purchase the Contract with an initial payment of at least $5000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

Can I exchange my current annuity contract for this Contract? The Code generally permits you to exchange one annuity contract for another in a “tax-free exchange.” Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes

5

on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

Is there a right to return period? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

Can you give a general description of the Variable Funding Options and how they operate? The Variable Funding Options represent Subaccounts of The Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. However, this restriction does not apply to transfers that are a part of the dollar cost averaging program.

What expenses will be assessed under the Contract? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk (“M&E”) charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.60% for the Deferred Annual Step-Up, 1.70% for the Annual Step-Up and 1.90% for the Roll-Up Death Benefit. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments. The maximum percentage is 6%, decreasing to 0% in Contract Years five and later.

If you select the Enhanced Stepped-Up Provision (“E.S.P.”), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. This provision is not available when either the Annuitant or owner is age 76 or older on the rider effective date.

If you select the Guaranteed Minimum Withdrawal Benefit (“GMWB”) (“Principal Guarantee”), a maximum of 1.00% annually will be deducted from amounts in the Variable Funding Options.

If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 6% of the amounts withdrawn. Please refer to The Annuity Period for a description of this benefit.

How will my Purchase Payments and withdrawals be taxed? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59½ when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

6

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

How may I access my money? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

What is the death benefit under the Contract? The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of spousal or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

Where may I find out more about Accumulation Unit values? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

Are there any additional features? This Contract has other features you may be interested in. These include:

    Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.
    Systematic Withdrawal Option. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.
    Automatic Rebalancing. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.
    Managed Distribution Program. This program allows us to automatically calculate and distribute to you, in November of the applicable tax year, an amount that will satisfy the Internal Revenue Service’s minimum distribution requirements imposed on certain contracts once the owner reaches age 70 1/2 or retires. These minimum distributions occur during the accumulation phase.
    Spousal Contract Continuance (subject to availability). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.
    Enhanced Stepped-Up Provision (“E.S.P.”). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.
    Beneficiary Contract Continuance (not permitted for non-natural beneficiaries). If you die before the Maturity Date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract.
    Guaranteed Minimum Withdrawal Benefit. (“GMWB”)(“Principal Guarantee”) For an additional charge, we will guarantee the periodic return of your Purchase Payments. Under this benefit, we will pay you a maximum of 5% or 10% of your Purchase Payments, depending on when you elect to begin receiving the payments, every year until your Purchase Payments have been returned in full.
7

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, taking withdrawals from, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time you buy the Contract, take withdrawals from the Contract, surrender the Contract, or transfer Contract Value between Funding Options. Expenses shown do not include premium taxes, which may be applicable.

Contract Owner Transaction Expenses

   Withdrawal Charge                     6%1

   (as a percentage of the Purchase Payments withdrawn)

   Transfer Charge                     $102

   (assessed on transfers that exceed 12 per year)

    Variable Liquidity Benefit Withdrawal Charge
    (after annuitization only)                  6%3

   (as a percentage of amounts withdrawn during Annuity Period)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

Annual Contract Administrative Charge            $304

Separate Account Annual Expenses (as a percentage of average daily net assets of the Separate Account)

	Deferred Annual Step-Up Death Benefit (“Standard”)	Annual Step-Up Death Benefit	Roll-Up Death Benefit
Mortality and Expense Risk Charge	1.60%	1.70%	1.90%
Administrative Expense Charge	0.15%	0.15%	0.15%
Total Separate Account Annual Charges With No Optional Features Selected	1.75%	1.85%	2.05%
Optional E.S.P. Charge	0.20%	0.20%	0.20%
Total Separate Account Annual Charges With E.S.P. Only Selected	1.95%	2.05%	2.25%
Maximum Optional GMWB Charge	1.00%5	1.00%5	1.00%5
Total Separate Account Annual Charges With GMWB Only Selected	2.75%	2.85%	3.05%
Total Separate Account Annual Charges With E.S.P. And GMWB Selected	2.95%	3.05%	3.25%

______________

1	The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for 4 years. The charge is as follows:

Years Since Purchase Payment Made		Withdrawal Charge
Greater than or equal to	But less than
0 years	1 year	6%
1 year	2 years	5%
2 years	3 years	4%
3 years	4 years	3%
4+ years		0%

2	We currently do not assess the transfer charge.

3	The Variable Liquidity Benefit Charge declines to zero after four years and only applies if the Variable Liquidity Benefit is selected.

4	We do not assess this charge if Contract Value is $40,000 or more on the fourth Friday of each August.

5	The current charge for GMWB is 0.40%.

8

The next item shows the minimum and maximum total operating expenses charged by any of the Funds as of December 31, 2002 that you may pay periodically during the time that you own the Contract. The second item shows each Fund’s fees and expenses as of December 31, 2002. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Minimum and Maximum Total Annual Fund Operating Expenses as of December 31, 2002

	Minimum (before reimbursement)	Maximum (before reimbursement)
Total Annual Fund Operating Expenses*	0.42%	3.11%

*	Expenses that are deducted from the Underlying Fund assets including management fees , distribution, and/or 12b-1 fees, and other expenses.

Fund Fees and Expenses as of December 31, 2002 (unless otherwise indicated)

(as a percentage of average daily net assets of the funding option)

Funding Options:	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

Money Market Portfolio	0.38%	—	0.04%	0.42%(1)
AIM Variable Insurance Funds, Inc.
AIM V.I. Capital Appreciation Fund — Series II*	0.61%	0.25%	0.24%	1.10%
AIM V.I. Mid Cap Core Equity — Series II*	0.73%	0.25%	0.57%	1.55%(2)
Franklin Templeton Variable Insurance Products Trust
Franklin Rising Dividends Securities Fund — Class 2 Shares*	0.75%	0.25%	0.04%	1.04%(3)
Franklin Small Cap Fund — Class 2 Shares*	0.53%	0.25%	0.31%	1.09%(4)
Templeton Foreign Securities Fund — Class 2 Shares*	0.70%	0.25%	0.20%	1.15%(4)
Greenwich Street Series Fund
Salomon Brothers Variable Emerging Growth Fund — Class II Shares*	0.95%	0.25%	0.61%	1.81%(5)
Oppenheimer Variable Account Funds
Oppenheimer Capital Appreciation Fund/VA — Service Shares*	0.65%	0.15%	0.01%	0.81%
Oppenheimer Global Securities Fund/VA — Service Shares*	0.65%	0.25%	0.02%	0.92%(6)
Pioneer Variable Contracts Trust
Pioneer America Income VCT Portfolio — Class II Shares*	0.55%	0.25%	0.26%	1.06%(7)
Pioneer Balanced VCT Portfolio — Class II Shares*	0.65%	0.25%	0.30%	1.20%(7)
Pioneer Emerging Markets VCT Portfolio — Class II Shares*	1.15%	0.25%	1.71%	3.11%(9)
Pioneer Equity Income VCT Portfolio — Class II Shares*	0.65%	0.25%	0.17%	1.07%
Pioneer Europe VCT Portfolio — Class II Shares*	1.00%	0.25%	1.41%	2.66%(9)
Pioneer Fund VCT Portfolio — Class II Shares*	0.65%	0.25%	0.16%	1.06%
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Funding Options:	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

Pioneer Growth Shares VCT Portfolio — Class II Shares*	0.70%	0.25%	0.68%	1.63%
Pioneer High Yield VCT Portfolio — Class II Shares*	0.65%	0.25%	0.92%	1.82%
Pioneer International Value VCT Portfolio — Class II Shares*	1.00%	0.25%	0.46%	1.71%(7)
Pioneer Mid Cap Value VCT Portfolio — Class II Shares*	0.65%	0.25%	0.17%	1.07%
Pioneer Real Estate Shares VCT Portfolio — Class II Shares*	0.80%	0.25%	0.27%	1.32%
Pioneer Small Cap Value VCT Portfolio — Class II Shares*	1.51%	0.25%	1.25%	3.01%(8)
Pioneer Small Company VCT Portfolio — Class II Shares*	1.40%	0.25%	1.33%	2.98%(9)
Pioneer Strategic Income VCT Portfolio — Class II Shares*	1.02%	0.25%	0.60%	1.87%(7)
Pioneer Value VCT Portfolio — Class II Shares*	0.75%	0.25%	0.54%	1.54%(10)
Salomon Brothers Variable Series Funds Inc.
Total Return Fund — Class II*	0.80%	0.25%	0.21%	1.26%(11)

______________

*	The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

#	Expense reimbursements and waivers that are voluntary may be terminated at any time.

Notes

(1)	The Travelers Insurance Company reimbursed Money Market Portfolio for $71,805 in expenses for the year ended December 31, 2002. If expenses were not reimbursed, the actual expense ratios would have been 0.42%. For the year ended December 31, 2002, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expense to average net assets will not exceed 0.40%. Management fee includes an administration fee.

(2)	The Fund’s advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I and Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 Plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further the Fund’s distributor has agreed to reimburse Rule 12b-1 Distribution Plan fees to the extent necessary to limit Series II Total Annual Fund Operating Expenses to 1.45%.

(3)	The Fund administration fee is paid indirectly through the management fee. The Fund’s Class 2 distribution plan or “rule 12b-1 plan” is described in the Fund’s prospectus. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund for cash management. This reduction is required by the Fund’s Board of Trustees and an exemptive order by the Securities and Exchange Commission. With this reduction, the Total Annual Operating Expense would have been 1.03%.

(4)	The Fund’s Class 2 distribution plan or “rule 12b-1 plan” is described in the Fund’s prospectus. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund for cash management. This reduction is required by the Fund’s Board of Trustees and an exemptive order by the Securities and Exchange Commission. With this reduction the Total Annual Operating Expenses would have been 1.05% for Mutual Shares Securities Fund, 1.04% for Franklin Small Cap Fund, and 1.13% for Templeton Foreign Securities Fund.

(5)	Management fee includes administration fees. For Class II Shares, “Other Expenses” have been estimated based upon expenses incurred by Class I Shares because no Class II shares were outstanding during the fiscal year ended December 31, 2002.

(6)	12b-1 fees may have been 0.23% for the year ended December 31, 2002.

(7)	Estimated for the portfolio’s current fiscal year.

(8)	Estimated for the Portfolio’s currect fiscal year. The expenses in the in the table above reflect the contractual expense limitation in effect through December 31, 2003 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.25% of the average daily net assets attributable to Class I shares; the portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares. Absent the expense limitation, Management Fee and Other Expenses would have been 0.75% and 2.01%, respectively, for Pioneer Small Cap Value VCT Portfolio; 0.75% and 1.98% respectively for Pioneer Small Company VCT Portfolio.

(9)	The expenses in the in the table above reflect the contractual expense limitation in effect through December 31, 2003 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.25% of the average daily net assets attributable to Class I shares; the portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares. Absent the expense limitation, Management Fee and Other Expenses would have been 0.75% and 2.01%, respectively, for Pioneer Small Cap Value VCT Portfolio; 0.75% and 1.98% respectively for Pioneer Small Company VCT Portfolio.

10

(10)	Estimated for the Portfolio’s currect fiscal year. The expenses in the in the table above reflect the contractual expense limitation in effect through December 31, 2003 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.50% of the average daily net assets attributable to Class II shares; the portion of portfolio expenses attributable to Class I shares will be reduced only to the extent such expenses are reduced for Class II shares. Absent the expense limitation, Management Fee and Other Expenses would have been 0.75% and 0.54%.

(11)	Management fee includes an administration fee.

Examples

The Example is intended to help you compare the cost of investing in the Contract for the time periods indicated. These costs include Contract Owner transaction expenses, contract fees, separate account annual expenses, and Underlying Fund fees and expenses.

The example shows what your costs would be under certain hypothetical situations. The example does not represent past or future expenses. Your actual expenses may be more or less than those shown. We base the example on the maximum annual expenses of the Underlying Funds for the year ended December 31, 2002. The example is based on the Funds’ maximum Total Annual Operating Expenses before reimbursement, and does not reflect any waivers or reimbursements. If you have selected Variable Funding Options that have voluntarily or contractually agreed to limit the Total Annual Operating Expenses, your expenses may be lower.

You would pay the following expenses on a $10,000 investment, assuming a 5% annual return on assets, and Separate Account charges of 3.25%, which is the maximum charge for the maximum number of optional benefits. For those contracts that do not elect the maximum number of optional benefits, the expenses would be lower. The examples also reflect the annual contract administrative charge.

	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at end of period shown**:

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Money Market Portfolio (Travelers)	971	1527	1903	3935	371	1127	1903	3935
AIM Variable Insurance Funds, Inc.
AIM V.I. Capital Appreciation Fund — Series II	1038	1721	2216	4504	438	1321	2216	4504
AIM V.I. Mid Cap Core Equity — Series II	1082	1848	2418	4858	482	1448	2418	4858
Franklin Templeton Variable Insurance Products Trust
Franklin Rising Dividends Securities Fund — Class 2 Shares	1032	1704	2189	4456	432	1304	2189	4456
Franklin Small Cap Fund — Class 2 Shares	1037	1719	2212	4496	437	1319	2212	4496
Templeton Foreign Securities Fund — Class 2 Shares	1043	1736	2239	4545	443	1336	2239	4545
Greenwich Street Series Fund
Salomon Brothers Variable Emerging Growth Fund — Class II Shares	1107	1920	2532	5054	507	1520	2532	5054
Oppenheimer Variable Account Funds
Oppenheimer Capital Appreciation Fund/VA — Service Shares	1009	1638	2083	4265	409	1238	2083	4265
Oppenheimer Global Securities Fund/VA — Service Shares	1020	1670	2135	4358	420	1270	2135	4358
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	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at end of period shown**:

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Pioneer Variable Contracts Trust
Pioneer America Income VCT Portfolio — Class II Shares	1034	1710	2198	4472	434	1310	2198	4472
Pioneer Balanced VCT Portfolio — Class II Shares	1048	1750	2262	4585	448	1350	2262	4585
Pioneer Emerging Markets VCT Portfolio — Class II Shares	1233	2273	3079	5952	633	1873	3079	5952
Pioneer Equity Income VCT Portfolio — Class II Shares	1035	1713	2203	4480	435	1313	2203	4480
Pioneer Europe VCT Portfolio — Class II Shares	1190	2152	2894	5657	590	1752	2894	5657
Pioneer Fund VCT Portfolio — Class II Shares	1034	1710	2198	4472	434	1310	2198	4472
Pioneer Growth Shares VCT Portfolio — Class II Shares	1090	1870	2453	4919	490	1470	2453	4919
Pioneer High Yield VCT Portfolio — Class II Shares	1108	1923	2536	5062	508	1523	2536	5062
Pioneer International Value VCT Portfolio — Class II Shares	1097	1892	2488	4980	497	1492	2488	4980
Pioneer Mid Cap Value VCT Portfolio — Class II Shares	1035	1713	2203	4480	435	1313	2203	4480
Pioneer Real Estate Shares VCT Portfolio — Class II Shares	1059	1784	2316	4680	459	1384	2316	4680
Pioneer Small Cap Value VCT Portfolio — Class II Shares	1223	2246	3038	5888	623	1846	3038	5888
Pioneer Small Company VCT Portfolio — Class II Shares	1220	2238	3026	5868	620	1838	3026	5868
Pioneer Strategic Income VCT Portfolio — Class II Shares	1113	1937	2558	5099	513	1537	2558	5099
Pioneer Value VCT Portfolio — Class II Shares	1081	1845	2413	4851	481	1445	2413	4851
Salomon Brothers Variable Series Funds Inc.
Total Return Fund — Class II	1053	1767	2289	4632	453	1367	2289	4632

We receive payments or offsets from some of the Underlying Funds, their affiliates or service providers for providing administrative or other services for a fund. These payments vary in amount and currently we receive payments at an annual rate of up to 0.50% of the average net amount invested in an Underlying Fund on behalf of the Separate Accounts. These payments by the funds do not result in any charge to you in addition to the Total Annual Operating Expenses disclosed for each fund.

We encourage you to compare and contrast the fees, expenses, benefits and features of the variable annuity described in this prospectus against those of other investment products, including other variable annuity products offered by us. Before purchasing this or any other investment product you should consider whether this or any other product is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and other personal characteristics or needs.

12

CONDENSED FINANCIAL INFORMATION

See Appendices A and B.

THE ANNUITY CONTRACT

Travelers Life & Annuity Pioneer L Variable Annuity is a contract between the Contract Owner (“you”) and the Company. This is the prospectus — it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract’s essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

We encourage you to compare and contrast the fees, expenses, benefits and features of the variable annuity described in this prospectus against those of other investment products, including other variable annuity products offered by us. Before purchasing this or any other investment product you should consider whether this or any other product is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and other personal characteristics or needs.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account (“Separate Account Contract Value”) or interest on the amounts you allocate to the Fixed Account (“Fixed Account Con tract Value”). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term “Written Request” is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

Contract Owner Inquiries

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-9368.

Purchase Payments

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Purchase Payments over $1,000,000 may be made only with our prior consent.

We will apply the initial Purchase Payment less any applicable premium tax (net Purchase Payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

13

Accumulation Units

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. An Accumulation Unit works like a share of a mutual fund. Each funding option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each funding option by the value of its Accumulation Unit. We calculate the value of an Accumulation Unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

The Variable Funding Options

You choose the Variable Funding Options to which you allocate your Purchase Payments. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the Underlying Funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the Underlying Funds will meet its investment objectives. Please note that during extended periods of low interest rates, the yields of the Underlying Fund that invest in the Smith Barney Money Market Portfolio may also become extremely low and possibly negative. Contact your registered representative or call 1-800-842-9406 to request additional copies of the prospectuses.

If any of the Underlying Funds become unavailable for allocating Purchase Payments, or if we believe that further investment in an Underlying Fund is inappropriate for the purposes of the Contract, we may substitute another funding option. A substituted Underling Fund may have different fees and expenses. Substitution may be made with respect to existing Contract Value or future Purchase Payments, or both for some or all classes of contracts. In addition, we may close Variable Funding Options to allocation of Purchase Payments or Contract Value, or both for some or all classes of Contracts, at anytime in our sole discretion. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current Variable Funding Options are listed below, along with their investment advisers and any subadviser:

Funding Option	Investment Objective	Investment Adviser/Subadviser

Money Market Portfolio (Travelers)	Seeks high current return with preservation of capital and liquidity. The Fund normally invests in high-quality short term money market instruments.	Travelers Asset Management International Company LLC (“TAMIC”)
AIM Variable Insurance Funds, Inc.
AIM V.I. Capital Appreciation Fund — Series II	Seeks growth of capital. The Fund normally invests in common stocks of companies that may benefit from new or innovative products, services or processes and those that have above-average long-term earnings growth.	A I M Advisers, Inc.
AIM V.I. Mid Cap Core Equity — Series II	Seeks long-term growth of capital. The Fund normally invests in equity securities, including convertible securities, of mid-cap companies.	A I M Advisers, Inc.

14

Funding Option	Investment Objective	Investment Adviser/Subadviser

Franklin Templeton Variable Insurance Products Trust
Franklin Rising Dividends Securities Fund — Class 2 Shares	Seeks long-term capital appreciation. Preservation of capital is an important secondary consideration. The Fund normally invests in investments of companies that have paid rising dividends.	Franklin Advisory Services, LLC
Franklin Small Cap Fund — Class 2 Shares	Seeks long-term capital growth. The Fund normally invests in small capitalization companies.	Franklin Advisers, Inc.
Templeton Foreign Securities Fund — Class 2 Shares	Seeks long-term capital growth. The Fund normally invests in investments, primarily equity securities, of issuers located outside of the U.S., including those in emerging markets.	Templeton Investment Counsel, LLC
Greenwich Street Series Fund
Salomon Brothers Variable Emerging Growth Fund — Class II Shares	Seeks capital appreciation. The Fund normally invests in common stocks of emerging growth companies.	Salomon Brothers Asset Management (“SBAM”)
Oppenheimer Variable Account Funds
Oppenheimer Capital Appreciation Fund/VA — Service Shares	Seeks capital appreciation. The Fund normally invests in the common stocks of growth companies that may be new companies or well-established companies.	OppenheimerFunds, Inc.
Oppenheimer Global Securities Fund/VA — Service Shares	Seeks long-term capital appreciation. The Fund normally invests in common stocks of foreign issuers, “growth-type” companies, cyclical industries and special situations that are considered to have appreciation possibilities.	OppenheimerFunds, Inc.
Pioneer Variable Contracts Trust
Pioneer America Income VCT Portfolio — Class II Shares	Seeks as high a level of current income as is consistent with preservation of capital. The Fund normally invests exclusively in U.S. Government securities and repurchase agreements and “when issued” commitments with respect to these securities.	Pioneer Investment Management, Inc. (“Pioneer”)
Pioneer Balanced VCT Portfolio — Class II Shares	Seeks capital growth and current income. The Fund normally invests in a diversified portfolio of equity securities and bonds and it is actively managed based on quantitative analysis and techniques.	Pioneer Subadviser: Prudential Investment Management, Inc.
Pioneer Emerging Markets VCT Portfolio — Class II Shares	Seeks long-term growth of capital. The Fund normally invests in the securities of emerging market corporate and government issuers, with an emphasis on equities.	Pioneer
Pioneer Equity Income VCT Portfolio — Class II Shares	Seeks current income and long-term growth of capital. The Fund normally invests in income producing equity securities of U.S. issuers.	Pioneer
Pioneer Europe VCT Portfolio — Class II Shares	Seeks long-term growth of capital. The Fund normally invests in equity securities of European issuers.	Pioneer

15

Funding Option	Investment Objective	Investment Adviser/Subadviser

Pioneer Fund VCT Portfolio — Class II Shares	Seeks reasonable income and capital growth. The Fund normally invests in equity securities believed to be selling at reasonable prices or discounts to their underlying values.	Pioneer
Pioneer Growth Shares VCT Portfolio — Class II Shares	Seeks appreciation of capital. The Fund normally invests in equity securities believed to have above average potential for earnings and revenue growth.	Pioneer
Pioneer High Yield VCT Portfolio — Class II Shares	Seeks to maximize total return through a combination of income and capital appreciation. The Fund normally invests in below investment grade debt securities and preferred stocks.	Pioneer
Pioneer International Value VCT Portfolio — Class II Shares	Seeks long-term capital growth. The Fund normally invests in equity securities of non-U.S. issuers located in both developed and emerging markets.	Pioneer
Pioneer Mid Cap Value VCT Portfolio — Class II Shares	Seeks capital appreciation. The Fund normally invests in the equity securities of mid-size companies.	Pioneer
Pioneer Real Estate Shares VCT Portfolio — Class II Shares	Seeks long-term growth of capital. Secondarily seeks income. The Fund normally invests in equity securities of real estate investment trusts and other real estate industry issuers.	Pioneer
Pioneer Small Cap Value VCT Portfolio — Class II Shares	Seeks capital growth. The Fund normally invests in equity securities of small companies believed to be selling at substantial discounts to their underlying values.	Pioneer
Pioneer Small Company VCT Portfolio — Class II Shares	Seeks capital growth. The Fund normally invests in equity securities of small companies.	Pioneer
Pioneer Strategic Income VCT Portfolio — Class II Shares	Seeks a high level of current income. The Fund normally invests in debt securities from a broad range of issuers and segments of the debt securities market.	Pioneer
Pioneer Value VCT Portfolio — Class II Shares	Seeks reasonable income and capital growth. The Fund normally invests in a broad list of carefully selected, reasonably priced equity securites of U.S. issuers.	Pioneer
Salomon Brothers Variable Series Funds Inc.
Total Return Fund — Class II	Seeks above average income (compared to a portfolio invested entirely in equity securities). Secondarily seeks growth of capital and income. The Fund normally invests in a broad range of equity and fixed-income securities of U.S. and foreign issuers.	SBAM

FIXED ACCOUNT

We may offer our Fixed Account as a funding option. Please see Appendix C for more information.

CHARGES AND DEDUCTIONS

General

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

    the ability for you to make withdrawals and surrenders under the Contracts the death benefit that is paid on the first death of the Contract Owner(s) or Annuitant
16

    the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)
    administration of the annuity options available under the Contracts the distribution of various reports to Contract Owners
    the ability to engage in telephone and Internet transactions

Costs and expenses we incur include:

    losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts sales and marketing expenses including commission payments to your sales agent other costs of doing business

Risks we assume include:

    that Annuitants may live longer than estimated when the annuity factors under the Contracts were established;
    that the amount of the death benefit will be greater than the Contract Value that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which Purchase Payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Withdrawal Charge

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for four years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:

Years Since Purchase Payment Made		Withdrawal Charge

Greater than or Equal To	But less than

0 years	1 year	6%
1 year	2 years	5%
2 years	3 years	4%
3 years	4 years	3%
4+ years		0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

(a)	any Purchase Payment to which no withdrawal charge applies, then

(b)	any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

17

(c)	any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis), then

(d)	any Contract earnings.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

    due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)
    if a lifetime annuity payout has begun, after the first Contract Year under the Managed Distribution Program, or
    if you elect Annuity Payments for a fixed period of at least five years after the first Contract Year.

Partial Withdrawals will be prorated from all Underlying Funds unless you specify otherwise on the Surrender Request Form. If you request a Partial Withdrawal, the amount that you receive may be less than your requested withdrawal amount because we will deduct applicable taxes and charges, including the Withdrawal Charge, from your requested withdrawal amount. If you want the full requested withdrawal amount you must check the “Net” box on the Surrender Request Form and we will deduct the amount of the applicable taxes and charges from your Contract Value so you can receive your full requested withdrawal amount.

Free Withdrawal Allowance

The free withdrawal allowance applies to any partial or full withdrawal, but does not apply to any withdrawals transferred directly to other unaffiliated carriers or financial institutions.

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually, without a withdrawal charge. If you have Purchase Payments no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance, or (b) the total amount of Purchase Payments no longer subject to a withdrawal charge. Any free withdrawal taken will reduce Purchase Payments no longer subject to a withdrawal charge. The free withdrawal amount is not cumulative from year to year.

Transfer Charge

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

Administrative Charges

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

            (1)   from the distribution of death proceeds

            (2)   after an annuity payout has begun, or

            (3)   if the Contract Value on the date of assessment equals or is greater than $40,000

We deduct the administrative expense charge (sometimes called “Subaccount administrative charge”) on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our accumulation and Annuity Unit value calculations.

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Mortality and Expense Risk Charge

Each business day, we deduct a mortality and expense risk (“M&E”) charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of accumulation and Annuity Unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. If you choose the Deferred Annual Step-Up Death Benefit the M&E is 1.60% annually. If you choose the Annual Step-Up Death Benefit the M&E is 1.70% annually. If you choose the Roll-Up Death Benefit the M&E is 1.90%. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

E.S.P. Charge

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, 0.20% of the amounts held in each funding option.

GMWB Charge

If the GMWB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 1.00% of the amounts held in each funding option. The current charge is 0.40%. Your current charge will not change unless you reset your benefits, at which time we may modify the charge.

Variable Liquidity Benefit Charge

If the Variable Liquidity Benefit is selected (available during the annuitization phase only), there is a maximum surrender charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:

Years Since Initial Purchase Payment Made		Withdrawal Charge

Greater than or Equal To	But less than
0 years	1 year	6%
1 year	2 years	5%
2 years	3 years	4%
3 years	4 years	3%
4 +years		0%

Please refer to The Annuity Period for a description of this benefit

Variable Funding Option Expenses

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses.

Premium Tax

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

Changes in Taxes Based upon Premium or Value

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

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TRANSFERS

Up to 30 days before the Maturity Date, you may transfer all or part of the Contract Value between Variable Funding Options. Please note that the contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Therefore, all transfers are subject to the following restrictions:

1.	Excessive Transfers. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Contract Owners. In making this determination, we will consider, among other things, the following factors:

        the total dollar amount being transferred
        the number of transfers you made within the previous three months;
        whether your transfers follow a pattern designed to take advantage of short term market fluctuations and whether your transfers are part of a group of transfers made by a third party on behalf of the individual Contract Owners in the group
2.	Market Timers. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

        reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

If we choose to enforce our contractual rights to restrict transfers to once every six months, we will so notify you in writing.

Future Modifications. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

If, in our sole discretion, we determine you are engaging in activity as described above or similar activity which will potentially hurt the rights or interests of Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. None of these restrictions are applicable to transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus.

We will make transfers at the value(s) next determined after we receive your request in good order at our Home Office. After the Maturity Date, you may make transfers only if allowed by your contract or with our consent. These restrictions are subject to any state law requirements.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

There are no charges for transfers, however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since different Underlying Funds have different expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, you should consider the inherent risks involved in making transfers.

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Dollar Cost Averaging

Dollar cost averaging or the pre-authorized transfer program (the “DCA Program”) allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under either a 6 Month, 12 Month or 24 Month Program (we may not always offer all of these Programs). The Programs will generally have different credited interest rates. Under each Program, the interest rate can accrue up to the applicable number of months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Please note that interest will accrue on a declining amount of Fixed Account Value. For example, under the 12 Month Program, the interest rate can accrue up to 12 months on the remaining amounts in the Specia l DCA Program and we must transfer all Purchase Payments and accrued interest in this Program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the Program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the DCA program. In that event, transfers will be made from the Money Market Variable Funding Option.

ACCESS TO YOUR MONEY

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business on the business day we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

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For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

Guaranteed Minimum Withdrawal Benefit (“GMWB”)(“Principal Guarantee”)

For an additional charge, you may elect GMWB, a living benefit that guarantees return of your Purchase Payments regardless of market conditions if you do not withdraw more than a certain amount per year. Once you elect this benefit, you cannot cancel it. You must elect the benefit at time of purchase. GMWB will automatically terminate upon annuitization or if you assign your Contract to a different Contract Owner.

Your initial Purchase Payment is used to determine your initial remaining benefit base, (“RBB”), or the maximum amount of money that is guaranteed to be returned to you subject to the conditions below. The maximum amount you may withdraw on an annual basis without an adverse effect on your guarantee is your annual withdrawal benefit (“AWB”).

If you make your first withdrawal within three full years after you purchased GMWB, your AWB will equal 5% of your RBB immediately prior to your first withdrawal. If you begin making withdrawals more than three complete years after you purchased GMWB, your AWB will equal 10% of your RBB immediately prior to your first withdrawal. Your AWB may be taken on any payment schedule you request, e.g. monthly. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of or none of your AWB in any given year, your RBB and AWB will not increase. You can continue to receive your AWB until the RBB is depleted. If you take a partial withdrawal, and your AWB is greater than the free withdrawal allowance, withdrawal charges are waived only on amounts up to your AWB.

Your RBB and AWB will not change unless you make subsequent Purchase Payments or take withdrawals from your Contract, as described below.

If you make subsequent payments, we will recalculate your RBB and your AWB. Your new RBB equals your RBB immediately prior to the subsequent payment plus the subsequent payment. The maximum RBB allowed at any time is $1 million without our consent. We reserve the right not to include subsequent Purchase Payments in the calculation of the RBB. When your RBB is adjusted because you have made a subsequent Purchase Payment, your AWB is recalculated to equal the AWB immediately prior to the subsequent payment, plus either 5% or 10% of the subsequent payment, depending on when you have taken your first withdrawal.

Withdrawals: If the total of all withdrawals since the most recent Contract Date anniversary, including the current withdrawal, is equal to or less than your AWB immediately prior to the current withdrawal, we will recalculate your RBB to equal the RBB immediately prior to the withdrawal, less the amount of the current withdrawal.

If the total amount of all withdrawals since the most recent Contract Date anniversary, including the current withdrawal, exceed the AWB, we will recalculate both your RBB and AWB by applying a partial surrender reduction. The partial surrender reduction is equal to 1) the RBB or AWB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

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For example, assume your initial Purchase Payment is $100,000, your age is less than 70, and a withdrawal of $10,000 is taken in contract year two:

	Assumes 15% gain on investment			Assumes 15% loss on investment
	Contract Value	RBB	AWB (5%)	Contract Value	RBB	AWB (5%)
Values As Of
Contract date	$100,000	$100,000	$5,000	$100,000	$100,000	$5,000
Immediately prior to withdrawal, Contract Year two	$115,000	$100,000	$5,000	$85,000	$100,000	$5,000
Immediately after withdrawal, Contract Year two	$105,000	$91,304 [100,000 – (100,000 x10,000/115,000)]	$4,565 [5,000 – (5,000 x 10,000/115,000)]	$75,000	$88,235 [100,000 – (100,000 x 10,000/85,000)]	$4,412 [5,000– (5,000 x 10,000/85,000)]

Change in Value Due to Withdrawal (Partial Surrender Reduction)	$10,000	$8,696	$435	$10,000	$11,765	$588

Any time on or after the 5th Contract Date anniversary, you may choose to reset your RBB to equal your current Contract Value. Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. The current charge in effect at the time of the reset will apply. Your second and all subsequent resets must occur at least 5 years from the most recent reset. If your first withdrawal from the contract is prior to your third Contract Date anniversary, your AWB will equal 5% of your RBB after any reset. Similarly, if you began taking withdrawals after your third contract year, your AWB will equal 10% of your RBB after any reset. In addition, the length of time over which you can expect to receive your RBB will be reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on a contract anniversary.

If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

    The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or E.S.P. benefit, if any, will be paid.
    The total annual payment amount will equal the AWB and will never exceed your RBB, and
    We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Systematic Withdrawals

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59½. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

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Managed Distribution Program. Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70½. (See Federal Tax Considerations.) These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program.

OWNERSHIP PROVISIONS

Types of Ownership

Contract Owner

The Contract belongs to the Contract Owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Nonqualified Contracts. You have sole power during the Annuitant’s lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, or make additional Purchase Payments.

Joint Owner. For Nonqualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

Beneficiary

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

Annuitant

The Annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

Please note: Naming different persons as owner and annuitant may affect whether certain benefits are payable, the amount of these benefits, and who will receive them. Use care when naming owners, annuitants, and beneficiaries, and consult your agent if you have any questions.

Contingent Annuitant

You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living;

    the death benefit will not be payable upon the Annuitant’s death the Contingent Annuitant becomes the Annuitant
    all other rights and benefits will continue in effect
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When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

DEATH BENEFIT

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance (“Death Report Date”).

Note: If the owner dies before the Annuitant, the death benefit is recalculated, replacing all references to “Annuitant” with “owner.”

Death Proceeds Before the Maturity Date

Deferred Annual Step-Up (Standard Death Benefit)

(not available when either the Annuitant or Owner is age 76 or older on the Contract Date)

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

(1)	the Contract Value on the Death Report Date

(2)	your adjusted Purchase Payment (see below) or

(3)	the Step-Up Value (if any, as described below)

Annual Step-Up Death Benefit

(only Death Benefit option available when either the Annuitant or Owner is age 76 or older on the Contract Date)

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

(1)	the Contract Value on the Death Report Date

(2)	your adjusted Purchase Payment (see below) or

(3)	the Step-Up Value (if any, as described below)

Roll-Up Death Benefit

(not available when either the Annuitant or Owner is age 76 or older on the Contract Date)

If the Annuitant dies before age 80, the death benefit will be the greatest of:	the Contract Value on the Death Report Date;
your adjusted Purchase Payment (see below);
the Step-Up Value, if any, as described below
the Roll-Up Death Benefit Value (as described below)

If the Annuitant dies on or after age 80, the death benefit will be the greatest of:	the Contract Value on the Death Report Date;
your adjusted Purchase Payment (see below) or
the Step-Up Value, if any, as described below, or
the Roll-Up Death Benefit Value (as described below) on the Annuitant’s 80th birthday, plus any additional Purchase Payments and minus any partial surrender reductions (as described below) that occur after the Annuitant’s 80th birthday.

Adjusted Purchase Payment. The initial adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever an additional Purchase Payment is made, the adjusted Purchase Payment is increased by the amount

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of the Purchase Payment. Whenever a partial surrender is taken, the adjusted Purchase Payment is reduced by a partial surrender reduction, described below.

Step-Up Value (for Deferred Annual Step-Up Death Benefit)

The Step-Up Value will initially equal the Contract Value on the fourth Contract Date Anniversary that occurs before the Annuitant’s 80th birthday and before the Death Report Date. On each subsequent Contract Date anniversary that occurs before the Annuitant’s 80th birthday and before the Annuitant’s death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a partial surrender reduction as described below. The only changes made to the Step-Up value on or after the Annuitant’s 80th birthday will be those related to additional Purchase Payments or partial surrenders as described below. If the Death Report Date or the An nuitant’s 80th birthday is before the fourth Contract Date Anniversary, there is no Step-Up Value

Step-Up Value (for Annual Step-Up and Roll-Up Death Benefits)

The Step-Up Value will initially equal the Contract Value on the first Contract Date anniversary. On each subsequent Contract Date anniversary that occurs before the Annuitant’s 80th birthday and before the Annuitant’s death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a partial surrender reduction as described below. The only changes made to the Step-Up value on or after the Annuitant’s 80th birthday will be those related to additional Purchase Payments or partial surrenders as described below.

Roll-Up Death Benefit Value

On the Contract Date, the Roll-Up Death Benefit Value is equal to the Purchase Payment. On each Contract Date anniversary, the Roll-Up Death Benefit Value will be recalculated to equal a) plus b) minus c), increased by 5%, where:

            a)   is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

            b)   is any Purchase Payment made during the previous Contract Year

            c)   is any partial surrender reduction (as described below) during the previous Contract Year.

On dates other than the Contract Date anniversary, the Roll-Up Death Benefit Value will equal a) plus b) minus c) where:

            a)   is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

            b)   is any Purchase Payment made since the previous Contract Date anniversary

            c)   is any partial surrender reduction (as described below) since the previous Contract Date anniversary

The maximum Roll-Up Death Benefit equals 200% of the difference between all Purchase Payments and all partial surrender reductions (as described below).

Partial Surrender Reductions.

Adjusted Purchase Payment: The partial surrender reduction equals (1) the adjusted purchase payment in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

For example, assume your current Contract Value is $55,000. If your current adjusted purchase payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the adjusted purchase payment as follows:

            50,000 x (10,000/55,000) = 9,090

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Your new adjusted purchase payment would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current adjusted purchase payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the adjusted purchase payment as follows:

            50,000 x (10,000/30,000) = 16,666

Your new adjusted purchase payment would be 50,000-16,666, or $33,334.

Step-Up and Roll-Up Value: The partial surrender reduction equals (1) the death benefit (step-up or roll-up value) in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

For example, assume your current Contract Value is $55,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

            50,000 x (10,000/55,000) = 9,090

Your new Step-Up Value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

            50,000 x (10,000/30,000) = 16,666

Your new step-up value would be 50,000-16,666, or $33,334.

If you have elected GMWB, and your death benefit is equal to a return of your Purchase Payments reduced by any applicable partial surrender reduction, the partial surrender reduction will not be applied to your death benefit. Instead, if you have made withdrawals under your contract, your death benefit will be reduced by the amount of those withdrawals and any premium tax not previously deducted.

Enhanced Stepped-Up Provision (“E.S.P.”). (This provision is not available to a customer when either the Annuitant or Contract Owner is age 76 or older on the rider effective date.)

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

If the Annuitant is younger than age 70 on the rider effective date, 40% of the lesser of: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are received both after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

If the Annuitant is between the ages of 70 and 75 on the rider effective date, 25% of the lesser of: (1) 200% of the modified Purchase Payments (described below) excluding Purchase Payments that are received both after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

The initial modified Purchase Payment is equal to the Contract Value as of the rider effective date. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

The partial surrender reduction is equal to: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

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For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

            50,000 X (10,000/55,000) = 9,090

You new modified Purchase Payment would be $50,000 - $9,090 = 40,910

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

            50,000 X (10,000/30,000) = 16,666

Your new modified Purchase Payment would be 50,000 - 16,666 = $33,334

Payment of Proceeds

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

Nonqualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*

Owner (who is not the annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes

Owner (who is the annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes

Non-spousal Joint Owner (who is not the annuitant)	The surviving joint owner.		Yes

Non-spousal Joint Owner (who is the annuitant)	The beneficiary (ies), or if none, to the surviving joint owner.	Unless the beneficiary elects to continue the Contract rather than receive a distribution.	Yes

Spousal Joint Owner (who is the annuitant)	The surviving joint owner.	Unless the beneficiary elects to continue the Contract.	Yes
Spousal Joint Owner (who is not the annuitant)	The beneficiary (ies), or if none, to the surviving joint owner.	Unless the spouse elects to continue the Contract A spouse who is not the beneficiary may decline to receive the proceeds or to continue the Contract and instruct the Company to pay the beneficiary.	Yes

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Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*

Annuitant (who is not the Contract Owner)	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive a distribution.

		Or, if there is a Contingent Annuitant, then the Contingent Annuitant becomes the Annuitant and the Contract continues in effect (generally using the original Maturity Date). The proceeds will then be paid upon the death of the Contingent Annuitant or owner.	Yes

Annuitant (who is the Contract Owner)	See death of “owner who is the Annuitant” above.		Yes

Annuitant (where Owner is non-natural entity/trust)	The beneficiary (ies), or if none, to the Contract Owner.		Yes (Death of Annuitant is treated as death of the owner in these circumstances.)

Contingent Annuitant (assuming Annuitant is still alive)	No death proceeds are payable; Contract continues.		N/A

Beneficiary	No death proceeds are payable; Contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; Contract continues.		N/A

Qualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*

Owner/Annuitant	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive a distribution.	Yes

Beneficiary	No death proceeds are payable; Contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; Contract continues.		N/A

______________

*	Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary’s life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. Spousal Beneficiaries must choose to continue the contract as allowed under the Spousal Contract Continuance provision described below within one year of death. For Qualified Contracts, if mandatory distributions have already begun at the death of the Annuitant, the 5 year payout option is not available.

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Spousal Contract Continuance (subject to availability — does not apply if a non-spouse is a joint owner)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase Payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. All other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse’s age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

Beneficiary Contract Continuance (not permitted for non-natural beneficiaries)

If you die before the Maturity Date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued contract (the “adjusted Contract Value”) will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

    transfer ownership
    make additional Purchase Payments

The beneficiary may also name his/her own beneficiary (“succeeding beneficiary”) and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued contract will be based on the beneficiary’s age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

Planned Death Benefit

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

    through an annuity for life or a period that does not exceed the beneficiary’s life expectancy or under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(s) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at

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less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

Death Proceeds after the Maturity Date

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

THE ANNUITY PERIOD

Maturity Date

Under the Contract, you can receive regular income payments (Annuity Payments). You can choose the month and the year in which those payments begin (Maturity Date). You can also choose among income payouts (annuity options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor, or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time thirteen months after the Contract Date. Unless you elect otherwise, the Maturity Date will be the Annuitant’s 90th birthday or ten years after the effective date of the Contract, if later.

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant’s 90th birthday or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner’s attainment of age 701/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

Allocation of Annuity

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See Transfers.)

Variable Annuity

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

Determination of First Annuity Payment. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant’s adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first

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monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, a net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

Determination of Second and Subsequent Annuity Payments. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

Fixed Annuity

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under “Variable Annuity,” except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

PAYMENT OPTIONS

Election of Options

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant’s lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the Payment Option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

Annuity Options

Subject to the conditions described in “Election of Options” above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 — Life Annuity — No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 — Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person,

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payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 — Joint and Last Survivor Life Annuity — No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 — Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 — Payments for a Fixed Period without Life Contingency. We will make periodic payments for the period selected (see Variable Liquidity Benefit below).

Option 6 – Other Annuity Options – We will make any other arrangements for Annuity Payments as may be mutually agreed upon.

Variable Liquidity Benefit

This benefit is only offered with the variable annuity option Payments for a Fixed Period without Life Contingency.

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a surrender charge not to exceed the maximum surrender charge rate shown on the specifications page of the contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

MISCELLANEOUS CONTRACT PROVISIONS

Right to Return

You may return the Contract for a full refund of the Contract Value plus any contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within ten days after you receive it (the “right to return period”). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

Termination

You do not need to make any Purchase Payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $2,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law.

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Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes.

Required Reports

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

Suspension of Payments

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange (“the Exchange”) is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

THE SEPARATE ACCOUNTS

The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor Separate Accounts: Separate Account Nine and Separate Account Ten, respectively. Both Separate Account Nine and Separate Account Ten were established on June 18, 1999 and are registered with the SEC as unit investment trusts (Separate Accounts) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Separate Account Nine and Separate Account Ten for the exclusive and separate benefit of the owners of each Separate Accounts, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity Separate Accounts and variable life insurance Separate Accounts may invest in the funding options simultaneously (called “mixed” and “shared” funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Underlying Fund’s Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a lar ger combined fund.

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Performance Information

From time to time, we may advertise several types of historical performance for the Contract’s Variable Funding Options. We may advertise the “standardized average annual total returns” of the Variable Funding Option, calculated in a manner prescribed by the SEC, and the “nonstandardized total return,” as described below. Specific examples of the performance information appear in the SAI.

Standardized Method. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the Variable Funding Option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). We convert the deduction for the annual contract administrative charge to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

Nonstandardized Method. We calculate nonstandardized “total returns” in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. These returns also do not reflect the withdrawal charge because we designed the Contract for long-term investment.

For Underlying Funds that were in existence before they became available as a funding option, the nonstandardized average annual total return quotations reflect the investment performance that such funding options would have achieved (reduced by the applicable charges) had the Underlying Fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

General. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. (“NASD”), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor’s (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International’s EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the Variable Funding Options.

FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

Non-Resident Aliens

Distributions to non-resident aliens (“NRAs”) are subject to special and complex tax and withholding rules under the Code, some of which are based upon the particular facts and circumstances of the contract owner, the beneficiary and the transaction itself. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

General Taxation of Annuities

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately

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taxed, depending upon the type of Contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

Tax-Free Exchanges: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity Contract is received in exchange for a life, endowment, or annuity Contract. Since different annuity Contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

Types of Contracts: Qualified or Nonqualified

If you purchase an annuity Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of qualified contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as nonqualified.

Nonqualified Annuity Contracts

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs — either as a withdrawal (distribution made prior to the Maturity Date), or as Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under applicable tax laws. Similarly, when you receive an Annuity Payment, part of each payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually. Furthermore, for Contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) There is income in the Contract to the extent the contract value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken.

Federal tax law requires that nonqualified annuity Contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the Contract will not be treated as an annuity Contract for Federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

Puerto Rico Tax Considerations

The Puerto Rico Internal Revenue Code of 1994 (the “1994 Code”) taxes distributions from nonqualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid

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exceeds your tax basis. Similarly, the amount of income on annuity distributions (payable over your lifetime) is calculated differently. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

Qualified Annuity Contracts

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including lump-sum withdrawals and Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or Contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

Note to participants in qualified plans including 401, 403(b), 457 as well as IRA owners: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state’s income tax laws. Please consult your employer or tax adviser regarding this issue.

Penalty Tax for Premature Distributions

For both qualified and nonqualified Contracts, taxable distributions taken before the contract owner has reached the age of 591/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

Diversification Requirements for Variable Annuities

The Code requires that any nonqualified variable annuity Contracts based on a Separate Account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract owner of tax-deferred treatment. The Company intends to administer all Contracts subject to this provision of law in a manner that will maintain adequate diversification.

Ownership of the Investments

In certain circumstances, owners of variable annuity Contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the Contract.

Mandatory Distributions for Qualified Plans

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70½. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70½ or the year of retirement.

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Minimum Distributions for Beneficiaries When a death benefit becomes due upon the death of the owner and/or annuitant, minimum distributions may be taken over the life expectancy of the beneficiary not less than annually within one year from the date of death or the funds remaining in the Contract must be completely withdrawn within five years from the date of death.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of the death of an owner or annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER INFORMATION

The Insurance Companies

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

Financial Statements

The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

Distribution of Variable Annuity Contracts

Distribution and Principal Underwriting Agreement. Travelers Distribution LLC (“TDLLC”) serves as principal underwriter for each Separate Account and the Contract, which is offered on a continuous basis, pursuant to the terms of the Distribution and Principal Underwriting Agreement among each Separate Account, TDLLC and the Company. TDLLC’s principal executive offices are located at One Cityplace, Hartford, Connecticut. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (the 1934 Act), as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (NASD). TDLLC is affiliated with the Company and each Separate Account. TDLLC, as the principal underwriter and distributor does not retain any fees on the Contracts.

TDLLC enters into selling agreements with broker-dealers, including Tower Square Securities, Inc. (Tower Square), which is affiliated with the Company and each Separate Account, to distribute (sell) the Contracts. TDLLC and these broker-dealers are registered with the SEC and are members of the National Association of Securities Dealers, Inc. (NASD). We intend to sell the Contract in all jurisdictions where we are licensed to do business and where the Contract is approved. Anyone selling the Contract must be a registered representative of a broker-dealer and must also be licensed as an insurance agent to sell variable products.

Compensation. Broker-dealers who have selling agreements with TDLLC are paid compensation for the promotion and sale of the Contracts to broker-dealers who have selling agreements with TDLLC. Compensation paid on the Contracts, as well as other incentives or payments, are not charged directly to the policy owners of

38

the separate account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy.

The amount of compensation may vary depending on the selling agreement but is not expected to exceed 10% of Purchase Payments if up-front compensation is paid to sales agents and 2% annually of average account value if asset based compensation is paid to sales agents.

Because sales representatives of Tower Square are also agents of the Company, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs offered by the Company. These programs include conferences, seminars, meals, sporting events, theater performances, payments for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the contracts may help sales representatives qualify for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, sales representatives who meet certain Company productivity, persistency and length of the services standards may be eligible for additional compensation.

Certain broker-dealers may receive an additional bonus after the first Policy year for sales by their sales representatives, which may be up to the amount of the basic commission for the particular Policy year. These broker-dealers may share the bonus or other compensation with their sales representatives. In addition, we may reimburse these broker-dealers for portions of their sales expenses.

Conformity with State and Federal Laws

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

Voting Rights

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

Legal Proceedings and Opinions

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Companies.

There are no pending legal proceedings affecting either Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse effect on the ability of either Company to meet its obligations under the applicable contract.

39

APPENDIX A — CONDENSED FINANCIAL INFORMATION

THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

The following tables provide the Accumulation Unit Value information for the Separate Account Annual Expenses of 1.75% (Deferred Annual Step-Up Death Benefit with no optional features selected), 1.85% (Annual Step-Up Death Benefit with no optional features selected) and 2.05% (Roll-Up Death Benefit with no optional features selected). No other Accumulation Unit Value information for other combinations of Separate Account Annual Expenses is provided because such combinations were not available through the Separate Account as of 12/31/02.

1.60 M&E, 0.15 Adm = 1.75% Net Expenses

Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2 (2/00)	2002	0.929	0.651	—
	2001	1.000	0.929	—

Mutual Shares Securities Fund — Class 2 (5/02)	2002	1.000	0.843	—

Templeton Foreign Securities Fund — Class 2 (2/00)	2002	0.894	0.715	—
	2001	1.000	0.894	—

1.70 M&E, 0.15 Adm = 1.85% Net Expenses

Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2 (5/02)	2002	1.228	0.859	73,361
	2001	1.000	1.228	—

Mutual Shares Securities Fund — Class 2 (5/02)	2002	1.000	0.842	112,568

Templeton Foreign Securities Fund — Class 2 (5/02)	2002	1.134	0.907	136,180
	2001	1.000	1.134	—
Money Market Portfolio (3/02)	2002	1.000	0.996	503,034

1.90 M&E, 0.15 Adm = 2.05% Net Expenses

Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2 (5/02)	2002	1.227	0.857	—
	2001	1.000	1.227	—

Mutual Shares Securities Fund — Class 2 (5/02)	2002	1.000	0.841	—

Templeton Foreign Securities Fund — Class 2 (5/02)	2002	1.134	0.904	—
	2001	1.000	1.134	—
Money Market Portfolio (3/02)	2002	1.000	0.995	—
A-1

Notes

The number of units outstanding for the 2001 year-end have been restated to include Annuity Units, where appropriate.

The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2002.

“Number of Units outstanding at end of period” may include units for Contract Owners in payout phase, where appropriate.

A-2

APPENDIX B — CONDENSED FINANCIAL INFORMATION

THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

The following tables provide the Accumulation Unit Value information for the Separate Account Annual Expenses of 1.75% (Deferred Annual Step-Up Death Benefit with no optional features selected), 1.85% (Annual Step-Up Death Benefit with no optional features selected) and 2.05% (Roll-Up Death Benefit with no optional features selected). No other Accumulation Unit Value information for other combinations of Separate Account Annual Expenses is provided because such combinations were not available through the Separate Account as of 12/31/02.

1.60 M&E, 0.15% Adm. =1.75%

Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2 (10/01)	2002	1.228	0.859	479,572
	2001	1.000	1.228	19,240

Mutual Shares Securities Fund — Class 2 (5/02)	2002	1.000	0.842	719,789

Templeton Foreign Securities Fund — Class 2 (11/01)	2002	1.134	0.907	589,742
	2001	1.000	1.134	29,133

1.70 M&E, 0.15 Adm. = 1.85%

Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2 (10/01)	2002	1.228	0.859	479,572
	2001	1.000	1.228	19,240

Mutual Shares Securities Fund — Class 2 (5/02)	2002	1.000	0.842	719,789

Templeton Foreign Securities Fund — Class 2 (11/01)	2002	1.134	0.907	589,742
	2001	1.000	1.134	29,133
Money Market Portfolio (5/02)	2002	1.000	0.996	802,446

1.90 M&E, 0.15 Adm. = 2.05%

Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2 (10/01)	2002	1.227	0.857	175,953
	2001	1.000	1.227	1,300

Mutual Shares Securities Fund — Class 2 (5/02)	2002	1.000	0.841	111,997

Templeton Foreign Securities Fund — Class 2 (11/01)	2002	1.134	0.904	319,815
	2001	1.000	1.134	47,591
Money Market Portfolio (5/02)	2002	1.000	0.995	187,176
B-1

Notes

Effective January 2, 2003, Dreyfus Variable Investment Fund: Small Cap Portfolio changed its name to Developing Leaders Portfolio.

The number of units outstanding for the 2001 yearend have been restated to include Annuity Units, where appropriate.

The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2002.

“Number of Units outstanding at end of period” may include units for Contract Owners in payout phase, where appropriate.

B-2

APPENDIX C

THE FIXED ACCOUNT

The Fixed Account is part of the Company’s general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company’s general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors

Transfers

You may make transfers from the Fixed Account to any other available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract.

C-1

APPENDIX D

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

      The Insurance Company
      Principal Underwriter
      Distribution and Principal Underwriting Agreement
      Valuation of Assets
      Performance Information
      Federal Tax Considerations
      Independent Auditors
      Financial Statements

Copies of the Statement of Additional Information dated ___________________ are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to: The Travelers Life and Annuity Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415. The Travelers Insurance Company Statement of Additional Information is printed on Form L-19989S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-19989S-TLAC.

Name:	__________________________________
Address:	__________________________________
__________________________________

D-1

L-19989	August, 2003

PART B

Information Required in a Statement of Additional Information

PORTFOLIO ARCHITECT L
VINTAGE L
PIONEER L

STATEMENT OF ADDITIONAL INFORMATION

dated

________, 2003

for

THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES

ISSUED BY

THE TRAVELERS LIFE AND ANNUITY COMPANY

This Statement of Additional Information (“SAI”) is not a prospectus but relates to, and should be read in conjunction with, the Individual Variable Annuity Contract Prospectuses dated ________, 2003. Copies of the Prospectuses may be obtained by writing to The Travelers Life and Annuity Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415, or by calling (800) 842-8573 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

THE INSURANCE COMPANY	2
PRINCIPAL UNDERWRITER	2
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT	2
VALUATION OF ASSETS	2
PERFORMANCE INFORMATION	3
FEDERAL TAX CONSIDERATIONS	19
INDEPENDENT AUDITORS	22
FINANCIAL STATEMENTS	F-1
1

THE INSURANCE COMPANY

The Travelers Life and Annuity Company (the “Company”) is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states (except New York) and the District of Columbia and Puerto Rico. The Company’s Home Office is located at One Cityplace Hartford, Connecticut 06103-3415 and its telephone number is (860) 308-1000.

The Company is a wholly owned subsidiary of The Travelers Insurance Company, an indirect, wholly owned subsidiary of Citigroup Inc. (“Citigroup”), a diversified holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. Citigroup’s activities are conducted through the Global Consumer, Global Corporate and Investment Bank, Global Investment Management and Private Banking, and Investment Activities segments.

State Regulation. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the “Commissioner”). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company’s books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

The Separate Account. The Travelers Separate Account Ten for Variable Annuities (“Separate Account Ten”) meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the 1940 Act. Additionally, the operations of Separate Account Ten are subject to the provisions of Section 38a-433 of the Connecticut General Statutes, which authorizes the Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of Separate Account Ten, and the Commissioner has adopted no regulations under the Section that affect Separate Account Ten.

PRINCIPAL UNDERWRITER

Travelers Distribution LLC (“TDLLC”) serves as principal underwriter for Separate Account Ten and the Contracts. The offering is continuous. TDLLC’s principal executive offices are located at One Cityplace, Hartford, Connecticut. TDLLC is affiliated with the Company and Separate Account Ten.

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

Under the terms of the Distribution and Principal Underwriting Agreement among Separate Account Ten, TDLLC and the Company, TDLLC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses TDLLC for certain sales and overhead expenses connected with sales functions.

VALUATION OF ASSETS

Funding Options: The value of the assets of each Funding Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

2

Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by “marking to market” (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) “Marking to market” takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

The Contract Value: The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one valuation period to the next. The net investment factor for a Funding Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Funding Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of a Funding Option is equal to (a) minus (b), divided by (c) where:

                 (a) = investment income plus capital gains and losses (whether realized or unrealized);

                 (b) = any deduction for applicable taxes (presently zero); and

                 (c) = the value of the assets of the funding option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. A Funding Option’s investment income includes any distribution whose ex-dividend date occurs during the valuation period.

Accumulation Unit Value. The value of the accumulation unit for each Funding Option was initially established at $1.00. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Funding Option and takes into account the investment performance, expenses and the deduction of certain expenses.

Annuity Unit Value. The initial Annuity Unit Value applicable to each Funding Option was established at $1.00. An Annuity Unit Value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is 1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

PERFORMANCE INFORMATION

From time to time, the Company may advertise several types of historical performance for the Funding Options of Separate Account Ten. The Company may advertise the “standardized average annual total returns” of the Funding Options available through Separate Account Ten, calculated in a manner prescribed by the Securities and Exchange Commission, as well as the “nonstandardized total returns,” as described below:

STANDARDIZED METHOD. Quotations of average annual total returns are computed according to a formula in which a hypothetical initial investment of $1,000 is allocated to the Funding Option, and then related to ending redeemable values over one-, five- and ten-year periods, or for a period covering the time during which the Funding Option has been in existence, if less. If a Funding Option has been in existence for less than one year, the “since inception” total return performance quotations are year-to-date and are not average annual total returns. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the annual contract administrative charge is converted to a percentage of assets based on the actual fee collected (or anticipated to be collected, if a new product), divided by the average net assets per contract sold (or anticipated to be sold) under the Prospectus to which this SAI relates. Each quotation assumes a total redemption at the end of each period with any applicable withdrawal charge deducted at that time.

3

NONSTANDARDIZED METHOD. Nonstandardized “total returns” will be calculated in a similar manner based on the performance of the Funding Options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of any applicable withdrawal charges or the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. The withdrawal charge is not reflected because the Contract is designed for long-term investment.

For Funding Options that were in existence before they became available under Separate Account Ten, the nonstandardized average annual total return quotations will reflect the investment performance that such Funding Options would have achieved (reduced by the applicable charges) had they been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

Average annual total returns for each of the Funding Options computed according to the standardized and nonstandardized methods for the period ending December 31, 2002 are set forth in the following tables.

4

Portfolio Architect L
Standardized Performance as of 12/31/02

	1 Year		5 Year	10 Year (or inception

AIM Capital Appreciation Portfolio	-33.95%	—	-26.37%	5/1/01
AIM V.I. Premier Equity Fund+	-37.27%	—	-28.66%	5/1/01
Alliance Growth Portfolio	-34.66%	—	-21.41%	11/4/99
AllianceBernstein Premier Growth Portfolio - Class B	-36.00%	—	-22.06%	11/3/99
American Funds Global Growth Fund-Class 2*	64.00%	—	77.94%	11/4/99
American Funds Growth Fund-Class 2*	164.00%	—	177.94%	11/5/99
American Funds Growth-Income Fund-Class 2*	264.00%	—	277.94%	11/6/99
Capital Appreciation Fund (Janus)	-32.49%	—	-31.71%	5/1/00
Credit Suisse Emerging Markets Portfolio+	-34.46%	—	-23.69%	5/1/00
Delaware VIP REIT Series	-13.45%	—	5.27%	5/1/00
Dreyfus VIF Appreciation Portfolio	-31.55%	—	-16.58%	5/1/00
Dreyfus VIF Developing Leaders Portfolio	-34.97%	—	-14.47%	5/1/00
Equity Income Portfolio (Fidelity)	-30.21%	—	-9.28%	11/4/99
Equity Index Portfolio - Class II	-33.93%	—	-17.72%	11/11/99
Federated Stock Portfolio	-33.68%	—	-12.32%	5/1/00
Fidelity VIP Dynamic Capital Appreciation Portfolio - Service Class 2	-26.57%	—	-20.84%	5/1/01
Fidelity VIP Contrafund® Portfolio - Service Class 2	-23.84%	—	-10.98%	11/3/99
Fidelity VIP Mid Cap Portfolio - Service Class 2	-27.68%	—	-13.45%	5/1/01
Franklin Mutual Shares Securities Fund - Class 2	-1.85%	—	-26.55%	5/1/02
Janus Aspen Global Life Sciences Portfolio - Service Shares	-32.84%	—	-17.65%	5/1/00
Janus Aspen Global Technology Portfolio - Service Shares	-45.94%	—	-42.74%	5/1/00

Portfolio Architect L
Standardized Performance as of 12/31/02

	1 Year		5 Year	10 Year (or inception

MFS Research Portfolio	-36.66%	—	-19.06%	11/4/99
Pioneer Fund Portfolio*	63.34%	—	80.94%	11/5/99
Putnam VT Discovery Growth Fund - Class IB Shares+	-3.37%	—	-1.30%	5/1/00
Putnam VT International Equity Fund - Class IB Shares	-37.85%	—	-32.25%	5/1/01
Putnam VT Small Cap Value Fund - Class IB Shares	-34.66%	—	-26.50%	5/1/01
Salomon Brothers Variable All Cap Fund	-37.28%	—	-15.04%	5/1/01
Salomon Brothers Variable Emerging Growth Fund	-36.86%	—	-8.77%	11/16/99
Salomon Brothers Variable Growth and Income Fund	-1.85%	—	-31.36%	5/1/02
Salomon Brothers Variable Investors Fund - Class I	-1.85%	—	-31.02%	5/1/02
Salomon Brothers Variable Large Cap Growth Fund	-35.74%	—	-11.16%	11/29/99
Salomon Brothers Variable Small Cap Growth Fund - Class I	-1.85%	—	-28.40%	5/1/02
Templeton Developing Markets Securities Fund-Class 2*	-45.88%	—	-11.29%	11/3/99
Templeton Growth Securities Fund - Class 2	54.12%	—	88.71%	11/4/99
Travelers Disciplined Mid Cap Stock Portfolio	-1.85%	—	-35.87%	5/1/02
Van Kampen LIT Comstock Portfolio Class II Shares	-31.58%	—	-11.71%	5/1/00
Van Kampen LIT Enterprise Portfolio Class II Shares	-34.32%	—	-22.77%	5/1/01
Federated High Yield Portfolio	-36.41%	—	-27.39%	5/1/01
PIMCO Real Return Portfolio - Adm Class*	-5.80%	—	-4.47%	5/1/00
PIMCO Total Return Portfolio	94.20%	—	95.53%	5/2/00
Putnam Diversified Income Portfolio+	-1.28%	—	1.66%	5/1/01
Travelers Convertible Securities Portfolio	-12.93%	—	-6.43%	5/1/00

Portfolio Architect L
Standardized Performance as of 12/31/02 (cont’d)

	1 Year	5 Year	10 Year (or inception)

Janus Aspen Worldwide Growth Portfolio - Service Shares	-39.49%	—	-30.43%	5/1/00
Large Cap Portfolio (Fidelity)	-34.11%	—	-19.09%	11/4/99
Lazard International Stock Portfolio	-29.36%	—	-22.75%	5/1/00
Lazard Retirement Small Cap Portfolio*	70.64%	—	77.25%	5/2/00
Lord Abbett Growth & Income Portfolio*	170.64%	—	177.25%	5/3/00
Lord Abbett Mid Cap Value Portfolio*	270.64%	—	277.25%	5/4/00
MFS Emerging Growth Portfolio	-39.18%	—	-24.39%	11/3/99
MFS Mid Cap Growth Portfolio	-51.50%	—	-32.77%	5/1/00
Lazard Retirement Small Cap Portfolio	—%	—	—%	5/1/03
Travelers Quality Bond Portfolio	-1.03%	—	1.73%	5/1/00
Janus Aspen Balanced Portfolio - Service Shares	-18.74%	—	-10.77%	5/1/00
MFS Total Return Portfolio	-20.42%	—	-3.29%	11/3/99
Travelers Money Market Portfolio	-10.06%	—	-2.73%	5/1/00
Lord Abbett Growth & Income Portfolio	—%	—	—%	5/1/03
Lord Abbett Mid-Cap Value Portfolio	—%	—	—%	5/1/03
PIMCO Real Return Portfolio - Adm Class	—%	—	—%	5/1/03
Pioneer Fund Portfolio	—%	—	—%	5/1/03

The inception date used to calculate standardized performance is based on the date that the investment option became active in the product.

*These funds offer multiple classes of shares. The performance above may reflect the fees and performance of another class of the same fund for period before the current class existed. If the current class’s 12b-1 fee and other expenses were higher, the performance shown would be lower. They may not be available in every jurisdiction.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Portfolio Architect L
Nonstandardized Performance as of 12/31/02

		YTD	Cumulative Total Return

	Inception Date	12/31/2002	1 YR	3 YRS	5 YRS	10 YRS	Fund Inception

AllianceBernstein Premier Growth Portfolio - Class B	6/26/1992	-34.09	-34.09	-55.71	—	—	-49.48
American Funds Global Growth Fund - Class 2 Shares	4/30/97	-17.89	-17.89	-43.84	26.52	—	37.35
American Funds Growth - Income Fund - Class 2 Shares	2/28/1985	-21.59	-21.59	-12.85	15.46	—	38.89
American Funds Growth Fund - Class 2 Shares	5/16/1983	-27.70	-27.70	-38.65	34.16	—	70.79
Capital Appreciation Fund (Janus)	5/6/1998	-28.34	-28.34	-60.00	4.00	156.00	308.64
Delaware VIP REIT Series	4/5/1993	1.27	1.27	46.09	—	—	29.10
Dreyfus VIF Appreciation Portfolio	8/31/1990	-19.96	-19.96	-28.21	5.66	—	153.86
Dreyfus VIF Developing Leaders Portfolio	2/8/84	-22.37	-22.37	-17.22	-0.95	223.42	1380.54
Templeton Developing Markets Securities Fund - Class 2	2/16/96	-3.40	-3.40	-40.87	-27.70	—	-52.47
Templeton Growth Securities Fund - Class 2	3/15/94	-21.57	-21.57	-20.97	5.28	—	68.77
Franklin Mutual Shares Securities Fund - Class 2 Shares	11/8/1996	-14.81	-14.81	4.57	19.14	—	45.89
Equity Index Portfolio - Class II	11/30/1991	-25.42	-25.42	-41.08	-6.71	127.34	158.13
Salomon Brothers Variable Emerging Growth Fund - Class I	12/3/1993	-35.90	-35.90	-20.59	130.24	-3.25	355.47
Salomon Brothers Variable Growth & Income Fund - Class I	10/16/1991	-26.60	-26.60	-33.67	-17.97	69.98	—
Janus Aspen Series Balanced Portfolio - Service Shares	9/13/1993	-9.69	-9.69	-16.09	45.12	-3.25	—
Janus Aspen Series Global Life Sciences Portfolio - Service Shares	1/18/2000	-32.80	-32.80	—	—	—	-48.65
Janus Aspen Series Global Technology Portfolio - Service Shares	1/18/2000	-44.18	-44.18	—	—	—	-78.85
Janus Aspen SeriesWorldwide Growth Portfolio - Service Shares	9/13/1993	-28.96	-28.96	-54.95	—	—	-54.95
Lazard Retirement Small Cap Portfolio	11/3/97	-20.93	-20.93	14.95	16.99	—	15.26

Portfolio Architect L
Nonstandardized Performance as of 12/31/02 (cont’d)

		YTD	Cumulative Total Return

	Inception Date	12/31/2002	1 YR	3 YRS	5 YRS	10 YRS	Fund Inception

Lord Abbett Growth & Income Portfolio	12/11/1989	-21.28	-21.28	-14.72	13.41	162.72	298.54
Lord Abbett Mid-Cap Value Portfolio	9/15/1999	-13.03	-13.03	45.35	—	—	43.38
Travelers Money Market Portfolio	12/31/1987	-1.87	-1.87	8.51	19.79	43.79	58.82
PIMCO Real Return Portfolio - Adm Class	9/30/1999	14.51	14.51	44.05	—	—	43.95
PIMCO Total Return Portfolio	12/31/1997	5.82	5.82	27.02	37.41	-3.25	37.41
Putnam VT International Equity Fund - Class IB Shares	1/2/1997	-20.92	-20.92	-44.14	—	—	-9.43
Putnam VT Small Cap Value Fund - Class IB Shares	4/30/1999	-21.52	-21.52	17.00	—	—	21.05
Salomon Brothers Variable All Cap Fund - Class I	2/17/1998	-28.31	-28.31	-12.95	—	—	26.96
Salomon Brothers Variable Investors Fund - Class I	2/17/1998	-26.30	-26.30	-18.25	—	—	1.66
Salomon Brothers Variable Large Cap Growth Fund - Class I	5/1/2002	—	—	—	—	—	-22.45
Salomon Brothers Variable Small Cap Growth Fund - Class I	11/1/1999	-37.96	-37.96	-32.56	—	—	-17.29
AIM Capital Appreciation Portfolio	10/10/1995	-27.12	-27.12	-51.25	-16.12	—	4.75
Alliance Growth Portfolio	6/20/1994	-36.82	-36.82	-56.21	-23.02	—	84.99
MFS Total Return Portfolio	6/20/1994	-8.51	-8.51	7.27	23.35	—	113.01
Travelers Convertible Securities Portfolio	5/1/1998	-10.24	-10.24	0.54	—	—	21.01
Travelers Disciplined Mid Cap Stock Portfolio	4/1/1997	-17.57	-17.57	-7.36	23.86	—	67.55
Equity Income Portfolio (Fidelity)	8/30/1996	-17.19	-17.19	-15.54	0.16	—	49.27
Federated High Yield Portfolio	8/30/96	0.47	0.47	-6.14	1.62	—	27.03
Federated Stock Portfolio	8/30/1996	-22.57	-22.57	-18.13	2.40	—	55.42
Large Cap Portfolio (Fidelity)	8/30/1996	-26.04	-26.04	-48.66	-7.54	—	30.57
Lazard International Stock Portfolio	8/1/1996	-16.21	-16.21	-46.35	-25.29	—	-12.07
MFS Emerging Growth Portfolio	8/30/1996	-37.49	-37.49	-69.73	-23.67	—	-1.05
MFS Mid Cap Growth Portfolio	3/23/1998	-52.08	-52.08	-60.53	-3.25	—	-32.78
MFS Research Portfolio	3/23/1998	-28.79	-28.79	-48.73	-3.25	—	-31.93
Pioneer Fund Portfolio	2/4/94	-33.46	-33.46	-36.47	-24.48	—	36.25
Travelers Quality Bond Portfolio	8/30/1996	2.56	2.56	18.00	29.73	—	44.28
Van Kampen LIT Comstock Portfolio - Class II Shares	5/1/1999	-22.50	-22.50	-1.02	—	—	-6.68
Van Kampen LIT Enterprise Portfolio - Class II Shares	4/7/1986	-32.58	-32.58	-55.24	-27.73	74.35	199.98
Fidelity VIP Contrafund® Portfolio - Service Class 2	1/3/1995	-12.60	-12.60	-28.97	16.72	—	148.99
Fidelity VIP Dynamic Capital Appreciation Portfolio - Service Class 2	9/26/2000	-10.80	-10.80	—	—	—	-46.88
Fidelity VIP Mid Cap Portfolio - Service Class 2	12/29/1998	-13.07	-13.07	13.46	—	—	76.08

Portfolio Architect L
Nonstandardized Performance as of 12/31/02 (cont’d)

	Annual Total Returns		Cumulative Total Returns

	3 YRS	5 YRS	10 YRS	Fund Inception	2001	2000	1999

AIM Capital Appreciation Portfolio	-22.84	-5.97	—	-2.18	-27.01	-13.65	39.71
Alliance Growth Portfolio	-25.48	-7.56	—	4.44	-16.60	-21.52	28.88
AllianceBernstein Premier Growth Portfolio - Class B	-25.20	—	—	-19.66	-20.65	-20.03	—
American Funds Global Growth Fund - Class 2 Shares	-19.19	2.10	—	2.95	-17.47	-22.12	66.42
American Funds Growth Fund - Class 2 Shares	-16.80	3.31	—	7.02	-21.40	1.23	54.02
American Funds Growth-Income Fund - Class 2 Shares	-6.56	0.24	—	3.15	-0.69	4.70	7.95
Capital Appreciation Fund (Janus)	-27.63	-1.84	6.74	9.27	-29.34	-25.14	50.17
Delaware VIP REIT Series	11.05	—	—	2.95	5.54	28.08	-5.86
Dreyfus VIF Appreciation Portfolio	-12.38	-1.53	—	6.94	-12.56	-3.90	8.21
Dreyfus VIF Developing Leaders Portfolio	-8.14	-2.79	9.32	21.19	-9.37	10.06	19.90
Equity Income Portfolio (Fidelity)	-7.53	-2.58	—	3.64	-9.86	5.88	1.67
Equity Index Portfolio - Class II	-17.90	-3.95	5.46	5.70	-15.37	-12.35	17.49
Federated High Yield Portfolio	-4.22	-2.30	—	1.01	-1.31	-11.40	-0.13
Federated Stock Portfolio	-8.48	-2.15	—	4.31	-1.58	0.52	2.08
Fidelity VIP Contrafund® Portfolio - Service Class 2	-12.68	0.46	—	9.02	-15.53	-9.83	21.00
Fidelity VIP Dynamic Capital Appreciation Portfolio - Service Class 2	-—	—	—	-25.62	-31.85	—	—
Fidelity VIP Mid Cap Portfolio - Service Class 2	2.03	—	—	12.44	-6.51	30.53	45.79
Franklin Mutual Shares Securities Fund - Class 2 Shares	-0.71	0.87	—	3.48	4.06	10.37	10.15
Janus Aspen Series Balanced Portfolio - Service Shares	-7.73	4.96	-3.25	8.63	-7.91	-5.52	23.51
Janus Aspen Series Global Life Sciences Portfolio - Service Shares	-3.25	—	—	-21.79	-20.01	—	—
Janus Aspen Series Global Technology Portfolio - Service Shares	-3.25	—	—	-41.24	-40.56	—	—
Janus Aspen Series Worldwide Growth Portfolio - Service Shares	-24.79	—	—	-24.79	-25.87	-19.24	—
Large Cap Portfolio (Fidelity)	-21.52	-4.12	—	1.45	-20.58	-17.73	25.99
Lazard International Stock Portfolio	-20.39	-8.11	—	-4.68	-29.44	-14.69	18.45
Lazard Retirement Small Cap Portfolio	2.48	0.51	—	0.10	15.38	17.78	1.88
Lord Abbett Growth & Income Portfolio	-7.23	-0.12	7.03	7.99	-9.97	12.53	13.49
Lord Abbett Mid-Cap Value Portfolio	10.86	—	—	9.08	4.80	49.19	—
MFS Emerging Growth Portfolio	-33.78	-7.71	—	-2.91	-39.43	-23.38	73.51

Portfolio Architect L
Nonstandardized Performance as of 12/31/02 (cont’d)

	Annual Total Returns				Cumulative Total Returns

	3 YRS	5 yrs	10 YRS	Fund Inception	2001	2000	1999

MFS Mid Cap Growth Portfolio	-27.94	—	—	-10.32	-26.92	6.11	60.90
MFS Research Portfolio	-21.56	—	—	-10.09	-25.70	-8.83	20.42
MFS Total Return Portfolio	0.14	—	—	6.20	-3.25	13.40	-0.68
PIMCO Real Return Portfolio - Adm Class	10.53	—	—	9.38	6.41	10.82	-3.25
PIMCO Total Return Portfolio	5.97	—	—	3.81	5.15	6.93	-3.84
Pioneer Fund Portfolio	-15.84	—	—	0.56	-26.25	21.01	-3.44
Putnam VT International Equity Fund - Class IB Shares	-19.33	—	—	-4.61	-23.86	-12.82	56.78
Putnam VT Small Cap Value Fund - Class IB Shares	3.09	—	—	2.86	14.88	21.30	—
Salomon Brothers Variable All Cap Fund - Class I	-6.59	—	—	2.32	-1.34	14.99	18.83
Salomon Brothers Variable Emerging Growth Fund - Class I	-9.40	—	—	15.03	-8.57	26.36	102.93
Salomon Brothers Variable Growth & Income Fund - Class I	-14.64	2.40	2.40	2.66	-16.39	1.27	7.09
Salomon Brothers Variable Investors Fund - Class I	-8.52	—	—	-2.26	-7.40	11.99	8.40
Salomon Brothers Variable Large Cap Growth Fund - Class I	-3.25	—	—	-30.62	—	—	—
Salomon Brothers Variable Small Cap Growth Fund - Class I	-14.17	—	—	-7.95	-10.47	13.45	—
Templeton Developing Markets Securities Fund - Class 2	-17.81	—	—	-14.53	-11.33	-35.29	50.02
Templeton Growth Securities Fund - Class 2	-9.54	—	—	3.12	-4.23	-1.51	17.79
Travelers Convertible Securities Portfolio	-2.00	—	—	1.52	-4.07	9.26	15.31
Travelers Disciplined Mid Cap Stock Portfolio	-4.64	—	—	6.51	-7.27	13.36	10.14
Travelers Money Market Portfolio	0.53	0.68	0.68	0.89	0.61	2.89	1.56
Travelers Quality Bond Portfolio	3.38	—	—	3.08	3.88	3.72	-2.16
Van Kampen LIT Comstock Portfolio - Class II Shares	-2.51	—	—	-4.20	-5.71	26.54	-3.25
Van Kampen LIT Enterprise Portfolio - Class II Shares	-24.95	2.66	2.66	3.66	-23.67	-17.89	22.60

The inception date used to calculate standardized performance is based on the date that the investment option became active in the product.

*These funds offer multiple classes of shares. The performance above may reflect the fees and performance of another class of the same fund for period before the current class existed. If the current class’s 12b-1 fee and other expenses were higher, the performance shown would be lower. They may not be available in every jurisdiction.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Vintage L
Standardized Performance as of 12/31/02

STOCK ACCOUNTS	1 Year	5 Years	10 Years (or inception)

AIM Capital Appreciation Portfolio	-32.10%	—	-27.79%	5/1/01
AIM V.I. Premier Equity Fund	-37.88%	—	-30.52%	5/1/02
Alliance Growth Portfolio	-40.88%	—	-22.58%	11/9/99
Alliance Growth & Income Portfolio - Class B*	—	—	-28.62%	5/1/02
Alliance Premier Growth Portfolio - Class B*	-38.41%	—	-22.34%	11/3/99
American Funds Global Growth Fund-Class 2*	-23.73%	—	-14.82%	11/17/99
American Funds Growth Fund- Class 2*	-32.62%	—	-13.42%	11/8/99
American Funds Growth-Income Fund-Class 2*	-27.09%	—	-7.06%	11/3/99
Equity Income Portfolio (Fidelity)	-23.10%	—	-8.78%	11/18/99
Equity Index Portfolio - Class II	-30.74%	—	-17.20%	11/8/99
Fidelity VIP Contrafund® Portfolio- Service Class*	-19.02%	—	-10.22%	5/1/02
Fidelity VIP Mid Cap Portfolio - Service Class 2*	—	—	-17.38%	5/1/02
Franklin Mutual Shares Securities Fund - Class 2*	—	—	-23.41%	5/1/02
Franklin Small Cap Fund - Class 2*	-36.45%	—	-19.01%	11/9/99
Janus Aspen Aggressive Growth Portfolio - Service Shares*	-35.94%	—	-40.62%	5/1/00
Large Cap Portfolio (Fidelity)	-31.12%	—	-20.62%	11/26/99
MFS Emerging Growth Portfolio	-41.48%	—	-25.02%	11/3/99
MFS Research Portfolio	-33.24%	—	-20.57%	11/18/99
Multiple Discipline Portfolio - All Cap Growth and Value **	—	—	-2.93%	10/1/02
Multiple Discipline Portfolio - Global All Cap Growth and Value**	—	—	-1.64%	10/1/02
Multiple Discipline Portfolio - Large Cap Growth and Value **	—	—	-2.13%	10/1/02
Putnam VT International Growth Fund - Class IB Shares*	-26.48%	—	-24.63%	5/1/01
Putnam VT Small Cap Value Fund - Class IB Shares*	-27.03%	—	-13.26%	5/1/01
Putnam VT Voyager II Fund - Class IB Shares*	-37.26%	—	-33.99%	5/1/01
Salomon Brothers Variable Capital Fund	-33.17%	—	-7.39%	11/26/99
Salomon Brothers Variable Investors Fund	-31.35%	—	-9.63%	11/10/99
Salomon Brothers Variable Small Cap Growth Fund	-41.91%	—	-11.64%	11/24/99
Smith Barney Aggressive Growth Portfolio	-40.03%	—	-8.17%	11/3/99
Smith Barney Appreciation Portfolio	-26.35%	—	-10.94%	11/9/99
Smith Barney Fundamental Value Portfolio	-29.77%	—	-7.48%	12/6/99
Smith Barney International All Cap Growth Portfolio	-33.74%	—	-25.80%	11/18/99
Smith Barney Large Cap Core Portfolio	-34.01%	—	-27.54%	5/1/01
Smith Barney Large Cap Growth Portfolio	-32.91%	—	-16.68%	11/3/99
Smith Barney Large Cap Value Portfolio	-33.49%	—	-13.77%	11/16/99

	1 Year	5 Years	10 Years (or inception)

STOCK ACCOUNTS:
Smith Barney Mid Cap Core Portfolio	-27.78%	—	-5.01%	11/3/99
Smith Barney Premier Selection All Cap Growth Portfolio	-34.73%	—	-27.98%	5/1/01
Smith Barney Small Cap Growth Opportunities Portfolio	-33.70%	—	-24.82%	5/1/01
Templeton Foreign Securities Fund - Class 2*	-27.29%	—	-13.86%	11/3/99
Van Kampen LIT Emerging Growth Portfolio	-39.89%	—	-21.39%	11/9/99
Van Kampen Enterprise Portfolio	-37.07%	—	-22.09%	11/9/99
BOND ACCOUNTS:
PIMCO Total Return Portfolio	-1.69%	—	1.86%	5/1/01
Smith Barney Diversified Strategic Income Portfolio	-5.85%	—	-1.80%	11/8/99
Smith Barney High Income Portfolio	-13.42%	—	-9.40%	11/17/99
Travelers Managed Income Portfolio	-8.46%	—	0.14%	11/12/99
BALANCED ACCOUNTS:
MFS Total Return Portfolio	-15.25%	—	-1.24%	11/26/99
Multiple Discipline Portfolio - Balanced All Cap Growth and Value **	—	—	-5.22%	10/1/02
MONEY MARKET ACCOUNTS:
Smith Barney Money Market Portfolio	-9.33%	—	-1.52%	11/8/99

The inception date used to calculate standardized performance is based on the date that the investment option became active in the product.

*These funds offer multiple classes of shares. The performance above may reflect the fees and performance of another class of the same fund for period before the current class existed. If the current class’s 12b-1 fee and other expenses were higher, the performance shown would be lower. They may not be available in every jurisdiction.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Vintage L
Non-Standardized Performance as of 12/31/02

	Cumulative Returns					Average Annual Returns					Calendar Year Returns

Enhanced Death Benefit	YTD	1 YR	3YR	5YR	10YR	3YR	5YR	10YR	Inception		2001		2000		1999

AIM Capital Appreciation Portfolio	-26.53%	-26.53%	-52.33%	-22.95%	—	-22.32%	-5.83%	—	10/10/95	-2.14%	-26.44%		-1.34%		38.85%
AIM V.I. Premier Equity Fund	-32.78%	-32.78%	-5.28%	-20.82%	—	-22.30%	-5.32%	—	5/5/93	4.49%	-15.48%		-17.50%		26.09%
Alliance Growth Portfolio	-36.02%	-36.02%	-56. 94%	-29. 04%	—	-24.89%	-7. 37%	—	6/20/94	4.50%	-16.25%		-21.00%		28.38%
Alliance Growth & Income Portfolio - Class B*	-24.96%	-24. 96%	-18. 22%	—	—	-7. 10%	—	—	6/1/99	-5. 99%	-3. 04%		10.13%		—
Alliance Premier Growth Portfolio - Class B*	-3.35%	-3.35%	-6.50%	-1.73%	92.95%	-24. 64%	-4. 59%	5.84%	6/26/92	6.70%	-0.21%		-19. 58%		28.28%
American Funds Global Growth Fund-Class 2*	-17.50%	-17.50%	-45. 39%	15.22%	—	-18. 75%	2.05%	—	4/30/97	2.87%	-7.10%		-21. 63%		64.98%
American Funds Growth Fund-Class 2*	-27. 10%	-27. 10%	-40. 53%	22.05%	148.93%	-16. 42%	3.23%	8.59%	2/8/84	10.13%	-20. 94%		1.21%		52.84%
American Funds Growth-Income Fund-Class 2*	-2.11%	-2.12%	-16. 37%	5.33%	113.02%	-6. 41%	0.23%	6.90%	2/28/85	8.62%	-0. 68%		4.62%		7.78%
Equity Income Portfolio (Fidelity)	-16. 81%	-16.81%	-1.89%	-8. 33%	—	-7. 35%	-2. 51%	—	8/30/96	3.60%	-9. 65%		5.77%		1.64%
Equity Index Portfolio - Class II	-25. 07%	-25.07%	-43. 26%	-16. 00%	94.17%	-1.71%	-4. 20%	5.91%	11/30/91	6.68%	-15. 28%		-1.29%		16.02%
Fidelity VIP Contrafund® Portfolio-Service Class*	-12. 39%	-12.39%	-31. 68%	6.02%	—	-12. 49%	0.37%	—	1/31/95	9.07%	-15. 28%		-9. 73%		20.46%
Fidelity VIP Mid Cap Portfolio - Service Class 2*	-12. 98%	-12.98%	7.91%	—	—	1.88%	—	—	12/29/98	11.90%	-.663%		30.13%		44.70%
Franklin Mutual Shares Securities Fund - Class 2*	-14. 73%	-14.73%	-0. 92%	5.81%	—	-0. 97%	0.33%	—	11/8/96	2.95%	3.70%		9.79%		10.11%
Franklin Small Cap Fund - Class 2*	-31. 24%	-31.24%	-53. 78%	—	—	-23. 11%	—	—	5/1/98	-7. 45%	-8.110%		-19. 34%		69.57%
Janus Aspen Aggressive Growth Portfolio - Service Shares*	-30. 68%	-30.68%	-73. 27%	-20. 70%	—	-35. 76%	-5. 29%	—	9/13/93	3.86%	-41. 91%		-34. 26%		119.50%
Large Cap Portfolio (Fidelity)	-25. 48%	-25. 48%	-4.90%	-15. 27%	—	-21. 04%	-4. 03%	—	8/30/96	1.43%	-20. 14%		-17. 33%		25.51%
MFS Emerging Growth Portfolio	-3.668%	-3.68%	-9.63%	-29. 72%	—	-33. 03%	-7. 54%	—	8/30/96	-2. 84%	-38. 58%		-22. 86%		71.94%
MFS Research Portfolio	-2.777%	-2.77%	-49. 69%	—	—	-20. 93%	—	—	3/23/98	-9. 73%	-25. 15%		-8. 62%		19.99%
Multiple Discipline Portfolio - All Cap Growth and Value **	4.92%	—	—	—	—	—	—	—	10/1/02	4.92%	—		—		—
Multiple Discipline Portfolio - Global All Cap Growth and Value **	6.21%	—	—	—	—	—	—	—	10/1/02	6.21%	—		—		—
Multiple Discipline Portfolio - Large Cap Growth and Value **	5.71%	—	—	—	—	—	—	—	10/1/02	5.71%	—		—		—
Putnam VT International Growth Fund - Class IB Shares*	-20. 46%	-20. 46%	-45. 33%	0.05%	—	-18. 72%	-0. 79%	—	1/2/97	1.30%	-22. 83%		-12. 57%		55.62%
Putnam VT Small Cap Value Fund - Class IB Shares*	-21. 05%	-21. 05%	11.54%	—	—	3.01%	—	—	4/30/99	2.78%	14.56%		20.81%		—
Putnam VT Voyager II Fund - Class IB Shares*	-32. 11%	-32. 11%	—	—	—	—	—	—	9/28/00	-39. 06%	-32. 06%		—		—
Salomon Brothers Variable Capital Fund	-27. 69%	-27. 69%	-16. 47%	—	—	-6. 44%	—	—	2/17/98	2.25%	-1. 32%		14.68%		18.43%
Salomon Brothers Variable Investors Fund	-25. 72%	-25. 72%	-21. 43%	—	—	-8. 33%	—	—	2/17/98	-2. 76%	-7. 24%		11.74%		5.24%
Salomon Brothers Variable Small Cap Growth Fund	-37. 13%	-37. 13%	-34. 81%	—	—	-13. 84%	—	—	11/1/99	-7.73%	-10. 25%		13.21%		—
Smith Barney Aggressive Growth Portfolio	-35. 11%	-35. 11%	-31. 00%	—	—	-1.20%	—	—	11/1/99	-6. 22%	-7. 17%		12.22%		—
Smith Barney Appreciation Portfolio	-20. 32%	-20. 32%	-27. 17%	-5. 79%	75.37%	-10. 61%	-1. 98%	4.83%	10/16/91	4.95%	-7. 08%		-3. 57%		9.66%
Smith Barney Fundamental Value Portfolio	-24.02%	-24.02%	-16.93%	2.05%	—	-6.61%	-0.40%	—	12/3/93	6.39%	-8.34%		16.86%		18.38%
Smith Barney International All Cap Growth Portfolio	-28.31%	-28.31%	-64.52%	-38.64%	—	-29.52%	-10.01%	—	6/20/94	-4.38%	-33.6	8%	-26.45%		63.10%
Smith Barney Large Cap Core Portfolio	-28.60%	-28.60%	-44.85%	—	—	-18.49%	—	—	9/14/99	-12. 75%	-17.4	0%	-8.2	3%	—
Smith Barney Large Cap Growth Portfolio	-27.41%	-27.41%	-43.68%	—	—	-17.92%	—	—	5/1/98	-3.20%	-15.4	3%	-9.9	7%	26.99%
Smith Barney Large Cap Value Portfolio	-28.04%	-28.04%	-28.48%	-24.73%	—	-11.15%	-6.27%	—	6/20/94	3.08%	-11.1	8%	9.66%		-3.11%
14

	Cumulative Returns						Average Annual Returns					Calendar Year Returns

Enhanced Death Benefit	YTD	1 YR	3YR	5YR	10YR		3YR	5YR	10YR	Inception		2001		2000	1999

Smith Barney Mid Cap Core Portfolio	-21.87%	-21.87%	-20.64%	—	—		-8.02%	—	—	11/1/99	-3.06%	-12.9	6%	14.35%	—
Smith Barney Premier Selection All Cap Growth Portfolio	-29.38%	-29.38%	-31.65%	—	—		-12.48%	—	—	9/14/99	-6.73%	-17.0	4%	14.33%	—
Smith Barney Small Cap Growth Opportunities Portfolio	-28.27%	-28.27%	-37.44%	-20.48%	—		-15.01%	-5.24%	—	2/7/97	-3.05%	-19.0	5%	5.65%	33.61%
Templeton Foreign Securities Fund - Class 2*	-21.33%	-21.33%	-38.48%	-21.37%	66.96%		-15.48%	-5.45%	4.32%	5/1/92	3.22%	-18.8	3%	-5.49%	18.47%
Van Kampen LIT Emerging Growth Portfolio	-34.96%	-34.96%	-62.10%	3.64%	—		-27.98%	-0.09%	—	7/3/95	5.73%	-34.0	0%	-13.10%	98.96%
Van Kampen Enterprise Portfolio	-31.90%	-31.90%	-56.56%	-33.99%	—		-24.67%	-8.69%	—	6/21/94	2.66%	-23.9	8%	-17.51%	22.20%
BOND ACCOUNTS:
PIMCO Total Return Portfolio	5.69%	5.69%	21.44%	25.55%	—		5.97%	3.82%	—	12/31/97	3.82%	5.45%		6.80%	-3.7	4%
Smith Barney Diversified Strategic Income Portfolio	1.56%	1.56%	3.10%	6.74%	46.38%		0.35%	0.50%	2.95%	10/16/91	2.53%	-0.0	9%	-0.42%	-1.5	7%
Smith Barney High Income Portfolio	-6.35%	-6.35%	-20.84%	-21.95%	-0.2	0%	-8.10%	-5.59%	—	6/22/94	0.28%	-6.8	5%	-11.04%	-0.6	4%
Travelers Managed Income Portfolio	-1.03%	-1.03%	9.17%	10.76%	-0.2	0%	2.28%	1.25%	—	6/28/94	2.67%	3.41%		4.55%	-2.3	1%
BALANCED ACCOUNTS:
MFS Total Return Portfolio	-8.32%	-8.32%	2.45%	12.45%	—		0.14%	1.56%	—	6/20/94	6.15%	-3.1	8%	13.11%	-0.6	0%
Multiple Discipline Portfolio - Balanced All Cap Growth and Value **	2.63%	—	—	—	—		—	—	—	10/1/02	2.63%	—		—	—
MONEY MARKET ACCOUNTS:
Smith Barney Money Market Portfolio	-1.94%	-1.94%	3.26%	8.80%	—		0.40%	0.89%	—	6/20/94	1.23%	0.43%		2.76%	1.48%

Smith Barney Money Market Portfolio - 7 Day Yield	-1.04%	This yield quotation more closely reflects the current earnings of this fund.

The inception date is the date that the underlying fund commenced operations.

*These funds offer multiple classes of shares. The performance above may reflect the fees and performance of another class of the same fund for period before the current class existed. If the current class’s 12b-1 fee and other expenses were higher, the performance shown would be lower. They may not be available in every jurisdiction.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

15

Pioneer L
Standardized Performance as of 12/31/02

There will be no standardized performance for Pioneer as the inception dates are 5/1/03.

16

Pioneer L
Nonstandardized Performance as of 12/31/02

				Annualized				Cumulative

	Inception Date	Year to Date	1 YEAR	3 YEAR	5 YEAR	10 YEAR	3 YEAR	5 YEAR	10 YEAR

AIM V.I. Capital Appreciation Fund - Series II Shares	5/5/1993	-27.29%	-27.29%	-22.66%	-5.50%	3.91%	-52.66%	-20.46%	—
AIM V.I. Mid Cap Core Equity - Series II	9/10/2001	-14.27%	-14.27%	—	—	-6.86%	—	—	—
Franklin Rising Dividends Securities Fund - Class 2	1/27/1992	-4.78%	-4.78%	7.06%	1.97%	6.34%	7.06%	16.40%	108.50%
Franklin Small Cap Fund - Class 2	5/1/1998	-31.38%	-31.38%	-23.23%	—	-7.52%	-23.23%	—	—
Oppenheimer Capital Appreciation Fund/ VA - Service Shares	4/3/1985	-29.81%	-29.81%	-16.97%	-1.04%	6.69%	-41.30%	0.20%	115.40%
Oppenheimer Global Securities Fund/VA - Service Shares	11/12/1990	-25.18%	-25.18%	-13.49%	1.91%	8.22%	-33.54%	16.07%	148.26%
Pioneer America Income VCT Portfolio - Class II Shares	3/1/1995	6.62%	6.62%	5.81%	3.09%	2.62%	21.72%	22.93%	—
Pioneer Balanced VCT Portfolio - Class II Shares	3/1/1995	-13.52%	-13.52%	-5.99%	-4.54%	1.81%	-14.64%	-16.33%	—
Pioneer Emerging Markets VCT Portfolio - Class II Shares	10/30/1998	-4.63%	-4.63%	-18.38%	—	0.45%	-18.38%	—	—
Pioneer Equity Income VCT Portfolio - Class II Shares	3/1/1995	-18.98%	-18.98%	-6.88%	-1.93%	6.12%	-52.66%	-4.20%	—
Pioneer Europe VCT Portfolio - Class II Shares	10/30/1998	-21.93%	-21.93%	-23.27%	—	-11.78%	-53.78%	—	—
Pioneer Fund VCT Portfolio - Class II Shares	10/31/1997	-22.12%	-22.12%	-13.01%	-2.09%	-1.11%	-52.66%	-5.02%	—
Pioneer Growth Shares VCT Portfolio - Class II Shares	10/31/1997	-37.65%	-37.65%	-24.11%	-10.16%	-9.55%	-52.66%	-38.30%	—
Pioneer High Yield VCT Portfolio - Class II Shares	5/1/2000	-5.61%	-5.61%	—	—	2.57%	—	—	—
Pioneer International Value Portfolio - Class II Shares	3/1/1995	-16.51%	-16.51%	-23.02%	-11.07%	-5.91%	-53.33%	-41.40%	—
Pioneer Mid-Cap Value VCT Portfolio - Class II Shares	3/1/1995	-14.40%	-14.40%	0.60%	-0.56%	4.75%	4.61%	2.65%	—
Pioneer Real Estate Shares VCT Portfolio - Class II Shares	3/1/1995	-1.00%	-1.00%	9.37%	-1.39%	6.33%	34.43%	-1.55%	—
Pioneer Small Cap Value VCT Portfolio - Class II Shares	11/8/2001	-18.00%	-18.00%	—	—	-9.86%	—	—	—
Pioneer Small Company VCT Portfolio - Class II Shares	1/19/2001	-20.05%	-20.05%	—	—	-8.01%	—	—	—
Pioneer Strategic Income VCT Portfolio - Class II Shares	7/29/1999	7.02%	7.02%	3.71%	—	3.00%	14.62%	—	—
Pioneer Value VCT Portfolio - Class II Shares	5/1/2003	—	—	—	—	—	—	—	—
Salomon Brothers Variable Emerging Growth Fund - Class II	12/3/1993	-35.43%	-35.43%	-9.49%	14.60%	14.15%	-9.49%	108.34%	—
Salomon Brothers Variable Total Return Fund - Class II	2/17/1998	-10.23%	-10.23%	-3.60%	—	-2.32%	-7.94%	—	—
Templeton Foreign Securities Fund - Class 2	5/1/1992	-21.45%	-21.45%	-15.57%	-5.34%	4.38%	-38.27%	-19.78%	73.33%
Travelers Money Market Portfolio	12/31/1987	-1.88%	-1.88%	0.46%	0.95%	0.66%	4.20%	10.70%	20.71%

The inception date used to calculate standardized performance is based on the date that the investment option became active in the product.

*These funds offer multiple classes of shares. The performance above may reflect the fees and performance of another class of the same fund for period before the current class existed. If the current class’s 12b-1 fee and other expenses were higher, the performance shown would be lower. They may not be available in every jurisdiction.

17

An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

18

FEDERAL TAX CONSIDERATIONS

The following description of the federal income tax consequences under this Contract is general in nature and is therefore not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, a person contemplating purchase of an annuity contract and by a contract owner or beneficiary who may make elections under a contract should consult with a qualified tax or legal adviser.

Mandatory Distributions for Qualified Plans

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan or a Section 403(b) annuity attains age 70½ or retires. Minimum annual distributions under an IRA must begin by April 1st of the calendar year in which the contract owner attains 70½ regardless of when he or she retires. Distributions must also begin or be continued according to the minimum distribution rules under the Code following the death of the contract owner or the annuitant.

Nonqualified Annuity Contracts

Individuals may purchase tax-deferred annuities without any limits. The purchase payments receive no tax benefit, deduction or deferral, but taxes on the increases in the value of the contract are generally deferred until distribution. Generally, if an annuity contract is owned by other than an individual (or an entity such as a trust or other “look-through” entity which owns for an individual’s benefit), the owner will be taxed each year on the increase in the value of the contract. An exception applies for purchase payments made before March 1, 1986.

If two or more annuity contracts are purchased from the same insurer within the same calendar year, such annuity contract will be aggregated for federal income tax purposes. As a result, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law ..

In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Section 72(s) requires that (a) if an owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is dist ributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the successor-owner. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced. Special rules apply regarding distribution requirements when an annuity is owned by a trust or other entity for the benefit of one or more individuals.

19

Individual Retirement Annuities

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). The limit is $3,000 for calendar years 2002 – 2004, $4,000 for calendar years 2005-2007, and $5,000 for 2008, and will be indexed for inflation in years subsequent to 2008. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the ind ividual limits outlined above.

The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of up to $40,000 for each participant. The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.

SIMPLE Plan IRA Form

Effective January 1, 1997, employers may establish a savings incentive match plan for employees (“SIMPLE plan”) under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to the applicable limit for the taxable year. The applicable limit was increased under EGTRRA. The applicable limit was increased under EGTRRA to $7,000 for 2002, $8,000 for 2003, $9,000 in 2004, $10,000 in 2005 (which will be indexed for inflation for years after 2005. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution or a nonelective contribution based on the prescribed formulas for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of pa rticipation, shall be subject to a 25% early withdrawal tax.

Roth IRAs

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations (similar to the annual limits for the traditional IRA’s), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a “traditional” IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59½, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

Qualified Pension and Profit-Sharing Plans

Like most other contributions made under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant’s “investment in the contract” is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.

The annual limits that apply to the amounts that may be contributed to a defined contribution plan each year were increased by EGTRRA. The maximum total annual limit was increased from $35,000 to $40,000. The limit on employee salary reduction deferrals (commonly referred to as “401(k) contributions”) increase on a

20

graduated basis; $11,000 in 2002, $12,000 in 2003, $13,000 in 2004, $14,000 in 2005 and $15,000 in 2005. The $15,000 annual limit will be indexed for inflation after 2005.

Section 403(b) Plans

Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code. The annual limits under Code Section 403(b) for employee salary reduction deferrals are increased under the same rules applicable to 401(k) plans ($11,000 in 2002, $12,000 in 2003, etc.)

Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59½, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Federal Income Tax Withholding

The portion of a distribution, which is taxable income to the recipient, will be subject to federal income tax withholding as follows:

1.	Eligible Rollover Distribution from Section 403(b) Plans or Arrangements, from Qualified Pension and Profit-Sharing Plans, or from 457 Plans Sponsored by Governmental Entities

There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another qualified retirement plan (including a 457 plan sponsored by a governmental entity) but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

      (a)   a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

      (b)   a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

      (c)   a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70½ or as otherwise required by law, or

      (d)   the distribution is a hardship distribution.

A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and the 10% additional tax penalty on premature withdrawals may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2.   Other Non-Periodic Distributions (full or partial redemptions)

To the extent not subject to 20% mandatory withholding as described in 1. above, the portion of a non-periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable portion of the distribution will be withheld as federal income tax; provided that the recipient may elect any other percentage. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3.   Periodic Distributions (distributions payable over a period greater than one year)

The portion of a periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested.

21

This form of withholding applies to all annuity programs. As of January 1, 2003, a recipient receiving periodic payments (e.g., monthly or annual payments under an annuity option) which total $15,600 or less per year, will generally be exempt from periodic withholding.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. Recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are subject to different withholding rules and cannot elect out of withholding.

INDEPENDENT AUDITORS

KPMG LLP, One Financial Plaza, Hartford, CT 06103 has been selected as independent auditors to examine and report on the fund’s financial statements.

The financial statements and schedules of The Travelers Life and Annuity Company as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002, included herein, and the financial statements of The Travelers Separate Account Ten for Variable Annuities as of December 31, 2002, and for each of the years in the two-year period ended December 31, 2002, also included herein, have been included in reliance upon the reports of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports covering the December 31, 2002 and 2001, financial statements and schedules of The Travelers Life and Annuity Company refer to changes in the Company’s methods of accounting for goodwill and other intangible assets in 2002, and for derivative instruments and hedging activities and for securitized financial assets in 2001.

22

PORTFOLIO ARCHITECT L
VINTAGE L
PIONEER L

STATEMENT OF ADDITIONAL INFORMATION

THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES

Individual Variable Annuity Contract
issued by

The Travelers Life and Annuity Company
One Cityplace
Hartford, Connecticut 06103-3415

L-19987S-TLAC	August 2003

ANNUAL REPORT
DECEMBER 31, 2002

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                       FOR VARIABLE ANNUITIES

Travelers Life & Annuity [LOGO]
   A member of citigroup

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

                                 CAPITAL APPRECIATION      MONEY MARKET        AIM V.I. PREMIER         GROWTH & INCOME
                                         FUND                PORTFOLIO      EQUITY FUND - SERIES I    PORTFOLIO - CLASS B
                                 --------------------      ------------     ----------------------    -------------------
ASSETS:
  Investments at market value:        $  184,380            $  985,469            $1,007,133              $  551,904

  Receivables:
    Dividends ................                --                   341                    --                      --
                                      ----------            ----------            ----------              ----------

      Total Assets ...........           184,380               985,810             1,007,133                 551,904
                                      ----------            ----------            ----------              ----------

LIABILITIES:
  Payables:
    Insurance charges ........                34                   200                   172                      96
    Administrative fees ......                 3                    17                    17                       9
                                      ----------            ----------            ----------              ----------

      Total Liabilities ......                37                   217                   189                     105
                                      ----------            ----------            ----------              ----------

NET ASSETS:                           $  184,343            $  985,593            $1,006,944              $  551,799
                                      ==========            ==========            ==========              ==========

                        See Notes to Financial Statements
                                      -1-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                       PREMIER GROWTH      GLOBAL GROWTH FUND -                           GROWTH-INCOME FUND
                                     PORTFOLIO - CLASS B         CLASS 2         GROWTH FUND - CLASS 2        - CLASS 2
                                     -------------------   --------------------  ---------------------    ------------------
ASSETS:
  Investments at market value:          $ 5,997,456            $ 9,783,445            $19,275,405            $24,589,306

  Receivables:
    Dividends ................                   --                     --                     --                     --
                                        -----------            -----------            -----------            -----------

      Total Assets ...........            5,997,456              9,783,445             19,275,405             24,589,306
                                        -----------            -----------            -----------            -----------

LIABILITIES:
  Payables:
    Insurance charges ........                  843                  1,416                  2,847                  3,678
    Administrative fees ......                   98                    160                    315                    401
                                        -----------            -----------            -----------            -----------

      Total Liabilities ......                  941                  1,576                  3,162                  4,079
                                        -----------            -----------            -----------            -----------

NET ASSETS:                             $ 5,996,515            $ 9,781,869            $19,272,243            $24,585,227
                                        ===========            ===========            ===========            ===========

                        See Notes to Financial Statements
                                      -2-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                       CREDIT SUISSE
                                     EMERGING MARKETS        VIP REIT SERIES -    APPRECIATION PORTFOLIO   SMALL CAP PORTFOLIO -
                                        PORTFOLIO             STANDARD CLASS         - INITIAL SHARES        INITIAL SHARES
                                     ----------------        -----------------    ----------------------   ---------------------
ASSETS:
  Investments at market value:          $   43,281              $  403,333              $  108,863              $  346,136

  Receivables:
    Dividends ................                  --                      --                      --                      --
                                        ----------              ----------              ----------              ----------

      Total Assets ...........              43,281                 403,333                 108,863                 346,136
                                        ----------              ----------              ----------              ----------

LIABILITIES:
  Payables:
    Insurance charges ........                   8                      79                      20                      65
    Administrative fees ......                   1                       7                       2                       5
                                        ----------              ----------              ----------              ----------

      Total Liabilities ......                   9                      86                      22                      70
                                        ----------              ----------              ----------              ----------

NET ASSETS:                             $   43,272              $  403,247              $  108,841              $  346,066
                                        ==========              ==========              ==========              ==========

                                                             MUTUAL SHARES
                                      FRANKLIN SMALL CAP    SECURITIES FUND -
                                        FUND - CLASS 2           CLASS 2
                                      ------------------    -----------------
ASSETS:
  Investments at market value:           $3,772,841            $  822,293

  Receivables:
    Dividends ................                   --                    --
                                         ----------            ----------

      Total Assets ...........            3,772,841               822,293
                                         ----------            ----------

LIABILITIES:
  Payables:
    Insurance charges ........                  549                   144
    Administrative fees ......                   62                    13
                                         ----------            ----------

      Total Liabilities ......                  611                   157
                                         ----------            ----------

NET ASSETS:                              $3,772,230            $  822,136
                                         ==========            ==========

                        See Notes to Financial Statements
                                      -3-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                       TEMPLETON FOREIGN      TEMPLETON GROWTH
                                       SECURITIES FUND -      SECURITIES FUND -                            DIVERSIFIED STRATEGIC
                                            CLASS 2                CLASS 2         APPRECIATION PORTFOLIO    INCOME PORTFOLIO
                                       -----------------      -----------------    ----------------------  ---------------------
ASSETS:
  Investments at market value:            $ 3,935,517            $   117,327            $10,565,845             $ 6,350,669

  Receivables:
    Dividends ................                     --                     --                     --                      --
                                          -----------            -----------            -----------             -----------

      Total Assets ...........              3,935,517                117,327             10,565,845               6,350,669
                                          -----------            -----------            -----------             -----------

LIABILITIES:
  Payables:
    Insurance charges ........                    571                     22                  1,575                     906
    Administrative fees ......                     64                      2                    172                     104
                                          -----------            -----------            -----------             -----------

      Total Liabilities ......                    635                     24                  1,747                   1,010
                                          -----------            -----------            -----------             -----------

NET ASSETS:                               $ 3,934,882            $   117,303            $10,564,098             $ 6,349,659
                                          ===========            ===========            ===========             ===========

                        See Notes to Financial Statements
                                      -4-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                    EQUITY INDEX PORTFOLIO    FUNDAMENTAL VALUE          EMERGING               GROWTH &
                                       - CLASS II SHARES          PORTFOLIO        GROWTH FUND - CLASS I  INCOME FUND - CLASS I
                                    ----------------------    -----------------    ---------------------  ---------------------
ASSETS:
  Investments at market value:            $ 4,245,078            $17,255,065            $     2,009            $    12,921

  Receivables:
    Dividends ................                     --                     --                     --                     --
                                          -----------            -----------            -----------            -----------

      Total Assets ...........              4,245,078             17,255,065                  2,009                 12,921
                                          -----------            -----------            -----------            -----------

LIABILITIES:
  Payables:
    Insurance charges ........                    611                  2,592                      1                      2
    Administrative fees ......                     69                    281                     --                     --
                                          -----------            -----------            -----------            -----------

      Total Liabilities ......                    680                  2,873                      1                      2
                                          -----------            -----------            -----------            -----------

NET ASSETS:                               $ 4,244,398            $17,252,192            $     2,008            $    12,919
                                          ===========            ===========            ===========            ===========

                                     AGGRESSIVE GROWTH
                                    PORTFOLIO - SERVICE    BALANCED PORTFOLIO -
                                           SHARES             SERVICE SHARES
                                    -------------------    --------------------
ASSETS:
  Investments at market value:          $ 1,756,084            $   180,115

  Receivables:
    Dividends ................                   --                     --
                                        -----------            -----------

      Total Assets ...........            1,756,084                180,115
                                        -----------            -----------

LIABILITIES:
  Payables:
    Insurance charges ........                  243                     34
    Administrative fees ......                   29                      3
                                        -----------            -----------

      Total Liabilities ......                  272                     37
                                        -----------            -----------

NET ASSETS:                             $ 1,755,812            $   180,078
                                        ===========            ===========

                        See Notes to Financial Statements
                                      -5-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                      GLOBAL LIFE SCIENCES    GLOBAL TECHNOLOGY       WORLDWIDE GROWTH
                                      PORTFOLIO - SERVICE    PORTFOLIO - SERVICE    PORTFOLIO - SERVICE    TOTAL RETURN PORTFOLIO
                                             SHARES                 SHARES                 SHARES          - ADMINISTRATIVE CLASS
                                      --------------------   -------------------    -------------------    ----------------------
ASSETS:
  Investments at market value:            $     1,718            $     6,233            $    88,248              $25,551,592

  Receivables:
    Dividends ................                     --                     --                     --                       --
                                          -----------            -----------            -----------              -----------

      Total Assets ...........                  1,718                  6,233                 88,248               25,551,592
                                          -----------            -----------            -----------              -----------

LIABILITIES:
  Payables:
    Insurance charges ........                     --                      1                     17                    4,262
    Administrative fees ......                     --                     --                      2                      415
                                          -----------            -----------            -----------              -----------

      Total Liabilities ......                     --                      1                     19                    4,677
                                          -----------            -----------            -----------              -----------

NET ASSETS:                               $     1,718            $     6,232            $    88,229              $25,546,915
                                          ===========            ===========            ===========              ===========

                        See Notes to Financial Statements
                                      -6-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                          PUTNAM VT
                                     INTERNATIONAL GROWTH   PUTNAM VT SMALL CAP    PUTNAM VT VOYAGER
                                        FUND - CLASS IB    VALUE FUND - CLASS IB   II FUND - CLASS IB
                                            SHARES                SHARES                SHARES         CAPITAL FUND - CLASS I
                                     --------------------  ---------------------   ------------------  ----------------------
ASSETS:
  Investments at market value:            $  778,733            $1,806,007            $  247,938            $7,454,534

  Receivables:
    Dividends ................                    --                    --                    --                    --
                                          ----------            ----------            ----------            ----------

      Total Assets ...........               778,733             1,806,007               247,938             7,454,534
                                          ----------            ----------            ----------            ----------

LIABILITIES:
  Payables:
    Insurance charges ........                   134                   299                    43                 1,135
    Administrative fees ......                    13                    29                     4                   121
                                          ----------            ----------            ----------            ----------

      Total Liabilities ......                   147                   328                    47                 1,256
                                          ----------            ----------            ----------            ----------

NET ASSETS:                               $  778,586            $1,805,679            $  247,891            $7,453,278
                                          ==========            ==========            ==========            ==========

                                     INVESTORS FUND -      LARGE CAP GROWTH
                                         CLASS I            FUND - CLASS I
                                     ----------------      ----------------
ASSETS:
  Investments at market value:          $4,029,467            $   15,413

  Receivables:
    Dividends ................                  --                    --
                                        ----------            ----------

      Total Assets ...........           4,029,467                15,413
                                        ----------            ----------

LIABILITIES:
  Payables:
    Insurance charges ........                 614                     3
    Administrative fees ......                  66                    --
                                        ----------            ----------

      Total Liabilities ......                 680                     3
                                        ----------            ----------

NET ASSETS:                             $4,028,787            $   15,410
                                        ==========            ==========

                        See Notes to Financial Statements
                                      -7-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                                                                 SMITH BARNEY PREMIER  MULTIPLE DISCIPLINE
                                       SMALL CAP GROWTH     SMITH BARNEY LARGE    SELECTIONS ALL CAP   PORTFOLIO - ALL CAP
                                        FUND - CLASS I      CAP CORE PORTFOLIO     GROWTH PORTFOLIO      GROWTH AND VALUE
                                       ----------------     ------------------   --------------------  -------------------
ASSETS:
  Investments at market value:            $1,330,602            $  265,474            $1,005,340            $1,371,708

  Receivables:
    Dividends ................                    --                    --                    --                    --
                                          ----------            ----------            ----------            ----------

      Total Assets ...........             1,330,602               265,474             1,005,340             1,371,708
                                          ----------            ----------            ----------            ----------

LIABILITIES:
  Payables:
    Insurance charges ........                   208                    41                   166                   248
    Administrative fees ......                    22                     5                    17                    23
                                          ----------            ----------            ----------            ----------

      Total Liabilities ......                   230                    46                   183                   271
                                          ----------            ----------            ----------            ----------

NET ASSETS:                               $1,330,372            $  265,428            $1,005,157            $1,371,437
                                          ==========            ==========            ==========            ==========

                        See Notes to Financial Statements
                                      -8-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                     MULTIPLE DISCIPLINE     MULTIPLE DISCIPLINE
                                     PORTFOLIO - BALANCED  PORTFOLIO - GLOBAL ALL   MULTIPLE DISCIPLINE
                                      ALL CAP GROWTH AND       CAP GROWTH AND      PORTFOLIO - LARGE CAP
                                            VALUE                   VALUE            GROWTH AND VALUE
                                     --------------------  ----------------------  ---------------------
ASSETS:
  Investments at market value:            $1,393,400             $  278,140             $  109,394

  Receivables:
    Dividends ................                    --                     --                     --
                                          ----------             ----------             ----------

      Total Assets ...........             1,393,400                278,140                109,394
                                          ----------             ----------             ----------

LIABILITIES:
  Payables:
    Insurance charges ........                   245                     53                     19
    Administrative fees ......                    22                      5                      2
                                          ----------             ----------             ----------

      Total Liabilities ......                   267                     58                     21
                                          ----------             ----------             ----------

NET ASSETS:                               $1,393,133             $  278,082             $  109,373
                                          ==========             ==========             ==========

                                      CONVERTIBLE SECURITIES  DISCIPLINED MID CAP     EQUITY INCOME
                                            PORTFOLIO           STOCK PORTFOLIO         PORTFOLIO
                                      ----------------------  -------------------     -------------
ASSETS:
  Investments at market value:              $  184,079            $   88,671            $4,123,419

  Receivables:
    Dividends ................                      --                    --                    --
                                            ----------            ----------            ----------

      Total Assets ...........                 184,079                88,671             4,123,419
                                            ----------            ----------            ----------

LIABILITIES:
  Payables:
    Insurance charges ........                      35                    17                   618
    Administrative fees ......                       3                     2                    67
                                            ----------            ----------            ----------

      Total Liabilities ......                      38                    19                   685
                                            ----------            ----------            ----------

NET ASSETS:                                 $  184,041            $   88,652            $4,122,734
                                            ==========            ==========            ==========

                        See Notes to Financial Statements
                                      -9-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                      FEDERATED HIGH YIELD    FEDERATED STOCK                           LAZARD INTERNATIONAL
                                          PORTFOLIO              PORTFOLIO        LARGE CAP PORTFOLIO     STOCK PORTFOLIO
                                      --------------------    ---------------     -------------------   --------------------
ASSETS:
  Investments at market value:            $  179,049            $   13,633            $2,664,222            $   38,855

  Receivables:
    Dividends ................                    --                    --                    --                    --
                                          ----------            ----------            ----------            ----------

      Total Assets ...........               179,049                13,633             2,664,222                38,855
                                          ----------            ----------            ----------            ----------

LIABILITIES:
  Payables:
    Insurance charges ........                    36                     2                   370                     7
    Administrative fees ......                     3                    --                    44                     1
                                          ----------            ----------            ----------            ----------

      Total Liabilities ......                    39                     2                   414                     8
                                          ----------            ----------            ----------            ----------

NET ASSETS:                               $  179,010            $   13,631            $2,663,808            $   38,847
                                          ==========            ==========            ==========            ==========

                        See Notes to Financial Statements
                                      -10-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                         MFS EMERGING        MFS MID CAP GROWTH      MFS RESEARCH
                                       GROWTH PORTFOLIO          PORTFOLIO             PORTFOLIO
                                       ----------------      ------------------      ------------
ASSETS:
  Investments at market value:            $3,402,629            $  124,628            $1,649,551

  Receivables:
    Dividends ................                    --                    --                    --
                                          ----------            ----------            ----------

      Total Assets ...........             3,402,629               124,628             1,649,551
                                          ----------            ----------            ----------

LIABILITIES:
  Payables:
    Insurance charges ........                   477                    23                   240
    Administrative fees ......                    56                     2                    27
                                          ----------            ----------            ----------

      Total Liabilities ......                   533                    25                   267
                                          ----------            ----------            ----------

NET ASSETS:                               $3,402,096            $  124,603            $1,649,284
                                          ==========            ==========            ==========

                                       TRAVELERS QUALITY         AIM CAPITAL         ALLIANCE GROWTH
                                         BOND PORTFOLIO    APPRECIATION PORTFOLIO      PORTFOLIO
                                       -----------------   ----------------------    ---------------
ASSETS:
  Investments at market value:             $  596,781            $2,083,507            $6,281,578

  Receivables:
    Dividends ................                     --                    --                    --
                                           ----------            ----------            ----------

      Total Assets ...........                596,781             2,083,507             6,281,578
                                           ----------            ----------            ----------

LIABILITIES:
  Payables:
    Insurance charges ........                    111                   294                   878
    Administrative fees ......                      9                    34                   103
                                           ----------            ----------            ----------

      Total Liabilities ......                    120                   328                   981
                                           ----------            ----------            ----------

NET ASSETS:                                $  596,661            $2,083,179            $6,280,597
                                           ==========            ==========            ==========

                        See Notes to Financial Statements
                                      -11-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                                                 SMITH BARNEY                                 SMITH BARNEY
                                       MFS TOTAL RETURN       AGGRESSIVE GROWTH     SMITH BARNEY HIGH     INTERNATIONAL ALL CAP
                                           PORTFOLIO              PORTFOLIO          INCOME PORTFOLIO       GROWTH PORTFOLIO
                                       ----------------       -----------------     -----------------     ---------------------
ASSETS:
  Investments at market value:            $21,752,499            $20,424,916            $ 4,647,971            $ 4,559,730

  Receivables:
    Dividends ................                     --                     --                     --                     --
                                          -----------            -----------            -----------            -----------

      Total Assets ...........             21,752,499             20,424,916              4,647,971              4,559,730
                                          -----------            -----------            -----------            -----------

LIABILITIES:
  Payables:
    Insurance charges ........                  3,322                  3,051                    704                    701
    Administrative fees ......                    356                    335                     76                     74
                                          -----------            -----------            -----------            -----------

      Total Liabilities ......                  3,678                  3,386                    780                    775
                                          -----------            -----------            -----------            -----------

NET ASSETS:                               $21,748,821            $20,421,530            $ 4,647,191            $ 4,558,955
                                          ===========            ===========            ===========            ===========

                        See Notes to Financial Statements
                                      -12-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                                              SMITH BARNEY LARGE
                                       SMITH BARNEY LARGE   CAPITALIZATION GROWTH    SMITH BARNEY MID
                                      CAP VALUE PORTFOLIO         PORTFOLIO         CAP CORE PORTFOLIO
                                      -------------------   ---------------------   ------------------
ASSETS:
  Investments at market value:            $ 6,659,556            $10,354,272            $ 7,255,044

  Receivables:
    Dividends ................                     --                     --                     --
                                          -----------            -----------            -----------

      Total Assets ...........              6,659,556             10,354,272              7,255,044
                                          -----------            -----------            -----------

LIABILITIES:
  Payables:
    Insurance charges ........                    974                  1,487                  1,046
    Administrative fees ......                    109                    171                    118
                                          -----------            -----------            -----------

      Total Liabilities ......                  1,083                  1,658                  1,164
                                          -----------            -----------            -----------

NET ASSETS:                               $ 6,658,473            $10,352,614            $ 7,253,880
                                          ===========            ===========            ===========

                                      SMITH BARNEY MONEY      TRAVELERS MANAGED         VAN KAMPEN
                                       MARKET PORTFOLIO       INCOME PORTFOLIO      ENTERPRISE PORTFOLIO
                                      ------------------      -----------------     --------------------
ASSETS:
  Investments at market value:            $24,472,755            $10,923,924            $ 1,776,692

  Receivables:
    Dividends ................                  7,827                     --                     --
                                          -----------            -----------            -----------

      Total Assets ...........             24,480,582             10,923,924              1,776,692
                                          -----------            -----------            -----------

LIABILITIES:
  Payables:
    Insurance charges ........                  3,843                  1,691                    248
    Administrative fees ......                    404                    180                     29
                                          -----------            -----------            -----------

      Total Liabilities ......                  4,247                  1,871                    277
                                          -----------            -----------            -----------

NET ASSETS:                               $24,476,335            $10,922,053            $ 1,776,415
                                          ===========            ===========            ===========

                        See Notes to Financial Statements
                                      -13-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                               DECEMBER 31, 2002

                                                                                                         SMITH BARNEY SMALL
                                                              EMERGING GROWTH                                CAP GROWTH
                                     COMSTOCK PORTFOLIO -   PORTFOLIO - CLASS I  ENTERPRISE PORTFOLIO -    OPPORTUNITIES
                                       CLASS II SHARES            SHARES            CLASS II SHARES          PORTFOLIO
                                     --------------------   -------------------  ----------------------  ------------------
ASSETS:
  Investments at market value:            $  582,142            $5,180,591            $   56,569            $  419,927

  Receivables:
    Dividends ................                    --                    --                    --                    --
                                          ----------            ----------            ----------            ----------

      Total Assets ...........               582,142             5,180,591                56,569               419,927
                                          ----------            ----------            ----------            ----------

LIABILITIES:
  Payables:
    Insurance charges ........                   107                   718                    11                    71
    Administrative fees ......                     9                    85                     1                     7
                                          ----------            ----------            ----------            ----------

      Total Liabilities ......                   116                   803                    12                    78
                                          ----------            ----------            ----------            ----------

NET ASSETS:                               $  582,026            $5,179,788            $   56,557            $  419,849
                                          ==========            ==========            ==========            ==========

                        See Notes to Financial Statements
                                      -14-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                   CONTRAFUND(R)        CONTRAFUND(R)         DYNAMIC CAPITAL
                                PORTFOLIO - SERVICE  PORTFOLIO - SERVICE  APPRECIATION PORTFOLIO  MID CAP PORTFOLIO -
                                       CLASS               CLASS 2          - SERVICE CLASS 2        SERVICE CLASS 2      COMBINED
                                -------------------  -------------------  ----------------------  --------------------  ------------
ASSETS:
  Investments at market value:     $  3,538,450         $    336,854           $    141,000           $    762,391      $303,301,701

  Receivables:
    Dividends ................               --                   --                     --                     --             8,168
                                   ------------         ------------           ------------           ------------      ------------

      Total Assets ...........        3,538,450              336,854                141,000                762,391       303,309,869
                                   ------------         ------------           ------------           ------------      ------------

LIABILITIES:
  Payables:
    Insurance charges ........              517                   63                     26                    136            46,020
    Administrative fees ......               58                    5                      2                     12             4,962
                                   ------------         ------------           ------------           ------------      ------------

      Total Liabilities ......              575                   68                     28                    148            50,982
                                   ------------         ------------           ------------           ------------      ------------

NET ASSETS:                        $  3,537,875         $    336,786           $    140,972           $    762,243      $303,258,887
                                   ============         ============           ============           ============      ============

                        See Notes to Financial Statements
                                      -15-

                       This page intentionally left blank

                                      -16-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                   CAPITAL APPRECIATION   MONEY MARKET      AIM V.I. PREMIER       GROWTH & INCOME
                                                           FUND            PORTFOLIO     EQUITY FUND - SERIES I  PORTFOLIO - CLASS B
                                                   --------------------   ------------   ----------------------  -------------------
INVESTMENT INCOME:
  Dividends ...................................         $   1,627          $   3,854           $   3,921             $      67
                                                        ---------          ---------           ---------             ---------

EXPENSES:
  Insurance charges ...........................               800              5,197              10,223                 1,480
  Administrative fees .........................                70                451                 992                   138
                                                        ---------          ---------           ---------             ---------

    Total expenses ............................               870              5,648              11,215                 1,618
                                                        ---------          ---------           ---------             ---------

      Net investment income (loss) ............               757             (1,794)             (7,294)               (1,551)
                                                        ---------          ---------           ---------             ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                --                 --                  --                   414
    Realized gain (loss) on sale of investments              (288)                --             (45,547)                 (118)
                                                        ---------          ---------           ---------             ---------

      Realized gain (loss) ....................              (288)                --             (45,547)                  296
                                                        ---------          ---------           ---------             ---------

    Change in unrealized gain (loss)
      on investments ..........................            (9,070)                --            (156,597)              (10,332)
                                                        ---------          ---------           ---------             ---------

Net increase (decrease) in net assets
  resulting from operations ...................         $  (8,601)         $  (1,794)          $(209,438)            $ (11,587)
                                                        =========          =========           =========             =========

                        See Notes to Financial Statements
                                      -17-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                  PREMIER GROWTH     GLOBAL GROWTH FUND -                         GROWTH-INCOME FUND
                                                PORTFOLIO - CLASS B        CLASS 2         GROWTH FUND - CLASS 2      - CLASS 2
                                                -------------------  --------------------  ---------------------  ------------------
INVESTMENT INCOME:
  Dividends ...................................     $        --          $    88,573            $     6,346          $   253,941
                                                    -----------          -----------            -----------          -----------

EXPENSES:
  Insurance charges ...........................          93,762              125,522                255,766              299,820
  Administrative fees .........................          11,149               14,546                 28,987               33,972
                                                    -----------          -----------            -----------          -----------

    Total expenses ............................         104,911              140,068                284,753              333,792
                                                    -----------          -----------            -----------          -----------

      Net investment income (loss) ............        (104,911)             (51,495)              (278,407)             (79,851)
                                                    -----------          -----------            -----------          -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................              --                   --                     --                   --
    Realized gain (loss) on sale of investments        (912,945)            (528,294)            (1,070,028)            (435,285)
                                                    -----------          -----------            -----------          -----------

      Realized gain (loss) ....................        (912,945)            (528,294)            (1,070,028)            (435,285)
                                                    -----------          -----------            -----------          -----------

    Change in unrealized gain (loss)
      on investments ..........................      (1,946,152)          (1,171,503)            (4,428,928)          (4,621,728)
                                                    -----------          -----------            -----------          -----------

Net increase (decrease) in net assets
  resulting from operations ...................     $(2,964,008)         $(1,751,292)           $(5,777,363)         $(5,136,864)
                                                    ===========          ===========            ===========          ===========

                        See Notes to Financial Statements
                                      -18-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                          CREDIT SUISSE
                                                        EMERGING MARKETS        VIP REIT SERIES -    APPRECIATION PORTFOLIO
                                                            PORTFOLIO            STANDARD CLASS         - INITIAL SHARES
                                                        ----------------        -----------------    ----------------------
INVESTMENT INCOME:
  Dividends ...................................            $        86             $        --             $     1,154
                                                           -----------             -----------             -----------

EXPENSES:
  Insurance charges ...........................                    258                   1,225                     420
  Administrative fees .........................                     23                     104                      37
                                                           -----------             -----------             -----------

    Total expenses ............................                    281                   1,329                     457
                                                           -----------             -----------             -----------

      Net investment income (loss) ............                   (195)                 (1,329)                    697
                                                           -----------             -----------             -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                     --                      --                      --
    Realized gain (loss) on sale of investments                    (25)                    (72)                     (5)
                                                           -----------             -----------             -----------

      Realized gain (loss) ....................                    (25)                    (72)                     (5)
                                                           -----------             -----------             -----------

    Change in unrealized gain (loss)
      on investments ..........................                 (1,797)                  3,771                  (3,399)
                                                           -----------             -----------             -----------

Net increase (decrease) in net assets
  resulting from operations ...................            $    (2,017)            $     2,370             $    (2,707)
                                                           ===========             ===========             ===========

                                                                                                            MUTUAL SHARES
                                                        SMALL CAP PORTFOLIO -    FRANKLIN SMALL CAP       SECURITIES FUND -
                                                            INITIAL SHARES         FUND - CLASS 2              CLASS 2
                                                        ---------------------    ------------------       -----------------
INVESTMENT INCOME:
  Dividends ...................................              $        56             $     9,187             $        63
                                                             -----------             -----------             -----------

EXPENSES:
  Insurance charges ...........................                    1,806                  47,660                   2,535
  Administrative fees .........................                      159                   5,601                     226
                                                             -----------             -----------             -----------

    Total expenses ............................                    1,965                  53,261                   2,761
                                                             -----------             -----------             -----------

      Net investment income (loss) ............                   (1,909)                (44,074)                 (2,698)
                                                             -----------             -----------             -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                       --                      --                     157
    Realized gain (loss) on sale of investments                     (315)               (217,792)                    (22)
                                                             -----------             -----------             -----------

      Realized gain (loss) ....................                     (315)               (217,792)                    135
                                                             -----------             -----------             -----------

    Change in unrealized gain (loss)
      on investments ..........................                   (4,518)             (1,052,438)                 (1,298)
                                                             -----------             -----------             -----------

Net increase (decrease) in net assets
  resulting from operations ...................              $    (6,742)            $(1,314,304)            $    (3,861)
                                                             ===========             ===========             ===========

                        See Notes to Financial Statements
                                      -19-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                TEMPLETON FOREIGN   TEMPLETON GROWTH
                                                SECURITIES FUND -   SECURITIES FUND -                          DIVERSIFIED STRATEGIC
                                                     CLASS 2             CLASS 2       APPRECIATION PORTFOLIO    INCOME PORTFOLIO
                                                -----------------   -----------------  ----------------------  ---------------------
INVESTMENT INCOME:
  Dividends ...................................     $    61,615        $        --          $   157,977             $   559,898
                                                    -----------        -----------          -----------             -----------

EXPENSES:
  Insurance charges ...........................          50,084                601              123,362                  68,606
  Administrative fees .........................           5,864                 52               13,828                   8,143
                                                    -----------        -----------          -----------             -----------

    Total expenses ............................          55,948                653              137,190                  76,749
                                                    -----------        -----------          -----------             -----------

      Net investment income (loss) ............           5,667               (653)              20,787                 483,149
                                                    -----------        -----------          -----------             -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................              --                 --                   --                      --
    Realized gain (loss) on sale of investments        (115,523)               (44)            (177,297)                (55,902)
                                                    -----------        -----------          -----------             -----------

      Realized gain (loss) ....................        (115,523)               (44)            (177,297)                (55,902)
                                                    -----------        -----------          -----------             -----------

    Change in unrealized gain (loss)
      on investments ..........................        (731,688)            (5,307)          (1,797,820)               (226,294)
                                                    -----------        -----------          -----------             -----------

Net increase (decrease) in net assets
  resulting from operations ...................     $  (841,544)       $    (6,004)         $(1,954,330)            $   200,953
                                                    ===========        ===========          ===========             ===========

                        See Notes to Financial Statements
                                      -20-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                     EQUITY INDEX PORTFOLIO     FUNDAMENTAL VALUE           EMERGING
                                                       - CLASS II SHARES            PORTFOLIO         GROWTH FUND - CLASS I
                                                     ----------------------     ------------------    ---------------------
INVESTMENT INCOME:
  Dividends ...................................            $    78,578             $   204,366             $        --
                                                           -----------             -----------             -----------

EXPENSES:
  Insurance charges ...........................                 48,851                 229,493                       6
  Administrative fees .........................                  5,865                  25,679                       1
                                                           -----------             -----------             -----------

    Total expenses ............................                 54,716                 255,172                       7
                                                           -----------             -----------             -----------

      Net investment income (loss) ............                 23,862                 (50,806)                     (7)
                                                           -----------             -----------             -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                     --                 323,141                      --
    Realized gain (loss) on sale of investments               (138,317)               (598,286)                     --
                                                           -----------             -----------             -----------

      Realized gain (loss) ....................               (138,317)               (275,145)                     --
                                                           -----------             -----------             -----------

    Change in unrealized gain (loss)
      on investments ..........................               (888,998)             (4,326,470)                    (50)
                                                           -----------             -----------             -----------

Net increase (decrease) in net assets
  resulting from operations ...................            $(1,003,453)            $(4,652,421)            $       (57)
                                                           ===========             ===========             ===========

                                                                               AGGRESSIVE GROWTH
                                                          GROWTH &             PORTFOLIO - SERVICE   BALANCED PORTFOLIO -
                                                     INCOME FUND - CLASS I           SHARES             SERVICE SHARES
                                                     ---------------------     -------------------   --------------------
INVESTMENT INCOME:
  Dividends ...................................           $         9             $        --             $     1,928
                                                          -----------             -----------             -----------

EXPENSES:
  Insurance charges ...........................                    44                  26,352                     436
  Administrative fees .........................                     4                   3,113                      38
                                                          -----------             -----------             -----------

    Total expenses ............................                    48                  29,465                     474
                                                          -----------             -----------             -----------

      Net investment income (loss) ............                   (39)                (29,465)                  1,454
                                                          -----------             -----------             -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                    --                      --                      --
    Realized gain (loss) on sale of investments                     2                (469,159)                     22
                                                          -----------             -----------             -----------

      Realized gain (loss) ....................                     2                (469,159)                     22
                                                          -----------             -----------             -----------

    Change in unrealized gain (loss)
      on investments ..........................                   474                (259,560)                 (2,791)
                                                          -----------             -----------             -----------

Net increase (decrease) in net assets
  resulting from operations ...................           $       437             $  (758,184)            $    (1,315)
                                                          ===========             ===========             ===========

                        See Notes to Financial Statements
                                      -21-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                               GLOBAL LIFE SCIENCES   GLOBAL TECHNOLOGY    WORLDWIDE GROWTH            TOTAL
                                               PORTFOLIO - SERVICE   PORTFOLIO - SERVICE  PORTFOLIO - SERVICE    RETURN PORTFOLIO -
                                                      SHARES               SHARES               SHARES          ADMINISTRATIVE CLASS
                                               --------------------  -------------------  -------------------   --------------------
INVESTMENT INCOME:
  Dividends ...................................     $       --            $       --          $      307             $  491,560
                                                    ----------            ----------          ----------             ----------

EXPENSES:
  Insurance charges ...........................              3                    36                 557                179,962
  Administrative fees .........................             --                     3                  48                 18,095
                                                    ----------            ----------          ----------             ----------

    Total expenses ............................              3                    39                 605                198,057
                                                    ----------            ----------          ----------             ----------

      Net investment income (loss) ............             (3)                  (39)               (298)               293,503
                                                    ----------            ----------          ----------             ----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................             --                    --                  --                291,363
    Realized gain (loss) on sale of investments             --                    --                 (29)                12,954
                                                    ----------            ----------          ----------             ----------

      Realized gain (loss) ....................             --                    --                 (29)               304,317
                                                    ----------            ----------          ----------             ----------

    Change in unrealized gain (loss)
      on investments ..........................            (55)                 (278)             (4,342)               441,783
                                                    ----------            ----------          ----------             ----------

Net increase (decrease) in net assets
  resulting from operations ...................     $      (58)           $     (317)         $   (4,669)            $1,039,603
                                                    ==========            ==========          ==========             ==========

                        See Notes to Financial Statements
                                      -22-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                            PUTNAM VT
                                                       INTERNATIONAL GROWTH    PUTNAM VT SMALL CAP     PUTNAM VT VOYAGER
                                                         FUND - CLASS IB      VALUE FUND - CLASS IB    II FUND - CLASS IB
                                                             SHARES                  SHARES                  SHARES
                                                       --------------------   ---------------------    ------------------
INVESTMENT INCOME:
  Dividends ...................................            $     3,216             $     2,396             $        --
                                                           -----------             -----------             -----------

EXPENSES:
  Insurance charges ...........................                 10,338                  20,966                   1,844
  Administrative fees .........................                  1,048                   2,121                     195
                                                           -----------             -----------             -----------

    Total expenses ............................                 11,386                  23,087                   2,039
                                                           -----------             -----------             -----------

      Net investment income (loss) ............                 (8,170)                (20,691)                 (2,039)
                                                           -----------             -----------             -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                     --                  11,721                      --
    Realized gain (loss) on sale of investments                 97,529                 (92,575)                 (5,715)
                                                           -----------             -----------             -----------

      Realized gain (loss) ....................                 97,529                 (80,854)                 (5,715)
                                                           -----------             -----------             -----------

    Change in unrealized gain (loss)
      on investments ..........................                 (9,045)               (305,728)                (40,436)
                                                           -----------             -----------             -----------

Net increase (decrease) in net assets
  resulting from operations ...................            $    80,314             $  (407,273)            $   (48,190)
                                                           ===========             ===========             ===========

                                                       CAPITAL FUND -         INVESTORS FUND -       LARGE CAP GROWTH
                                                          CLASS I                 CLASS I             FUND - CLASS I
                                                       --------------         ----------------       ----------------
INVESTMENT INCOME:
  Dividends ...................................         $    36,687             $    50,566             $        --
                                                        -----------             -----------             -----------

EXPENSES:
  Insurance charges ...........................              99,010                  50,428                      32
  Administrative fees .........................              10,941                   5,705                       3
                                                        -----------             -----------             -----------

    Total expenses ............................             109,951                  56,133                      35
                                                        -----------             -----------             -----------

      Net investment income (loss) ............             (73,264)                 (5,567)                    (35)
                                                        -----------             -----------             -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                  --                      --                      --
    Realized gain (loss) on sale of investments            (405,314)               (207,907)                      1
                                                        -----------             -----------             -----------

      Realized gain (loss) ....................            (405,314)               (207,907)                      1
                                                        -----------             -----------             -----------

    Change in unrealized gain (loss)
      on investments ..........................          (1,897,790)               (885,680)                   (219)
                                                        -----------             -----------             -----------

Net increase (decrease) in net assets
  resulting from operations ...................         $(2,376,368)            $(1,099,154)            $      (253)
                                                        ===========             ===========             ===========

                        See Notes to Financial Statements
                                      -23-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                           SMITH BARNEY PREMIER  MULTIPLE DISCIPLINE
                                                  SMALL CAP GROWTH    SMITH BARNEY LARGE    SELECTIONS ALL CAP   PORTFOLIO - ALL CAP
                                                   FUND - CLASS I     CAP CORE PORTFOLIO     GROWTH PORTFOLIO      GROWTH AND VALUE
                                                  ----------------    ------------------   --------------------  -------------------
INVESTMENT INCOME:
  Dividends ...................................       $      --            $   1,570            $     581             $      --
                                                      ---------            ---------            ---------             ---------

EXPENSES:
  Insurance charges ...........................          19,088                2,735               11,805                 2,134
  Administrative fees .........................           2,113                  299                1,153                   191
                                                      ---------            ---------            ---------             ---------

    Total expenses ............................          21,201                3,034               12,958                 2,325
                                                      ---------            ---------            ---------             ---------

      Net investment income (loss) ............         (21,201)              (1,464)             (12,377)               (2,325)
                                                      ---------            ---------            ---------             ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................              --                   --                   --                    --
    Realized gain (loss) on sale of investments        (172,872)             (11,612)             (34,130)                   55
                                                      ---------            ---------            ---------             ---------

      Realized gain (loss) ....................        (172,872)             (11,612)             (34,130)                   55
                                                      ---------            ---------            ---------             ---------

    Change in unrealized gain (loss)
      on investments ..........................        (458,909)             (46,096)            (200,965)               (1,079)
                                                      ---------            ---------            ---------             ---------

Net increase (decrease) in net assets
  resulting from operations ...................       $(652,982)           $ (59,172)           $(247,472)            $  (3,349)
                                                      =========            =========            =========             =========

                        See Notes to Financial Statements
                                      -24-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                      MULTIPLE DISCIPLINE    MULTIPLE DISCIPLINE
                                                     PORTFOLIO - BALANCED   PORTFOLIO - GLOBAL ALL   MULTIPLE DISCIPLINE
                                                      ALL CAP GROWTH AND        CAP GROWTH AND      PORTFOLIO - LARGE CAP
                                                             VALUE                  VALUE              GROWTH AND VALUE
                                                     --------------------   ----------------------  ---------------------
INVESTMENT INCOME:
  Dividends ...................................            $      --              $      --               $      --
                                                           ---------              ---------               ---------

EXPENSES:
  Insurance charges ...........................                1,766                    601                     169
  Administrative fees .........................                  162                     51                      15
                                                           ---------              ---------               ---------

    Total expenses ............................                1,928                    652                     184
                                                           ---------              ---------               ---------

      Net investment income (loss) ............               (1,928)                  (652)                   (184)
                                                           ---------              ---------               ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                   --                     --                      --
    Realized gain (loss) on sale of investments                    1                    183                      38
                                                           ---------              ---------               ---------

      Realized gain (loss) ....................                    1                    183                      38
                                                           ---------              ---------               ---------

    Change in unrealized gain (loss)
      on investments ..........................              (21,059)                (6,384)                 (1,806)
                                                           ---------              ---------               ---------

Net increase (decrease) in net assets
  resulting from operations ...................            $ (22,986)             $  (6,853)              $  (1,952)
                                                           =========              =========               =========

                                                     CONVERTIBLE SECURITIES   DISCIPLINED MID CAP      EQUITY INCOME
                                                            PORTFOLIO          STOCK PORTFOLIO           PORTFOLIO
                                                     ----------------------   -------------------      -------------
INVESTMENT INCOME:
  Dividends ...................................             $   8,106              $     246             $  47,959
                                                            ---------              ---------             ---------

EXPENSES:
  Insurance charges ...........................                   660                    281                48,073
  Administrative fees .........................                    57                     23                 5,491
                                                            ---------              ---------             ---------

    Total expenses ............................                   717                    304                53,564
                                                            ---------              ---------             ---------

      Net investment income (loss) ............                 7,389                    (58)               (5,605)
                                                            ---------              ---------             ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                    95                     11                    --
    Realized gain (loss) on sale of investments                   270                   (619)              (80,486)
                                                            ---------              ---------             ---------

      Realized gain (loss) ....................                   365                   (608)              (80,486)
                                                            ---------              ---------             ---------

    Change in unrealized gain (loss)
      on investments ..........................                   130                   (671)             (544,883)
                                                            ---------              ---------             ---------

Net increase (decrease) in net assets
  resulting from operations ...................             $   7,884              $  (1,337)            $(630,974)
                                                            =========              =========             =========

                        See Notes to Financial Statements
                                      -25-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                  FEDERATED HIGH YIELD   FEDERATED STOCK                        LAZARD INTERNATIONAL
                                                        PORTFOLIO           PORTFOLIO     LARGE CAP PORTFOLIO     STOCK PORTFOLIO
                                                  --------------------   ---------------  -------------------   --------------------
INVESTMENT INCOME:
  Dividends ...................................         $  15,031           $     187          $  14,983             $     658
                                                        ---------           ---------          ---------             ---------

EXPENSES:
  Insurance charges ...........................               358                  55             37,512                   214
  Administrative fees .........................                31                   5              4,511                    19
                                                        ---------           ---------          ---------             ---------

    Total expenses ............................               389                  60             42,023                   233
                                                        ---------           ---------          ---------             ---------

      Net investment income (loss) ............            14,642                 127            (27,040)                  425
                                                        ---------           ---------          ---------             ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                --                  --                 --                    --
    Realized gain (loss) on sale of investments              (397)                  1           (258,969)                 (315)
                                                        ---------           ---------          ---------             ---------

      Realized gain (loss) ....................              (397)                  1           (258,969)                 (315)
                                                        ---------           ---------          ---------             ---------

    Change in unrealized gain (loss)
      on investments ..........................           (11,220)                201           (553,263)                 (438)
                                                        ---------           ---------          ---------             ---------

Net increase (decrease) in net assets
  resulting from operations ...................         $   3,025           $     329          $(839,272)            $    (328)
                                                        =========           =========          =========             =========

                        See Notes to Financial Statements
                                      -26-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                          MFS EMERGING         MFS MID CAP GROWTH         MFS RESEARCH
                                                        GROWTH PORTFOLIO            PORTFOLIO               PORTFOLIO
                                                        ----------------       ------------------         ------------
INVESTMENT INCOME:
  Dividends ...................................            $        --             $        --             $    11,295
                                                           -----------             -----------             -----------

EXPENSES:
  Insurance charges ...........................                 54,034                     315                  23,500
  Administrative fees .........................                  6,453                      27                   2,761
                                                           -----------             -----------             -----------

    Total expenses ............................                 60,487                     342                  26,261
                                                           -----------             -----------             -----------

      Net investment income (loss) ............                (60,487)                   (342)                (14,966)
                                                           -----------             -----------             -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                     --                      --                      --
    Realized gain (loss) on sale of investments             (1,336,075)                    103                (213,067)
                                                           -----------             -----------             -----------

      Realized gain (loss) ....................             (1,336,075)                    103                (213,067)
                                                           -----------             -----------             -----------

    Change in unrealized gain (loss)
      on investments ..........................               (592,053)                 (2,642)               (343,441)
                                                           -----------             -----------             -----------

Net increase (decrease) in net assets
  resulting from operations ...................            $(1,988,615)            $    (2,881)            $  (571,474)
                                                           ===========             ===========             ===========

                                                        TRAVELERS QUALITY          AIM CAPITAL           ALLIANCE GROWTH
                                                          BOND PORTFOLIO      APPRECIATION PORTFOLIO        PORTFOLIO
                                                        -----------------     ----------------------     ---------------
INVESTMENT INCOME:
  Dividends ...................................            $    31,494             $        --             $    44,755
                                                           -----------             -----------             -----------

EXPENSES:
  Insurance charges ...........................                  2,860                  26,658                  93,419
  Administrative fees .........................                    252                   3,125                  11,184
                                                           -----------             -----------             -----------

    Total expenses ............................                  3,112                  29,783                 104,603
                                                           -----------             -----------             -----------

      Net investment income (loss) ............                 28,382                 (29,783)                (59,848)
                                                           -----------             -----------             -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                  7,901                      --                      --
    Realized gain (loss) on sale of investments                   (513)                (33,699)             (1,153,904)
                                                           -----------             -----------             -----------

      Realized gain (loss) ....................                  7,388                 (33,699)             (1,153,904)
                                                           -----------             -----------             -----------

    Change in unrealized gain (loss)
      on investments ..........................                (18,859)               (549,348)             (2,150,525)
                                                           -----------             -----------             -----------

Net increase (decrease) in net assets
  resulting from operations ...................            $    16,911             $  (612,830)            $(3,364,277)
                                                           ===========             ===========             ===========

                        See Notes to Financial Statements
                                      -27-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                       SMITH BARNEY                               SMITH BARNEY
                                                  MFS TOTAL RETURN   AGGRESSIVE GROWTH   SMITH BARNEY HIGH    INTERNATIONAL ALL CAP
                                                      PORTFOLIO         PORTFOLIO        INCOME PORTFOLIO       GROWTH PORTFOLIO
                                                  ----------------   -----------------   -----------------    ---------------------
INVESTMENT INCOME:
  Dividends ...................................      $ 1,287,829       $        --          $ 1,131,861           $    36,192
                                                     -----------       -----------          -----------           -----------

EXPENSES:
  Insurance charges ...........................          229,301           284,714               54,966                36,276
  Administrative fees .........................           25,889            32,132                6,121                 4,270
                                                     -----------       -----------          -----------           -----------

    Total expenses ............................          255,190           316,846               61,087                40,546
                                                     -----------       -----------          -----------           -----------

      Net investment income (loss) ............        1,032,639          (316,846)           1,070,774                (4,354)
                                                     -----------       -----------          -----------           -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................          766,224                --                   --                    --
    Realized gain (loss) on sale of investments          (86,836)       (1,446,000)            (124,638)             (142,938)
                                                     -----------       -----------          -----------           -----------

      Realized gain (loss) ....................          679,388        (1,446,000)            (124,638)             (142,938)
                                                     -----------       -----------          -----------           -----------

    Change in unrealized gain (loss)
      on investments ..........................       (2,930,689)       (7,579,676)          (1,151,188)              (83,340)
                                                     -----------       -----------          -----------           -----------

Net increase (decrease) in net assets
  resulting from operations ...................      $(1,218,662)      $(9,342,522)         $  (205,052)          $  (230,632)
                                                     ===========       ===========          ===========           ===========

                        See Notes to Financial Statements
                                      -28-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                SMITH BARNEY LARGE
                                                        SMITH BARNEY LARGE    CAPITALIZATION GROWTH      SMITH BARNEY MID
                                                       CAP VALUE PORTFOLIO          PORTFOLIO           CAP CORE PORTFOLIO
                                                       -------------------    ---------------------     ------------------
INVESTMENT INCOME:
  Dividends ...................................            $   308,143             $    42,764             $     7,422
                                                           -----------             -----------             -----------

EXPENSES:
  Insurance charges ...........................                 97,086                 158,588                  95,773
  Administrative fees .........................                 11,142                  18,494                  11,172
                                                           -----------             -----------             -----------

    Total expenses ............................                108,228                 177,082                 106,945
                                                           -----------             -----------             -----------

      Net investment income (loss) ............                199,915                (134,318)                (99,523)
                                                           -----------             -----------             -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                     --                      --                      --
    Realized gain (loss) on sale of investments               (295,578)             (1,115,523)               (224,962)
                                                           -----------             -----------             -----------

      Realized gain (loss) ....................               (295,578)             (1,115,523)               (224,962)
                                                           -----------             -----------             -----------

    Change in unrealized gain (loss)
      on investments ..........................             (2,235,486)             (2,686,324)             (1,420,908)
                                                           -----------             -----------             -----------

Net increase (decrease) in net assets
  resulting from operations ...................            $(2,331,149)            $(3,936,165)            $(1,745,393)
                                                           ===========             ===========             ===========

                                                       SMITH BARNEY MONEY      TRAVELERS MANAGED          VAN KAMPEN
                                                        MARKET PORTFOLIO       INCOME PORTFOLIO      ENTERPRISE PORTFOLIO
                                                       ------------------      -----------------     --------------------
INVESTMENT INCOME:
  Dividends ...................................           $   270,395             $ 1,162,475             $    16,657
                                                          -----------             -----------             -----------

EXPENSES:
  Insurance charges ...........................               293,104                 133,317                  28,912
  Administrative fees .........................                32,246                  14,514                   3,441
                                                          -----------             -----------             -----------

    Total expenses ............................               325,350                 147,831                  32,353
                                                          -----------             -----------             -----------

      Net investment income (loss) ............               (54,955)              1,014,644                 (15,696)
                                                          -----------             -----------             -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                    --                  82,118                      --
    Realized gain (loss) on sale of investments                    --                 (74,135)               (509,907)
                                                          -----------             -----------             -----------

      Realized gain (loss) ....................                    --                   7,983                (509,907)
                                                          -----------             -----------             -----------

    Change in unrealized gain (loss)
      on investments ..........................                    --                (905,697)               (329,474)
                                                          -----------             -----------             -----------

Net increase (decrease) in net assets
  resulting from operations ...................           $   (54,955)            $   116,930             $  (855,077)
                                                          ===========             ===========             ===========

                        See Notes to Financial Statements
                                      -29-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                                                  SMITH BARNEY SMALL
                                                                       EMERGING GROWTH                                CAP GROWTH
                                               COMSTOCK PORTFOLIO -  PORTFOLIO - CLASS I  ENTERPRISE PORTFOLIO -     OPPORTUNITIES
                                                 CLASS II SHARES           SHARES             CLASS II SHARES          PORTFOLIO
                                               --------------------  -------------------  ----------------------  ------------------
INVESTMENT INCOME:
  Dividends ...................................     $        --          $    24,852            $        --           $        --
                                                    -----------          -----------            -----------           -----------

EXPENSES:
  Insurance charges ...........................           2,530               86,456                    231                 4,090
  Administrative fees .........................             220               10,372                     20                   413
                                                    -----------          -----------            -----------           -----------

    Total expenses ............................           2,750               96,828                    251                 4,503
                                                    -----------          -----------            -----------           -----------

      Net investment income (loss) ............          (2,750)             (71,976)                  (251)               (4,503)
                                                    -----------          -----------            -----------           -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................              --                   --                     --                    --
    Realized gain (loss) on sale of investments          (1,530)          (1,325,069)                    (3)               (2,980)
                                                    -----------          -----------            -----------           -----------

      Realized gain (loss) ....................          (1,530)          (1,325,069)                    (3)               (2,980)
                                                    -----------          -----------            -----------           -----------

    Change in unrealized gain (loss)
      on investments ..........................          16,482           (1,461,927)                (2,008)              (73,812)
                                                    -----------          -----------            -----------           -----------

Net increase (decrease) in net assets
  resulting from operations ...................     $    12,202          $(2,858,972)           $    (2,262)          $   (81,295)
                                                    ===========          ===========            ===========           ===========

                        See Notes to Financial Statements
                                      -30-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                           CONTRAFUND(R)            CONTRAFUND(R)          DYNAMIC CAPITAL
                                                       PORTFOLIO - SERVICE       PORTFOLIO - SERVICE   APPRECIATION PORTFOLIO
                                                               CLASS                   CLASS 2            - SERVICE CLASS 2
                                                       -------------------       -------------------   ----------------------
INVESTMENT INCOME:
  Dividends ...................................            $     26,911             $         --             $        250
                                                           ------------             ------------             ------------

EXPENSES:
  Insurance charges ...........................                  47,839                    1,621                      951
  Administrative fees .........................                   5,520                      141                       84
                                                           ------------             ------------             ------------

    Total expenses ............................                  53,359                    1,762                    1,035
                                                           ------------             ------------             ------------

      Net investment income (loss) ............                 (26,448)                  (1,762)                    (785)
                                                           ------------             ------------             ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                      --                       --                       --
    Realized gain (loss) on sale of investments                (207,843)                    (243)                      78
                                                           ------------             ------------             ------------

      Realized gain (loss) ....................                (207,843)                    (243)                      78
                                                           ------------             ------------             ------------

    Change in unrealized gain (loss)
      on investments ..........................                (190,010)                  (4,398)                  16,013
                                                           ------------             ------------             ------------

Net increase (decrease) in net assets
  resulting from operations ...................            $   (424,301)            $     (6,403)            $     15,306
                                                           ============             ============             ============

                                                       MID CAP PORTFOLIO -
                                                         SERVICE CLASS 2              COMBINED
                                                       -------------------          ------------
INVESTMENT INCOME:
  Dividends ...................................            $         --             $  6,510,594
                                                           ------------             ------------

EXPENSES:
  Insurance charges ...........................                   3,049                3,642,526
  Administrative fees .........................                     281                  411,596
                                                           ------------             ------------

    Total expenses ............................                   3,330                4,054,122
                                                           ------------             ------------

      Net investment income (loss) ............                  (3,330)               2,456,472
                                                           ------------             ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                      --                1,483,145
    Realized gain (loss) on sale of investments                      54              (14,220,356)
                                                           ------------             ------------

      Realized gain (loss) ....................                      54              (12,737,211)
                                                           ------------             ------------

    Change in unrealized gain (loss)
      on investments ..........................                   3,224              (50,866,811)
                                                           ------------             ------------

Net increase (decrease) in net assets
  resulting from operations ...................            $        (52)            $(61,147,550)
                                                           ============             ============

                        See Notes to Financial Statements
                                      -31-

                       This page intentionally left blank

                                      -32-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                                      AIM V.I. PREMIER EQUITY FUND -
                                               CAPITAL APPRECIATION FUND   MONEY MARKET PORTFOLIO               SERIES I
                                               -------------------------   ----------------------     ----------------------------
                                                    2002          2001         2002          2001         2002             2001
                                                -----------      -----     -----------      -----     -----------      -----------
OPERATIONS:
  Net investment income (loss) ............     $       757      $  --     $    (1,794)     $  --     $    (7,294)     $      (796)
  Realized gain (loss) ....................            (288)        --              --         --         (45,547)           5,562
  Change in unrealized gain (loss)
    on investments ........................          (9,070)        --              --         --        (156,597)          (8,915)
                                                -----------      -----     -----------      -----     -----------      -----------

    Net increase (decrease) in net assets
      resulting from operations ...........          (8,601)        --          (1,794)        --        (209,438)          (4,149)
                                                -----------      -----     -----------      -----     -----------      -----------

UNIT TRANSACTIONS:
  Participant purchase payments ...........         136,229         --         873,933         --         407,189          231,215
  Participant transfers from other
    funding options .......................          69,356         --         980,686         --         717,604          125,745
  Administrative charges ..................              (2)        --             (24)        --            (101)             (19)
  Contract surrenders .....................          (1,094)        --              --         --         (21,913)            (805)
  Participant transfers to other
    funding options .......................         (11,545)        --        (867,208)        --        (227,241)         (11,143)
  Other payments to participants ..........              --         --              --         --              --               --

                                                -----------      -----     -----------      -----     -----------      -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ....         192,944         --         987,387         --         875,538          344,993
                                                -----------      -----     -----------      -----     -----------      -----------

      Net increase (decrease) in net assets         184,343         --         985,593         --         666,100          340,844

NET ASSETS:
    Beginning of year .....................              --         --              --         --         340,844               --
                                                -----------      -----     -----------      -----     -----------      -----------
    End of year ...........................     $   184,343      $  --     $   985,593      $  --     $ 1,006,944      $   340,844
                                                ===========      =====     ===========      =====     ===========      ===========

                        See Notes to Financial Statements
                                      -33-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                            GROWTH & INCOME PORTFOLIO -   PREMIER GROWTH PORTFOLIO -
                                                       CLASS B                      CLASS B             GLOBAL GROWTH FUND - CLASS 2
                                            ---------------------------  ---------------------------   -----------------------------
                                                  2002          2001         2002            2001          2002             2001
                                              -----------      -----     -----------     -----------   -----------      -----------
OPERATIONS:
  Net investment income (loss) ............   $    (1,551)     $  --     $  (104,911)    $  (127,220)  $   (51,495)     $   (53,900)
  Realized gain (loss) ....................           296         --        (912,945)       (161,647)     (528,294)         240,073
  Change in unrealized gain (loss)
    on investments ........................       (10,332)        --      (1,946,152)     (1,769,875)   (1,171,503)      (1,514,358)
                                              -----------      -----     -----------     -----------   -----------      -----------

    Net increase (decrease) in net assets
      resulting from operations ...........       (11,587)        --      (2,964,008)     (2,058,742)   (1,751,292)      (1,328,185)
                                              -----------      -----     -----------     -----------   -----------      -----------

UNIT TRANSACTIONS:
  Participant purchase payments ...........       220,645         --         577,517       1,894,282     1,149,702        1,657,132
  Participant transfers from other
    funding options .......................       344,173         --         640,002       2,079,363     2,444,255        3,514,650
  Administrative charges ..................           (15)        --          (3,074)         (2,591)       (2,033)          (1,379)
  Contract surrenders .....................          (747)        --        (299,385)       (292,424)     (335,833)        (148,673)
  Participant transfers to other
    funding options .......................          (670)        --      (1,165,928)     (1,383,076)     (927,898)      (1,274,129)
  Other payments to participants ..........            --         --         (28,553)       (123,699)     (203,441)         (68,114)
                                              -----------      -----     -----------     -----------   -----------      -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ....       563,386         --        (279,421)      2,171,855     2,124,752        3,679,487
                                              -----------      -----     -----------     -----------   -----------      -----------

      Net increase (decrease) in net assets       551,799         --      (3,243,429)        113,113       373,460        2,351,302

NET ASSETS:
    Beginning of year .....................            --         --       9,239,944       9,126,831     9,408,409        7,057,107
                                              -----------      -----     -----------     -----------   -----------      -----------
    End of year ...........................   $   551,799      $  --     $ 5,996,515     $ 9,239,944   $ 9,781,869      $ 9,408,409
                                              ===========      =====     ===========     ===========   ===========      ===========

                        See Notes to Financial Statements
                                      -34-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                      GROWTH FUND - CLASS 2          GROWTH-INCOME FUND - CLASS 2
                                                ------------------------------      ------------------------------
                                                    2002              2001              2002              2001
                                                ------------      ------------      ------------      ------------
OPERATIONS:
  Net investment income (loss) ............     $   (278,407)     $   (147,424)     $    (79,851)     $     66,615
  Realized gain (loss) ....................       (1,070,028)        3,399,682          (435,285)        1,219,704
  Change in unrealized gain (loss)
    on investments ........................       (4,428,928)       (6,747,110)       (4,621,728)       (1,211,755)
                                                ------------      ------------      ------------      ------------

    Net increase (decrease) in net assets
      resulting from operations ...........       (5,777,363)       (3,494,852)       (5,136,864)           74,564
                                                ------------      ------------      ------------      ------------

UNIT TRANSACTIONS:
  Participant purchase payments ...........        2,389,835         4,673,000         3,879,657         5,209,338
  Participant transfers from other
    funding options .......................        5,591,671         5,568,988         9,637,907         7,601,216
  Administrative charges ..................           (4,100)           (2,300)           (4,079)           (1,484)
  Contract surrenders .....................         (774,298)         (250,152)         (742,045)         (256,590)
  Participant transfers to other
    funding options .......................       (1,517,229)       (2,497,236)       (2,095,047)       (1,647,345)
  Other payments to participants ..........         (167,670)          (47,662)         (258,931)           (9,622)
                                                ------------      ------------      ------------      ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....        5,518,209         7,444,638        10,417,462        10,895,513
                                                ------------      ------------      ------------      ------------

      Net increase (decrease) in net assets         (259,154)        3,949,786         5,280,598        10,970,077

NET ASSETS:
    Beginning of year .....................       19,531,397        15,581,611        19,304,629         8,334,552
                                                ------------      ------------      ------------      ------------
    End of year ...........................     $ 19,272,243      $ 19,531,397      $ 24,585,227      $ 19,304,629
                                                ============      ============      ============      ============

                                                CREDIT SUISSE EMERGING MARKETS
                                                         PORTFOLIO                 VIP REIT SERIES - STANDARD CLASS
                                                ------------------------------     --------------------------------
                                                     2002               2001             2002               2001
                                                 ------------          -----         ------------          -----
OPERATIONS:
  Net investment income (loss) ............      $       (195)         $  --         $     (1,329)         $  --
  Realized gain (loss) ....................               (25)            --                  (72)            --
  Change in unrealized gain (loss)
    on investments ........................            (1,797)            --                3,771             --
                                                 ------------          -----         ------------          -----

    Net increase (decrease) in net assets
      resulting from operations ...........            (2,017)            --                2,370             --
                                                 ------------          -----         ------------          -----

UNIT TRANSACTIONS:
  Participant purchase payments ...........            37,903             --              313,258             --
  Participant transfers from other
    funding options .......................             7,724             --               87,725             --
  Administrative charges ..................                (1)            --                   (3)            --
  Contract surrenders .....................              (337)            --                  (12)            --
  Participant transfers to other
    funding options .......................                --             --                  (91)            --
  Other payments to participants ..........                --             --                   --             --
                                                 ------------          -----         ------------          -----

    Net increase (decrease) in net assets
      resulting from unit transactions ....            45,289             --              400,877             --
                                                 ------------          -----         ------------          -----

      Net increase (decrease) in net assets            43,272             --              403,247             --

NET ASSETS:
    Beginning of year .....................                --             --                   --             --
                                                 ------------          -----         ------------          -----
    End of year ...........................      $     43,272          $  --         $    403,247          $  --
                                                 ============          =====         ============          =====

                        See Notes to Financial Statements
                                      -35-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                APPRECIATION PORTFOLIO - INITIAL           SMALL CAP PORTFOLIO - INITIAL
                                                             SHARES                                    SHARES
                                                --------------------------------           ------------------------------
                                                    2002                    2001               2002                  2001
                                                -----------                -----           -----------              -----
OPERATIONS:
  Net investment income (loss) ............     $       697                $  --           $    (1,909)             $  --
  Realized gain (loss) ....................              (5)                  --                  (315)                --
  Change in unrealized gain (loss)
    on investments ........................          (3,399)                  --                (4,518)                --
                                                -----------                -----           -----------              -----

    Net increase (decrease) in net assets
      resulting from operations ...........          (2,707)                  --                (6,742)                --
                                                -----------                -----           -----------              -----

UNIT TRANSACTIONS:
  Participant purchase payments ...........          52,925                   --               269,201                 --
  Participant transfers from other
    funding options .......................          59,024                   --                95,650                 --
  Administrative charges ..................              (4)                  --                    (3)                --
  Contract surrenders .....................            (397)                  --                  (359)                --
  Participant transfers to other
    funding options .......................              --                   --               (11,681)                --
  Other payments to participants ..........              --                   --                    --                 --
                                                -----------                -----           -----------              -----

    Net increase (decrease) in net assets
      resulting from unit transactions ....         111,548                   --               352,808                 --
                                                -----------                -----           -----------              -----

      Net increase (decrease) in net assets         108,841                   --               346,066                 --

NET ASSETS:
    Beginning of year .....................              --                   --                    --                 --
                                                -----------                -----           -----------              -----
    End of year ...........................     $   108,841                $  --           $   346,066              $  --
                                                ===========                =====           ===========              =====

                                                FRANKLIN SMALL CAP FUND - CLASS 2
                                                ----------------------------------
                                                    2002                   2001
                                                -----------            -----------
OPERATIONS:
  Net investment income (loss) ............     $   (44,074)           $   (35,010)
  Realized gain (loss) ....................        (217,792)              (160,001)
  Change in unrealized gain (loss)
    on investments ........................      (1,052,438)              (398,004)
                                                -----------            -----------

    Net increase (decrease) in net assets
      resulting from operations ...........      (1,314,304)              (593,015)
                                                -----------            -----------

UNIT TRANSACTIONS:
  Participant purchase payments ...........         462,169                515,535
  Participant transfers from other
    funding options .......................       1,125,383              1,025,417
  Administrative charges ..................            (886)                  (662)
  Contract surrenders .....................         (89,467)               (94,536)
  Participant transfers to other
    funding options .......................        (411,061)              (361,371)
  Other payments to participants ..........         (16,047)                 1,679
                                                -----------            -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ....       1,070,091              1,086,062
                                                -----------            -----------

      Net increase (decrease) in net assets        (244,213)               493,047

NET ASSETS:
    Beginning of year .....................       4,016,443              3,523,396
                                                -----------            -----------
    End of year ...........................     $ 3,772,230            $ 4,016,443
                                                ===========            ===========

                        See Notes to Financial Statements
                                      -36-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                 MUTUAL SHARES SECURITIES FUND -          TEMPLETON FOREIGN SECURITIES
                                                              CLASS 2                            FUND - CLASS 2
                                                 -------------------------------        --------------------------------
                                                      2002                 2001             2002                2001
                                                  ------------            -----         ------------        ------------
OPERATIONS:
  Net investment income (loss) ............       $     (2,698)           $  --         $      5,667        $     49,057
  Realized gain (loss) ....................                135               --             (115,523)           (160,540)
  Change in unrealized gain (loss)
    on investments ........................             (1,298)              --             (731,688)           (477,759)
                                                  ------------            -----         ------------        ------------

    Net increase (decrease) in net assets
      resulting from operations ...........             (3,861)              --             (841,544)           (589,242)
                                                  ------------            -----         ------------        ------------

UNIT TRANSACTIONS:
  Participant purchase payments ...........            348,270               --              535,740             866,681
  Participant transfers from other
    funding options .......................            480,617               --            1,261,912           5,599,036
  Administrative charges ..................                (13)              --                 (971)               (644)
  Contract surrenders .....................             (2,877)              --             (194,149)           (162,112)
  Participant transfers to other
    funding options .......................                 --               --             (625,375)         (4,692,554)
  Other payments to participants ..........                 --               --              (95,583)             (7,374)
                                                  ------------            -----         ------------        ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....            825,997               --              881,574           1,603,033
                                                  ------------            -----         ------------        ------------

      Net increase (decrease) in net assets            822,136               --               40,030           1,013,791

NET ASSETS:
    Beginning of year .....................                 --               --            3,894,852           2,881,061
                                                  ------------            -----         ------------        ------------
    End of year ...........................       $    822,136            $  --         $  3,934,882        $  3,894,852
                                                  ============            =====         ============        ============

                                                 TEMPLETON GROWTH SECURITIES
                                                        FUND - CLASS 2                  APPRECIATION PORTFOLIO
                                                 ---------------------------      --------------------------------
                                                      2002             2001           2002                2001
                                                  ------------        -----       ------------        ------------
OPERATIONS:
  Net investment income (loss) ............       $       (653)       $  --       $     20,787        $     (5,571)
  Realized gain (loss) ....................                (44)          --           (177,297)            (29,433)
  Change in unrealized gain (loss)
    on investments ........................             (5,307)          --         (1,797,820)           (162,175)
                                                  ------------        -----       ------------        ------------

    Net increase (decrease) in net assets
      resulting from operations ...........             (6,004)          --         (1,954,330)           (197,179)
                                                  ------------        -----       ------------        ------------

UNIT TRANSACTIONS:
  Participant purchase payments ...........            102,809           --          1,689,889           2,178,985
  Participant transfers from other
    funding options .......................             20,893           --          4,761,144           3,366,879
  Administrative charges ..................                 --           --             (2,065)               (811)
  Contract surrenders .....................               (395)          --           (244,179)            (63,617)
  Participant transfers to other
    funding options .......................                 --           --           (948,979)           (379,885)
  Other payments to participants ..........                 --           --             (1,906)                 --
                                                  ------------        -----       ------------        ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....            123,307           --          5,253,904           5,101,551
                                                  ------------        -----       ------------        ------------

      Net increase (decrease) in net assets            117,303           --          3,299,574           4,904,372

NET ASSETS:
    Beginning of year .....................                 --           --          7,264,524           2,360,152
                                                  ------------        -----       ------------        ------------
    End of year ...........................       $    117,303        $  --       $ 10,564,098        $  7,264,524
                                                  ============        =====       ============        ============

                        See Notes to Financial Statements
                                      -37-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                       DIVERSIFIED STRATEGIC INCOME              EQUITY INDEX PORTFOLIO - CLASS II
                                                                PORTFOLIO                                     SHARES
                                                    ----------------------------------          ----------------------------------
                                                        2002                  2001                  2002                  2001
                                                    ------------          ------------          ------------          ------------
OPERATIONS:
  Net investment income (loss) ............         $    483,149          $    270,215          $     23,862          $    (19,315)
  Realized gain (loss) ....................              (55,902)              (32,039)             (138,317)              (72,780)
  Change in unrealized gain (loss)
    on investments ........................             (226,294)             (205,708)             (888,998)             (266,545)
                                                    ------------          ------------          ------------          ------------

    Net increase (decrease) in net assets
      resulting from operations ...........              200,953                32,468            (1,003,453)             (358,640)
                                                    ------------          ------------          ------------          ------------

UNIT TRANSACTIONS:
  Participant purchase payments ...........              405,930             1,062,330               569,040             1,989,196
  Participant transfers from other
    funding options .......................            1,887,502             2,348,737             1,226,782             1,089,917
  Administrative charges ..................               (1,341)                 (537)               (1,081)                 (574)
  Contract surrenders .....................             (247,775)             (157,156)             (290,637)              (87,693)
  Participant transfers to other
    funding options .......................             (940,130)             (394,436)             (332,740)             (287,747)
  Other payments to participants ..........              (67,745)              (53,595)              (77,537)              (15,881)
                                                    ------------          ------------          ------------          ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....            1,036,441             2,805,343             1,093,827             2,687,218
                                                    ------------          ------------          ------------          ------------

      Net increase (decrease) in net assets            1,237,394             2,837,811                90,374             2,328,578

NET ASSETS:
    Beginning of year .....................            5,112,265             2,274,454             4,154,024             1,825,446
                                                    ------------          ------------          ------------          ------------
    End of year ...........................         $  6,349,659          $  5,112,265          $  4,244,398          $  4,154,024
                                                    ============          ============          ============          ============

                                                        FUNDAMENTAL VALUE PORTFOLIO
                                                    ----------------------------------
                                                        2002                  2001
                                                    ------------          ------------
OPERATIONS:
  Net investment income (loss) ............         $    (50,806)         $    (50,174)
  Realized gain (loss) ....................             (275,145)              682,272
  Change in unrealized gain (loss)
    on investments ........................           (4,326,470)             (913,195)
                                                    ------------          ------------

    Net increase (decrease) in net assets
      resulting from operations ...........           (4,652,421)             (281,097)
                                                    ------------          ------------

UNIT TRANSACTIONS:
  Participant purchase payments ...........            3,254,027             5,142,443
  Participant transfers from other
    funding options .......................            7,988,211             6,409,267
  Administrative charges ..................               (3,973)               (1,134)
  Contract surrenders .....................             (675,881)             (164,791)
  Participant transfers to other
    funding options .......................           (2,378,301)             (783,005)
  Other payments to participants ..........              (82,765)              (80,838)
                                                    ------------          ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....            8,101,318            10,521,942
                                                    ------------          ------------

      Net increase (decrease) in net assets            3,448,897            10,240,845

NET ASSETS:
    Beginning of year .....................           13,803,295             3,562,450
                                                    ------------          ------------
    End of year ...........................         $ 17,252,192          $ 13,803,295
                                                    ============          ============

                        See Notes to Financial Statements
                                      -38-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                  EMERGING GROWTH FUND - CLASS I     GROWTH & INCOME FUND - CLASS I
                                                  ------------------------------     ------------------------------
                                                        2002              2001             2002              2001
                                                    -----------          -----         -----------          -----
OPERATIONS:
  Net investment income (loss) ............         $        (7)         $  --         $       (39)         $  --
  Realized gain (loss) ....................                  --             --                   2             --
  Change in unrealized gain (loss)
    on investments ........................                 (50)            --                 474             --
                                                    -----------          -----         -----------          -----

    Net increase (decrease) in net assets
      resulting from operations ...........                 (57)            --                 437             --
                                                    -----------          -----         -----------          -----

UNIT TRANSACTIONS:
  Participant purchase payments ...........               1,812             --              12,260             --
  Participant transfers from other
    funding options .......................                 253             --                 222             --
  Administrative charges ..................                  --             --                  --             --
  Contract surrenders .....................                  --             --                  --             --
  Participant transfers to other
    funding options .......................                  --             --                  --             --
  Other payments to participants ..........                  --             --                  --             --
                                                    -----------          -----         -----------          -----

    Net increase (decrease) in net assets
      resulting from unit transactions ....               2,065             --              12,482             --
                                                    -----------          -----         -----------          -----

      Net increase (decrease) in net assets               2,008             --              12,919             --

NET ASSETS:
    Beginning of year .....................                  --             --                  --             --
                                                    -----------          -----         -----------          -----
    End of year ...........................         $     2,008          $  --         $    12,919          $  --
                                                    ===========          =====         ===========          =====

                                                    AGGRESSIVE GROWTH PORTFOLIO -           BALANCED PORTFOLIO - SERVICE
                                                           SERVICE SHARES                                SHARES
                                                   --------------------------------         ----------------------------
                                                       2002                 2001                 2002              2001
                                                   -----------          -----------          -----------          -----
OPERATIONS:
  Net investment income (loss) ............        $   (29,465)         $   (40,165)         $     1,454          $  --
  Realized gain (loss) ....................           (469,159)            (874,961)                  22             --
  Change in unrealized gain (loss)
    on investments ........................           (259,560)            (727,531)              (2,791)            --
                                                   -----------          -----------          -----------          -----

    Net increase (decrease) in net assets
      resulting from operations ...........           (758,184)          (1,642,657)              (1,315)            --
                                                   -----------          -----------          -----------          -----

UNIT TRANSACTIONS:
  Participant purchase payments ...........            146,351              718,946              162,763             --
  Participant transfers from other
    funding options .......................            383,923            2,112,294               18,631             --
  Administrative charges ..................               (889)                (647)                  (1)            --
  Contract surrenders .....................           (119,077)             (81,877)                  --             --
  Participant transfers to other
    funding options .......................           (351,545)          (1,331,963)                  --             --
  Other payments to participants ..........            (83,705)                (186)                  --             --
                                                   -----------          -----------          -----------          -----

    Net increase (decrease) in net assets
      resulting from unit transactions ....            (24,942)           1,416,567              181,393             --
                                                   -----------          -----------          -----------          -----

      Net increase (decrease) in net assets           (783,126)            (226,090)             180,078             --

NET ASSETS:
    Beginning of year .....................          2,538,938            2,765,028                   --             --
                                                   -----------          -----------          -----------          -----
    End of year ...........................        $ 1,755,812          $ 2,538,938          $   180,078          $  --
                                                   ===========          ===========          ===========          =====

                        See Notes to Financial Statements
                                      -39-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                  GLOBAL LIFE SCIENCES PORTFOLIO -            GLOBAL TECHNOLOGY PORTFOLIO -
                                                           SERVICE SHARES                             SERVICE SHARES
                                                  --------------------------------            -----------------------------
                                                      2002                   2001               2002                   2001
                                                    --------                -----             --------                -----
OPERATIONS:
  Net investment income (loss) ............         $     (3)               $  --             $    (39)               $  --
  Realized gain (loss) ....................               --                   --                   --                   --
  Change in unrealized gain (loss)
    on investments ........................              (55)                  --                 (278)                  --
                                                    --------                -----             --------                -----

    Net increase (decrease) in net assets
      resulting from operations ...........              (58)                  --                 (317)                  --
                                                    --------                -----             --------                -----

UNIT TRANSACTIONS:
  Participant purchase payments ...........              263                   --                5,263                   --
  Participant transfers from other
    funding options .......................            1,513                   --                1,286                   --
  Administrative charges ..................               --                   --                   --                   --
  Contract surrenders .....................               --                   --                   --                   --
  Participant transfers to other
    funding options .......................               --                   --                   --                   --
  Other payments to participants ..........               --                   --                   --                   --
                                                    --------                -----             --------                -----

    Net increase (decrease) in net assets
      resulting from unit transactions ....            1,776                   --                6,549                   --
                                                    --------                -----             --------                -----

      Net increase (decrease) in net assets            1,718                   --                6,232                   --

NET ASSETS:
    Beginning of year .....................               --                   --                   --                   --
                                                    --------                -----             --------                -----
    End of year ...........................         $  1,718                $  --             $  6,232                $  --
                                                    ========                =====             ========                =====

                                                    WORLDWIDE GROWTH PORTFOLIO -
                                                           SERVICE SHARES
                                                    ----------------------------
                                                      2002                 2001
                                                    --------              -----
OPERATIONS:
  Net investment income (loss) ............         $   (298)             $  --
  Realized gain (loss) ....................              (29)                --
  Change in unrealized gain (loss)
    on investments ........................           (4,342)                --
                                                    --------              -----

    Net increase (decrease) in net assets
      resulting from operations ...........           (4,669)                --
                                                    --------              -----

UNIT TRANSACTIONS:
  Participant purchase payments ...........           91,164                 --
  Participant transfers from other
    funding options .......................            2,234                 --
  Administrative charges ..................               --                 --
  Contract surrenders .....................             (500)                --
  Participant transfers to other
    funding options .......................               --                 --
  Other payments to participants ..........               --                 --
                                                    --------              -----

    Net increase (decrease) in net assets
      resulting from unit transactions ....           92,898                 --
                                                    --------              -----

      Net increase (decrease) in net assets           88,229                 --

NET ASSETS:
    Beginning of year .....................               --                 --
                                                    --------              -----
    End of year ...........................         $ 88,229              $  --
                                                    ========              =====

                        See Notes to Financial Statements
                                      -40-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                          TOTAL RETURN PORTFOLIO -                PUTNAM VT INTERNATIONAL GROWTH
                                                            ADMINISTRATIVE CLASS                      FUND - CLASS IB SHARES
                                                    ----------------------------------          ----------------------------------
                                                        2002                  2001                  2002                  2001
                                                    ------------          ------------          ------------          ------------
OPERATIONS:
  Net investment income (loss) ............         $    293,503          $     25,099          $     (8,170)         $     (5,794)
  Realized gain (loss) ....................              304,317                64,971                97,529               322,793
  Change in unrealized gain (loss)
    on investments ........................              441,783               (60,887)               (9,045)                6,490
                                                    ------------          ------------          ------------          ------------

    Net increase (decrease) in net assets
      resulting from operations ...........            1,039,603                29,183                80,314               323,489
                                                    ------------          ------------          ------------          ------------

UNIT TRANSACTIONS:
  Participant purchase payments ...........            4,840,611             1,656,833               395,307               151,879
  Participant transfers from other
    funding options .......................           19,847,817             2,086,186            28,193,380            52,528,649
  Administrative charges ..................               (1,825)                  (25)                 (108)                   (6)
  Contract surrenders .....................             (833,899)              (84,416)              (39,755)                  (63)
  Participant transfers to other
    funding options .......................           (2,890,176)              (36,884)          (28,061,674)          (52,792,826)
  Other payments to participants ..........             (106,093)                   --                    --                    --
                                                    ------------          ------------          ------------          ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....           20,856,435             3,621,694               487,150              (112,367)
                                                    ------------          ------------          ------------          ------------

      Net increase (decrease) in net assets           21,896,038             3,650,877               567,464               211,122

NET ASSETS:
    Beginning of year .....................            3,650,877                    --               211,122                    --
                                                    ------------          ------------          ------------          ------------
    End of year ...........................         $ 25,546,915          $  3,650,877          $    778,586          $    211,122
                                                    ============          ============          ============          ============

                                                     PUTNAM VT SMALL CAP VALUE FUND                 PUTNAM VT VOYAGER II FUND -
                                                           - CLASS IB SHARES                             CLASS IB SHARES
                                                   ----------------------------------          ----------------------------------
                                                       2002                  2001                  2002                  2001
                                                   ------------          ------------          ------------          ------------
OPERATIONS:
  Net investment income (loss) ............        $    (20,691)         $     (1,449)         $     (2,039)         $       (233)
  Realized gain (loss) ....................             (80,854)              (11,882)               (5,715)                  (11)
  Change in unrealized gain (loss)
    on investments ........................            (305,728)               31,076               (40,436)                1,115
                                                   ------------          ------------          ------------          ------------

    Net increase (decrease) in net assets
      resulting from operations ...........            (407,273)               17,745               (48,190)                  871
                                                   ------------          ------------          ------------          ------------

UNIT TRANSACTIONS:
  Participant purchase payments ...........           1,124,287               195,611                22,807                28,609
  Participant transfers from other
    funding options .......................           1,338,073               344,210               212,756                54,981
  Administrative charges ..................                (242)                  (11)                  (16)                   (1)
  Contract surrenders .....................            (136,363)               (4,205)               (2,609)                  (67)
  Participant transfers to other
    funding options .......................            (602,551)              (63,602)              (21,250)                   --
  Other payments to participants ..........                  --                    --                    --                    --
                                                   ------------          ------------          ------------          ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....           1,723,204               472,003               211,688                83,522
                                                   ------------          ------------          ------------          ------------

      Net increase (decrease) in net assets           1,315,931               489,748               163,498                84,393

NET ASSETS:
    Beginning of year .....................             489,748                    --                84,393                    --
                                                   ------------          ------------          ------------          ------------
    End of year ...........................        $  1,805,679          $    489,748          $    247,891          $     84,393
                                                   ============          ============          ============          ============

                        See Notes to Financial Statements
                                      -41-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                          CAPITAL FUND - CLASS I                   INVESTORS FUND - CLASS I
                                                    --------------------------------          --------------------------------
                                                        2002                 2001                 2002                 2001
                                                    -----------          -----------          -----------          -----------
OPERATIONS:
  Net investment income (loss) ............         $   (73,264)         $    (7,567)         $    (5,567)         $      (751)
  Realized gain (loss) ....................            (405,314)              15,879             (207,907)             (13,935)
  Change in unrealized gain (loss)
    on investments ........................          (1,897,790)               7,229             (885,680)             (71,778)
                                                    -----------          -----------          -----------          -----------

    Net increase (decrease) in net assets
      resulting from operations ...........          (2,376,368)              15,541           (1,099,154)             (86,464)
                                                    -----------          -----------          -----------          -----------

UNIT TRANSACTIONS:
  Participant purchase payments ...........           2,157,435            1,578,413              873,313            1,248,165
  Participant transfers from other
    funding options .......................           3,851,801            2,845,612            1,664,726            2,313,805
  Administrative charges ..................              (1,727)                (475)                (891)                (321)
  Contract surrenders .....................            (250,025)             (64,839)            (197,876)             (71,149)
  Participant transfers to other
    funding options .......................          (1,650,298)            (620,582)            (765,672)            (735,415)
  Other payments to participants ..........             (53,301)                (669)              (3,595)                  --
                                                    -----------          -----------          -----------          -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ....           4,053,885            3,737,460            1,570,005            2,755,085
                                                    -----------          -----------          -----------          -----------

      Net increase (decrease) in net assets           1,677,517            3,753,001              470,851            2,668,621

NET ASSETS:
    Beginning of year .....................           5,775,761            2,022,760            3,557,936              889,315
                                                    -----------          -----------          -----------          -----------
    End of year ...........................         $ 7,453,278          $ 5,775,761          $ 4,028,787          $ 3,557,936
                                                    ===========          ===========          ===========          ===========

                                                    LARGE CAP GROWTH FUND - CLASS I
                                                    -------------------------------
                                                          2002              2001
                                                      -----------          -----
OPERATIONS:
  Net investment income (loss) ............           $       (35)         $  --
  Realized gain (loss) ....................                     1             --
  Change in unrealized gain (loss)
    on investments ........................                  (219)            --
                                                      -----------          -----

    Net increase (decrease) in net assets
      resulting from operations ...........                  (253)            --
                                                      -----------          -----

UNIT TRANSACTIONS:
  Participant purchase payments ...........                 5,239             --
  Participant transfers from other
    funding options .......................                10,424             --
  Administrative charges ..................                    --             --
  Contract surrenders .....................                    --             --
  Participant transfers to other
    funding options .......................                    --             --
  Other payments to participants ..........                    --             --
                                                      -----------          -----

    Net increase (decrease) in net assets
      resulting from unit transactions ....                15,663             --
                                                      -----------          -----

      Net increase (decrease) in net assets                15,410             --

NET ASSETS:
    Beginning of year .....................                    --             --
                                                      -----------          -----
    End of year ...........................           $    15,410          $  --
                                                      ===========          =====

                        See Notes to Financial Statements
                                      -42-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                                 SMITH BARNEY LARGE CAP CORE
                                                     SMALL CAP GROWTH FUND - CLASS I                     PORTFOLIO
                                                    --------------------------------          --------------------------------
                                                        2002                 2001                 2002                 2001
                                                    -----------          -----------          -----------          -----------
OPERATIONS:
  Net investment income (loss) ............         $   (21,201)         $   (16,040)         $    (1,464)         $      (339)
  Realized gain (loss) ....................            (172,872)             (28,274)             (11,612)                 (11)
  Change in unrealized gain (loss)
    on investments ........................            (458,909)             (55,073)             (46,096)               2,180
                                                    -----------          -----------          -----------          -----------

    Net increase (decrease) in net assets
      resulting from operations ...........            (652,982)             (99,387)             (59,172)               1,830
                                                    -----------          -----------          -----------          -----------

UNIT TRANSACTIONS:
  Participant purchase payments ...........             308,028              159,430               17,584               40,867
  Participant transfers from other
    funding options .......................             837,549              327,336              272,883               77,041
  Administrative charges ..................                (428)                (239)                 (73)                  (2)
  Contract surrenders .....................             (82,180)             (15,086)              (1,225)                  (2)
  Participant transfers to other
    funding options .......................            (411,419)            (166,781)             (80,967)              (3,336)
  Other payments to participants ..........                  --                   --                   --                   --
                                                    -----------          -----------          -----------          -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ....             651,550              304,660              208,202              114,568
                                                    -----------          -----------          -----------          -----------

      Net increase (decrease) in net assets              (1,432)             205,273              149,030              116,398

NET ASSETS:
    Beginning of year .....................           1,331,804            1,126,531              116,398                   --
                                                    -----------          -----------          -----------          -----------
    End of year ...........................         $ 1,330,372          $ 1,331,804          $   265,428          $   116,398
                                                    ===========          ===========          ===========          ===========

                                                     SMITH BARNEY PREMIER SELECTIONS      MULTIPLE DISCIPLINE PORTFOLIO - ALL
                                                        ALL CAP GROWTH PORTFOLIO                 CAP GROWTH AND VALUE
                                                    --------------------------------      -----------------------------------
                                                        2002                 2001                 2002              2001
                                                    -----------          -----------          -----------          -----
OPERATIONS:
  Net investment income (loss) ............         $   (12,377)         $      (711)         $    (2,325)         $  --
  Realized gain (loss) ....................             (34,130)                 (30)                  55             --
  Change in unrealized gain (loss)
    on investments ........................            (200,965)               8,855               (1,079)            --
                                                    -----------          -----------          -----------          -----

    Net increase (decrease) in net assets
      resulting from operations ...........            (247,472)               8,114               (3,349)            --
                                                    -----------          -----------          -----------          -----

UNIT TRANSACTIONS:
  Participant purchase payments ...........             367,642               76,034              715,308             --
  Participant transfers from other
    funding options .......................             865,384              114,666              708,278             --
  Administrative charges ..................                 (59)                  (8)                  --             --
  Contract surrenders .....................             (14,399)                (622)                  --             --
  Participant transfers to other
    funding options .......................            (164,123)                  --              (48,800)            --
  Other payments to participants ..........                  --                   --                   --             --
                                                    -----------          -----------          -----------          -----

    Net increase (decrease) in net assets
      resulting from unit transactions ....           1,054,445              190,070            1,374,786             --
                                                    -----------          -----------          -----------          -----

      Net increase (decrease) in net assets             806,973              198,184            1,371,437             --

NET ASSETS:
    Beginning of year .....................             198,184                   --                   --             --
                                                    -----------          -----------          -----------          -----
    End of year ...........................         $ 1,005,157          $   198,184          $ 1,371,437          $  --
                                                    ===========          ===========          ===========          =====

                        See Notes to Financial Statements
                                      -43-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                    MULTIPLE DISCIPLINE PORTFOLIO -
                                                      BALANCED ALL CAP GROWTH AND            MULTIPLE DISCIPLINE PORTFOLIO -
                                                                 VALUE                       GLOBAL ALL CAP GROWTH AND VALUE
                                                    -------------------------------          -------------------------------
                                                        2002                2001                 2002                 2001
                                                    -----------            -------           -----------            -------
OPERATIONS:
  Net investment income (loss) ............         $    (1,928)           $    --           $      (652)           $    --
  Realized gain (loss) ....................                   1                 --                   183                 --
  Change in unrealized gain (loss)
    on investments ........................             (21,059)                --                (6,384)                --
                                                    -----------            -------           -----------            -------

    Net increase (decrease) in net assets
      resulting from operations ...........             (22,986)                --                (6,853)                --
                                                    -----------            -------           -----------            -------

UNIT TRANSACTIONS:
  Participant purchase payments ...........             564,866                 --               200,141                 --
  Participant transfers from other
    funding options .......................             851,784                 --               136,076                 --
  Administrative charges ..................                  --                 --                    --                 --
  Contract surrenders .....................                (531)                --               (11,500)                --
  Participant transfers to other
    funding options .......................                  --                 --               (39,782)                --
  Other payments to participants ..........                  --                 --                    --                 --
                                                    -----------            -------           -----------            -------

    Net increase (decrease) in net assets
      resulting from unit transactions ....           1,416,119                 --               284,935                 --
                                                    -----------            -------           -----------            -------

      Net increase (decrease) in net assets           1,393,133                 --               278,082                 --

NET ASSETS:
    Beginning of year .....................                  --                 --                    --                 --
                                                    -----------            -------           -----------            -------
    End of year ...........................         $ 1,393,133            $    --           $   278,082            $    --
                                                    ===========            =======           ===========            =======

                                                    MULTIPLE DISCIPLINE PORTFOLIO -
                                                      LARGE CAP GROWTH AND VALUE
                                                    -------------------------------
                                                        2002                 2001
                                                    -----------            -------
OPERATIONS:
  Net investment income (loss) ............         $      (184)           $    --
  Realized gain (loss) ....................                  38                 --
  Change in unrealized gain (loss)
    on investments ........................              (1,806)                --
                                                    -----------            -------

    Net increase (decrease) in net assets
      resulting from operations ...........              (1,952)                --
                                                    -----------            -------

UNIT TRANSACTIONS:
  Participant purchase payments ...........              30,963                 --
  Participant transfers from other
    funding options .......................              80,362                 --
  Administrative charges ..................                  --                 --
  Contract surrenders .....................                  --                 --
  Participant transfers to other
    funding options .......................                  --                 --
  Other payments to participants ..........                  --                 --
                                                    -----------            -------

    Net increase (decrease) in net assets
      resulting from unit transactions ....             111,325                 --
                                                    -----------            -------

      Net increase (decrease) in net assets             109,373                 --

NET ASSETS:
    Beginning of year .....................                  --                 --
                                                    -----------            -------
    End of year ...........................         $   109,373            $    --
                                                    ===========            =======

                        See Notes to Financial Statements
                                      -44-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                                DISCIPLINED MID CAP STOCK
                                                   CONVERTIBLE SECURITIES PORTFOLIO                     PORTFOLIO
                                                   --------------------------------          ------------------------------
                                                        2002                 2001                2002                 2001
                                                    -----------            -------           -----------            -------
OPERATIONS:
  Net investment income (loss) ............         $     7,389            $    --           $       (58)           $    --
  Realized gain (loss) ....................                 365                 --                  (608)                --
  Change in unrealized gain (loss)
    on investments ........................                 130                 --                  (671)                --
                                                    -----------            -------           -----------            -------

    Net increase (decrease) in net assets
      resulting from operations ...........               7,884                 --                (1,337)                --
                                                    -----------            -------           -----------            -------

UNIT TRANSACTIONS:
  Participant purchase payments ...........             117,594                 --                55,702                 --
  Participant transfers from other
    funding options .......................              66,969                 --                34,311                 --
  Administrative charges ..................                  (1)                --                    (2)                --
  Contract surrenders .....................                (709)                --                   (22)                --
  Participant transfers to other
    funding options .......................              (7,696)                --                    --                 --
  Other payments to participants ..........                  --                 --                    --                 --
                                                    -----------            -------           -----------            -------

    Net increase (decrease) in net assets
      resulting from unit transactions ....             176,157                 --                89,989                 --
                                                    -----------            -------           -----------            -------

      Net increase (decrease) in net assets             184,041                 --                88,652                 --

NET ASSETS:
    Beginning of year .....................                  --                 --                    --                 --
                                                    -----------            -------           -----------            -------
    End of year ...........................         $   184,041            $    --           $    88,652            $    --
                                                    ===========            =======           ===========            =======

                                                     DISCIPLINED SMALL CAP STOCK
                                                              PORTFOLIO                        EQUITY INCOME PORTFOLIO
                                                     ---------------------------          --------------------------------
                                                       2002              2001                 2002                 2001
                                                     -------         -----------          -----------          -----------
OPERATIONS:
  Net investment income (loss) ............          $    --         $    (2,990)         $    (5,605)         $     2,016
  Realized gain (loss) ....................               --             (45,034)             (80,486)                (267)
  Change in unrealized gain (loss)
    on investments ........................               --               7,283             (544,883)            (147,094)
                                                     -------         -----------          -----------          -----------

    Net increase (decrease) in net assets
      resulting from operations ...........               --             (40,741)            (630,974)            (145,345)
                                                     -------         -----------          -----------          -----------

UNIT TRANSACTIONS:
  Participant purchase payments ...........               --              78,745            1,013,056              661,659
  Participant transfers from other
    funding options .......................               --             189,294            1,588,214            1,267,776
  Administrative charges ..................               --                 (59)                (895)                (354)
  Contract surrenders .....................               --              (2,212)            (177,345)             (62,066)
  Participant transfers to other
    funding options .......................               --            (440,560)            (540,562)            (159,994)
  Other payments to participants ..........               --                  --               (6,928)             (70,519)
                                                     -------         -----------          -----------          -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ....               --            (174,792)           1,875,540            1,636,502
                                                     -------         -----------          -----------          -----------

      Net increase (decrease) in net assets               --            (215,533)           1,244,566            1,491,157

NET ASSETS:
    Beginning of year .....................               --             215,533            2,878,168            1,387,011
                                                     -------         -----------          -----------          -----------
    End of year ...........................          $    --         $        --          $ 4,122,734          $ 2,878,168
                                                     =======         ===========          ===========          ===========

                        See Notes to Financial Statements
                                      -45-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                   FEDERATED HIGH YIELD PORTFOLIO         FEDERATED STOCK PORTFOLIO
                                                   ------------------------------        ---------------------------
                                                        2002               2001              2002              2001
                                                    -----------          -------         -----------         -------
OPERATIONS:
  Net investment income (loss) ............         $    14,642          $    --         $       127         $    --
  Realized gain (loss) ....................                (397)              --                   1              --
  Change in unrealized gain (loss)
    on investments ........................             (11,220)              --                 201              --
                                                    -----------          -------         -----------         -------

    Net increase (decrease) in net assets
      resulting from operations ...........               3,025               --                 329              --
                                                    -----------          -------         -----------         -------

UNIT TRANSACTIONS:
  Participant purchase payments ...........             179,251               --              12,488              --
  Participant transfers from other
    funding options .......................               7,549               --                 814              --
  Administrative charges ..................                  (1)              --                  --              --
  Contract surrenders .....................              (1,035)              --                  --              --
  Participant transfers to other
    funding options .......................              (9,779)              --                  --              --
  Other payments to participants ..........                  --               --                  --              --
                                                    -----------          -------         -----------         -------

    Net increase (decrease) in net assets
      resulting from unit transactions ....             175,985               --              13,302              --
                                                    -----------          -------         -----------         -------

      Net increase (decrease) in net assets             179,010               --              13,631              --

NET ASSETS:
    Beginning of year .....................                  --               --                  --              --
                                                    -----------          -------         -----------         -------
    End of year ...........................         $   179,010          $    --         $    13,631         $    --
                                                    ===========          =======         ===========         =======

                                                           LARGE CAP PORTFOLIO
                                                    --------------------------------
                                                        2002                 2001
                                                    -----------          -----------
OPERATIONS:
  Net investment income (loss) ............         $   (27,040)         $   (19,862)
  Realized gain (loss) ....................            (258,969)             (95,545)
  Change in unrealized gain (loss)
    on investments ........................            (553,263)            (406,926)
                                                    -----------          -----------

    Net increase (decrease) in net assets
      resulting from operations ...........            (839,272)            (522,333)
                                                    -----------          -----------

UNIT TRANSACTIONS:
  Participant purchase payments ...........             231,204              324,261
  Participant transfers from other
    funding options .......................             658,843            1,512,830
  Administrative charges ..................                (891)                (605)
  Contract surrenders .....................             (76,794)             (61,684)
  Participant transfers to other
    funding options .......................            (479,049)            (298,185)
  Other payments to participants ..........              (2,462)            (101,519)
                                                    -----------          -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ....             330,851            1,375,098
                                                    -----------          -----------

      Net increase (decrease) in net assets            (508,421)             852,765

NET ASSETS:
    Beginning of year .....................           3,172,229            2,319,464
                                                    -----------          -----------
    End of year ...........................         $ 2,663,808          $ 3,172,229
                                                    ===========          ===========

                        See Notes to Financial Statements
                                      -46-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                     LAZARD INTERNATIONAL STOCK
                                                              PORTFOLIO                    MFS EMERGING GROWTH PORTFOLIO
                                                    ----------------------------         --------------------------------
                                                        2002               2001              2002                 2001
                                                    -----------          -------         -----------          -----------
OPERATIONS:
  Net investment income (loss) ............         $       425          $    --         $   (60,487)         $   (79,436)
  Realized gain (loss) ....................                (315)              --          (1,336,075)             521,641
  Change in unrealized gain (loss)
    on investments ........................                (438)              --            (592,053)          (3,358,210)
                                                    -----------          -------         -----------          -----------

    Net increase (decrease) in net assets
      resulting from operations ...........                (328)              --          (1,988,615)          (2,916,005)
                                                    -----------          -------         -----------          -----------

UNIT TRANSACTIONS:
  Participant purchase payments ...........              52,937               --             444,303              993,275
  Participant transfers from other
    funding options .......................               6,347               --             546,031            1,763,725
  Administrative charges ..................                  --               --              (1,636)              (1,558)
  Contract surrenders .....................                 (12)              --            (105,468)            (164,436)
  Participant transfers to other
    funding options .......................             (20,097)              --            (948,584)          (1,007,118)
  Other payments to participants ..........                  --               --             (44,731)             (73,985)
                                                    -----------          -------         -----------          -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ....              39,175               --            (110,085)           1,509,903
                                                    -----------          -------         -----------          -----------

      Net increase (decrease) in net assets              38,847               --          (2,098,700)          (1,406,102)

NET ASSETS:
    Beginning of year .....................                  --               --           5,500,796            6,906,898
                                                    -----------          -------         -----------          -----------
    End of year ...........................         $    38,847          $    --         $ 3,402,096          $ 5,500,796
                                                    ===========          =======         ===========          ===========

                                                    MFS MID CAP GROWTH PORTFOLIO               MFS RESEARCH PORTFOLIO
                                                    ----------------------------         --------------------------------
                                                        2002               2001              2002                 2001
                                                    -----------          -------         -----------          -----------
OPERATIONS:
  Net investment income (loss) ............         $      (342)         $    --         $   (14,966)         $   (25,541)
  Realized gain (loss) ....................                 103               --            (213,067)              64,883
  Change in unrealized gain (loss)
    on investments ........................              (2,642)              --            (343,441)            (551,860)
                                                    -----------          -------         -----------          -----------

    Net increase (decrease) in net assets
      resulting from operations ...........              (2,881)              --            (571,474)            (512,518)
                                                    -----------          -------         -----------          -----------

UNIT TRANSACTIONS:
  Participant purchase payments ...........              70,024               --             216,488              421,081
  Participant transfers from other
    funding options .......................              78,771               --             315,378              651,279
  Administrative charges ..................                  (9)              --                (539)                (420)
  Contract surrenders .....................              (1,144)              --            (111,969)             (63,303)
  Participant transfers to other
    funding options .......................             (20,158)              --            (262,559)            (122,778)
  Other payments to participants ..........                  --               --              (2,730)                  --
                                                    -----------          -------         -----------          -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ....             127,484               --             154,069              885,859
                                                    -----------          -------         -----------          -----------

      Net increase (decrease) in net assets             124,603               --            (417,405)             373,341

NET ASSETS:
    Beginning of year .....................                  --               --           2,066,689            1,693,348
                                                    -----------          -------         -----------          -----------
    End of year ...........................         $   124,603          $    --         $ 1,649,284          $ 2,066,689
                                                    ===========          =======         ===========          ===========

                        See Notes to Financial Statements
                                      -47-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                     STRATEGIC STOCK PORTFOLIO         TRAVELERS QUALITY BOND PORTFOLIO
                                                    ---------------------------        --------------------------------
                                                      2002              2001                 2002               2001
                                                    -------         -----------          -----------          -------
OPERATIONS:
  Net investment income (loss) ............         $    --         $    10,777          $    28,382          $    --
  Realized gain (loss) ....................              --             (13,354)               7,388               --
  Change in unrealized gain (loss)
    on investments ........................              --             (23,778)             (18,859)              --
                                                    -------         -----------          -----------          -------

    Net increase (decrease) in net assets
      resulting from operations ...........              --             (26,355)              16,911               --
                                                    -------         -----------          -----------          -------

UNIT TRANSACTIONS:
  Participant purchase payments ...........              --              18,747              403,454               --
  Participant transfers from other
    funding options .......................              --             118,600              186,578               --
  Administrative charges ..................              --                 (43)                  (2)              --
  Contract surrenders .....................              --              (4,514)              (2,127)              --
  Participant transfers to other
    funding options .......................              --            (416,594)              (8,153)              --
  Other payments to participants ..........              --                  --                   --               --
                                                    -------         -----------          -----------          -------

    Net increase (decrease) in net assets
      resulting from unit transactions ....              --            (283,804)             579,750               --
                                                    -------         -----------          -----------          -------

      Net increase (decrease) in net assets              --            (310,159)             596,661               --

NET ASSETS:
    Beginning of year .....................              --             310,159                   --               --
                                                    -------         -----------          -----------          -------
    End of year ...........................         $    --         $        --          $   596,661          $    --
                                                    =======         ===========          ===========          =======

                                                         AIM CAPITAL APPRECIATION
                                                                PORTFOLIO
                                                     --------------------------------
                                                         2002                 2001
                                                     -----------          -----------
OPERATIONS:
  Net investment income (loss) ............          $   (29,783)         $    (8,764)
  Realized gain (loss) ....................              (33,699)               3,582
  Change in unrealized gain (loss)
    on investments ........................             (549,348)             (52,061)
                                                     -----------          -----------

    Net increase (decrease) in net assets
      resulting from operations ...........             (612,830)             (57,243)
                                                     -----------          -----------

UNIT TRANSACTIONS:
  Participant purchase payments ...........              216,303              210,138
  Participant transfers from other
    funding options .......................              774,037            1,721,893
  Administrative charges ..................                 (132)                 (12)
  Contract surrenders .....................              (21,681)              (1,659)
  Participant transfers to other
    funding options .......................             (126,363)             (19,272)
  Other payments to participants ..........                   --                   --
                                                     -----------          -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ....              842,164            1,911,088
                                                     -----------          -----------

      Net increase (decrease) in net assets              229,334            1,853,845

NET ASSETS:
    Beginning of year .....................            1,853,845                   --
                                                     -----------          -----------
    End of year ...........................          $ 2,083,179          $ 1,853,845
                                                     ===========          ===========

                        See Notes to Financial Statements
                                      -48-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                         ALLIANCE GROWTH PORTFOLIO                   MFS TOTAL RETURN PORTFOLIO
                                                    ----------------------------------          ----------------------------------
                                                        2002                  2001                  2002                  2001
                                                    ------------          ------------          ------------          ------------
OPERATIONS:
  Net investment income (loss) ............         $    (59,848)         $   (109,338)         $  1,032,639          $    111,610
  Realized gain (loss) ....................           (1,153,904)              865,196               679,388               220,903
  Change in unrealized gain (loss)
    on investments ........................           (2,150,525)           (2,339,247)           (2,930,689)             (415,468)
                                                    ------------          ------------          ------------          ------------

    Net increase (decrease) in net assets
      resulting from operations ...........           (3,364,277)           (1,583,389)           (1,218,662)              (82,955)
                                                    ------------          ------------          ------------          ------------

UNIT TRANSACTIONS:
  Participant purchase payments ...........              641,535             1,340,741             3,455,200             3,496,027
  Participant transfers from other
    funding options .......................              922,067             2,915,968             9,626,384             7,002,101
  Administrative charges ..................               (3,123)               (2,801)               (3,849)               (1,554)
  Contract surrenders .....................             (267,257)             (334,588)             (792,020)             (250,119)
  Participant transfers to other
    funding options .......................           (1,162,723)           (1,375,035)           (1,970,231)           (1,971,575)
  Other payments to participants ..........              (52,064)              (64,526)             (201,988)             (214,361)
                                                    ------------          ------------          ------------          ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....               78,435             2,479,759            10,113,496             8,060,519
                                                    ------------          ------------          ------------          ------------

      Net increase (decrease) in net assets           (3,285,842)              896,370             8,894,834             7,977,564

NET ASSETS:
    Beginning of year .....................            9,566,439             8,670,069            12,853,987             4,876,423
                                                    ------------          ------------          ------------          ------------
    End of year ...........................         $  6,280,597          $  9,566,439          $ 21,748,821          $ 12,853,987
                                                    ============          ============          ============          ============

                                                      SMITH BARNEY AGGRESSIVE GROWTH                  SMITH BARNEY HIGH INCOME
                                                                PORTFOLIO                                    PORTFOLIO
                                                    ----------------------------------          ----------------------------------
                                                        2002                  2001                  2002                  2001
                                                    ------------          ------------          ------------          ------------
OPERATIONS:
  Net investment income (loss) ............         $   (316,846)         $   (228,788)         $  1,070,774          $    266,891
  Realized gain (loss) ....................           (1,446,000)             (153,966)             (124,638)              (55,039)
  Change in unrealized gain (loss)
    on investments ........................           (7,579,676)             (480,046)           (1,151,188)             (374,415)
                                                    ------------          ------------          ------------          ------------

    Net increase (decrease) in net assets
      resulting from operations ...........           (9,342,522)             (862,800)             (205,052)             (162,563)
                                                    ------------          ------------          ------------          ------------

UNIT TRANSACTIONS:
  Participant purchase payments ...........            4,561,907             6,920,170               508,400             1,108,640
  Participant transfers from other
    funding options .......................            7,098,929             7,353,094             1,840,547             1,035,106
  Administrative charges ..................               (6,964)               (4,196)                 (747)                 (366)
  Contract surrenders .....................           (1,058,075)             (495,104)             (169,627)              (89,261)
  Participant transfers to other
    funding options .......................           (3,103,403)           (1,624,707)             (504,627)             (515,386)
  Other payments to participants ..........             (144,101)              (91,311)             (125,212)               (9,225)
                                                    ------------          ------------          ------------          ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....            7,348,293            12,057,946             1,548,734             1,529,508
                                                    ------------          ------------          ------------          ------------

      Net increase (decrease) in net assets           (1,994,229)           11,195,146             1,343,682             1,366,945

NET ASSETS:
    Beginning of year .....................           22,415,759            11,220,613             3,303,509             1,936,564
                                                    ------------          ------------          ------------          ------------
    End of year ...........................         $ 20,421,530          $ 22,415,759          $  4,647,191          $  3,303,509
                                                    ============          ============          ============          ============

                        See Notes to Financial Statements
                                      -49-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                      SMITH BARNEY INTERNATIONAL ALL               SMITH BARNEY LARGE CAP VALUE
                                                          CAP GROWTH PORTFOLIO                              PORTFOLIO
                                                    ----------------------------------          ----------------------------------
                                                        2002                  2001                  2002                  2001
                                                    ------------          ------------          ------------          ------------
OPERATIONS:
  Net investment income (loss) ............         $     (4,354)         $    (46,804)         $    199,915          $         91
  Realized gain (loss) ....................             (142,938)           (1,440,997)             (295,578)              148,747
  Change in unrealized gain (loss)
    on investments ........................              (83,340)              589,026            (2,235,486)             (694,693)
                                                    ------------          ------------          ------------          ------------

    Net increase (decrease) in net assets
      resulting from operations ...........             (230,632)             (898,775)           (2,331,149)             (545,855)
                                                    ------------          ------------          ------------          ------------

UNIT TRANSACTIONS:
  Participant purchase payments ...........              199,995               387,199               718,174             2,730,805
  Participant transfers from other
    funding options .......................           66,259,647            66,573,643             1,958,227             2,827,104
  Administrative charges ..................                 (867)                 (727)               (1,926)               (1,093)
  Contract surrenders .....................             (115,288)              (62,196)             (257,249)             (351,497)
  Participant transfers to other
    funding options .......................          (64,251,739)          (66,861,354)           (1,078,303)             (621,678)
  Other payments to participants ..........                   --               (15,156)              (57,990)              (11,158)
                                                    ------------          ------------          ------------          ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....            2,091,748                21,409             1,280,933             4,572,483
                                                    ------------          ------------          ------------          ------------

      Net increase (decrease) in net assets            1,861,116              (877,366)           (1,050,216)            4,026,628

NET ASSETS:
    Beginning of year .....................            2,697,839             3,575,205             7,708,689             3,682,061
                                                    ------------          ------------          ------------          ------------
    End of year ...........................         $  4,558,955          $  2,697,839          $  6,658,473          $  7,708,689
                                                    ============          ============          ============          ============

                                                            SMITH BARNEY LARGE
                                                      CAPITALIZATION GROWTH PORTFOLIO
                                                    ----------------------------------
                                                        2002                  2001
                                                    ------------          ------------
OPERATIONS:
  Net investment income (loss) ............         $   (134,318)         $   (152,249)
  Realized gain (loss) ....................           (1,115,523)             (283,184)
  Change in unrealized gain (loss)
    on investments ........................           (2,686,324)           (1,090,304)
                                                    ------------          ------------

    Net increase (decrease) in net assets
      resulting from operations ...........           (3,936,165)           (1,525,737)
                                                    ------------          ------------

UNIT TRANSACTIONS:
  Participant purchase payments ...........            1,511,858             3,146,624
  Participant transfers from other
    funding options .......................            2,546,335             4,183,981
  Administrative charges ..................               (4,302)               (3,194)
  Contract surrenders .....................             (590,227)             (575,500)
  Participant transfers to other
    funding options .......................           (2,543,137)           (1,010,273)
  Other payments to participants ..........              (55,326)             (138,049)
                                                    ------------          ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....              865,201             5,603,589
                                                    ------------          ------------

      Net increase (decrease) in net assets           (3,070,964)            4,077,852

NET ASSETS:
    Beginning of year .....................           13,423,578             9,345,726
                                                    ------------          ------------
    End of year ...........................         $ 10,352,614          $ 13,423,578
                                                    ============          ============

                        See Notes to Financial Statements
                                      -50-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                          SMITH BARNEY MID CAP CORE                  SMITH BARNEY MONEY MARKET
                                                                 PORTFOLIO                                  PORTFOLIO
                                                    ------------------------------------        ----------------------------------
                                                         2002                  2001                  2002                 2001
                                                    -------------          -------------        -------------        -------------
OPERATIONS:
  Net investment income (loss) ............         $     (99,523)         $     (77,359)       $     (54,955)       $     163,049
  Realized gain (loss) ....................              (224,962)              (146,775)                  --                   --
  Change in unrealized gain (loss)
    on investments ........................            (1,420,908)              (355,219)                  --                   --
                                                    -------------          -------------        -------------        -------------

    Net increase (decrease) in net assets
      resulting from operations ...........            (1,745,393)              (579,353)             (54,955)             163,049
                                                    -------------          -------------        -------------        -------------

UNIT TRANSACTIONS:
  Participant purchase payments ...........               885,497              2,017,203            8,139,744           14,092,399
  Participant transfers from other
    funding options .......................             2,071,930              2,568,709          113,351,160          136,340,523
  Administrative charges ..................                (2,108)                (1,042)              (2,758)                (597)
  Contract surrenders .....................              (256,697)              (124,080)          (7,072,035)          (1,402,340)
  Participant transfers to other
    funding options .......................              (933,880)              (729,824)        (111,436,059)        (131,667,345)
  Other payments to participants ..........               (28,169)                (6,715)              (3,714)                  --
                                                    -------------          -------------        -------------        -------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....             1,736,573              3,724,251            2,976,338           17,362,640
                                                    -------------          -------------        -------------        -------------

      Net increase (decrease) in net assets                (8,820)             3,144,898            2,921,383           17,525,689

NET ASSETS:
    Beginning of year .....................             7,262,700              4,117,802           21,554,952            4,029,263
                                                    -------------          -------------        -------------        -------------
    End of year ...........................         $   7,253,880          $   7,262,700        $  24,476,335        $  21,554,952
                                                    =============          =============        =============        =============

                                                         TRAVELERS MANAGED INCOME
                                                                PORTFOLIO                         VAN KAMPEN ENTERPRISE PORTFOLIO
                                                   ------------------------------------        ------------------------------------
                                                        2002                   2001                 2002                   2001
                                                   -------------          -------------        -------------          -------------
OPERATIONS:
  Net investment income (loss) ............        $   1,014,644          $     183,144        $     (15,696)         $     (41,871)
  Realized gain (loss) ....................                7,983                 59,082             (509,907)               246,510
  Change in unrealized gain (loss)
    on investments ........................             (905,697)              (165,295)            (329,474)            (1,106,884)
                                                   -------------          -------------        -------------          -------------

    Net increase (decrease) in net assets
      resulting from operations ...........              116,930                 76,931             (855,077)              (902,245)
                                                   -------------          -------------        -------------          -------------

UNIT TRANSACTIONS:
  Participant purchase payments ...........              711,675                910,862               59,187                239,241
  Participant transfers from other
    funding options .......................            6,333,737             13,541,140              156,471                979,983
  Administrative charges ..................               (1,638)                  (428)              (1,005)                  (891)
  Contract surrenders .....................             (646,950)              (338,697)             (94,912)               (84,725)
  Participant transfers to other
    funding options .......................           (3,213,038)            (7,762,698)            (328,016)              (821,893)
  Other payments to participants ..........             (136,183)                    --              (30,092)               (26,919)
                                                   -------------          -------------        -------------          -------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....            3,047,603              6,350,179             (238,367)               284,796
                                                   -------------          -------------        -------------          -------------

      Net increase (decrease) in net assets            3,164,533              6,427,110           (1,093,444)              (617,449)

NET ASSETS:
    Beginning of year .....................            7,757,520              1,330,410            2,869,859              3,487,308
                                                   -------------          -------------        -------------          -------------
    End of year ...........................        $  10,922,053          $   7,757,520        $   1,776,415          $   2,869,859
                                                   =============          =============        =============          =============

                        See Notes to Financial Statements
                                      -51-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                    COMSTOCK PORTFOLIO - CLASS II          EMERGING GROWTH PORTFOLIO - CLASS
                                                                SHARES                                I SHARES
                                                    -----------------------------         ----------------------------------
                                                        2002                2001              2002                  2001
                                                    ------------          -------         ------------          ------------
OPERATIONS:
  Net investment income (loss) ............         $     (2,750)         $    --         $    (71,976)         $   (114,306)
  Realized gain (loss) ....................               (1,530)              --           (1,325,069)             (563,668)
  Change in unrealized gain (loss)
    on investments ........................               16,482               --           (1,461,927)           (3,025,109)
                                                    ------------          -------         ------------          ------------

    Net increase (decrease) in net assets
      resulting from operations ...........               12,202               --           (2,858,972)           (3,703,083)
                                                    ------------          -------         ------------          ------------

UNIT TRANSACTIONS:
  Participant purchase payments ...........              423,128               --              363,294             1,900,868
  Participant transfers from other
    funding options .......................              147,874               --              446,909             1,704,213
  Administrative charges ..................                  (11)              --               (3,145)               (2,652)
  Contract surrenders .....................               (1,167)              --             (295,249)             (198,835)
  Participant transfers to other
    funding options .......................                   --               --           (1,159,110)             (977,386)
  Other payments to participants ..........                   --               --              (25,733)             (118,962)
                                                    ------------          -------         ------------          ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....              569,824               --             (673,034)            2,307,246
                                                    ------------          -------         ------------          ------------

      Net increase (decrease) in net assets              582,026               --           (3,532,006)           (1,395,837)

NET ASSETS:
    Beginning of year .....................                   --               --            8,711,794            10,107,631
                                                    ------------          -------         ------------          ------------
    End of year ...........................         $    582,026          $    --         $  5,179,788          $  8,711,794
                                                    ============          =======         ============          ============

                                                     ENTERPRISE PORTFOLIO - CLASS II
                                                                 SHARES
                                                     -------------------------------
                                                          2002                2001
                                                      ------------          -------
OPERATIONS:
  Net investment income (loss) ............           $       (251)         $    --
  Realized gain (loss) ....................                     (3)              --
  Change in unrealized gain (loss)
    on investments ........................                 (2,008)              --
                                                      ------------          -------

    Net increase (decrease) in net assets
      resulting from operations ...........                 (2,262)              --
                                                      ------------          -------

UNIT TRANSACTIONS:
  Participant purchase payments ...........                 35,958               --
  Participant transfers from other
    funding options .......................                 22,861               --
  Administrative charges ..................                     --               --
  Contract surrenders .....................                     --               --
  Participant transfers to other
    funding options .......................                     --               --
  Other payments to participants ..........                     --               --
                                                      ------------          -------

    Net increase (decrease) in net assets
      resulting from unit transactions ....                 58,819               --
                                                      ------------          -------

      Net increase (decrease) in net assets                 56,557               --

NET ASSETS:
    Beginning of year .....................                     --               --
                                                      ------------          -------
    End of year ...........................           $     56,557          $    --
                                                      ============          =======

                        See Notes to Financial Statements
                                      -52-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                      SMITH BARNEY SMALL CAP GROWTH           CONTRAFUND(R) PORTFOLIO - SERVICE
                                                         OPPORTUNITIES PORTFOLIO                           CLASS
                                                    --------------------------------          ---------------------------------
                                                        2002                 2001                 2002                 2001
                                                    -----------          -----------          -----------          -----------
OPERATIONS:
  Net investment income (loss) ............         $    (4,503)         $      (306)         $   (26,448)         $   (24,736)
  Realized gain (loss) ....................              (2,980)              (1,080)            (207,843)               6,855
  Change in unrealized gain (loss)
    on investments ........................             (73,812)               7,197             (190,010)            (408,546)
                                                    -----------          -----------          -----------          -----------

    Net increase (decrease) in net assets
      resulting from operations ...........             (81,295)               5,811             (424,301)            (426,427)
                                                    -----------          -----------          -----------          -----------

UNIT TRANSACTIONS:
  Participant purchase payments ...........              71,360               80,082              248,431              691,726
  Participant transfers from other
    funding options .......................             384,020               61,065              920,290              999,238
  Administrative charges ..................                 (74)                  --               (1,052)                (724)
  Contract surrenders .....................             (13,912)              (3,933)            (242,511)            (100,984)
  Participant transfers to other
    funding options .......................             (34,871)             (47,784)            (829,240)            (300,440)
  Other payments to participants ..........                (174)                (446)             (23,631)              (3,918)
                                                    -----------          -----------          -----------          -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ....             406,349               88,984               72,287            1,284,898
                                                    -----------          -----------          -----------          -----------

      Net increase (decrease) in net assets             325,054               94,795             (352,014)             858,471

NET ASSETS:
    Beginning of year .....................              94,795                   --            3,889,889            3,031,418
                                                    -----------          -----------          -----------          -----------
    End of year ...........................         $   419,849          $    94,795          $ 3,537,875          $ 3,889,889
                                                    ===========          ===========          ===========          ===========

                                                     CONTRAFUND(R) PORTFOLIO - SERVICE       DYNAMIC CAPITAL APPRECIATION
                                                                  CLASS 2                     PORTFOLIO - SERVICE CLASS 2
                                                     ---------------------------------       ----------------------------
                                                            2002               2001              2002               2001
                                                        -----------          -------         -----------          -------
OPERATIONS:
  Net investment income (loss) ............             $    (1,762)         $    --         $      (785)         $    --
  Realized gain (loss) ....................                    (243)              --                  78               --
  Change in unrealized gain (loss)
    on investments ........................                  (4,398)              --              16,013               --
                                                        -----------          -------         -----------          -------

    Net increase (decrease) in net assets
      resulting from operations ...........                  (6,403)              --              15,306               --
                                                        -----------          -------         -----------          -------

UNIT TRANSACTIONS:
  Participant purchase payments ...........                 318,344               --             123,359               --
  Participant transfers from other
    funding options .......................                  25,231               --               2,307               --
  Administrative charges ..................                      (4)              --                  --               --
  Contract surrenders .....................                    (382)              --                  --               --
  Participant transfers to other
    funding options .......................                      --               --                  --               --
  Other payments to participants ..........                      --               --                  --               --
                                                        -----------          -------         -----------          -------

    Net increase (decrease) in net assets
      resulting from unit transactions ....                 343,189               --             125,666               --
                                                        -----------          -------         -----------          -------

      Net increase (decrease) in net assets                 336,786               --             140,972               --

NET ASSETS:
    Beginning of year .....................                      --               --                  --               --
                                                        -----------          -------         -----------          -------
    End of year ...........................             $   336,786          $    --         $   140,972          $    --
                                                        ===========          =======         ===========          =======

                        See Notes to Financial Statements
                                      -53-

                       THE TRAVELERS SEPARATE ACCOUNT TEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                     MID CAP PORTFOLIO - SERVICE
                                                               CLASS 2                                   COMBINED
                                                    ------------------------------         ------------------------------------
                                                         2002                2001               2002                   2001
                                                    -------------          -------         -------------          -------------
OPERATIONS:
  Net investment income (loss) ............         $      (3,330)         $    --         $   2,456,472          $    (296,245)
  Realized gain (loss) ....................                    54               --           (12,737,211)             3,743,882
  Change in unrealized gain (loss)
    on investments ........................                 3,224               --           (50,866,811)           (28,925,372)
                                                    -------------          -------         -------------          -------------

    Net increase (decrease) in net assets
      resulting from operations ...........                   (52)              --           (61,147,550)           (25,477,735)
                                                    -------------          -------         -------------          -------------

UNIT TRANSACTIONS:
  Participant purchase payments ...........               323,702               --            56,032,827             73,045,417
  Participant transfers from other
    funding options .......................               457,029               --           317,543,373            356,845,260
  Administrative charges ..................                   (19)              --               (67,728)               (37,186)
  Contract surrenders .....................                  (656)              --           (17,984,239)            (6,772,608)
  Participant transfers to other
    funding options .......................               (17,761)              --          (242,538,519)          (288,215,195)
  Other payments to participants ..........                    --               --            (2,188,100)            (1,352,730)
                                                    -------------          -------         -------------          -------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....               762,295               --           110,797,614            133,512,958
                                                    -------------          -------         -------------          -------------

      Net increase (decrease) in net assets               762,243               --            49,650,064            108,035,223

NET ASSETS:
    Beginning of year .....................                    --               --           253,608,823            145,573,600
                                                    -------------          -------         -------------          -------------
    End of year ...........................         $     762,243          $    --         $ 303,258,887          $ 253,608,823
                                                    =============          =======         =============          =============

                        See Notes to Financial Statements
                                      -54-

                          NOTES TO FINANCIAL STATEMENTS

1.    SIGNIFICANT ACCOUNTING POLICIES

The Travelers Separate Account Ten for Variable Annuities ("Separate Account
Ten") is a separate account of The Travelers Life and Annuity Company
("Travelers Life"), which is a wholly owned subsidiary of The Travelers
Insurance Company ("The Company"), an indirect wholly owned subsidiary of
Citigroup Inc., and is available for funding certain variable annuity contracts issued by Travelers Life. Separate Account Ten is registered under the
Investment Company Act of 1940, as amended, as a unit investment trust. Separate
Account Ten includes the Vintage II, Vintage III and Portfolio Architect 3
products.

Participant purchase payments applied to Separate Account Ten are invested in one or more sub-accounts in accordance with the selection made by the contract owner. As of December 31, 2002, the investments comprising Separate Account Ten were:

     Capital Appreciation Fund, Massachusetts business trust, Affiliate of The
       Company
     Money Market Portfolio, Massachusetts business trust, Affiliate of The
       Company
     AIM Variable Insurance Funds, Delaware business trust
         AIM V.I. Premier Equity Fund - Series I (Formerly AIM V.I. Value Fund)
     Alliance Variable Product Series Fund, Inc., Maryland business trust
         Growth & Income Portfolio - Class B
         Premier Growth Portfolio - Class B
     American Funds Insurance Series (Formerly American Variable Insurance
       Series), Massachusetts business trust
         Global Growth Fund - Class 2
         Growth Fund - Class 2
         Growth-Income Fund - Class 2
     Credit Suisse Trust, Massachusetts business trust
         Credit Suisse Emerging Markets Portfolio
     Delaware VIP Trust, Maryland business trust
         VIP REIT Series - Standard Class
     Dreyfus Variable Investment Fund, Maryland business trust
         Appreciation Portfolio - Initial Shares
         Small Cap Portfolio - Initial Shares
     Franklin Templeton Variable Insurance Products Trust, Massachusetts
       business trust
         Franklin Small Cap Fund - Class 2
         Mutual Shares Securities Fund - Class 2
         Templeton Foreign Securities Fund - Class 2 (Formerly Templeton
           International Securities Fund - Class 2)
         Templeton Growth Securities Fund - Class 2
     Greenwich Street Series Fund, Massachusetts business trust, Affiliate of
       The Company
         Appreciation Portfolio
         Diversified Strategic Income Portfolio
         Equity Index Portfolio - Class II Shares
         Fundamental Value Portfolio
         Emerging Growth Fund - Class I
         Growth & Income Fund - Class I
     Janus Aspen Series, Delaware business trust
         Aggressive Growth Portfolio - Service Shares
         Balanced Portfolio - Service Shares
         Global Life Sciences Portfolio - Service Shares
         Global Technology Portfolio - Service Shares
         Worldwide Growth Portfolio - Service Shares
     PIMCO Variable Insurance Trust, Massachusetts business trust
         Total Return Portfolio - Administrative Class (Formerly Total Return
           Bond Portfolio)
     Putnam Variable Trust, Massachusetts business trust
         Putnam VT International Growth Fund - Class IB Shares
         Putnam VT Small Cap Value Fund - Class IB Shares
         Putnam VT Voyager II Fund - Class IB Shares

                                      -55-

                   NOTES TO FINANCIAL STATEMENTS - CONTINUED

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Salomon Brothers Variable Series Fund Inc., Maryland business trust,
       Affiliate of The Company
         Capital Fund - Class I (Formerly Capital Fund)
         Investors Fund - Class I (Formerly Investors Fund)
         Large Cap Growth Fund - Class I
         Small Cap Growth Fund - Class I (Formerly Small Cap Growth Fund)
     Smith Barney Investment Series, Massachusetts business trust, Affiliate of
       The Company
         Smith Barney Large Cap Core Portfolio
         Smith Barney Premier Selections All Cap Growth Portfolio
     Smith Barney Multiple Discipline Trust, Massachusetts business trust,
       Affiliate of The Company
         Multiple Discipline Portfolio - All Cap Growth and Value
         Multiple Discipline Portfolio - Balanced All Cap Growth and Value
         Multiple Discipline Portfolio - Global All Cap Growth and Value
         Multiple Discipline Portfolio - Large Cap Growth and Value
     The Travelers Series Trust, Massachusetts business trust, Affiliate of The
       Company
         Convertible Securities Portfolio
         Disciplined Mid Cap Stock Portfolio
         Equity Income Portfolio
         Federated High Yield Portfolio
         Federated Stock Portfolio
         Large Cap Portfolio
         Lazard International Stock Portfolio
         MFS Emerging Growth Portfolio
         MFS Mid Cap Growth Portfolio
         MFS Research Portfolio
         Travelers Quality Bond Portfolio
     Travelers Series Fund Inc., Maryland business trust, Affiliate of The
       Company
         AIM Capital Appreciation Portfolio
         Alliance Growth Portfolio
         MFS Total Return Portfolio
         Smith Barney Aggressive Growth Portfolio
         Smith Barney High Income Portfolio
         Smith Barney International All Cap Growth Portfolio
         Smith Barney Large Cap Value Portfolio
         Smith Barney Large Capitalization Growth Portfolio
         Smith Barney Mid Cap Core Portfolio
         Smith Barney Money Market Portfolio
         Travelers Managed Income Portfolio
         Van Kampen Enterprise Portfolio
     Van Kampen Life Investment Trust, Delaware business trust
         Comstock Portfolio - Class II Shares
         Emerging Growth Portfolio - Class I Shares (Formerly Emerging Growth
           Portfolio)
         Enterprise Portfolio - Class II Shares
     Variable Annuity Portfolios, Massachusetts business trust, Affiliate of The
       Company
         Smith Barney Small Cap Growth Opportunities Portfolio
     Variable Insurance Products Fund II, Massachusetts business trust
         Contrafund(R) Portfolio - Service Class
         Contrafund(R) Portfolio - Service Class 2
     Variable Insurance Products Fund III, Massachusetts business trust
         Dynamic Capital Appreciation Portfolio - Service Class 2
         Mid Cap Portfolio - Service Class 2

Not all funds may be available in all states or to all contract owners.

                                      -56-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

1.    SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      Effective October 26, 2001, the assets of Strategic Stock Portfolio of The
      Travelers Series Trust were combined into Investors Fund of Salomon
      Brothers Variable Series Fund Inc. At the effective date Separate Account
      Ten held 45,107 shares of Strategic Stock Portfolio having a market value of $403,814, which were exchanged for 33,045 shares of Investors Fund equal in value.

      Effective October 26, 2001, the assets of Disciplined Small Cap Stock
      Portfolio of The Travelers Series Trust were liquidated. At the effective date, Separate Account Ten held 23,064 shares of Disciplined Small Cap
      Stock Portfolio having a market value of $202,498, which were used to purchase 202,498 shares of Smith Barney Money Market Portfolio of the
      Travelers Series Fund Inc., equal in value.

      The following is a summary of significant accounting policies consistently followed by Separate Account Ten in the preparation of its financial statements.

      SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

      SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Income from dividends and realized gain (loss) distributions, are recorded on the ex-distribution date.

      FEDERAL INCOME TAXES. The operations of Separate Account Ten form a part of the total operations of The Company and are not taxed separately. The
      Company is taxed as a life insurance company under the Internal Revenue
      Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Separate Account
      Ten. Separate Account Ten is not taxed as a "regulated investment company"
      under Subchapter M of the Code.

      FINANCIAL HIGHLIGHTS. In 2001, Separate Account Ten adopted the financial highlights disclosure recommended by the American Institute of Certified
      Public Accountants Audit Guide for Investment Companies ("AICPA Guide").
      The AICPA Guide allows for the prospective application of this disclosure, which will ultimately display a five year period. It is comprised of the units, unit values, investment income ratio, expense ratios and total returns for each sub-account. Since each sub-account offers multiple contract charges, certain information is provided in the form of a range.
      The range information may reflect varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

      OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
      Actual results could differ from those estimates.

2.    INVESTMENTS

      The aggregate costs of purchases and proceeds from sales of investments were $356,066,293 and $241,306,898 respectively, for the year ended
      December 31, 2002. Realized gains and losses from investment transactions are reported on an average cost basis. The cost of investments in eligible funds was $396,799,648 at December 31, 2002. Gross unrealized appreciation for all investments at December 31, 2002 was $421,190. Gross unrealized depreciation for all investments at December 31, 2002 was $93,919,137.

                                      -57-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

3.    CONTRACT CHARGES

      Insurance charges are paid for the mortality and expense risks assumed by
      The Company. Each business day, The Company deducts a mortality and expense risk charge which is reflected in the calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 1.15%,
      1.25%, and 1.40%, of the amounts held in each funding option for the
      Standard Death Benefit, Step-Up Death Benefit and Roll-Up Death Benefit,
      respectively. For Vintage III and Portfolio Architect 3 contracts, the charge equals, on an annual basis, 1.70% of the amounts held in each funding option for the Step-Up Death Benefit.

      For contract holders who elect the Enhanced Stepped-Up Provision (E.S.P.), there is an additional charge, on an annual basis, of 0.20% of the amounts held in each funding option. This charge is also deducted each business day and reflected in the calculation of accumulation unit values.

      Administrative fees are paid for administrative expenses. This fee is also deducted each business day and reflected in the calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 0.15% of the amounts held in each funding option.

      For contracts in the accumulation phase with a contract value less than
      $40,000, an annual charge of $30 (prorated for partial periods) is deducted from participant account balances and paid to The Company to cover contract administrative charges.

      No sales charge is deducted from participant purchase payments when they are received. However, The Company generally assesses a contingent deferred sales charge of up to 6% if a participant's purchase payment is surrendered within eight years of its payment date. Contract surrender payments include $659,734 and $222,890 of contingent deferred sales charges for the years ended December 31, 2002 and 2001, respectively.

                                      -58-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.    NET CONTRACT OWNERS' EQUITY

                                                                                      DECEMBER 31, 2002
                                                            ----------------------------------------------------------------------
                                                            ACCUMULATION     ANNUITY        UNIT          NET            ANNUITY
                                                                UNITS         UNITS        VALUE        ASSETS          NET ASSETS
                                                            ------------     -------      -------     ----------        ----------
Capital Appreciation Fund
  Standard Death Benefit                                              --          --      $ 0.780     $       --          $   --
  Standard Death Benefit E.S.P. 20                                    --          --        0.779             --              --
  Step-up Death Benefit 1.25%                                         --          --        0.779             --              --
  Step-up Death Benefit 1.25% E.S.P. 20                               --          --        0.778             --              --
  Roll-up Death Benefit                                               --          --        0.778             --              --
  Roll-up Death Benefit E.S.P. 20                                     --          --        0.777             --              --
  Step-up Death Benefit 1.70%                                    223,435          --        0.777        173,516              --
  Step-up Death Benefit 1.70% E.S.P. 20                           13,963          --        0.775         10,827              --

Money Market Portfolio
  Standard Death Benefit                                              --          --        1.000             --              --
  Standard Death Benefit E.S.P. 20                                    --          --        0.999             --              --
  Step-up Death Benefit 1.25%                                         --          --        1.000             --              --
  Step-up Death Benefit 1.25% E.S.P. 20                               --          --        0.998             --              --
  Roll-up Death Benefit                                               --          --        0.998             --              --
  Roll-up Death Benefit E.S.P. 20                                     --          --        0.997             --              --
  Step-up Death Benefit 1.70%                                    802,446          --        0.996        799,405              --
  Step-up Death Benefit 1.70% E.S.P. 20                          187,176          --        0.995        186,188              --

AIM Variable Insurance Funds
  AIM V.I. Premier Equity Fund - Series I
    Standard Death Benefit                                       273,880          --        0.610        166,960              --
    Standard Death Benefit E.S.P. 20                                  --          --        0.624             --              --
    Step-up Death Benefit 1.25%                                  125,985          --        0.609         76,673              --
    Step-up Death Benefit 1.25% E.S.P. 20                         13,022          --        0.623          8,110              --
    Roll-up Death Benefit                                        359,471          --        0.607        218,223              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.621             --              --
    Step-up Death Benefit 1.70%                                  326,594          --        0.782        255,416              --
    Step-up Death Benefit 1.70% E.S.P. 20                        360,945          --        0.780        281,562              --

Alliance Variable Product Series Fund, Inc.
  Growth & Income Portfolio - Class B
    Standard Death Benefit                                       105,186          --        0.788         82,938              --
    Standard Death Benefit E.S.P. 20                                  --          --        0.787             --              --
    Step-up Death Benefit 1.25%                                   25,560          --        0.788         20,140              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.787             --              --
    Roll-up Death Benefit                                         27,078          --        0.787         21,315              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.786             --              --
    Step-up Death Benefit 1.70%                                  442,063          --        0.786        347,276              --
    Step-up Death Benefit 1.70% E.S.P. 20                        102,137          --        0.785         80,130              --
  Premier Growth Portfolio - Class B
    Standard Death Benefit                                     4,996,672          --        0.515      2,575,372              --
    Standard Death Benefit E.S.P. 20                              18,360          --        0.604         11,086              --
    Step-up Death Benefit 1.25%                                3,883,375          --        0.514      1,995,265              --
    Step-up Death Benefit 1.25% E.S.P. 20                         43,618          --        0.603         26,295              --
    Roll-up Death Benefit                                      1,363,047          --        0.511        697,007              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.601             --              --
    Step-up Death Benefit 1.70%                                  440,010          --        0.803        353,350              --
    Step-up Death Benefit 1.70% E.S.P. 20                        422,138          --        0.801        338,140              --

                                      -59-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.    NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                                       DECEMBER 31, 2002
                                                            ----------------------------------------------------------------------
                                                            ACCUMULATION     ANNUITY       UNIT           NET             ANNUITY
                                                                UNITS         UNITS        VALUE        ASSETS          NET ASSETS
                                                            ------------     -------      -------     ----------        ----------
American Funds Insurance Series
  Global Growth Fund - Class 2
    Standard Death Benefit                                     3,794,165          --      $ 0.692    $ 2,624,405          $   --
    Standard Death Benefit E.S.P. 20                              75,028          --        0.752         56,390              --
    Step-up Death Benefit 1.25%                                6,862,959          --        0.690      4,732,305              --
    Step-up Death Benefit 1.25% E.S.P. 20                         97,492          --        0.750         73,159              --
    Roll-up Death Benefit                                      1,012,199          --        0.686        694,682              --
    Roll-up Death Benefit E.S.P. 20                               28,091          --        0.749         21,030              --
    Step-up Death Benefit 1.70%                                  579,448          --        0.995        576,696              --
    Step-up Death Benefit 1.70% E.S.P. 20                      1,010,551          --        0.993      1,003,202              --
  Growth Fund - Class 2
    Standard Death Benefit                                     9,051,297          --        0.725      6,563,064              --
    Standard Death Benefit E.S.P. 20                             153,455          --        0.649         99,622              --
    Step-up Death Benefit 1.25%                                7,986,225          --        0.723      5,772,703              --
    Step-up Death Benefit 1.25% E.S.P. 20                        180,760          --        0.648        117,165              --
    Roll-up Death Benefit                                      3,293,592          --        0.719      2,369,461              --
    Roll-up Death Benefit E.S.P. 20                              273,031          --        0.647        176,557              --
    Step-up Death Benefit 1.70%                                2,672,503          --        0.918      2,453,624              --
    Step-up Death Benefit 1.70% E.S.P. 20                      1,878,262          --        0.916      1,720,047              --
  Growth-Income Fund - Class 2
    Standard Death Benefit                                     8,678,386          --        0.904      7,841,273              --
    Standard Death Benefit E.S.P. 20                             412,481          --        0.771        317,903              --
    Step-up Death Benefit 1.25%                                8,550,110          --        0.901      7,700,908              --
    Step-up Death Benefit 1.25% E.S.P. 20                        180,505          --        0.770        138,900              --
    Roll-up Death Benefit                                      2,302,002          --        0.896      2,063,577              --
    Roll-up Death Benefit E.S.P. 20                              234,659          --        0.768        180,151              --
    Step-up Death Benefit 1.70%                                3,517,428          --        0.916      3,223,009              --
    Step-up Death Benefit 1.70% E.S.P. 20                      3,413,144          --        0.914      3,119,506              --

Credit Suisse Trust
  Credit Suisse Emerging Markets Portfolio
    Standard Death Benefit                                            --          --        0.804             --              --
    Standard Death Benefit E.S.P. 20                                  --          --        0.803             --              --
    Step-up Death Benefit 1.25%                                       --          --        0.803             --              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.802             --              --
    Roll-up Death Benefit                                             --          --        0.803             --              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.801             --              --
    Step-up Death Benefit 1.70%                                   50,280          --        0.801         40,259              --
    Step-up Death Benefit 1.70% E.S.P. 20                          3,768          --        0.799          3,013              --

Delaware VIP Trust
  VIP REIT Series - Standard Class
    Standard Death Benefit                                            --          --        0.958             --              --
    Standard Death Benefit E.S.P. 20                                  --          --        0.956             --              --
    Step-up Death Benefit 1.25%                                       --          --        0.957             --              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.955             --              --
    Roll-up Death Benefit                                             --          --        0.956             --              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.954             --              --
    Step-up Death Benefit 1.70%                                  169,208          --        0.953        161,337              --
    Step-up Death Benefit 1.70% E.S.P. 20                        254,096          --        0.952        241,910              --

                                      -60-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.    NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                                        DECEMBER 31, 2002
                                                            ----------------------------------------------------------------------
                                                            ACCUMULATION     ANNUITY       UNIT          NET             ANNUITY
                                                                UNITS         UNITS        VALUE        ASSETS          NET ASSETS
                                                            ------------     -------      -------     ----------        ----------
Dreyfus Variable Investment Fund
  Appreciation Portfolio - Initial Shares
    Standard Death Benefit                                            --          --      $ 0.803     $       --          $   --
    Standard Death Benefit E.S.P. 20                                  --          --        0.802             --              --
    Step-up Death Benefit 1.25%                                       --          --        0.802             --              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.801             --              --
    Roll-up Death Benefit                                             --          --        0.801             --              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.800             --              --
    Step-up Death Benefit 1.70%                                  136,153          --        0.799        108,841              --
    Step-up Death Benefit 1.70% E.S.P. 20                             --          --        0.798             --              --
  Small Cap Portfolio - Initial Shares
    Standard Death Benefit                                            --          --        0.755             --              --
    Standard Death Benefit E.S.P. 20                                  --          --        0.754             --              --
    Step-up Death Benefit 1.25%                                       --                    0.755             --              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.753             --              --
    Roll-up Death Benefit                                             --          --        0.754             --              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.753             --              --
    Step-up Death Benefit 1.70%                                  429,565          --        0.752        323,044              --
    Step-up Death Benefit 1.70% E.S.P. 20                         30,660          --        0.751         23,022              --

Franklin Templeton Variable Insurance Products Trust
  Franklin Small Cap Fund - Class 2
    Standard Death Benefit                                     2,338,805          --        0.589      1,378,696              --
    Standard Death Benefit E.S.P. 20                               8,988          --        0.654          5,877              --
    Step-up Death Benefit 1.25%                                1,690,406          --        0.588        993,335              --
    Step-up Death Benefit 1.25% E.S.P. 20                         43,880          --        0.653         28,646              --
    Roll-up Death Benefit                                      1,301,515          --        0.585        761,222              --
    Roll-up Death Benefit E.S.P. 20                               63,749          --        0.651         41,520              --
    Step-up Death Benefit 1.70%                                  479,572          --        0.859        412,113              --
    Step-up Death Benefit 1.70% E.S.P. 20                        175,953          --        0.857        150,821              --
  Mutual Shares Securities Fund - Class 2
    Standard Death Benefit                                        24,581          --        0.845         20,779              --
    Standard Death Benefit E.S.P. 20                                  --          --        0.844             --              --
    Step-up Death Benefit 1.25%                                  109,286          --        0.845         92,320              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.844             --              --
    Roll-up Death Benefit                                         10,215          --        0.844          8,621              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.843             --              --
    Step-up Death Benefit 1.70%                                  719,789          --        0.842        606,217              --
    Step-up Death Benefit 1.70% E.S.P. 20                        111,997          --        0.841         94,199              --
  Templeton Foreign Securities Fund - Class 2
    Standard Death Benefit                                     2,323,461          --        0.716      1,663,744              --
    Standard Death Benefit E.S.P. 20                               8,848          --        0.718          6,352              --
    Step-up Death Benefit 1.25%                                1,344,931          --        0.714        959,999              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.717             --              --
    Roll-up Death Benefit                                        599,032          --        0.710        425,561              --
    Roll-up Death Benefit E.S.P. 20                               77,269          --        0.715         55,257              --
    Step-up Death Benefit 1.70%                                  589,742          --        0.907        534,723              --
    Step-up Death Benefit 1.70% E.S.P. 20                        319,815                    0.904        289,246              --

                                      -61-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.    NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                                      DECEMBER 31, 2002
                                                            ----------------------------------------------------------------------
                                                            ACCUMULATION     ANNUITY       UNIT          NET             ANNUITY
                                                                UNITS         UNITS        VALUE        ASSETS          NET ASSETS
                                                            ------------     -------      -------     ----------        ----------
Franklin Templeton Variable Insurance Products
 Trust (continued)
  Templeton Growth Securities Fund - Class 2
    Standard Death Benefit                                            --          --      $ 0.792     $       --          $   --
    Standard Death Benefit E.S.P. 20                                  --          --        0.791             --              --
    Step-up Death Benefit 1.25%                                       --          --        0.792             --              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.791             --              --
    Roll-up Death Benefit                                             --          --        0.791             --              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.790             --              --
    Step-up Death Benefit 1.70%                                  130,925          --        0.789        103,337              --
    Step-up Death Benefit 1.70% E.S.P. 20                         17,719          --        0.788         13,966              --

Greenwich Street Series Fund
  Appreciation Portfolio
    Standard Death Benefit                                     3,234,469          --        0.792      2,561,523              --
    Standard Death Benefit E.S.P. 20                             116,078          --        0.763         88,523              --
    Step-up Death Benefit 1.25%                                5,264,273          --        0.789      4,155,950              --
    Step-up Death Benefit 1.25% E.S.P. 20                         68,248          --        0.761         51,966              --
    Roll-up Death Benefit                                      1,216,251          --        0.786        955,653              --
    Roll-up Death Benefit E.S.P. 20                              180,254          --        0.760        136,931              --
    Step-up Death Benefit 1.70%                                1,845,981          --        0.920      1,698,925              --
    Step-up Death Benefit 1.70% E.S.P. 20                        996,324          --        0.918        914,627              --
  Diversified Strategic Income Portfolio
    Standard Death Benefit                                     2,969,507          --        1.068      3,172,736              --
    Standard Death Benefit E.S.P. 20                               9,724          --        1.029         10,007              --
    Step-up Death Benefit 1.25%                                1,438,332          --        1.065      1,531,931              --
    Step-up Death Benefit 1.25% E.S.P. 20                          2,571          --        1.027          2,642              --
    Roll-up Death Benefit                                        494,056          --        1.060        523,730              --
    Roll-up Death Benefit E.S.P. 20                               96,368          --        1.025         98,785              --
    Step-up Death Benefit 1.70%                                  662,115          --        1.041        689,407              --
    Step-up Death Benefit 1.70% E.S.P. 20                        308,520          --        1.039        320,421              --
  Equity Index Portfolio - Class II Shares
    Standard Death Benefit                                     2,776,130          --        0.633      1,757,229              --
    Standard Death Benefit E.S.P. 20                              14,429          --        0.698         10,072              --
    Step-up Death Benefit 1.25%                                1,955,313          --        0.631      1,233,793              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.697             --              --
    Roll-up Death Benefit                                        503,267          --        0.628        316,063              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.695             --              --
    Step-up Death Benefit 1.70%                                  903,725          --        0.870        785,965              --
    Step-up Death Benefit 1.70% E.S.P. 20                        162,856          --        0.867        141,276              --
  Fundamental Value Portfolio
    Standard Death Benefit                                     5,190,545          --        0.896      4,650,369              --
    Standard Death Benefit E.S.P. 20                             671,634          --        0.710        477,085              --
    Step-up Death Benefit 1.25%                                6,360,281          --        0.893      5,680,868              --
    Step-up Death Benefit 1.25% E.S.P. 20                        212,166          --        0.709        150,475              --
    Roll-up Death Benefit                                      1,802,184          --        0.889      1,602,288              --
    Roll-up Death Benefit E.S.P. 20                              248,650          --        0.708        175,939              --
    Step-up Death Benefit 1.70%                                3,156,979          --        0.906      2,860,052              --
    Step-up Death Benefit 1.70% E.S.P. 20                      1,831,590          --        0.904      1,655,116              --

                                      -62-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.    NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                                       DECEMBER 31, 2002
                                                            ----------------------------------------------------------------------
                                                            ACCUMULATION     ANNUITY       UNIT          NET             ANNUITY
                                                               UNITS          UNITS        VALUE        ASSETS          NET ASSETS
                                                            ------------     -------      -------     ----------        ----------
Greenwich Street Series Fund  (continued)
  Emerging Growth Fund - Class I
    Standard Death Benefit                                            --          --     $ 0.758      $       --          $   --
    Standard Death Benefit E.S.P. 20                                  --          --       0.757              --              --
    Step-up Death Benefit 1.25%                                       --          --       0.758              --              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --       0.757              --              --
    Roll-up Death Benefit                                             --          --       0.757              --              --
    Roll-up Death Benefit E.S.P. 20                                   --          --       0.756              --              --
    Step-up Death Benefit 1.70%                                    2,659          --       0.755           2,008              --
    Step-up Death Benefit 1.70% E.S.P. 20                             --          --       0.754              --              --
  Growth & Income Fund - Class I
    Standard Death Benefit                                            --          --       0.801              --              --
    Standard Death Benefit E.S.P. 20                                  --          --       0.800              --              --
    Step-up Death Benefit 1.25%                                       --          --       0.800              --              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --       0.799              --              --
    Roll-up Death Benefit                                             --          --       0.799              --              --
    Roll-up Death Benefit E.S.P. 20                                   --          --       0.798              --              --
    Step-up Death Benefit 1.70%                                   16,195          --       0.798          12,919              --
    Step-up Death Benefit 1.70% E.S.P. 20                             --          --       0.797              --              --

Janus Aspen Series
  Aggressive Growth Portfolio - Service Shares
    Standard Death Benefit                                     2,481,234          --       0.285         707,715              --
    Standard Death Benefit E.S.P. 20                             171,434          --       0.556          95,396              --
    Step-up Death Benefit 1.25%                                2,193,877          --       0.284         624,094              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --       0.556              --              --
    Roll-up Death Benefit                                        688,256          --       0.283         195,003              --
    Roll-up Death Benefit E.S.P. 20                                   --          --       0.554              --              --
    Step-up Death Benefit 1.70%                                  125,487          --       0.817         102,549              --
    Step-up Death Benefit 1.70% E.S.P. 20                         38,099          --       0.815          31,055              --
  Balanced Portfolio - Service Shares
    Standard Death Benefit                                            --          --       0.916              --              --
    Standard Death Benefit E.S.P. 20                                  --          --       0.914              --              --
    Step-up Death Benefit 1.25%                                       --          --       0.915              --              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --       0.914              --              --
    Roll-up Death Benefit                                             --          --       0.914              --              --
    Roll-up Death Benefit E.S.P. 20                                   --          --       0.913              --              --
    Step-up Death Benefit 1.70%                                  192,627          --       0.912         175,667              --
    Step-up Death Benefit 1.70% E.S.P. 20                          4,844          --       0.911           4,411              --
  Global Life Sciences Portfolio - Service Shares
    Standard Death Benefit                                            --          --       0.737              --              --
    Standard Death Benefit E.S.P. 20                                  --          --       0.736              --              --
    Step-up Death Benefit 1.25%                                       --          --       0.737              --              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --       0.736              --              --
    Roll-up Death Benefit                                             --          --       0.736              --              --
    Roll-up Death Benefit E.S.P. 20                                   --          --       0.735              --              --
    Step-up Death Benefit 1.70%                                    2,339          --       0.734           1,718              --
    Step-up Death Benefit 1.70% E.S.P. 20                             --          --       0.733              --              --

                                      -63-

                   NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.    NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                                        DECEMBER 31, 2002
                                                           ----------------------------------------------------------------------
                                                            ACCUMULATION     ANNUITY       UNIT          NET             ANNUITY
                                                               UNITS          UNITS        VALUE        ASSETS          NET ASSETS
                                                            ------------     -------      -------     ----------        ----------
  Global Technology Portfolio - Service Shares
    Standard Death Benefit                                            --          --      $ 0.626     $       --          $   --
    Standard Death Benefit E.S.P. 20                                  --          --        0.625             --              --
    Step-up Death Benefit 1.25%                                       --          --        0.626             --              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.625             --              --
    Roll-up Death Benefit                                             --          --        0.625             --              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.624             --              --
    Step-up Death Benefit 1.70%                                    9,994          --        0.624          6,232              --
    Step-up Death Benefit 1.70% E.S.P. 20                             --          --        0.623             --              --
  Worldwide Growth Portfolio - Service Shares
    Standard Death Benefit                                            --          --        0.742             --              --
    Standard Death Benefit E.S.P. 20                                  --          --        0.741             --              --
    Step-up Death Benefit 1.25%                                       --          --        0.742             --              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.741             --              --
    Roll-up Death Benefit                                             --          --        0.741             --              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.740             --              --
    Step-up Death Benefit 1.70%                                  102,057          --        0.739         75,446              --
    Step-up Death Benefit 1.70% E.S.P. 20                         17,318          --        0.738         12,783              --

PIMCO Variable Insurance Trust
  Total Return Portfolio - Administrative Class
    Standard Death Benefit                                     3,419,880          --        1.134      3,879,427              --
    Standard Death Benefit E.S.P. 20                              77,194          --        1.120         86,439              --
    Step-up Death Benefit 1.25%                                4,213,843          --        1.132      4,772,140              --
    Step-up Death Benefit 1.25% E.S.P. 20                         23,066          --        1.118         25,789              --
    Roll-up Death Benefit                                      2,010,880          --        1.130      2,271,602              --
    Roll-up Death Benefit E.S.P. 20                              172,708          --        1.115        192,642              --
    Step-up Death Benefit 1.70%                                8,698,076          --        1.074      9,339,223              --
    Step-up Death Benefit 1.70% E.S.P. 20                      4,649,600          --        1.071      4,979,653              --

Putnam Variable Trust
  Putnam VT International Growth Fund - Class IB Shares
    Standard Death Benefit                                        86,812          --        0.697         60,516              --
    Standard Death Benefit E.S.P. 20                                  --          --        0.728             --              --
    Step-up Death Benefit 1.25%                                  131,072          --        0.696         91,218              --
    Step-up Death Benefit 1.25% E.S.P. 20                          2,928          --        0.727          2,128              --
    Roll-up Death Benefit                                        138,439          --        0.694         96,103              --
    Roll-up Death Benefit E.S.P. 20                              102,304          --        0.725         74,197              --
    Step-up Death Benefit 1.70%                                  285,369          --        0.919        262,395              --
    Step-up Death Benefit 1.70% E.S.P. 20                        209,372          --        0.917        192,029              --
  Putnam VT Small Cap Value Fund - Class IB Shares
    Standard Death Benefit                                       332,783          --        0.879        292,402              --
    Standard Death Benefit E.S.P. 20                                  --          --        0.829             --              --
    Step-up Death Benefit 1.25%                                  271,247          --        0.877        237,935              --
    Step-up Death Benefit 1.25% E.S.P. 20                          2,760          --        0.828          2,285              --
    Roll-up Death Benefit                                        334,827          --        0.875        292,966              --
    Roll-up Death Benefit E.S.P. 20                                3,058          --        0.826          2,526              --
    Step-up Death Benefit 1.70%                                  712,422          --        0.980        697,831              --
    Step-up Death Benefit 1.70% E.S.P. 20                        286,310          --        0.977        279,734              --

                                      -64-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.    NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                                      DECEMBER 31, 2002
                                                            ----------------------------------------------------------------------
                                                            ACCUMULATION     ANNUITY       UNIT          NET             ANNUITY
                                                               UNITS          UNITS        VALUE        ASSETS          NET ASSETS
                                                            ------------     -------      -------     ----------        ----------
Putnam Variable Trust (continued)
  Putnam VT Voyager II Fund - Class IB Shares
    Standard Death Benefit                                        56,378          --      $ 0.560     $   31,593          $   --
    Standard Death Benefit E.S.P. 20                                  --          --        0.565             --              --
    Step-up Death Benefit 1.25%                                   56,474          --        0.559         31,593              --
    Step-up Death Benefit 1.25% E.S.P. 20                         12,155          --        0.564          6,857              --
    Roll-up Death Benefit                                         22,190          --        0.558         12,382              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.563             --              --
    Step-up Death Benefit 1.70%                                  126,575          --        0.853        107,913              --
    Step-up Death Benefit 1.70% E.S.P. 20                         67,678          --        0.850         57,553              --

Salomon Brothers Variable Series Fund Inc.
  Capital Fund - Class I
    Standard Death Benefit                                     1,976,967          --        0.897      1,773,153              --
    Standard Death Benefit E.S.P. 20                             116,360          --        0.695         80,844              --
    Step-up Death Benefit 1.25%                                2,662,147          --        0.894      2,380,274              --
    Step-up Death Benefit 1.25% E.S.P. 20                         55,930          --        0.694         38,798              --
    Roll-up Death Benefit                                        879,355          --        0.890        782,607              --
    Roll-up Death Benefit E.S.P. 20                               99,440          --        0.692         68,819              --
    Step-up Death Benefit 1.70%                                1,972,140          --        0.829      1,635,507              --
    Step-up Death Benefit 1.70% E.S.P. 20                        838,091          --        0.827        693,276              --
  Investors Fund - Class I
    Standard Death Benefit                                     1,267,791          --        0.841      1,066,843              --
    Standard Death Benefit E.S.P. 20                              10,871          --        0.705          7,668              --
    Step-up Death Benefit 1.25%                                1,401,267          --        0.839      1,175,451              --
    Step-up Death Benefit 1.25% E.S.P. 20                        105,018          --        0.704         73,965              --
    Roll-up Death Benefit                                        524,906          --        0.835        438,248              --
    Roll-up Death Benefit E.S.P. 20                              180,225          --        0.703        126,637              --
    Step-up Death Benefit 1.70%                                  806,373          --        0.856        690,465              --
    Step-up Death Benefit 1.70% E.S.P. 20                        526,307          --        0.854        449,510              --
  Large Cap Growth Fund - Class I
    Standard Death Benefit                                            --          --        0.801             --              --
    Standard Death Benefit E.S.P. 20                                  --          --        0.800             --              --
    Step-up Death Benefit 1.25%                                       --          --        0.800             --              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.799             --              --
    Roll-up Death Benefit                                             --          --        0.800             --              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.799             --              --
    Step-up Death Benefit 1.70%                                   14,568          --        0.798         11,625              --
    Step-up Death Benefit 1.70% E.S.P. 20                          4,749          --        0.797          3,785              --
  Small Cap Growth Fund - Class I
    Standard Death Benefit                                       405,274          --        0.776        314,565              --
    Standard Death Benefit E.S.P. 20                                  --                    0.601             --              --
    Step-up Death Benefit 1.25%                                  541,675          --        0.774        419,132              --
    Step-up Death Benefit 1.25% E.S.P. 20                          8,914          --        0.600          5,345              --
    Roll-up Death Benefit                                        131,224          --        0.770        101,065              --
    Roll-up Death Benefit E.S.P. 20                               15,870          --        0.598          9,494              --
    Step-up Death Benefit 1.70%                                  354,038          --        0.805        284,830              --
    Step-up Death Benefit 1.70% E.S.P. 20                        244,170          --        0.802        195,941              --

                                      -65-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.    NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                                       DECEMBER 31, 2002
                                                            ----------------------------------------------------------------------
                                                            ACCUMULATION     ANNUITY       UNIT          NET             ANNUITY
                                                               UNITS          UNITS        VALUE        ASSETS          NET ASSETS
                                                            ------------     -------      -------     ----------        ----------
Smith Barney Investment Series
  Smith Barney Large Cap Core Portfolio
    Standard Death Benefit                                        62,178          --      $ 0.653     $   40,612          $   --
    Standard Death Benefit E.S.P. 20                                  --          --        0.656             --              --
    Step-up Death Benefit 1.25%                                   87,290          --        0.652         56,919              --
    Step-up Death Benefit 1.25% E.S.P. 20                         13,873          --        0.655          9,084              --
    Roll-up Death Benefit                                        156,270          --        0.650        101,645              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.653             --              --
    Step-up Death Benefit 1.70%                                   29,741          --        0.819         24,372              --
    Step-up Death Benefit 1.70% E.S.P. 20                         40,123          --        0.817         32,796              --
  Smith Barney Premier Selections All Cap Growth Portfolio
    Standard Death Benefit                                       213,889          --        0.647        138,343              --
    Standard Death Benefit E.S.P. 20                                  --          --        0.657             --              --
    Step-up Death Benefit 1.25%                                  305,879          --        0.646        197,509              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.656             --              --
    Roll-up Death Benefit                                        208,158          --        0.644        134,073              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.655             --              --
    Step-up Death Benefit 1.70%                                  536,721          --        0.861        461,988              --
    Step-up Death Benefit 1.70% E.S.P. 20                         85,309          --        0.859         73,244              --

 Smith Barney Multiple Discipline Trust
  Multiple Discipline Portfolio - All Cap Growth and Value
    Standard Death Benefit                                       146,807          --        1.062        155,847              --
    Standard Death Benefit E.S.P. 20                                  --          --        1.061             --              --
    Step-up Death Benefit 1.25%                                   13,385          --        1.061         14,205              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        1.061             --              --
    Roll-up Death Benefit                                             --          --        1.061             --              --
    Roll-up Death Benefit E.S.P. 20                               12,304          --        1.060         13,047              --
    Step-up Death Benefit 1.70%                                  964,512          --        1.060      1,022,492              --
    Step-up Death Benefit 1.70% E.S.P. 20                        156,519          --        1.060        165,846              --
  Multiple Discipline Portfolio - Balanced All Cap
   Growth and Value
    Standard Death Benefit                                       107,743          --        1.039        111,905              --
    Standard Death Benefit E.S.P. 20                                  --          --        1.038             --              --
    Step-up Death Benefit 1.25%                                  157,954          --        1.038        164,016              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        1.038             --              --
    Roll-up Death Benefit                                          8,043          --        1.038          8,348              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        1.037             --              --
    Step-up Death Benefit 1.70%                                  849,098          --        1.037        880,695              --
    Step-up Death Benefit 1.70% E.S.P. 20                        220,092          --        1.037        228,169              --
  Multiple Discipline Portfolio - Global All Cap
   Growth and Value                                                               --
    Standard Death Benefit                                        11,968          --        1.075         12,860              --
    Standard Death Benefit E.S.P. 20                                  --          --        1.074             --              --
    Step-up Death Benefit 1.25%                                   17,608          --        1.074         18,915              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        1.074             --              --
    Roll-up Death Benefit                                             --          --        1.074             --              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        1.073             --              --
    Step-up Death Benefit 1.70%                                   74,562          --        1.073         80,010              --
    Step-up Death Benefit 1.70% E.S.P. 20                        155,053          --        1.073        166,297              --

                                      -66-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.    NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                                       DECEMBER 31, 2002
                                                            ----------------------------------------------------------------------
                                                            ACCUMULATION     ANNUITY       UNIT          NET             ANNUITY
                                                               UNITS          UNITS        VALUE        ASSETS          NET ASSETS
                                                            ------------     -------      -------     ----------        ----------
Smith Barney Multiple Discipline Trust (continued)
  Multiple Discipline Portfolio - Large Cap Growth
   and Value
    Standard Death Benefit                                            --          --      $ 1.070     $       --          $   --
    Standard Death Benefit E.S.P. 20                                  --          --        1.069             --              --
    Step-up Death Benefit 1.25%                                   33,985          --        1.069         36,340              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        1.069             --              --
    Roll-up Death Benefit                                             --          --        1.069             --              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        1.068             --              --
    Step-up Death Benefit 1.70%                                   54,967          --        1.068         58,709              --
    Step-up Death Benefit 1.70% E.S.P. 20                         13,418          --        1.068         14,324              --

The Travelers Series Trust
  Convertible Securities Portfolio
    Standard Death Benefit                                            --          --        0.940             --              --
    Standard Death Benefit E.S.P. 20                                  --          --        0.939             --              --
    Step-up Death Benefit 1.25%                                       --          --        0.939             --              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.938             --              --
    Roll-up Death Benefit                                             --          --        0.938             --              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.937             --              --
    Step-up Death Benefit 1.70%                                  170,593          --        0.936        159,688              --
    Step-up Death Benefit 1.70% E.S.P. 20                         26,056          --        0.935         24,353              --
  Disciplined Mid Cap Stock Portfolio
    Standard Death Benefit                                            --          --        0.797             --              --
    Standard Death Benefit E.S.P. 20                                  --          --        0.795             --              --
    Step-up Death Benefit 1.25%                                       --          --        0.796             --              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.795             --              --
    Roll-up Death Benefit                                             --          --        0.795             --              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.794             --              --
    Step-up Death Benefit 1.70%                                   58,105          --        0.793         46,092              --
    Step-up Death Benefit 1.70% E.S.P. 20                         53,735          --        0.792         42,560              --
  Equity Income Portfolio
    Standard Death Benefit                                     1,406,171          --        0.855      1,201,892              --
    Standard Death Benefit E.S.P. 20                                  --          --        0.795             --              --
    Step-up Death Benefit 1.25%                                1,700,300          --        0.852      1,448,767              --
    Step-up Death Benefit 1.25% E.S.P. 20                         31,990          --        0.794         25,392              --
    Roll-up Death Benefit                                        436,367          --        0.848        370,084              --
    Roll-up Death Benefit E.S.P. 20                               14,899          --        0.792         11,799              --
    Step-up Death Benefit 1.70%                                  718,818          --        0.955        686,196              --
    Step-up Death Benefit 1.70% E.S.P. 20                        397,607          --        0.952        378,604              --

                                      -67-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.    NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                                      DECEMBER 31, 2002
                                                            ----------------------------------------------------------------------
                                                            ACCUMULATION     ANNUITY       UNIT          NET             ANNUITY
                                                               UNITS          UNITS        VALUE        ASSETS          NET ASSETS
                                                            ------------     -------      -------     ----------        ----------
The Travelers Series Trust  (continued)
  Federated High Yield Portfolio
    Standard Death Benefit                                            --          --      $ 0.996     $       --          $   --
    Standard Death Benefit E.S.P. 20                                  --          --        0.994             --              --
    Step-up Death Benefit 1.25%                                       --          --        0.995             --              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.993             --              --
    Roll-up Death Benefit                                             --          --        0.994             --              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.992             --              --
    Step-up Death Benefit 1.70%                                   93,591                    0.991         92,785              --
    Step-up Death Benefit 1.70% E.S.P. 20                         87,108          --        0.990         86,225              --
  Federated Stock Portfolio
    Standard Death Benefit                                            --          --        0.786             --              --
    Standard Death Benefit E.S.P. 20                                  --          --        0.784             --              --
    Step-up Death Benefit 1.25%                                       --          --        0.785             --              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.784             --              --
    Roll-up Death Benefit                                             --          --        0.784             --              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.783             --              --
    Step-up Death Benefit 1.70%                                   17,425          --        0.782         13,631              --
    Step-up Death Benefit 1.70% E.S.P. 20                             --          --        0.781             --              --
  Large Cap Portfolio
    Standard Death Benefit                                     1,889,762          --        0.559      1,057,043              --
    Standard Death Benefit E.S.P. 20                              14,572          --        0.670          9,766              --
    Step-up Death Benefit 1.25%                                2,094,007          --        0.558      1,167,678              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.669             --              --
    Roll-up Death Benefit                                        273,546          --        0.555        151,829              --
    Step-up Death Benefit 1.70%                                  226,191          --        0.862        194,998              --
    Step-up Death Benefit 1.70% E.S.P. 20                         95,934          --        0.860         82,494              --
  Lazard International Stock Portfolio                                            --
    Standard Death Benefit                                            --          --        0.846             --              --
    Standard Death Benefit E.S.P. 20                                  --          --        0.845             --              --
    Step-up Death Benefit 1.25%                                       --          --        0.846             --              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.844             --              --
    Roll-up Death Benefit                                             --          --        0.845             --              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.843             --              --
    Step-up Death Benefit 1.70%                                   35,971          --        0.843         30,316              --
    Step-up Death Benefit 1.70% E.S.P. 20                         10,138          --        0.842          8,531              --
  MFS Emerging Growth Portfolio
    Standard Death Benefit                                     3,807,558          --        0.462      1,758,462              --
    Standard Death Benefit E.S.P. 20                              50,516          --        0.542         27,371              --
    Step-up Death Benefit 1.25%                                1,733,737          --        0.460        798,167              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.541             --              --
    Roll-up Death Benefit                                        925,633          --        0.458        424,126              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.540             --              --
    Step-up Death Benefit 1.70%                                  179,610          --        0.787        141,287              --
    Step-up Death Benefit 1.70% E.S.P. 20                        322,036          --        0.785        252,683              --

                                      -68-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.    NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                                      DECEMBER 31, 2002
                                                            ----------------------------------------------------------------------
                                                            ACCUMULATION     ANNUITY       UNIT          NET             ANNUITY
                                                               UNITS          UNITS        VALUE        ASSETS          NET ASSETS
                                                            ------------     -------      -------     ----------        ----------
The Travelers Series Trust    (continued)
  MFS Mid Cap Growth Portfolio
    Standard Death Benefit                                            --          --      $ 0.551     $       --          $   --
    Standard Death Benefit E.S.P. 20                                  --          --        0.550             --              --
    Step-up Death Benefit 1.25%                                       --          --        0.551             --              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.550             --              --
    Roll-up Death Benefit                                             --          --        0.550             --              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.549             --              --
    Step-up Death Benefit 1.70%                                  222,429          --        0.549        122,038              --
    Step-up Death Benefit 1.70% E.S.P. 20                          4,683          --        0.548          2,565              --
  MFS Research Portfolio
    Standard Death Benefit                                     1,151,010          --        0.559        643,741              --
    Standard Death Benefit E.S.P. 20                              28,338          --        0.637         18,062              --
    Step-up Death Benefit 1.25%                                  909,733          --        0.558        507,214              --
    Step-up Death Benefit 1.25% E.S.P. 20                         41,110          --        0.636         26,162              --
    Roll-up Death Benefit                                        231,470          --        0.555        128,450              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.635             --              --
    Step-up Death Benefit 1.70%                                  159,360          --        0.846        134,822              --
    Step-up Death Benefit 1.70% E.S.P. 20                        226,138          --        0.844        190,833              --
  Travelers Quality Bond Portfolio
    Standard Death Benefit                                            --          --        1.060             --              --
    Standard Death Benefit E.S.P. 20                                  --          --        1.058             --              --
    Step-up Death Benefit 1.25%                                       --          --        1.059             --              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        1.057             --              --
    Roll-up Death Benefit                                             --          --        1.058             --              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        1.056             --              --
    Step-up Death Benefit 1.70%                                  544,484                    1.055        574,614              --
    Step-up Death Benefit 1.70% E.S.P. 20                         20,923                    1.054         22,047              --

Travelers Series Fund Inc.
  AIM Capital Appreciation Portfolio
    Standard Death Benefit                                       381,876          --        0.650        248,078              --
    Standard Death Benefit E.S.P. 20                                  --          --        0.662             --              --
    Step-up Death Benefit 1.25%                                2,441,987          --        0.649      1,583,733              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.661             --              --
    Roll-up Death Benefit                                        133,039          --        0.647         86,065              --
    Roll-up Death Benefit E.S.P. 20                                2,329          --        0.660          1,537              --
    Step-up Death Benefit 1.70%                                   82,566          --        0.901         74,430              --
    Step-up Death Benefit 1.70% E.S.P. 20                         99,352          --        0.899         89,336              --
  Alliance Growth Portfolio
    Standard Death Benefit                                     5,951,879          --        0.512      3,049,643              --
    Standard Death Benefit E.S.P. 20                              44,777          --        0.556         24,914              --
    Step-up Death Benefit 1.25%                                3,272,912          --        0.511      1,671,722              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.556             --              --
    Roll-up Death Benefit                                      1,577,020          --        0.508        801,710              --
    Roll-up Death Benefit E.S.P. 20                               51,790          --        0.554         28,704              --
    Step-up Death Benefit 1.70%                                  654,693          --        0.749        490,132              --
    Step-up Death Benefit 1.70% E.S.P. 20                        286,272          --        0.747        213,772              --

                                      -69-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.    NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                                       DECEMBER 31, 2002
                                                            ----------------------------------------------------------------------
                                                            ACCUMULATION     ANNUITY       UNIT          NET             ANNUITY
                                                               UNITS          UNITS        VALUE        ASSETS          NET ASSETS
                                                            ------------     -------      -------     ----------        ----------
Travelers Series Fund Inc.  (continued)
  MFS Total Return Portfolio
    Standard Death Benefit                                     6,681,829          --      $ 1.061    $ 7,092,427          $   --
    Standard Death Benefit E.S.P. 20                             237,582          --        0.910        216,121              --
    Step-up Death Benefit 1.25%                                5,108,223          --        1.058      5,405,419              --
    Step-up Death Benefit 1.25% E.S.P. 20                         67,819          --        0.908         61,596              --
    Roll-up Death Benefit                                      2,037,079          --        1.053      2,145,588              --
    Roll-up Death Benefit E.S.P. 20                               23,468          --        0.906         21,266              --
    Step-up Death Benefit 1.70%                                4,154,038          --        1.005      4,174,522              --
    Step-up Death Benefit 1.70% E.S.P. 20                      2,625,598          --        1.002      2,631,882              --
  Smith Barney Aggressive Growth Portfolio
    Standard Death Benefit                                     6,371,694       7,252        0.870      5,543,620           6,310
    Standard Death Benefit E.S.P. 20                             371,106          --        0.606        224,920              --
    Step-up Death Benefit 1.25%                                8,140,330          --        0.867      7,059,957              --
    Step-up Death Benefit 1.25% E.S.P. 20                        202,828          --        0.605        122,738              --
    Roll-up Death Benefit                                      3,140,427          --        0.863      2,710,733              --
    Roll-up Death Benefit E.S.P. 20                              215,216          --        0.604        129,929              --
    Step-up Death Benefit 1.70%                                3,744,110          --        0.802      3,002,767              --
    Step-up Death Benefit 1.70% E.S.P. 20                      2,025,793                    0.800      1,620,556              --
  Smith Barney High Income Portfolio
    Standard Death Benefit                                     1,743,696          --        0.837      1,459,215              --
    Standard Death Benefit E.S.P. 20                                  --          --        0.889             --              --
    Step-up Death Benefit 1.25%                                1,257,332          --        0.834      1,048,922              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.887             --              --
    Roll-up Death Benefit                                      1,089,942          --        0.830        905,026              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.885             --              --
    Step-up Death Benefit 1.70%                                  807,357          --        0.985        795,562              --
    Step-up Death Benefit 1.70% E.S.P. 20                        446,090          --        0.983        438,466              --
  Smith Barney International All Cap Growth Portfolio
    Standard Death Benefit                                     3,924,462          --        0.452      1,774,634              --
    Standard Death Benefit E.S.P. 20                                  --          --        0.606             --              --
    Step-up Death Benefit 1.25%                                1,305,001          --        0.451        588,272              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.605             --              --
    Roll-up Death Benefit                                        434,562          --        0.449        194,980              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.604             --              --
    Step-up Death Benefit 1.70%                                2,340,496          --        0.853      1,995,471              --
    Step-up Death Benefit 1.70% E.S.P. 20                          6,583          --        0.850          5,598              --
  Smith Barney Large Cap Value Portfolio
    Standard Death Benefit                                     3,249,278          --        0.718      2,333,327              --
    Standard Death Benefit E.S.P. 20                              17,876          --        0.667         11,922              --
    Step-up Death Benefit 1.25%                                2,651,005          --        0.716      1,897,781              --
    Step-up Death Benefit 1.25% E.S.P. 20                         28,354          --        0.666         18,880              --
    Roll-up Death Benefit                                      1,435,592          --        0.713      1,022,892              --
    Roll-up Death Benefit E.S.P. 20                              202,982          --        0.664        134,841              --
    Step-up Death Benefit 1.70%                                1,102,306          --        0.806        888,608              --
    Step-up Death Benefit 1.70% E.S.P. 20                        435,549          --        0.804        350,222              --

                                      -70-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.    NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                                      DECEMBER 31, 2002
                                                            ----------------------------------------------------------------------
                                                            ACCUMULATION     ANNUITY       UNIT          NET             ANNUITY
                                                               UNITS          UNITS        VALUE        ASSETS          NET ASSETS
                                                            ------------     -------      -------     ----------        ----------
Travelers Series Fund Inc.   (continued)
  Smith Barney Large Capitalization Growth Portfolio
    Standard Death Benefit                                     6,310,650          --      $ 0.642    $ 4,051,247          $   --
    Standard Death Benefit E.S.P. 20                              52,502          --        0.684         35,931              --
    Step-up Death Benefit 1.25%                                4,867,337          --        0.640      3,114,832              --
    Step-up Death Benefit 1.25% E.S.P. 20                         50,365          --        0.683         34,415              --
    Roll-up Death Benefit                                      2,509,706          --        0.637      1,598,441              --
    Roll-up Death Benefit E.S.P. 20                              336,318          --        0.682        229,273              --
    Step-up Death Benefit 1.70%                                  959,386          --        0.872        836,998              --
    Step-up Death Benefit 1.70% E.S.P. 20                        518,804          --        0.870        451,477              --
  Smith Barney Mid Cap Core Portfolio
    Standard Death Benefit                                     2,864,412       3,899        0.967      2,770,714           3,771
    Standard Death Benefit E.S.P. 20                              17,857          --        0.740         13,213              --
    Step-up Death Benefit 1.25%                                2,303,021          --        0.964      2,220,655              --
    Step-up Death Benefit 1.25% E.S.P. 20                         88,382          --        0.739         65,293              --
    Roll-up Death Benefit                                      1,002,964          --        0.960        962,505              --
    Roll-up Death Benefit E.S.P. 20                               31,019          --        0.737         22,862              --
    Step-up Death Benefit 1.70%                                  736,476          --        0.979        720,873              --
    Step-up Death Benefit 1.70% E.S.P. 20                        485,483          --        0.976        473,994              --
  Smith Barney Money Market Portfolio
    Standard Death Benefit                                     7,333,450          --        1.077      7,900,954              --
    Standard Death Benefit E.S.P. 20                              53,821          --        1.004         54,052              --
    Step-up Death Benefit 1.25%                                3,640,830          --        1.074      3,910,191              --
    Step-up Death Benefit 1.25% E.S.P. 20                        107,986          --        1.003        108,279              --
    Roll-up Death Benefit                                      2,345,845          --        1.069      2,507,560              --
    Roll-up Death Benefit E.S.P. 20                              361,877          --        1.000        362,013              --
    Step-up Death Benefit 1.70%                                8,019,286          --        0.995      7,976,799              --
    Step-up Death Benefit 1.70% E.S.P. 20                      1,669,540                    0.992      1,656,487              --
  Travelers Managed Income Portfolio                                              --
    Standard Death Benefit                                     2,210,799          --        1.125      2,487,172              --
    Standard Death Benefit E.S.P. 20                             379,957          --        1.015        385,577              --
    Step-up Death Benefit 1.25%                                2,311,651          --        1.121      2,592,498              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        1.013             --              --
    Roll-up Death Benefit                                      2,076,038          --        1.116      2,317,341              --
    Roll-up Death Benefit E.S.P. 20                               25,853          --        1.011         26,134              --
    Step-up Death Benefit 1.70%                                2,197,709          --        0.984      2,161,886              --
    Step-up Death Benefit 1.70% E.S.P. 20                        969,658          --        0.981        951,445              --
  Van Kampen Enterprise Portfolio
    Standard Death Benefit                                     1,585,903          --        0.523        828,853              --
    Standard Death Benefit E.S.P. 20                                  --          --        0.643             --              --
    Step-up Death Benefit 1.25%                                  864,932          --        0.521        450,616              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.642             --              --
    Roll-up Death Benefit                                        707,572          --        0.519        366,908              --
    Roll-up Death Benefit E.S.P. 20                                2,271          --        0.640          1,454              --
    Step-up Death Benefit 1.70%                                   50,164          --        0.828         41,529              --
    Step-up Death Benefit 1.70% E.S.P. 20                        105,425          --        0.826         87,055              --

                                      -71-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.    NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                                       DECEMBER 31, 2002
                                                            ----------------------------------------------------------------------
                                                            ACCUMULATION     ANNUITY       UNIT          NET             ANNUITY
                                                               UNITS          UNITS        VALUE        ASSETS          NET ASSETS
                                                            ------------     -------      -------     ----------        ----------
Van Kampen Life Investment Trust
  Comstock Portfolio - Class II Shares
    Standard Death Benefit                                            --          --      $ 0.769     $       --          $   --
    Standard Death Benefit E.S.P. 20                                  --          --        0.768             --              --
    Step-up Death Benefit 1.25%                                       --          --        0.768             --              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.767             --              --
    Roll-up Death Benefit                                             --          --        0.767             --              --
    Roll-up Death Benefit E.S.P. 20                                   --                    0.766             --              --
    Step-up Death Benefit 1.70%                                  665,542          --        0.766        509,566              --
    Step-up Death Benefit 1.70% E.S.P. 20                         94,785          --        0.764         72,460              --
  Emerging Growth Portfolio - Class I Shares
    Standard Death Benefit                                     4,114,291          --        0.537      2,210,670              --
    Standard Death Benefit E.S.P. 20                              33,984          --        0.563         19,128              --
    Step-up Death Benefit 1.25%                                3,542,734          --        0.536      1,897,567              --
    Step-up Death Benefit 1.25% E.S.P. 20                         60,634          --        0.562         34,074              --
    Roll-up Death Benefit                                      1,338,397          --        0.533        713,503              --
    Roll-up Death Benefit E.S.P. 20                               42,070          --        0.561         23,587              --
    Step-up Death Benefit 1.70%                                  217,610          --        0.752        163,575              --
    Step-up Death Benefit 1.70% E.S.P. 20                        156,956          --        0.750        117,684              --
  Enterprise Portfolio - Class II Shares
    Standard Death Benefit                                            --          --        0.726             --              --
    Standard Death Benefit E.S.P. 20                                  --          --        0.725             --              --
    Step-up Death Benefit 1.25%                                       --          --        0.726             --              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.725             --              --
    Roll-up Death Benefit                                             --          --        0.725             --              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.724             --              --
    Step-up Death Benefit 1.70%                                   78,186          --        0.723         56,557              --
    Step-up Death Benefit 1.70% E.S.P. 20                             --          --        0.722             --              --

Variable Annuity Portfolios
  Smith Barney Small Cap Growth Opportunities Portfolio                                                                       --
    Standard Death Benefit                                        55,510       5,005        0.694         38,519           3,473
    Standard Death Benefit E.S.P. 20                                  --          --        0.686             --              --
    Step-up Death Benefit 1.25%                                  146,257          --        0.693        101,319              --
    Step-up Death Benefit 1.25% E.S.P. 20                          3,458          --        0.685          2,368              --
    Roll-up Death Benefit                                         51,956          --        0.691         35,903              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.683             --              --
    Step-up Death Benefit 1.70%                                  191,027          --        0.887        169,414              --
    Step-up Death Benefit 1.70% E.S.P. 20                         77,835          --        0.885         68,853              --

                                      -72-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.    NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                                        DECEMBER 31, 2002
                                                            ---------------------------------------------------------------------
                                                            ACCUMULATION     ANNUITY       UNIT          NET            ANNUITY
                                                               UNITS          UNITS        VALUE        ASSETS         NET ASSETS
                                                            ------------     -------      -------     ----------       ----------
Variable Insurance Products Fund II
  Contrafund(R) Portfolio - Service Class
    Standard Death Benefit                                     1,251,131          --      $ 0.811   $  1,014,299        $     --
    Standard Death Benefit E.S.P. 20                               3,134          --        0.842          2,638              --
    Step-up Death Benefit 1.25%                                1,717,820          --        0.808      1,388,250              --
    Step-up Death Benefit 1.25% E.S.P. 20                         13,658          --        0.840         11,477              --
    Roll-up Death Benefit                                        494,264          --        0.804        397,547              --
    Roll-up Death Benefit E.S.P. 20                               11,789          --        0.838          9,883              --
    Step-up Death Benefit 1.70%                                  494,365          --        0.995        491,817              --
    Step-up Death Benefit 1.70% E.S.P. 20                        223,681          --        0.992        221,964              --
  Contrafund(R) Portfolio - Service Class 2                                                                                   --
    Standard Death Benefit                                            --          --        0.870             --              --
    Standard Death Benefit E.S.P. 20                                  --          --        0.869             --              --
    Step-up Death Benefit 1.25%                                       --          --        0.870             --              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.868             --              --
    Roll-up Death Benefit                                             --          --        0.869             --              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.867             --              --
    Step-up Death Benefit 1.70%                                  290,464          --        0.867        251,754              --
    Step-up Death Benefit 1.70% E.S.P. 20                         98,257          --        0.865         85,032              --

Variable Insurance Products Fund III
  Dynamic Capital Appreciation Portfolio - Service Class 2
    Standard Death Benefit                                            --          --        0.867             --              --
    Standard Death Benefit E.S.P. 20                                  --          --        0.866             --              --
    Step-up Death Benefit 1.25%                                       --          --        0.866             --              --
    Step-up Death Benefit 1.25% E.S.P. 20                             --          --        0.865             --              --
    Roll-up Death Benefit                                             --          --        0.865             --              --
    Roll-up Death Benefit E.S.P. 20                                   --          --        0.864             --              --
    Step-up Death Benefit 1.70%                                  163,295          --        0.863        140,972              --
    Step-up Death Benefit 1.70% E.S.P. 20                             --          --        0.862             --              --
  Mid Cap Portfolio - Service Class 2
    Standard Death Benefit                                        89,941          --        0.857         77,123              --
    Standard Death Benefit E.S.P. 20                                  --          --        0.856             --              --
    Step-up Death Benefit 1.25%                                   58,437          --        0.857         50,071              --
    Step-up Death Benefit 1.25% E.S.P. 20                          4,102          --        0.856          3,509              --
    Roll-up Death Benefit                                         27,894          --        0.856         23,873              --
    Roll-up Death Benefit E.S.P. 20                                4,541          --        0.855          3,880              --
    Step-up Death Benefit 1.70%                                  558,775          --        0.854        477,136              --
    Step-up Death Benefit 1.70% E.S.P. 20                        148,547          --        0.853        126,651              --

Net Contract Owners' Equity                                                                         $303,245,333        $ 13,554
                                                                                                    ============        ========

                                      -73-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

5.    STATEMENT OF INVESTMENTS

                                                                                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                                                           --------------------------------------------------------

INVESTMENTS                                                                   NO. OF         MARKET        COST OF        PROCEEDS
                                                                              SHARES         VALUE        PURCHASES      FROM SALES
                                                                           -----------    -----------    -----------    -----------
Capital Appreciation Fund (0.1%)
    Total (Cost $193,450)                                                        4,155    $   184,380    $   210,671    $    16,933
                                                                           -----------    -----------    -----------    -----------

MONEY MARKET PORTFOLIO (0.3%)
    Total (Cost $985,469)                                                      985,468        985,469      1,705,498        720,029
                                                                           -----------    -----------    -----------    -----------

AIM VARIABLE INSURANCE FUNDS (0.3%)
  AIM V.I. Premier Equity Fund - Series I
    Total (Cost $1,172,645)                                                     62,092      1,007,133      1,114,706        246,322
                                                                           -----------    -----------    -----------    -----------

ALLIANCE VARIABLE PRODUCT SERIES FUND, INC. (2.2%)
  Growth & Income Portfolio - Class B (Cost $562,236)                           33,469        551,904        564,484          2,130
  Premier Growth Portfolio - Class B (Cost $11,546,846)                        346,874      5,997,456        839,631      1,224,087
                                                                           -----------    -----------    -----------    -----------
    Total (Cost $12,109,082)                                                   380,343      6,549,360      1,404,115      1,226,217
                                                                           -----------    -----------    -----------    -----------

AMERICAN FUNDS INSURANCE SERIES (17.7%)
  Global Growth Fund - Class 2 (Cost $13,869,617)                              864,262      9,783,445      3,287,645      1,213,898
  Growth Fund - Class 2 (Cost $31,404,091)                                     579,015     19,275,405      7,029,892      1,789,253
  Growth-Income Fund - Class 2 (Cost $30,073,774)                              963,531     24,589,306     12,455,833      2,116,389
                                                                           -----------    -----------    -----------    -----------
    Total (Cost $75,347,482)                                                 2,406,808     53,648,156     22,773,370      5,119,540
                                                                           -----------    -----------    -----------    -----------

CREDIT SUISSE TRUST (0.0%)
  Credit Suisse Emerging Markets Portfolio
    Total (Cost $45,078)                                                         5,817         43,281         45,691            588
                                                                           -----------    -----------    -----------    -----------

DELAWARE VIP TRUST (0.1%)
  VIP REIT Series - Standard Class
    Total (Cost $399,562)                                                       34,385        403,333        403,450          3,816
                                                                           -----------    -----------    -----------    -----------

DREYFUS VARIABLE INVESTMENT FUND (0.2%)
  Appreciation Portfolio - Initial Shares (Cost $112,262)                        3,783        108,863        112,615            348
  Small Cap Portfolio - Initial Shares (Cost $350,654)                          12,188        346,136        367,778         16,808
                                                                           -----------    -----------    -----------    -----------
    Total (Cost $462,916)                                                       15,971        454,999        480,393         17,156
                                                                           -----------    -----------    -----------    -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (2.9%)
  Franklin Small Cap Fund - Class 2 (Cost $5,873,699)                          297,074      3,772,841      1,432,598        406,432
  Mutual Shares Securities Fund - Class 2 (Cost $823,591)                       68,410        822,293        827,355          3,742
  Templeton Foreign Securities Fund - Class 2 (Cost $5,188,622)                417,783      3,935,517      1,713,265        825,834
  Templeton Growth Securities Fund - Class 2 (Cost $122,634)                    13,643        117,327        123,504            826
                                                                           -----------    -----------    -----------    -----------
    Total (Cost $12,008,546)                                                   796,910      8,647,978      4,096,722      1,236,834
                                                                           -----------    -----------    -----------    -----------

GREENWICH STREET SERIES FUND (12.7%)
  Appreciation Portfolio (Cost $12,515,964)                                    601,015     10,565,845      6,376,921      1,101,345
  Diversified Strategic Income Portfolio (Cost $6,874,938)                     730,802      6,350,669      2,656,245      1,136,238
  Equity Index Portfolio - Class II Shares (Cost $5,532,827)                   198,090      4,245,078      1,744,176        626,274
  Fundamental Value Portfolio (Cost $22,347,257)                             1,185,101     17,255,065     10,848,641      2,473,735
  Emerging Growth Fund - Class I (Cost $2,059)                                     145          2,009          2,065              6
  Growth & Income Fund - Class I (Cost $12,447)                                  3,671         12,921         12,487             42
                                                                           -----------    -----------    -----------    -----------
    Total (Cost $47,285,492)                                                 2,718,824     38,431,587     21,640,535      5,337,640
                                                                           -----------    -----------    -----------    -----------

                                      -74-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

5.    STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                        FOR THE YEAR ENDED DECEMBER 31, 2002
                                                                               -----------------------------------------------------
                                                                                  NO. OF        MARKET       COST OF       PROCEEDS
                                                                                  SHARES        VALUE       PURCHASES     FROM SALES
                                                                               -----------   -----------   -----------   -----------
JANUS ASPEN SERIES (0.7%)
  Aggressive Growth Portfolio - Service Shares (Cost $3,732,594)                   112,425   $ 1,756,084   $   421,080   $   475,509
  Balanced Portfolio - Service Shares (Cost $182,906)                                8,448       180,115       185,070         2,186
  Global Life Sciences Portfolio - Service Shares (Cost $1,773)                        315         1,718         1,776             3
  Global Technology Portfolio - Service Shares (Cost $6,512)                         2,586         6,233         6,546            34
  Worldwide Growth Portfolio - Service Shares (Cost $92,590)                         4,212        88,248        93,466           847
                                                                               -----------   -----------   -----------   -----------
    Total (Cost $4,016,375)                                                        127,986     2,032,398       707,938       478,579
                                                                               -----------   -----------   -----------   -----------

PIMCO VARIABLE INSURANCE TRUST (8.4%)
  Total Return Portfolio - Administrative Class
    Total (Cost $25,170,697)                                                     2,497,712    25,551,592    24,002,945     2,557,418
                                                                               -----------   -----------   -----------   -----------

PUTNAM VARIABLE TRUST (0.9%)
  Putnam VT International Growth Fund - Class IB Shares (Cost $781,288)             77,102       778,733    28,528,868    28,050,004
  Putnam VT Small Cap Value Fund - Class IB Shares (Cost $2,080,659)               148,520     1,806,007     2,398,500       683,992
  Putnam VT Voyager II Fund - Class IB Shares (Cost $287,259)                       70,839       247,938       233,056        23,371
                                                                               -----------   -----------   -----------   -----------
    Total (Cost $3,149,206)                                                        296,461     2,832,678    31,160,424    28,757,367
                                                                               -----------   -----------   -----------   -----------

SALOMON BROTHERS VARIABLE SERIES FUND INC. (4.2%)
  Capital Fund - Class I (Cost $9,377,046)                                         662,037     7,454,534     5,785,377     1,804,075
  Investors Fund - Class I (Cost $4,960,979)                                       414,981     4,029,467     2,411,721       847,022
  Large Cap Growth Fund - Class I (Cost $15,632)                                     1,908        15,413        15,658            27
  Small Cap Growth Fund - Class I (Cost $1,843,272)                                161,874     1,330,602     1,092,678       462,251
                                                                               -----------   -----------   -----------   -----------
    Total (Cost $16,196,929)                                                     1,240,800    12,830,016     9,305,434     3,113,375
                                                                               -----------   -----------   -----------   -----------

SMITH BARNEY INVESTMENT SERIES (0.4%)
  Smith Barney Large Cap Core Portfolio (Cost $309,389)                             37,656       265,474       291,524        84,756
  Smith Barney Premier Selections All Cap Growth Portfolio (Cost $1,197,450)       114,503     1,005,340     1,232,538       190,310
                                                                               -----------   -----------   -----------   -----------
    Total (Cost $1,506,839)                                                        152,159     1,270,814     1,524,062       275,066
                                                                               -----------   -----------   -----------   -----------

SMITH BARNEY MULTIPLE DISCIPLINE TRUST (1.0%)
  Multiple Discipline Portfolio - All Cap Growth and Value (Cost $1,372,787)       128,799     1,371,708     1,373,402           671
  Multiple Discipline Portfolio - Balanced All Cap
    Growth and Value (Cost $1,414,459)                                             133,724     1,393,400     1,414,525            67
  Multiple Discipline Portfolio - Global All Cap
    Growth and Value (Cost $284,524)                                                25,801       278,140       331,052        46,711
  Multiple Discipline Portfolio - Large Cap Growth and Value (Cost $111,199)        10,195       109,394       113,294         2,133
                                                                               -----------   -----------   -----------   -----------
    Total (Cost $3,182,969)                                                        298,519     3,152,642     3,232,273        49,582
                                                                               -----------   -----------   -----------   -----------

THE TRAVELERS SERIES TRUST (4.3%)
  Convertible Securities Portfolio (Cost $183,949)                                  19,036       184,079       195,255        11,576
  Disciplined Mid Cap Stock Portfolio (Cost $89,342)                                 6,764        88,671        99,297         9,336
  Equity Income Portfolio (Cost $4,734,849)                                        323,405     4,123,419     2,543,636       673,347
  Federated High Yield Portfolio (Cost $190,269)                                    24,294       179,049       201,681        11,015
  Federated Stock Portfolio (Cost $13,432)                                           1,130        13,633        13,488            57
  Large Cap Portfolio (Cost $4,100,822)                                            251,105     2,664,222       846,567       542,707
  Lazard International Stock Portfolio (Cost $39,293)                                4,912        38,855        59,932        20,324
  MFS Emerging Growth Portfolio (Cost $8,795,301)                                  469,976     3,402,629       809,306       979,969
  MFS Mid Cap Growth Portfolio (Cost $127,270)                                      24,826       124,628       149,086        21,919
  MFS Research Portfolio (Cost $2,695,984)                                         252,999     1,649,551       536,357       397,224
  Travelers Quality Bond Portfolio (Cost $615,640)                                  54,105       596,781       650,617        34,463
                                                                               -----------   -----------   -----------   -----------
    Total (Cost $21,586,151)                                                     1,432,552    13,065,517     6,105,222     2,701,937
                                                                               -----------   -----------   -----------   -----------

                                      -75-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

5.    STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                       FOR THE YEAR ENDED DECEMBER 31, 2002
                                                                           ---------------------------------------------------------
                                                                              NO. OF         MARKET        COST OF        PROCEEDS
                                                                              SHARES         VALUE        PURCHASES      FROM SALES
                                                                           ------------   ------------   ------------   ------------
TRAVELERS SERIES FUND INC. (40.0%)
  AIM Capital Appreciation Portfolio (Cost $2,684,916)                          267,803   $  2,083,507   $  1,000,851   $    188,359
  Alliance Growth Portfolio (Cost $12,587,864)                                  516,153      6,281,578      1,384,313      1,365,845
  MFS Total Return Portfolio (Cost $24,803,292)                               1,529,712     21,752,499     13,598,876      1,684,325
  Smith Barney Aggressive Growth Portfolio (Cost $28,579,075)                 2,259,393     20,424,916     10,404,703      3,372,518
  Smith Barney High Income Portfolio (Cost $6,393,268)                          742,487      4,647,971      3,250,687        630,781
  Smith Barney International All Cap Growth Portfolio (Cost $4,622,907)         518,741      4,559,730     66,188,035     64,100,385
  Smith Barney Large Cap Value Portfolio (Cost $9,304,942)                      503,749      6,659,556      2,693,177      1,212,138
  Smith Barney Large Capitalization Growth Portfolio (Cost $14,984,521)       1,063,067     10,354,272      3,799,089      3,068,115
  Smith Barney Mid Cap Core Portfolio (Cost $9,009,635)                         726,958      7,255,044      2,789,424      1,152,049
  Smith Barney Money Market Portfolio (Cost $24,472,755)                     24,472,755     24,472,755    109,463,081    106,538,516
  Travelers Managed Income Portfolio (Cost $11,949,951)                         987,697     10,923,924      7,255,195      3,109,887
  Van Kampen Enterprise Portfolio (Cost $4,129,028)                             194,813      1,776,692        212,466        466,583
                                                                           ------------   ------------   ------------   ------------
    Total (Cost $153,522,154)                                                33,783,328    121,192,444    222,039,897    186,889,501
                                                                           ------------   ------------   ------------   ------------

VAN KAMPEN LIFE INVESTMENT TRUST (1.9%)
  Comstock Portfolio - Class II Shares (Cost $565,660)                           64,183        582,142        584,804         17,614
  Emerging Growth Portfolio - Class I Shares (Cost $11,795,944)                 271,377      5,180,591        694,460      1,439,673
  Enterprise Portfolio - Class II Shares (Cost $58,577)                           5,403         56,569         58,792            212
                                                                           ------------   ------------   ------------   ------------
    Total (Cost $12,420,181)                                                    340,963      5,819,302      1,338,056      1,457,499
                                                                           ------------   ------------   ------------   ------------

VARIABLE ANNUITY PORTFOLIOS (0.1%)
  Smith Barney Small Cap Growth Opportunities Portfolio
    Total (Cost $486,542)                                                        59,145        419,927        448,307         46,394
                                                                           ------------   ------------   ------------   ------------

VARIABLE INSURANCE PRODUCTS FUND II (1.3%)
  Contrafund(R) Portfolio - Service Class (Cost $4,326,477)                     196,145      3,538,450      1,086,438      1,040,476
  Contrafund(R) Portfolio - Service Class 2 (Cost $341,252)                      18,766        336,854        348,427          6,932
                                                                           ------------   ------------   ------------   ------------
    Total (Cost $4,667,729)                                                     214,911      3,875,304      1,434,865      1,047,408
                                                                           ------------   ------------   ------------   ------------

VARIABLE INSURANCE PRODUCTS FUND III (0.3%)
  Dynamic Capital Appreciation Portfolio - Service Class 2 (Cost $124,987)       25,089        141,000        125,964          1,055
  Mid Cap Portfolio - Service Class 2 (Cost $759,167)                            43,841        762,391        765,755          6,642
                                                                           ------------   ------------   ------------   ------------
    Total (Cost $884,154)                                                        68,930        903,391        891,719          7,697
                                                                           ------------   ------------   ------------   ------------

TOTAL INVESTMENTS (100%)
  (COST $396,799,648)                                                                     $303,301,701   $356,066,293   $241,306,898
                                                                                          ============   ============   ============

                                      -76-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.    FINANCIAL HIGHLIGHTS

                                                YEAR             UNIT VALUE      NET    INVESTMENT  EXPENSE RATIO     TOTAL RETURN
                                                ENDED   UNITS     LOWEST TO    ASSETS     INCOME      LOWEST TO        LOWEST TO
                                               DEC 31  (000S)    HIGHEST ($)   ($000S)   RATIO (%)    HIGHEST (%)     HIGHEST (%)*
                                               ------  ------    -----------   -------  ----------  -------------     ------------
CAPITAL APPRECIATION FUND                       2002      237   0.775 - 0.777      184       1.79     1.85 - 2.05   (11.40) - (6.17)

MONEY MARKET PORTFOLIO                          2002      990   0.995 - 0.996      986       0.74     1.85 - 2.05    (0.40) - (0.30)
AIM VARIABLE INSURANCE FUNDS
  AIM V.I. Premier Equity Fund - Series I       2002    1,460   0.607 - 0.782    1,007       0.59     1.30 - 2.05  (31.70) - (25.57)
                                                2001      343   0.884 - 1.142      341       0.35     1.30 - 2.05     (10.43) - 2.42
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
  Growth & Income Portfolio - Class B           2002      702   0.785 - 0.788      552       0.05     1.30 - 2.05   (20.47) - (3.79)

  Premier Growth Portfolio - Class B            2002   11,167   0.511 - 0.803    5,997          -     1.30 - 2.05  (32.23) - (31.74)
                                                2001   12,139   0.751 - 1.183    9,240          -     1.30 - 2.05     (18.72) - 3.59
AMERICAN FUNDS INSURANCE SERIES
  Global Growth Fund - Class 2                  2002   13,460   0.686 - 0.995    9,782       0.91     1.30 - 2.05     (16.34) - 0.80
                                                2001   11,365   0.817 - 1.188    9,408       0.71     1.30 - 2.05    (15.51) - 11.44

  Growth Fund - Class 2                         2002   25,489   0.647 - 0.918   19,272       0.03     1.30 - 2.05  (25.95) - (25.41)
                                                2001   19,783   0.871 - 1.238   19,531       0.48     1.30 - 2.05     (19.42) - 9.37

  Growth-Income Fund - Class 2                  2002   27,289   0.768 - 0.916   24,585       1.12     1.30 - 2.05  (20.03) - (19.36)
                                                2001   17,284   0.957 - 1.143   19,305       1.88     1.30 - 2.05     (1.54) - 14.46
CREDIT SUISSE TRUST
  Credit Suisse Emerging Markets Portfolio      2002       54   0.799 - 0.801       43       0.30     1.85 - 2.05   (13.50) - (1.48)
DELAWARE VIP TRUST
  VIP REIT Series - Standard Class              2002      423   0.952 - 0.953      403          -     1.85 - 2.05    (8.89) - (4.13)
DREYFUS VARIABLE INVESTMENT FUND
  Appreciation Portfolio - Initial Shares       2002      136           0.799      109       2.20            1.85             (4.54)

  Small Cap Portfolio - Initial Shares          2002      460   0.751 - 0.752      346       0.03     1.85 - 2.05  (19.49) - (10.91)
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Franklin Small Cap Fund - Class 2             2002    6,103   0.585 - 0.859    3,772       0.25     1.30 - 2.05  (30.15) - (29.63)
                                                2001    4,786   0.833 - 1.228    4,016       0.38     1.30 - 2.05    (16.53) - 15.53

  Mutual Shares Securities Fund - Class 2       2002      976   0.841 - 0.845      822       0.03     1.30 - 2.05   (15.72) - (3.10)

  Templeton Foreign Securities Fund - Class 2   2002    5,263   0.710 - 0.907    3,935       1.58     1.30 - 2.05  (20.28) - (19.64)
                                                2001    4,357   0.886 - 1.134    3,895       2.86     1.30 - 2.05     (17.27) - 3.28

  Templeton Growth Securities Fund - Class 2    2002      149   0.788 - 0.789      117          -     1.85 - 2.05    (6.08) - (5.05)
GREENWICH STREET SERIES FUND

  Appreciation Portfolio                        2002   12,922   0.760 - 0.920   10,564       1.71     1.30 - 2.05  (19.19) - (18.17)
                                                2001    7,414   0.937 - 1.137    7,265       1.26     1.30 - 2.05      (5.47) - 2.99

  Diversified Strategic Income Portfolio        2002    5,981   1.025 - 1.068    6,350      10.31     1.30 - 2.05        2.77 - 3.49
                                                2001    4,971   0.995 - 1.032    5,112       8.79     1.30 - 2.05      (0.20) - 1.78

  Equity Index Portfolio - Class II Shares      2002    6,316   0.628 - 0.870    4,244       2.01     1.30 - 2.05  (23.75) - (21.47)
                                                2001    5,015   0.822 - 1.141    4,154       0.68     1.30 - 1.85     (13.66) - 5.55

  Fundamental Value Portfolio                   2002   19,474   0.708 - 0.906   17,252       1.19     1.30 - 2.05  (22.87) - (22.29)
                                                2001   12,058   0.915 - 1.173   13,803       0.72     1.30 - 2.05      (6.75) - 9.63

  Emerging Growth Fund - Class I                2002        3           0.755        2          -            1.85             (2.83)

                                      -77-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.    FINANCIAL HIGHLIGHTS (CONTINUED)

                                                YEAR             UNIT VALUE      NET    INVESTMENT  EXPENSE RATIO     TOTAL RETURN
                                                ENDED   UNITS     LOWEST TO    ASSETS     INCOME      LOWEST TO        LOWEST TO
                                               DEC 31  (000S)    HIGHEST ($)   ($000S)   RATIO (%)    HIGHEST (%)     HIGHEST (%)*
                                               ------  ------    -----------   -------  ----------  -------------     ------------
GREENWICH STREET SERIES FUND (CONTINUED)
  Growth & Income Fund - Class I                2002       16           0.798       13       0.10            1.85               5.00
JANUS ASPEN SERIES
  Aggressive Growth Portfolio - Service
    Shares                                      2002    5,698   0.283 - 0.817    1,756          -     1.30 - 2.05  (29.62) - (29.10)
                                                2001    6,171   0.400 - 1.158    2,539          -     1.30 - 2.05     (40.56) - 5.75

  Balanced Portfolio - Service Shares           2002      197   0.911 - 0.912      180       2.89     1.85 - 2.05    (1.19) - (1.08)
  Global Life Sciences Portfolio -
    Service Shares                              2002        2           0.734        2          -            1.85             (5.05)

  Global Technology Portfolio - Service
    Shares                                      2002       10           0.624        6          -            1.85             (5.02)

  Worldwide Growth Portfolio - Service Shares   2002      119   0.738 - 0.739       88       0.39     1.85 - 2.05    (2.64) - (1.07)
PIMCO VARIABLE INSURANCE TRUST
  Total Return Portfolio - Administrative
    Class                                       2002   23,265   1.071 - 1.134   25,547       4.05     1.30 - 2.05        6.89 - 7.90
                                                2001    3,499   1.002 - 1.054    3,651       2.60     1.30 - 2.05      (1.09) - 5.72
PUTNAM VARIABLE TRUST
  Putnam VT International Growth Fund -
    Class IB Shares                             2002      956   0.694 - 0.919      779       0.46     1.30 - 2.05  (19.35) - (18.76)
                                                2001      227   0.856 - 1.138      211          -     1.30 - 2.05     (13.87) - 3.82
  Putnam VT Small Cap Value Fund - Class
    IB Shares                                   2002    1,943   0.826 - 0.980    1,806       0.17     1.30 - 2.05   (26.77) - (1.43)
                                                2001      436   1.087 - 1.221      490          -     1.30 - 2.05      (0.81) - 7.77

  Putnam VT Voyager II Fund - Class IB Shares   2002      341   0.558 - 0.853      248          -     1.30 - 2.05   (30.82) - (5.13)
                                                2001       95   0.805 - 1.233       84          -     1.30 - 1.85    (12.68) - 22.90
SALOMON BROTHERS VARIABLE SERIES FUND INC.
  Capital Fund - Class I                        2002    8,600   0.692 - 0.897    7,453       0.50     1.30 - 2.05  (26.62) - (25.99)
                                                2001    4,827   0.940 - 1.212    5,776       1.16     1.30 - 2.05      (3.59) - 6.62

  Investors Fund - Class I                      2002    4,823   0.703 - 0.856    4,029       1.33     1.30 - 2.05  (24.62) - (24.10)
                                                2001    3,246   0.929 - 1.134    3,558       1.36     1.30 - 2.05     (5.65) - 17.70

  Large Cap Growth Fund - Class I               2002       19   0.797 - 0.798       15          -     1.85 - 2.05      (4.44) - 5.70

  Small Cap Growth Fund - Class I               2002    1,701   0.598 - 0.805    1,330          -     1.30 - 2.05   (36.10) - (1.97)
                                                2001    1,107   0.933 - 1.255    1,332          -     1.30 - 2.05     (8.69) - 11.36
SMITH BARNEY INVESTMENT SERIES
  Smith Barney Large Cap Core Portfolio         2002      389   0.650 - 0.819      265       0.79     1.30 - 2.05  (27.39) - (10.81)
                                                2001      122   0.893 - 1.128      116          -     1.30 - 1.85     (13.55) - 5.22
  Smith Barney Premier Selections All
    Cap Growth Portfolio                        2002    1,350   0.644 - 0.861    1,005       0.08     1.30 - 2.05  (28.24) - (27.71)
                                                2001      221   0.894 - 1.198      198          -     1.30 - 2.05     (11.57) - 1.82
SMITH BARNEY MULTIPLE DISCIPLINE TRUST
  Multiple Discipline Portfolio - All
    Cap Growth and Value                        2002    1,294   1.060 - 1.062    1,371          -     1.30 - 2.05      (5.27) - 8.61
  Multiple Discipline Portfolio -
    Balanced All Cap Growth and Value           2002    1,343   1.037 - 1.039    1,393          -     1.30 - 2.05      (1.80) - 6.13
  Multiple Discipline Portfolio - Global
    All Cap Growth and Value                    2002      259   1.073 - 1.075      278          -     1.30 - 2.05      (6.36) - 3.07
  Multiple Discipline Portfolio - Large
    Cap Growth and Value                        2002      102   1.068 - 1.069      109          -     1.40 - 2.05      (4.39) - 0.09

                                      -78-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.    FINANCIAL HIGHLIGHTS (CONTINUED)

                                                YEAR             UNIT VALUE      NET    INVESTMENT  EXPENSE RATIO     TOTAL RETURN
                                                ENDED   UNITS     LOWEST TO    ASSETS     INCOME      LOWEST TO        LOWEST TO
                                               DEC 31  (000S)    HIGHEST ($)   ($000S)   RATIO (%)    HIGHEST (%)     HIGHEST (%)*
                                               ------  ------    -----------   -------  ----------  -------------     ------------
THE TRAVELERS SERIES TRUST
  Convertible Securities Portfolio              2002      197   0.935 - 0.936      184      10.89     1.85 - 2.05      (4.00) - 2.63

  Disciplined Mid Cap Stock Portfolio           2002      112   0.792 - 0.793       89       0.81     1.85 - 2.05   (10.09) - (2.94)

  Equity Income Portfolio                       2002    4,706   0.792 - 0.955    4,123       1.31     1.30 - 2.05   (15.68) - (4.12)
                                                2001    2,860   1.001 - 1.130    2,878       1.47     1.30 - 2.05      (8.08) - 3.01

  Federated High Yield Portfolio                2002      181   0.990 - 0.991      179      29.91     1.85 - 2.05        5.31 - 7.26

  Federated Stock Portfolio                     2002       17           0.782       14       1.67            1.85             (0.76)

  Large Cap Portfolio                           2002    4,594   0.555 - 0.862    2,664       0.50     1.30 - 2.05  (24.36) - (23.77)
                                                2001    4,301   0.730 - 1.138    3,172       0.61     1.30 - 2.05     (18.62) - 4.50

  Lazard International Stock Portfolio          2002       46   0.842 - 0.843       39       2.21     1.85 - 2.05    (6.55) - (0.24)

  MFS Emerging Growth Portfolio                 2002    7,019   0.458 - 0.787    3,402          -     1.30 - 2.05  (35.55) - (35.11)
                                                2001    7,692   0.708 - 1.219    5,501          -     1.30 - 2.05     (37.12) - 2.35

  MFS Mid Cap Growth Portfolio                  2002      227   0.548 - 0.549      125          -     1.85 - 2.05   (12.30) - (1.08)

  MFS Research Portfolio                        2002    2,747   0.555 - 0.846    1,649       0.61     1.30 - 2.05  (26.67) - (26.09)
                                                2001    2,720   0.753 - 1.151    2,067       0.04     1.30 - 2.05    (23.63) - 19.34

  Travelers Quality Bond Portfolio              2002      565   1.054 - 1.055      597      10.29     1.85 - 2.05        3.13 - 3.94
TRAVELERS SERIES FUND INC.
  AIM Capital Appreciation Portfolio            2002    3,141   0.647 - 0.901    2,083          -     1.30 - 2.05  (25.46) - (22.54)
                                                2001    2,139   0.863 - 1.206    1,854          -     1.30 - 2.05     (11.66) - 3.25

  Alliance Growth Portfolio                     2002   11,839   0.508 - 0.749    6,281       0.60     1.30 - 2.05  (34.93) - (34.49)
                                                2001   12,146   0.777 - 1.148    9,566       0.21     1.30 - 2.05    (14.71) - 10.40

  MFS Total Return Portfolio                    2002   20,936   0.906 - 1.061   21,749       7.45     1.30 - 2.05    (7.22) - (6.52)
                                                2001   11,386   0.973 - 1.135   12,854       2.72     1.30 - 2.05      (1.57) - 3.54

  Smith Barney Aggressive Growth Portfolio      2002   24,219   0.604 - 0.870   20,422          -     1.30 - 2.05  (33.99) - (33.54)
                                                2001   17,363   0.912 - 1.309   22,416          -     1.30 - 2.05     (8.33) - 12.63

  Smith Barney High Income Portfolio            2002    5,344   0.830 - 0.985    4,647      27.71     1.30 - 2.05    (5.21) - (4.45)
                                                2001    3,763   0.872 - 1.037    3,304      11.71     1.30 - 2.05      (5.22) - 2.57
  Smith Barney International All Cap
    Growth Portfolio                            2002    8,011   0.449 - 0.853    4,559       1.27     1.30 - 2.05  (27.23) - (26.67)
                                                2001    4,380   0.613 - 1.168    2,698          -     1.30 - 2.05   (32.27) - (1.85)

  Smith Barney Large Cap Value Portfolio        2002    9,123   0.664 - 0.806    6,658       4.15     1.30 - 2.05  (26.98) - (22.83)
                                                2001    7,887   0.906 - 1.101    7,709       1.38     1.30 - 2.05      (9.60) - 1.66
  Smith Barney Large Capitalization
    Growth Portfolio                            2002   15,605   0.637 - 0.872   10,353       0.35     1.30 - 2.05  (26.33) - (25.78)
                                                2001   15,426   0.860 - 1.181   13,424          -     1.30 - 2.05     (13.83) - 9.10

  Smith Barney Mid Cap Core Portfolio           2002    7,534   0.737 - 0.979    7,254       0.10     1.30 - 2.05  (20.78) - (20.15)
                                                2001    6,013   0.927 - 1.233    7,263          -     1.30 - 2.05    (11.40) - 12.91

                                      -79-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.    FINANCIAL HIGHLIGHTS (CONTINUED)

                                                YEAR             UNIT VALUE      NET    INVESTMENT  EXPENSE RATIO     TOTAL RETURN
                                                ENDED   UNITS     LOWEST TO    ASSETS     INCOME      LOWEST TO        LOWEST TO
                                               DEC 31  (000S)    HIGHEST ($)   ($000S)   RATIO (%)    HIGHEST (%)     HIGHEST (%)*
                                               ------  ------    -----------   -------  ----------  -------------     ------------
TRAVELERS SERIES FUND INC. (CONTINUED)
  Smith Barney Money Market Portfolio           2002   23,533   0.992 - 1.077   24,476       1.25     1.30 - 2.05    (0.80) - (0.09)
                                                2001   20,381   1.000 - 1.078   21,555       3.06     1.30 - 2.05      (0.10) - 2.37
  Travelers Managed Income Portfolio            2002   10,172   0.981 - 1.125   10,922      12.00     1.30 - 2.05        0.10 - 0.90
                                                2001    7,005   0.980 - 1.115    7,758       4.88     1.30 - 2.05      (2.87) - 5.30
  Van Kampen Enterprise Portfolio               2002    3,316   0.519 - 0.828    1,776       0.73     1.30 - 2.05  (30.76) - (26.94)
                                                2001    3,805   0.746 - 1.193    2,870          -     1.30 - 2.05     (22.45) - 2.21
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio - Class II Shares          2002      760   0.764 - 0.766      582          -     1.85 - 2.05     (15.55) - 0.79
  Emerging Growth Portfolio - Class I Shares    2002    9,507   0.533 - 0.752    5,180       0.36     1.30 - 2.05  (33.86) - (33.37)
                                                2001   10,747   0.802 - 1.134    8,712       0.10     1.30 - 2.05     (32.55) - 3.18
  Enterprise Portfolio - Class II Shares        2002       78           0.723       57          -            1.85             (8.25)
VARIABLE ANNUITY PORTFOLIOS
  Smith Barney Small Cap Growth
      Opportunities Portfolio                   2002      531   0.685 - 0.887      420          -     1.30 - 2.05  (27.13) - (23.31)
                                                2001       94   0.945 - 1.215       95          -     1.30 - 1.85      (6.25) - 5.01
VARIABLE INSURANCE PRODUCTS FUND II
  Contrafund(R) Portfolio - Service Class       2002    4,210   0.804 - 0.995    3,538       0.73     1.30 - 2.05   (11.27) - (1.18)
                                                2001    4,260   0.902 - 1.119    3,890       0.62     1.30 - 2.05     (13.68) - 3.61
  Contrafund(R) Portfolio - Service Class 2     2002      389   0.865 - 0.867      337          -     1.85 - 2.05   (11.98) - (2.92)
VARIABLE INSURANCE PRODUCTS FUND III
  Dynamic Capital Appreciation Portfolio
    - Service Class 2                           2002      163           0.863      141       0.20            1.85              10.93
  Mid Cap Portfolio - Service Class 2           2002      892   0.853 - 0.857      762          -     1.30 - 2.05     (15.12) - 0.94

* Total return lowest and highest range displayed is calculated from the beginning of the fiscal year to the end of the fiscal year except where a unit value inception date occurred during the course of the current fiscal year. In this case, the inception date unit value is used in the computation.

                                      -80-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.    SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR SEPARATE ACCOUNT TEN FOR
      THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                CAPITAL APPRECIATION FUND            MONEY MARKET PORTFOLIO
                                              -----------------------------      -----------------------------
                                                  2002              2001             2002              2001
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  beginning of year ....................               --                --               --                --
Accumulation units purchased and
  transferred from other funding options          253,158                --        1,858,973                --
Accumulation units redeemed and
  transferred to other funding options .          (15,760)               --         (869,351)               --
Annuity units ..........................               --                --               --                --
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  end of year ..........................          237,398                --          989,622                --
                                              ===========       ===========      ===========       ===========

                                              AIM V.I. PREMIER EQUITY FUND -
                                                         SERIES I
                                              ------------------------------
                                                  2002              2001
                                              -----------       -----------
Accumulation and annuity units
  beginning of year ....................          343,187                --
Accumulation units purchased and
  transferred from other funding options        1,496,861           353,976
Accumulation units redeemed and
  transferred to other funding options .         (380,151)          (10,789)
Annuity units ..........................               --                --
                                              -----------       -----------
Accumulation and annuity units
  end of year ..........................        1,459,897           343,187
                                              ===========       ===========

                                               GROWTH & INCOME PORTFOLIO -         PREMIER GROWTH PORTFOLIO -
                                                         CLASS B                            CLASS B
                                              -----------------------------      -----------------------------
                                                  2002              2001             2002              2001
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  beginning of year ....................               --                --       12,139,279         9,863,252
Accumulation units purchased and
  transferred from other funding options          703,901                --        1,529,883         4,738,959
Accumulation units redeemed and
  transferred to other funding options .           (1,877)               --       (2,501,942)       (2,462,932)
Annuity units ..........................               --                --               --                --
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  end of year ..........................          702,024                --       11,167,220        12,139,279
                                              ===========       ===========      ===========       ===========

                                               GLOBAL GROWTH FUND - CLASS 2
                                              -----------------------------
                                                  2002              2001
                                              -----------       -----------
Accumulation and annuity units
  beginning of year ....................       11,364,834         7,284,798
Accumulation units purchased and
  transferred from other funding options        4,039,548         5,906,474
Accumulation units redeemed and
  transferred to other funding options .       (1,944,449)       (1,826,438)
Annuity units ..........................               --                --
                                              -----------       -----------
Accumulation and annuity units
  end of year ..........................       13,459,933        11,364,834
                                              ===========       ===========

                                                  GROWTH FUND - CLASS 2           GROWTH-INCOME FUND - CLASS 2
                                              -----------------------------      -----------------------------
                                                  2002              2001             2002              2001
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  beginning of year ....................       19,783,344        12,956,316       17,284,291         7,531,851
Accumulation units purchased and
  transferred from other funding options        8,696,674         9,697,095       13,296,068        11,551,771
Accumulation units redeemed and
  transferred to other funding options .       (2,990,893)       (2,870,067)      (3,291,644)       (1,799,331)
Annuity units ..........................               --                --               --                --
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  end of year ..........................       25,489,125        19,783,344       27,288,715        17,284,291
                                              ===========       ===========      ===========       ===========

                                              CREDIT SUISSE EMERGING MARKETS
                                                       PORTFOLIO
                                              ------------------------------
                                                  2002              2001
                                              -----------       -----------
Accumulation and annuity units
  beginning of year ....................               --                --
Accumulation units purchased and
  transferred from other funding options           54,471                --
Accumulation units redeemed and
  transferred to other funding options .             (423)               --
Annuity units ..........................               --                --
                                              -----------       -----------
Accumulation and annuity units
  end of year ..........................           54,048                --
                                              ===========       ===========

                                                                                APPRECIATION PORTFOLIO - INITIAL
                                            VIP REIT SERIES - STANDARD CLASS                SHARES
                                            --------------------------------    --------------------------------
                                                  2002              2001             2002              2001
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  beginning of year ....................               --                --               --                --
Accumulation units purchased and
  transferred from other funding options          423,416                --          136,645                --
Accumulation units redeemed and
  transferred to other funding options .             (112)               --             (492)               --
Annuity units ..........................               --                --               --                --
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  end of year ..........................          423,304                --          136,153                --
                                              ===========       ===========      ===========       ===========

                                            SMALL CAP PORTFOLIO - INITIAL
                                                       SHARES
                                            -----------------------------
                                                2002              2001
                                            -----------       -----------
Accumulation and annuity units
  beginning of year ....................             --                --
Accumulation units purchased and
  transferred from other funding options        476,009                --
Accumulation units redeemed and
  transferred to other funding options .        (15,784)               --
Annuity units ..........................             --                --
                                            -----------       -----------
Accumulation and annuity units
  end of year ..........................        460,225                --
                                            ===========       ===========

                                      -81-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.    SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR SEPARATE ACCOUNT TEN FOR
      THE YEARS ENDED DECEMBER 31, 2002 AND 2001 (CONTINUED)

                                                FRANKLIN SMALL CAP FUND -        MUTUAL SHARES SECURITIES FUND -
                                                         CLASS 2                            CLASS 2
                                              -----------------------------      ------------------------------
                                                  2002              2001             2002              2001
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  beginning of year ....................        4,785,992         3,522,697               --                --
Accumulation units purchased and
  transferred from other funding options        2,111,360         1,823,746          979,295                --
Accumulation units redeemed and
  transferred to other funding options .         (794,484)         (560,451)          (3,427)               --
Annuity units ..........................               --                --               --                --
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  end of year ..........................        6,102,868         4,785,992          975,868                --
                                              ===========       ===========      ===========       ===========

                                               TEMPLETON FOREIGN SECURITIES
                                                     FUND - CLASS 2
                                              -----------------------------
                                                  2002              2001
                                              -----------       -----------
Accumulation and annuity units
  beginning of year ....................        4,357,443         2,683,835
Accumulation units purchased and
  transferred from other funding options        1,924,729         6,825,242
Accumulation units redeemed and
  transferred to other funding options .       (1,019,074)       (5,151,634)
Annuity units ..........................               --                --
                                              -----------       -----------
Accumulation and annuity units
  end of year ..........................        5,263,098         4,357,443
                                              ===========       ===========

                                               TEMPLETON GROWTH SECURITIES
                                                     FUND - CLASS 2                  APPRECIATION PORTFOLIO
                                              -----------------------------      -----------------------------
                                                 2002              2001             2002              2001
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  beginning of year ....................               --                --        7,414,414         2,301,831
Accumulation units purchased and
  transferred from other funding options          149,134                --        6,927,725         5,582,875
Accumulation units redeemed and
  transferred to other funding options .             (490)               --       (1,420,261)         (470,292)
Annuity units ..........................               --                --               --                --
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  end of year ..........................          148,644                --       12,921,878         7,414,414
                                              ===========       ===========      ===========       ===========

                                               DIVERSIFIED STRATEGIC INCOME
                                                        PORTFOLIO
                                              -----------------------------
                                                 2002              2001
                                              -----------       -----------
Accumulation and annuity units
  beginning of year ....................        4,971,474         2,244,722
Accumulation units purchased and
  transferred from other funding options        2,232,908         3,314,325
Accumulation units redeemed and
  transferred to other funding options .       (1,223,189)         (587,573)
Annuity units ..........................               --                --
                                              -----------       -----------
Accumulation and annuity units
  end of year ..........................        5,981,193         4,971,474
                                              ===========       ===========

                                            EQUITY INDEX PORTFOLIO - CLASS II
                                                          SHARES                  FUNDAMENTAL VALUE PORTFOLIO
                                            ---------------------------------    -----------------------------
                                                  2002              2001             2002              2001
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  beginning of year ....................        5,014,863         1,912,765       12,057,684         2,890,849
Accumulation units purchased and
  transferred from other funding options        2,303,712         3,580,269       10,766,631        10,120,920
Accumulation units redeemed and
  transferred to other funding options .       (1,002,855)         (478,171)      (3,350,286)         (954,085)
Annuity units ..........................               --                --               --                --
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  end of year ..........................        6,315,720         5,014,863       19,474,029        12,057,684
                                              ===========       ===========      ===========       ===========

                                            EMERGING GROWTH FUND - CLASS I
                                            ------------------------------
                                                2002              2001
                                            -----------       -----------
Accumulation and annuity units
  beginning of year ....................             --                --
Accumulation units purchased and
  transferred from other funding options          2,659                --
Accumulation units redeemed and
  transferred to other funding options .             --                --
Annuity units ..........................             --                --
                                            -----------       -----------
Accumulation and annuity units
  end of year ..........................          2,659                --
                                            ===========       ===========

                                                                                 AGGRESSIVE GROWTH PORTFOLIO -
                                              GROWTH & INCOME FUND - CLASS I            SERVICE SHARES
                                              ------------------------------     -----------------------------
                                                  2002              2001             2002              2001
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  beginning of year ....................               --                --        6,171,320         4,102,886
Accumulation units purchased and
  transferred from other funding options           16,195                --          981,129         5,203,843
Accumulation units redeemed and
  transferred to other funding options .               --                --       (1,454,062)       (3,135,409)
Annuity units ..........................               --                --               --                --
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  end of year ..........................           16,195                --        5,698,387         6,171,320
                                              ===========       ===========      ===========       ===========

                                               BALANCED PORTFOLIO - SERVICE
                                                         SHARES
                                              -----------------------------
                                                  2002              2001
                                              -----------       -----------
Accumulation and annuity units
  beginning of year ....................               --                --
Accumulation units purchased and
  transferred from other funding options          197,471                --
Accumulation units redeemed and
  transferred to other funding options .               --                --
Annuity units ..........................               --                --
                                              -----------       -----------
Accumulation and annuity units
  end of year ..........................          197,471                --
                                              ===========       ===========

                                      -82-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.    SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR SEPARATE ACCOUNT TEN FOR
      THE YEARS ENDED DECEMBER 31, 2002 AND 2001 (CONTINUED)

                                             GLOBAL LIFE SCIENCES PORTFOLIO -    GLOBAL TECHNOLOGY PORTFOLIO -
                                                      SERVICE SHARES                     SERVICE SHARES
                                             --------------------------------    -----------------------------
                                                  2002              2001             2002              2001
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  beginning of year ....................               --                --               --                --
Accumulation units purchased and
  transferred from other funding options            2,339                --            9,994                --
Accumulation units redeemed and
  transferred to other funding options .               --                --               --                --
Annuity units ..........................               --                --               --                --
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  end of year ..........................            2,339                --            9,994                --
                                              ===========       ===========      ===========       ===========

                                             WORLDWIDE GROWTH PORTFOLIO -
                                                     SERVICE SHARES
                                             -----------------------------
                                                 2002              2001
                                             -----------       -----------
Accumulation and annuity units
  beginning of year ....................              --                --
Accumulation units purchased and
  transferred from other funding options         120,038                --
Accumulation units redeemed and
  transferred to other funding options .            (663)               --
Annuity units ..........................              --                --
                                             -----------       -----------
Accumulation and annuity units
  end of year ..........................         119,375                --
                                             ===========       ===========

                                                 TOTAL RETURN PORTFOLIO -        PUTNAM VT INTERNATIONAL GROWTH
                                                   ADMINISTRATIVE CLASS              FUND - CLASS IB SHARES
                                              -----------------------------      ------------------------------
                                                  2002              2001             2002              2001
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  beginning of year ....................        3,499,038                --          226,828                --
Accumulation units purchased and
  transferred from other funding options       23,330,072         3,615,111       33,783,337        62,303,559
Accumulation units redeemed and
  transferred to other funding options .       (3,563,863)         (116,073)     (33,053,869)      (62,076,731)
Annuity units ..........................               --                --               --                --
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  end of year ..........................       23,265,247         3,499,038          956,296           226,828
                                              ===========       ===========      ===========       ===========

                                                PUTNAM VT SMALL CAP VALUE
                                                  FUND - CLASS IB SHARES
                                              -----------------------------
                                                  2002              2001
                                              -----------       -----------
Accumulation and annuity units
  beginning of year ....................          436,080                --
Accumulation units purchased and
  transferred from other funding options        2,279,780           511,920
Accumulation units redeemed and
  transferred to other funding options .         (772,453)          (75,840)
Annuity units ..........................               --                --
                                              -----------       -----------
Accumulation and annuity units
  end of year ..........................        1,943,407           436,080
                                              ===========       ===========

                                               PUTNAM VT VOYAGER II FUND -
                                                     CLASS IB SHARES                 CAPITAL FUND - CLASS I
                                              -----------------------------      -----------------------------
                                                  2002              2001             2002              2001
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  beginning of year ....................           94,579                --        4,826,526         1,679,631
Accumulation units purchased and
  transferred from other funding options          286,052            94,665        5,870,169         3,721,817
Accumulation units redeemed and
  transferred to other funding options .          (39,181)              (86)      (2,096,265)         (574,922)
Annuity units ..........................               --                --               --                --
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  end of year ..........................          341,450            94,579        8,600,430         4,826,526
                                              ===========       ===========      ===========       ===========

                                                 INVESTORS FUND - CLASS I
                                              -----------------------------
                                                  2002              2001
                                              -----------       -----------
Accumulation and annuity units
  beginning of year ....................        3,246,015           760,295
Accumulation units purchased and
  transferred from other funding options        2,703,238         3,214,875
Accumulation units redeemed and
  transferred to other funding options .       (1,126,495)         (729,155)
Annuity units ..........................               --                --
                                              -----------       -----------
Accumulation and annuity units
  end of year ..........................        4,822,758         3,246,015
                                              ===========       ===========

                                             LARGE CAP GROWTH FUND - CLASS I    SMALL CAP GROWTH FUND - CLASS I
                                             -------------------------------    -------------------------------
                                                  2002              2001             2002              2001
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  beginning of year ....................               --                --        1,107,248           857,433
Accumulation units purchased and
  transferred from other funding options           19,317                --        1,198,830           418,019
Accumulation units redeemed and
  transferred to other funding options .               --                --         (604,913)         (168,204)
Annuity units ..........................               --                --               --                --
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  end of year ..........................           19,317                --        1,701,165         1,107,248
                                              ===========       ===========      ===========       ===========

                                              SMITH BARNEY LARGE CAP CORE
                                                       PORTFOLIO
                                             -----------------------------
                                                 2002              2001
                                             -----------       -----------
Accumulation and annuity units
  beginning of year ....................         122,472                --
Accumulation units purchased and
  transferred from other funding options         375,702           125,714
Accumulation units redeemed and
  transferred to other funding options .        (108,699)           (3,242)
Annuity units ..........................              --                --
                                             -----------       -----------
Accumulation and annuity units
  end of year ..........................         389,475           122,472
                                             ===========       ===========

                                      -83-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.    SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR SEPARATE ACCOUNT TEN FOR
      THE YEARS ENDED DECEMBER 31, 2002 AND 2001 (CONTINUED)

                                             SMITH BARNEY PREMIER SELECTIONS  MULTIPLE DISCIPLINE PORTFOLIO - ALL
                                                 ALL CAP GROWTH PORTFOLIO             CAP GROWTH AND VALUE
                                             -------------------------------  -----------------------------------
                                                  2002              2001             2002              2001
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  beginning of year ....................          220,648                --               --                --
Accumulation units purchased and
  transferred from other funding options        1,334,005           221,401        1,337,953                --
Accumulation units redeemed and
  transferred to other funding options .         (204,697)             (753)         (44,426)               --
Annuity units ..........................               --                --               --                --
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  end of year ..........................        1,349,956           220,648        1,293,527                --
                                              ===========       ===========      ===========       ===========
                                              MULTIPLE DISCIPLINE PORTFOLIO -
                                                BALANCED ALL CAP GROWTH AND
                                                           VALUE
                                              -------------------------------
                                                   2002              2001
                                               -----------       -----------
Accumulation and annuity units
  beginning of year ....................                --                --
Accumulation units purchased and
  transferred from other funding options         1,343,436                --
Accumulation units redeemed and
  transferred to other funding options .              (506)               --
Annuity units ..........................                --                --
                                               -----------       -----------
Accumulation and annuity units
  end of year ..........................         1,342,930                --
                                               ===========       ===========

                                             MULTIPLE DISCIPLINE PORTFOLIO -    MULTIPLE DISCIPLINE PORTFOLIO -
                                             GLOBAL ALL CAP GROWTH AND VALUE       LARGE CAP GROWTH AND VALUE
                                             -------------------------------    -------------------------------
                                                  2002              2001             2002              2001
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  beginning of year ....................               --                --               --                --
Accumulation units purchased and
  transferred from other funding options          305,557                --          102,370                --
Accumulation units redeemed and
  transferred to other funding options .          (46,366)               --               --                --
Annuity units ..........................               --                --               --                --
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  end of year ..........................          259,191                --          102,370                --
                                              ===========       ===========      ===========       ===========

                                             CONVERTIBLE SECURITIES PORTFOLIO
                                             --------------------------------
                                                  2002              2001
                                              -----------       -----------
Accumulation and annuity units
  beginning of year ....................               --                --
Accumulation units purchased and
  transferred from other funding options          205,709                --
Accumulation units redeemed and
  transferred to other funding options .           (9,060)               --
Annuity units ..........................               --                --
                                              -----------       -----------
Accumulation and annuity units
  end of year ..........................          196,649                --
                                              ===========       ===========

                                                 DISCIPLINED MID CAP STOCK       DISCIPLINED SMALL CAP STOCK
                                                        PORTFOLIO                          PORTFOLIO
                                              -----------------------------      -----------------------------
                                                  2002              2001             2002              2001
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  beginning of year ....................               --                --               --           196,599
Accumulation units purchased and
  transferred from other funding options          111,869                --               --           259,916
Accumulation units redeemed and
  transferred to other funding options .              (29)               --               --          (456,515)
Annuity units ..........................               --                --               --                --
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  end of year ..........................          111,840                --               --                --
                                              ===========       ===========      ===========       ===========

                                                 EQUITY INCOME PORTFOLIO
                                              -----------------------------
                                                  2002              2001
                                              -----------       -----------
Accumulation and annuity units
  beginning of year ....................        2,860,334         1,271,780
Accumulation units purchased and
  transferred from other funding options        2,645,694         1,880,750
Accumulation units redeemed and
  transferred to other funding options .         (799,876)         (292,196)
Annuity units ..........................               --                --
                                              -----------       -----------
Accumulation and annuity units
  end of year ..........................        4,706,152         2,860,334
                                              ===========       ===========

                                              FEDERATED HIGH YIELD PORTFOLIO       FEDERATED STOCK PORTFOLIO
                                              ------------------------------     -----------------------------
                                                  2002              2001             2002              2001
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  beginning of year ....................               --                --               --                --
Accumulation units purchased and
  transferred from other funding options          192,346                --           17,425                --
Accumulation units redeemed and
  transferred to other funding options .          (11,647)               --               --                --
Annuity units ..........................               --                --               --                --
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  end of year ..........................          180,699                --           17,425                --
                                              ===========       ===========      ===========       ===========

                                                   LARGE CAP PORTFOLIO
                                              -----------------------------
                                                  2002              2001
                                              -----------       -----------
Accumulation and annuity units
  beginning of year ....................        4,300,617         2,580,390
Accumulation units purchased and
  transferred from other funding options        1,185,126         2,317,943
Accumulation units redeemed and
  transferred to other funding options .         (891,731)         (597,716)
Annuity units ..........................               --                --
                                              -----------       -----------
Accumulation and annuity units
  end of year ..........................        4,594,012         4,300,617
                                              ===========       ===========

                                      -84-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.    SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR SEPARATE ACCOUNT TEN FOR
      THE YEARS ENDED DECEMBER 31, 2002 AND 2001 (CONTINUED)

                                                LAZARD INTERNATIONAL STOCK
                                                         PORTFOLIO               MFS EMERGING GROWTH PORTFOLIO
                                              -----------------------------      -----------------------------
                                                  2002              2001             2002              2001
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  beginning of year ....................               --                --        7,692,164         6,118,276
Accumulation units purchased and
  transferred from other funding options           70,320                --        1,314,206         3,230,102
Accumulation units redeemed and
  transferred to other funding options .          (24,211)               --       (1,987,280)       (1,656,214)
Annuity units ..........................               --                --               --                --
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  end of year ..........................           46,109                --        7,019,090         7,692,164
                                              ===========       ===========      ===========       ===========

                                               MFS MID CAP GROWTH PORTFOLIO
                                              -----------------------------
                                                  2002              2001
                                              -----------       -----------
Accumulation and annuity units
  beginning of year ....................               --                --
Accumulation units purchased and
  transferred from other funding options          266,073                --
Accumulation units redeemed and
  transferred to other funding options .          (38,961)               --
Annuity units ..........................               --                --
                                              -----------       -----------
Accumulation and annuity units
  end of year ..........................          227,112                --
                                              ===========       ===========

                                                   MFS RESEARCH PORTFOLIO          STRATEGIC STOCK PORTFOLIO
                                              -----------------------------      -----------------------------
                                                  2002              2001             2002              2001
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  beginning of year ....................        2,720,099         1,713,801               --           288,459
Accumulation units purchased and
  transferred from other funding options          631,452         1,249,651               --           130,788
Accumulation units redeemed and
  transferred to other funding options .         (604,392)         (243,353)              --          (419,247)
Annuity units ..........................               --                --               --                --
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  end of year ..........................        2,747,159         2,720,099               --                --
                                              ===========       ===========      ===========       ===========

                                              TRAVELERS QUALITY BOND PORTFOLIO
                                              --------------------------------
                                                   2002              2001
                                               -----------       -----------
Accumulation and annuity units
  beginning of year ....................                --                --
Accumulation units purchased and
  transferred from other funding options           575,381                --
Accumulation units redeemed and
  transferred to other funding options .            (9,974)               --
Annuity units ..........................                --                --
                                               -----------       -----------
Accumulation and annuity units
  end of year ..........................           565,407                --
                                               ===========       ===========

                                                 AIM CAPITAL APPRECIATION
                                                        PORTFOLIO                  ALLIANCE GROWTH PORTFOLIO
                                              -----------------------------      -----------------------------
                                                  2002              2001             2002              2001
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  beginning of year ....................        2,139,160                --       12,146,319         9,494,896
Accumulation units purchased and
  transferred from other funding options        1,209,600         2,163,393        2,205,295         4,771,589
Accumulation units redeemed and
  transferred to other funding options .         (207,611)          (24,233)      (2,512,271)       (2,120,166)
Annuity units ..........................               --                --               --                --
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  end of year ..........................        3,141,149         2,139,160       11,839,343        12,146,319
                                              ===========       ===========      ===========       ===========

                                                MFS TOTAL RETURN PORTFOLIO
                                              -----------------------------
                                                  2002              2001
                                              -----------       -----------
Accumulation and annuity units
  beginning of year ....................       11,386,130         4,244,764
Accumulation units purchased and
  transferred from other funding options       12,345,566         9,357,380
Accumulation units redeemed and
  transferred to other funding options .       (2,796,060)       (2,216,014)
Annuity units ..........................               --                --
                                              -----------       -----------
Accumulation and annuity units
  end of year ..........................       20,935,636        11,386,130
                                              ===========       ===========

                                              SMITH BARNEY AGGRESSIVE GROWTH        SMITH BARNEY HIGH INCOME
                                                        PORTFOLIO                          PORTFOLIO
                                              ------------------------------     -----------------------------
                                                  2002              2001             2002              2001
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  beginning of year ....................       17,362,925         8,127,313        3,762,908         2,102,639
Accumulation units purchased and
  transferred from other funding options       11,790,370        11,112,127        2,525,843         2,323,823
Accumulation units redeemed and
  transferred to other funding options .       (4,934,229)       (1,875,856)        (944,334)         (663,554)
Annuity units ..........................             (310)             (659)              --                --
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  end of year ..........................       24,218,756        17,362,925        5,344,417         3,762,908
                                              ===========       ===========      ===========       ===========

                                              SMITH BARNEY INTERNATIONAL ALL
                                                   CAP GROWTH PORTFOLIO
                                              ------------------------------
                                                  2002              2001
                                              -----------       -----------
Accumulation and annuity units
  beginning of year ....................        4,380,487         3,942,361
Accumulation units purchased and
  transferred from other funding options      100,475,486       106,840,829
Accumulation units redeemed and
  transferred to other funding options .      (96,844,869)      (106,402,703)
Annuity units ..........................               --                --
                                              -----------       -----------
Accumulation and annuity units
  end of year ..........................        8,011,104         4,380,487
                                              ===========       ===========

                                      -85-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.    SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR SEPARATE ACCOUNT TEN FOR
      THE YEARS ENDED DECEMBER 31, 2002 AND 2001 (CONTINUED)

                                               SMITH BARNEY LARGE CAP VALUE            SMITH BARNEY LARGE
                                                        PORTFOLIO               CAPITALIZATION GROWTH PORTFOLIO
                                              -----------------------------     -------------------------------
                                                  2002              2001             2002              2001
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  beginning of year ....................        7,887,352         3,424,804       15,426,077         9,344,273
Accumulation units purchased and
  transferred from other funding options        2,979,776         5,486,263        4,632,915         8,129,881
Accumulation units redeemed and
  transferred to other funding options .       (1,744,186)       (1,023,715)      (4,453,924)       (2,048,077)
Annuity units ..........................               --                --               --                --
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  end of year ..........................        9,122,942         7,887,352       15,605,068        15,426,077
                                              ===========       ===========      ===========       ===========

                                                SMITH BARNEY MID CAP CORE
                                                        PORTFOLIO
                                              -----------------------------
                                                  2002              2001
                                              -----------       -----------
Accumulation and annuity units
  beginning of year ....................        6,013,369         3,023,309
Accumulation units purchased and
  transferred from other funding options        2,707,893         3,773,642
Accumulation units redeemed and
  transferred to other funding options .       (1,187,583)         (783,228)
Annuity units ..........................             (166)             (354)
                                              -----------       -----------
Accumulation and annuity units
  end of year ..........................        7,533,513         6,013,369
                                              ===========       ===========

                                               SMITH BARNEY MONEY MARKET            TRAVELERS MANAGED INCOME
                                                      PORTFOLIO                            PORTFOLIO
                                            -------------------------------      -----------------------------
                                                 2002              2001              2002              2001
                                            -------------     -------------      -----------       -----------
Accumulation and annuity units
  beginning of year ....................       20,381,252         3,828,341        7,004,566         1,257,811
Accumulation units purchased and
  transferred from other funding options      116,326,868       140,521,401        6,952,784        13,101,020
Accumulation units redeemed and
  transferred to other funding options .     (113,175,485)     (123,968,490)      (3,785,685)       (7,354,265)
Annuity units ..........................               --                --               --                --
                                            -------------     -------------      -----------       -----------
Accumulation and annuity units
  end of year ..........................       23,532,635        20,381,252       10,171,665         7,004,566
                                            =============     =============      ===========       ===========

                                            VAN KAMPEN ENTERPRISE PORTFOLIO
                                            -------------------------------
                                                 2002              2001
                                             -----------       -----------
Accumulation and annuity units
  beginning of year ....................       3,805,229         3,619,466
Accumulation units purchased and
  transferred from other funding options         279,556         1,427,983
Accumulation units redeemed and
  transferred to other funding options .        (768,518)       (1,242,220)
Annuity units ..........................              --                --
                                             -----------       -----------
Accumulation and annuity units
  end of year ..........................       3,316,267         3,805,229
                                             ===========       ===========

                                              COMSTOCK PORTFOLIO - CLASS II       EMERGING GROWTH PORTFOLIO -
                                                         SHARES                         CLASS I SHARES
                                              -----------------------------      -----------------------------
                                                  2002              2001             2002              2001
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  beginning of year ....................               --                --       10,746,786         8,482,701
Accumulation units purchased and
  transferred from other funding options          761,900                --        1,034,278         3,724,042
Accumulation units redeemed and
  transferred to other funding options .           (1,573)               --       (2,274,388)       (1,459,957)
Annuity units ..........................               --                --               --                --
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  end of year ..........................          760,327                --        9,506,676        10,746,786
                                              ===========       ===========      ===========       ===========

                                              ENTERPRISE PORTFOLIO - CLASS II
                                                          SHARES
                                              -------------------------------
                                                   2002              2001
                                               -----------       -----------
Accumulation and annuity units
  beginning of year ....................                --                --
Accumulation units purchased and
  transferred from other funding options            78,186                --
Accumulation units redeemed and
  transferred to other funding options .                --                --
Annuity units ..........................                --                --
                                               -----------       -----------
Accumulation and annuity units
  end of year ..........................            78,186                --
                                               ===========       ===========

                                              SMITH BARNEY SMALL CAP GROWTH     CONTRAFUND(R) PORTFOLIO - SERVICE
                                                 OPPORTUNITIES PORTFOLIO                     CLASS
                                              -----------------------------     ---------------------------------
                                                  2002              2001             2002              2001
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  beginning of year ....................           94,439                --        4,259,967         2,894,670
Accumulation units purchased and
  transferred from other funding options          494,747           149,815        1,213,582         1,812,526
Accumulation units redeemed and
  transferred to other funding options .          (57,925)          (54,920)      (1,263,707)         (447,229)
Annuity units ..........................             (213)             (456)              --                --
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  end of year ..........................          531,048            94,439        4,209,842         4,259,967
                                              ===========       ===========      ===========       ===========

                                              CONTRAFUND(R) PORTFOLIO - SERVICE
                                                         CLASS 2
                                              ---------------------------------
                                                   2002              2001
                                               -----------       -----------
Accumulation and annuity units
  beginning of year ....................                --                --
Accumulation units purchased and
  transferred from other funding options           389,162                --
Accumulation units redeemed and
  transferred to other funding options .              (441)               --
Annuity units ..........................                --                --
                                               -----------       -----------
Accumulation and annuity units
  end of year ..........................           388,721                --
                                               ===========       ===========

                                      -86-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.    SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR SEPARATE ACCOUNT TEN FOR
      THE YEARS ENDED DECEMBER 31, 2002 AND 2001 (CONTINUED)

                                               DYNAMIC CAPITAL APPRECIATION      MID CAP PORTFOLIO - SERVICE
                                               PORTFOLIO - SERVICE CLASS 2                  CLASS 2
                                              -----------------------------      -----------------------------
                                                  2002              2001             2002              2001
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  beginning of year ....................               --                --               --                --
Accumulation units purchased and
  transferred from other funding options          163,295                --          914,075                --
Accumulation units redeemed and
  transferred to other funding options .               --                --          (21,838)               --
Annuity units ..........................               --                --               --                --
                                              -----------       -----------      -----------       -----------
Accumulation and annuity units
  end of year ..........................          163,295                --          892,237                --
                                              ===========       ===========      ===========       ===========

                                                         COMBINED
                                              ------------------------------
                                                  2002              2001
                                              ------------      ------------
Accumulation and annuity units
  beginning of year ....................       263,837,739       136,549,814
Accumulation units purchased and
  transferred from other funding options       412,657,522       466,691,440
Accumulation units redeemed and
  transferred to other funding options .      (305,295,190)     (339,402,046)
Annuity units ..........................              (689)           (1,469)
                                              ------------      ------------
Accumulation and annuity units
  end of year ..........................       371,199,382       263,837,739
                                              ============      ============

                                      -87-

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors of the Travelers Life and Annuity Company and
    Owners of Variable Annuity Contracts of The Travelers Separate
    Account Ten for Variable Annuities:

We have audited the accompanying statements of assets and liabilities of The
Travelers Separate Account Ten for Variable Annuities as of December 31, 2002,
and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and the financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The
Travelers Separate Account Ten for Variable Annuities as of December 31, 2002,
the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ KPMG LLP

Hartford, Connecticut
March 28, 2003

                                      -88-

                              INDEPENDENT AUDITORS

                                    KPMG LLP
                              Hartford, Connecticut

This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Separate Account Ten for Variable
Annuities or shares of Separate Account Ten's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for
The Travelers Separate Account Ten for Variable Annuities product(s) offered by
The Travelers Life and Annuity Company and the Prospectuses of the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

SEP10  (Annual)  (12-02)  Printed in U.S.A.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholder
The Travelers Life and Annuity Company:

We have audited the accompanying balance sheets of The Travelers Life and
Annuity Company as of December 31, 2002 and 2001, and the related statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Life and Annuity
Company as of December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31,
2002, in conformity with accounting principles generally accepted in the United
States of America.

As discussed in Note 1 to the financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002, and its methods of accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/ KPMG LLP

Hartford, Connecticut
January 21, 2003

                                       F-1

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                              STATEMENTS OF INCOME
                                ($ IN THOUSANDS)

FOR THE YEAR ENDED DECEMBER 31,                                     2002         2001         2000
                                                                 ---------    ---------    ---------
REVENUES
Premiums                                                         $  42,893    $  39,222    $  33,941
Net investment income                                              311,946      251,054      214,174
Realized investment gains (losses)                                 (30,584)      26,144       (7,396)
Fee income                                                         189,686      173,113      127,378
Other revenues                                                      19,530       14,317        9,625
----------------------------------------------------------------------------------------------------
     Total Revenues                                                533,471      503,850      377,722
----------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                               94,513       88,842       78,403
Interest credited to contractholders                               180,610      125,880       77,579
Amortization of deferred acquisition costs                          66,972       89,475       68,254
Operating expenses                                                  32,352       23,404       14,095
----------------------------------------------------------------------------------------------------
     Total Benefits and Expenses                                   374,447      327,601      238,331
----------------------------------------------------------------------------------------------------

Income before federal income taxes and cumulative effect of
   change in accounting principle                                  159,024      176,249      139,391

Federal income taxes
     Current                                                       (31,143)     (19,007)      11,738
     Deferred                                                       86,797       80,096       36,748
----------------------------------------------------------------------------------------------------
     Total Federal Income Taxes                                     55,654       61,089       48,486
----------------------------------------------------------------------------------------------------

Income before cumulative effect of change in accounting
     principle                                                     103,370      115,160       90,905

Cumulative effect of change in accounting for derivative
     instruments and hedging activities, net of tax                     --          (62)          --
----------------------------------------------------------------------------------------------------

Net Income                                                       $ 103,370    $ 115,098    $  90,905
====================================================================================================

                       See Notes to Financial Statements.

                                       F-2

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                                 BALANCE SHEETS
                                ($ IN THOUSANDS)

AT DECEMBER 31,                                                       2002           2001
---------------------------------------------------------------------------------------------

ASSETS
Fixedmaturities, available for sale at fair value
     (including $144,284 and $102,347 subject to securities
     lending agreements) (cost $4,385,801 and $3,308,142)         $ 4,520,299   $ 3,352,227
Equity securities, at fair value (cost $14,939 and $16,251)            14,495        15,738
Mortgage loans                                                        134,078       125,629
Short-term securities                                                 475,365       206,759
Other invested assets                                                 384,616       238,429
---------------------------------------------------------------------------------------------
      Total Investments                                             5,528,853     3,938,782
---------------------------------------------------------------------------------------------
Separate accounts                                                   6,862,009     7,681,791
Deferred acquisition costs                                          1,064,118       814,369
Premiums and fees receivable                                           59,636        56,207
Other assets                                                          179,558       165,118
---------------------------------------------------------------------------------------------
     Total Assets                                                 $13,694,174   $12,656,267
---------------------------------------------------------------------------------------------

LIABILITIES
Future policy benefits and claims                                  $1,145,692    $1,040,856
Contractholder funds                                                3,886,083     2,624,570

Separate accounts                                                   6,862,009     7,681,791
Other liabilities                                                     441,249       261,395
Deferred federal income taxes                                         199,350        70,091
---------------------------------------------------------------------------------------------
     Total Liabilities                                             12,534,383    11,678,703
---------------------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $100; 100,000 shares authorized,
   30,000 issued and outstanding                                        3,000         3,000
Additional paid-in capital                                            417,316       417,316
Retained earnings                                                     644,534       541,164
Accumulated other changes in equity from nonowner sources              94,941        16,084
---------------------------------------------------------------------------------------------
     Total Shareholder's Equity                                     1,159,791       977,564
---------------------------------------------------------------------------------------------

     Total Liabilities and Shareholder's Equity                   $13,694,174   $12,656,267
=============================================================================================

                       See Notes to Financial Statements.

                                       F-3

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                  STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                                ($ IN THOUSANDS)

                                                                          FOR THE YEAR ENDED
                                                                             DECEMBER 31,
------------------------------------------------------------------------------------------------------
COMMON STOCK                                                        2002         2001          2000
------------------------------------------------------------------------------------------------------
Balance, beginning of year                                       $    3,000   $    3,000    $    3,000
Changes in common stock                                                  --           --            --
------------------------------------------------------------------------------------------------------
Balance, end of year                                             $    3,000   $    3,000    $    3,000
======================================================================================================

------------------------------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL
------------------------------------------------------------------------------------------------------
Balance, beginning of year                                       $  417,316   $  417,316    $  167,316
Contribution from Parent Company                                         --           --       250,000
------------------------------------------------------------------------------------------------------
Balance, end of year                                             $  417,316   $  417,316    $  417,316
======================================================================================================

------------------------------------------------------------------------------------------------------
RETAINED EARNINGS
------------------------------------------------------------------------------------------------------

Balance, beginning of year                                       $  541,164   $  426,066    $  335,161
Net income                                                          103,370      115,098        90,905
------------------------------------------------------------------------------------------------------
Balance, end of year                                             $  644,534   $  541,164    $  426,066
======================================================================================================

------------------------------------------------------------------------------------------------------
ACCUMULATED OTHER CHANGES
IN EQUITY FROM NONOWNER SOURCES
------------------------------------------------------------------------------------------------------

Balance, beginning of year                                       $   16,084   $   13,622    $  (39,312)
Cumulative effect of change in accounting principle for
   derivative instruments and hedging activities, net of tax             --           62            --
Unrealized gains (losses), net of tax                                73,750         (924)       52,934
Derivative instrument hedging activity gains,
    net of tax                                                        5,107        3,324            --
------------------------------------------------------------------------------------------------------
Balance, end of year                                             $   94,941   $   16,084    $   13,622
======================================================================================================

------------------------------------------------------------------------------------------------------
SUMMARY OF CHANGES IN EQUITY
FROM NONOWNER SOURCES
------------------------------------------------------------------------------------------------------

Net income                                                       $  103,370   $  115,098    $   90,905
Other changes in equity from nonowner sources                        78,857        2,462        52,934
------------------------------------------------------------------------------------------------------
Total changes in equity from nonowner sources                    $  182,227   $  117,560    $  143,839
======================================================================================================

------------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY
------------------------------------------------------------------------------------------------------
Changes in total shareholder's equity                            $  182,227   $  117,560    $  393,839
Balance, beginning of year                                          977,564      860,004       466,165
------------------------------------------------------------------------------------------------------
Balance, end of year                                             $1,159,791   $  977,564    $  860,004
======================================================================================================

                       See Notes to Financial Statements.

                                       F-4

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                            STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                ($ IN THOUSANDS)

FOR THE YEARS ENDED DECEMBER 31,                                 2002             2001            2000
------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
     Premiums collected                                      $    43,490    $    37,915    $    33,609
     Net investment income received                              276,813        211,179        186,362
     Fee and other income received                               238,970        211,885        136,194
     Benefits and claims paid                                   (103,513)      (103,224)       (96,890)
     Interest credited to contractholders                       (180,610)      (125,880)       (77,579)
     Operating expenses paid                                    (343,932)      (354,506)      (325,180)
     Income taxes (paid) received                                 88,888         45,257        (38,548)
      Other                                                      (21,047)       (31,175)        40,628
------------------------------------------------------------------------------------------------------
         Net cash used in operating activities                      (941)      (108,549)      (141,404)
------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from maturities of investments
         Fixed maturities                                        255,009         97,712        220,841
         Mortgage loans                                           36,193         20,941         28,477
     Proceeds from sales of investments
         Fixed maturities                                      1,689,931        938,987        843,856
         Equity securities                                        35,556          6,363         30,772
         Mortgage loans                                               --             --         15,260
         Real estate held for sale                                    --            (36)         2,115

     Purchases of investments
         Fixed maturities                                     (3,018,069)    (2,022,618)    (1,564,237)
         Equity securities                                       (35,735)        (2,274)       (20,361)
         Mortgage loans                                          (44,632)       (14,494)       (17,016)
     Policy loans, net                                           (11,201)        (3,395)        (2,675)
     Short-term securities (purchases) sales, net               (268,606)        40,618       (166,259)
     Other investment (purchases) sales, net                     (20,915)        (6,334)           327
     Securities transactions in course of settlement, net        117,806         64,698         21,372
------------------------------------------------------------------------------------------------------
         Net cash used in investing activities                (1,264,663)      (879,832)      (607,528)
------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Contractholder fund deposits                              1,486,056      1,178,421        629,138
     Contractholder fund withdrawals                            (224,542)      (185,464)      (115,289)
     Contribution from parent company                                 --             --        250,000
------------------------------------------------------------------------------------------------------
         Net cash provided by financing activities             1,261,514        992,957        763,849
------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                   (4,090)         4,576         14,917
Cash at beginning of year                                         19,514         14,938             21
------------------------------------------------------------------------------------------------------
Cash at December 31,                                         $    15,424    $    19,514    $    14,938
======================================================================================================

                       See Notes to Financial Statements.

                                      F-5

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies used in the preparation of the accompanying financial statements follow.

BASIS OF PRESENTATION

The Travelers Life and Annuity Company (the Company) is a wholly owned subsidiary of The Travelers Insurance Company (TIC), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup). On March 27, 2002, Travelers Property
Casualty Corp. (TPC), TIC's parent at December 31, 2001, completed its initial public offering (IPO). On August 20, 2002, Citigroup made a tax-free distribution to its stockholders of the majority of its remaining interest in
TPC. Prior to the IPO, the common stock of TIC was distributed by TPC to
Citigroup Insurance Holding Corporation (CIHC) so that TIC and the Company would remain indirect wholly owned subsidiaries of Citigroup.

The financial statements and accompanying footnotes of the Company are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in conformity with
GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

The Company offers a variety of variable annuity products where the investment risk is borne by the contractholder, not the Company, and the benefits are not guaranteed. The premiums and deposits related to these products are reported in separate accounts. The Company considers it necessary to differentiate, for financial statement purposes, the results of the risks it has assumed from those it has not.

Certain prior year amounts have been reclassified to conform to the 2002 presentation.

ACCOUNTING CHANGES

BUSINESS COMBINATIONS, GOODWILL AND OTHER INTANGIBLE ASSETS

Effective January 1, 2002, the Company adopted the Financial Accounting
Standards Board (FASB) Statements of Financial Accounting Standards No. 141,
"Business Combinations" (FAS 141) and No. 142, "Goodwill and Other Intangible
Assets" (FAS 142). These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with an indefinite useful life created by business combinations accounted for using the purchase method of accounting.
Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. All goodwill was fully amortized at December 31, 2001 and the Company did not have any other intangible assets with an indefinite useful life. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 4.

                                       F-6

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS

Effective January 1, 2002, the Company adopted FASB Statement of Financial
Accounting Standards No. 144, "Accounting for the Impairment or Disposal of
Long-Lived Assets" (FAS 144). FAS 144 establishes a single accounting model for long-lived assets to be disposed of by sale. A long-lived asset classified as held for sale is to be measured at the lower of its carrying amount or fair value less cost to sell. Depreciation (amortization) is to cease. Impairment is recognized only if the carrying amount of a long-lived asset is not recoverable from its undiscounted cash flows and is measured as the difference between the carrying amount and fair value of the asset. Long-lived assets to be abandoned, exchanged for a similar productive asset, or distributed to owners in a spin-off are considered held and used until disposed of. Accordingly, discontinued
operations are no longer to be measured on a net realizable value basis, and future operating losses are no longer recognized before they occur. The provisions of the new standard are to be applied prospectively. There has been no impact as of December 31, 2002 on the Company's results of operations, financial condition or liquidity due to this standard. The Company does not expect the impact of this standard to be significant in future reporting periods.

ACCOUNTING STANDARDS NOT YET ADOPTED

COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On January 1, 2003, the Company adopted Statement of Financial Accounting
Standards No. 146, "Accounting for Costs Associated with Exit or Disposal
Activities" (FAS 146). FAS 146 requires that a liability for costs associated with exit or disposal activities, other than in a business combination, be recognized when the liability is incurred. Previous generally accepted accounting principles provided for the recognition of such costs at the date of management's commitment to an exit plan. In addition, FAS 146 requires that the liability be measured at fair value and be adjusted for changes in estimated cash flows. The provisions of the new standard are effective for exit or disposal activities initiated after December 31, 2002. It is not expected that
FAS 146 will materially affect the Company's financial statements.

STOCK-BASED COMPENSATION

On January 1, 2003, the Company adopted the fair value recognition provisions of
Statement of Financial Accounting Standards No. 123 (FAS 123), prospectively for all awards granted, modified, or settled after December 31, 2002. The prospective method is one of the adoption methods provided for under FAS No.
148, "Accounting for Stock-Based Compensation-Transition and Disclosure", issued in December 2002. FAS 123 requires that compensation cost for all stock awards be calculated and recognized over the service period (generally equal to the vesting period). This compensation cost is determined using option pricing models, intended to estimate the fair value of the awards at the grant date.
Similar to APB 25, the alternative method of accounting, an offsetting increase to stockholders' equity under FAS 123 is recorded equal to the amount of compensation expense charged. The adoption of this change in accounting principle will not have a significant impact on the Company's results of operations, financial condition or liquidity.

                                       F-7

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

CONSOLIDATION OF VARIABLE INTEREST ENTITIES

In January 2003, the FASB released FASB Interpretation No. 46, "Consolidation of
Variable Interest Entities" (FIN 46). This Interpretation changes the method of determining whether certain entities should be included in the Company's
Consolidated Financial Statements. An entity is subject to FIN 46 and is called a variable interest entity (VIE) if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about the entity's operations, or that do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under FAS No. 94, "Consolidation of All
Majority-Owned Subsidiaries." A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that has a majority of the expected losses or a majority of the expected residual returns or both.

The provisions of FIN 46 are to be applied immediately to VIEs created after
January 31, 2003, and to VIEs in which an enterprise obtains an interest after that date. For VIEs in which an enterprise holds a variable interest that it acquired before February 1, 2003, FIN 46 applies in the first fiscal period beginning after June 15, 2003. For any VIEs that must be consolidated under FIN
46 that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE would be initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change. If determining the carrying amounts is not practicable, fair value at the date FIN 46 first applies may be used to measure the assets, liabilities and noncontrolling interest of the VIE. FIN 46 also mandates new disclosures about VIEs, some of which are required to be presented in financial statements issued after January 31, 2003.

The Company has investments in entities that may be considered to be variable interests. The carrying value of these investments is approximately $121.9 million and primarily consists of interests in security and real estate investment funds and below investment grade asset-backed and mortgage-backed securities. The Company is evaluating the impact of applying FIN 46 to existing
VIEs in which it has variable interests and has not yet completed this analysis.
However, at this time, it is anticipated that the effect on the Company's
Balance Sheets would be insignificant. As the Company continues to evaluate the impact of applying FIN 46, additional entities may be identified that would need to be consolidated.

                                       F-8

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

ACCOUNTING POLICIES

INVESTMENTS

Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities, including instruments subject to securities lending agreements (see
Note 2), are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, credited or charged directly to shareholder's equity. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes. If these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment are used to record fair value.
Changes in the assumptions could affect the fair values of investments.
Impairments are realized when investment losses in value are deemed other-than-temporary. The Company conducts regular reviews to assess whether other-than-temporary impairments exist. Changing economic conditions - global, regional, or related to specific issuers or industries - could adversely affect these investments.

Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely accepted securities data provider.

Equity securities, which include common and non-redeemable preferred stocks, are classified as "available-for-sale" and are carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the current real estate financing market.

Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates fair value.

Other invested assets include partnership investments and real estate joint ventures which are accounted for on the equity method of accounting.
Undistributed income of these investments is reported in net investment income.
Also included in other invested assets are policy loans which are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

Accrual of investment income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

                                       F-9

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative financial instruments, including financial futures contracts, swaps, options and forward contracts as a means of hedging exposure to interest rate changes, equity price change and foreign currency risk. The
Company does not hold or issue derivative instruments for trading purposes. (See
Note 9 for a more detailed description of the Company's derivative use.)
Derivative financial instruments in a gain position are reported in the balance sheet in other assets, derivative financial instruments in a loss position are reported in the balance sheet in other liabilities and derivatives purchased to offset embedded derivatives on variable annuity contracts are reported in other invested assets.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative has to be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged.

For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in realized investment gains and losses, together with changes in the fair value of the related hedged item. The net amount is reflected in current earnings. The
Company's fair value hedges are primarily of available-for-sale securities.

For cash flow hedges, the accounting treatment depends on the effectiveness of the hedge. To the extent that derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported in the accumulated other changes in equity from nonowner sources. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in realized investment gains and losses. The Company's cash flow hedges primarily include hedges of foreign denominated funding agreements and floating rate available-for-sale securities. Derivatives that are either hedging instruments that are carried at fair value or do not qualify as hedges under the new rules are also carried at fair value with changes in value reflected in realized investment gains and losses.

For those hedge relationships that are terminated, hedge designations removed, or forecasted transactions that are no longer expected to occur, the hedge accounting treatment described in the paragraphs above will no longer apply. For fair value hedges, any changes to the hedged item remain as part of the basis of the asset or liability and are ultimately reflected as an element of the yield.
For cash flow hedges, any changes in fair value of the end-user derivative remain in the accumulated other changes in equity from nonowner sources and are included in earnings of future periods when earnings are also affected by the variability of the hedged cash flow. If the hedged relationship is discontinued
because a forecasted transaction will not occur when scheduled, any changes in fair value of the end-user derivative are immediately reflected in realized investment gains and losses.

The Company also purchases investments that have embedded derivatives, primarily convertible debt securities. These embedded derivatives are carried at fair value with changes in value reflected in realized gains and losses. The Company bifurcates an embedded derivative where the economic characteristics and risks of the embedded instrument are not clearly and closely related to the economic characteristics and risk of the host contract, the entire instrument would not otherwise

                                       F-10

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

be re-measured at fair value and a separate instrument with the same terms of the embedded instrument would meet the definition of a derivative under FAS 133.
Derivatives embedded in convertible debt securities are classified as fixed maturity securities, consistent with the host instruments.

Prior to the adoption of FAS 133 on January 1, 2001, end-user derivatives designated as qualifying hedges were accounted for consistently with the risk management strategy as follows. Hedge accounting was generally used to account for derivatives. To qualify for hedge accounting the change in value of the derivative was expected to substantially offset the changes in value of the hedged item. Hedges were monitored to ensure that there was a high correlation between the derivative instruments and the hedged investment. Derivatives that did not qualify for hedge accounting were marked to market with changes in market value reflected in the statement of income.

Payments to be received or made under interest rate swaps were accrued and recognized in net investment income. Swaps hedging investments were carried at fair value with unrealized gains and losses, net of taxes, charged directly to shareholder's equity. Interest rate and currency swaps hedging liabilities were treated as off-balance sheet instruments.

INVESTMENT GAINS AND LOSSES

Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Impairments are realized when investment losses in value are deemed other-than-temporary. The Company conducts regular reviews to assess whether other-than-temporary impairments exist. Changing economic conditions-global, regional, or related to specific issuers or industries-could adversely affect these investments. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S.
dollars, the functional currency of the Company.

SEPARATE ACCOUNTS

The Company has separate accounts that primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each of these accounts has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at fair value.

Amounts assessed to the separate account contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

DEFERRED ACQUISITION COSTS

Costs of acquiring traditional life, universal life, deferred annuities and payout annuities are deferred. These deferred acquisition costs (DAC) include principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business. The method for determining amortization of DAC varies by product

                                       F-11

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

type based upon three different accounting pronouncements: Statement of
Financial Accounting Standards No. 60, "Accounting and Reporting by Insurance
Enterprises" (FAS 60), Statement of Financial Accounting Standards No. 91,
"Accounting for Nonrefundable Fees and Costs Associated with Originating or
Acquiring Loans and Initial Direct Costs of Leases" (FAS 91) and Statement of
Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance
Enterprises for Certain Long Duration Contracts and for Realized Gains and
Losses from the Sale of Investments" (FAS 97).

DAC for deferred annuities, both fixed and variable, and payout annuities are amortized employing a level effective yield methodology per FAS 91 as permitted by AICPA Practice Bulletin 8. An amortization rate is developed using the outstanding DAC balance and projected account balances and is applied to actual account balances to determine the amount of DAC amortization. The projected account balances are derived using a model that contains assumptions related to investment returns and persistency. The model rate is evaluated periodically, at least annually, and the actual rate is reset in the following quarter and applied prospectively. A new amortization pattern is developed so that the DAC balances will be amortized over the remaining estimated life of the business.
DAC for these products is currently being amortized over 10-15 years. DAC for universal life is amortized in relation to estimated gross profits from surrender charges, investment, mortality, and expense margins per FAS 97. Actual profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Re-estimates of gross profits result in retrospective adjustments to earnings by a cumulative charge or credit to income. DAC for this product is currently being amortized over 16-25 years.

DAC relating to traditional life, including term insurance, is amortized in relation to anticipated premiums per FAS 60. Assumptions as to the anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied over the life of the policy. DAC for this product is currently being amortized over 5-20 years.

DAC is reviewed to determine if it is recoverable from future income, including investment income, and, if not recoverable, is charged to expense. All other acquisition expenses are charged to operations as incurred. See Note 4.

VALUE OF INSURANCE IN FORCE

The value of insurance in force, reported in other assets, is an asset that was recorded in 1993 at the time of acquisition of TIC and the Company by
Citigroup's predecessor. It represents the actuarially determined present value of anticipated profits to be realized from annuity contracts at the date of acquisition using the same assumptions that were used for computing related liabilities, where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at an interest rate of 16% for the annuity business acquired. The annuity contracts are amortized employing a level yield method. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. See Note 4.

                                       F-12

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

FUTURE POLICY BENEFITS

Future policy benefits represent liabilities for future insurance policy benefits. The annuity payout reserves are calculated using the mortality and interest assumptions used in the actual pricing of the benefit. Mortality assumptions are based on Company experience and are adjusted to reflect deviations such as substandard mortality in structured settlement benefits. The interest rates range from 2.1% to 7.9% for these annuity products with a weighted average interest rate of 7.2%, including adverse deviation. Traditional life products include whole life and term insurance. Future policy benefits for traditional life products are estimated on the basis of actuarial assumptions as to mortality, persistency and interest, established at policy issue. Interest assumptions applicable to traditional life products range from 3.0% to 7.0%, with a weighted average of 6.0%. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest assumptions, include a margin for adverse deviation. Appropriate recognition has been given to experience rating and reinsurance.

CONTRACTHOLDER FUNDS

Contractholder funds represent receipts from the issuance of universal life, certain deferred annuity contracts and structured settlement contracts. For universal life contracts, contractholder fund balances are increased by receipts for mortality coverage, contract administration, surrender charges and interest accrued where one or more elements are not fixed or guaranteed. These balances are decreased by withdrawals, mortality charges and administrative expenses charged to the contractholder. Interest rates credited to contractholder funds related to universal life range from 4.1% to 6.5%, with a weighted average interest rate of 5.7%.

Pension investment and certain annuity contracts do not contain significant insurance risk and are considered investment type contracts. Contractholder fund balances are increased by receipts and credited interest, and reduced by withdrawals and administrative expenses charged to the contractholder. Interest rates credited to these investment-type contracts range from 3.0% to 10.0% with a weighted average interest rate of 5.8%.

GUARANTY FUND AND OTHER INSURANCE-RELATED ASSESSMENTS

Included in other liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premiums written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2002 and 2001, the
Company's liability for guaranty fund assessments was not significant.

PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company, domiciled in the State of Connecticut, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state.
Permitted statutory accounting

                                       F-13

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company does not have any permitted statutory accounting practices.

PREMIUMS

Premiums are recognized as revenues when due. Premiums for contracts with a limited number of premium payments, due over a significantly shorter period than the period over which benefits are provided, are considered income when due. The portion of premium which is not required to provide for benefits and expenses is deferred and recognized in income in a constant relationship to insurance benefits in force.

FEE INCOME

Fee income is recognized on deferred annuity and universal life contracts for mortality, administrative and equity protection charges according to contract due dates. Fee income is recognized on variable annuity and universal life separate accounts either daily, monthly, quarterly or annually as per contract terms.

OTHER REVENUES

Other revenues include surrender penalties collected at the time of a contract surrender, and other miscellaneous charges related to annuity and universal life contracts recognized when received.

INTEREST CREDITED TO CONTRACTHOLDERS

Interest credited to contractholders represents amounts earned by universal life, pension investment and certain deferred annuity contracts in accordance with contract provisions.

FEDERAL INCOME TAXES

The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

                                       F-14

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

2.  INVESTMENTS

FIXED MATURITIES

The amortized cost and fair values of investments in fixed maturities were as follows:

                                                                        GROSS         GROSS
DECEMBER 31, 2002                                      AMORTIZED      UNREALIZED    UNREALIZED         FAIR
($ IN THOUSANDS)                                          COST          GAINS         LOSSES          VALUE
-------------------------------------------------------------------------------------------------------------

AVAILABLE FOR SALE:
     Mortgage-backed securities - CMOs and
     pass-through securities                          $  423,318     $   21,809     $       90     $  445,037
     U.S. Treasury securities and obligations
     of U.S. Government and government agencies
     and authorities                                     217,602          5,958          2,115        221,445
     Obligations of states and political
     subdivisions                                         49,472          7,170              0         56,642
     Debt securities issued by foreign
     governments                                          21,530          2,146            296         23,380
     All other corporate bonds                         2,932,069        157,225         82,175      3,007,119
     All other debt securities                           737,215         35,255         10,926        761,544
     Redeemable preferred stock                            4,595          1,785          1,248          5,132
-------------------------------------------------------------------------------------------------------------
         Total Available For Sale                     $4,385,801     $  231,348     $   96,850     $4,520,299
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                        GROSS         GROSS
DECEMBER 31, 2001                                      AMORTIZED      UNREALIZED    UNREALIZED         FAIR
($ IN THOUSANDS)                                          COST          GAINS         LOSSES          VALUE
-------------------------------------------------------------------------------------------------------------

AVAILABLE FOR SALE:
     Mortgage-backed securities - CMOs and
     pass-through securities                          $  281,583     $    4,744     $    3,577     $  282,750
     U.S. Treasury securities and obligations
     of U.S. Government and government agencies
     and authorities                                     197,703          2,310         10,883        189,130
     Obligations of states and political
     subdivisions                                         44,587          1,903            355         46,135
     Debt securities issued by foreign
     governments                                          53,207          2,454            716         54,945
     All other corporate bonds                         2,112,121         62,649         25,784      2,148,986
     All other debt securities                           613,451         21,378         10,109        624,720
     Redeemable preferred stock                            6,090            365            894          5,561
-------------------------------------------------------------------------------------------------------------
         Total Available For Sale                     $3,308,742     $   95,803     $   52,318     $3,352,227
-------------------------------------------------------------------------------------------------------------

Proceeds from sales of fixed maturities classified as available for sale were
$1.7 billion, $939 million and $844 million in 2002, 2001 and 2000, respectively. Gross gains of $85.6 million, $67.0 million

                                       F-15

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

and $22.4 million and gross losses of $29.9 million, $22.4 million and $31.2 million in 2002, 2001 and 2000, respectively, were realized on those sales.
Additional losses of $66.9 million, $11.5 million and $2.9 million were realized due to other-than-temporary losses in value in 2002, 2001 and 2000, respectively. Impairment activity increased significantly beginning the fourth quarter of 2001 and continued through 2002. Impairments were concentrated in telecommunication and energy company investments.

Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote is not available amounted to $840.4 million and $628.2 million at
December 31, 2002 and 2001, respectively.

The amortized cost and fair value of fixed maturities available for sale at
December 31, 2002, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     -----------------------------------------------------------------------
                                                  AMORTIZED        FAIR
     ($ IN THOUSANDS)                               COST           VALUE
     -----------------------------------------------------------------------

     MATURITY:
          Due in one year or less                  $178,198       $180,542
          Due after 1 year through 5 years        1,239,752      1,275,526
          Due after 5 years through 10 years      1,689,810      1,731,046
          Due after 10 years                        856,436        888,148
     -----------------------------------------------------------------------
                                                  3,964,196      4,075,262
     -----------------------------------------------------------------------

          Mortgage-backed securities                423,318        445,037
     -----------------------------------------------------------------------
              Total Maturity                     $4,387,514     $4,520,229
     -----------------------------------------------------------------------

The Company makes significant investments in collateralized mortgage obligations
(CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S.
Treasury securities. The Company's investment strategy is to purchase CMO tranches, which are protected against prepayment risk, including planned amortization class tranches and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if an assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

At December 31, 2002 and 2001, the Company held CMOs with a fair value of $265.5 million and $212.5 million, respectively. The Company's CMO holdings were 33.4%
and 49.5% collateralized by GNMA, FNMA or FHLMC securities at December 31, 2002 and 2001, respectively. In addition, the Company held $177.8 million and $64.8 million of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at
December 31, 2002 and 2001, respectively. All of these securities are rated AAA.

                                       F-16

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The
Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and reinvests in a short-term investment pool. See Note 10. The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the cash collateral held, representing its obligation to return the cash collateral related to these loaned securities, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31,
2002 and 2001, the Company held cash collateral of $149.0 million and $104.3 million, respectively.

EQUITY SECURITIES

The cost and fair values of investments in equity securities were as follows:

----------------------------------------------------------------------------------------
                                                          GROSS       GROSS
                                                        UNREALIZED  UNREALIZED     FAIR
($ IN THOUSANDS)                               COST       GAINS       LOSSES      VALUE
----------------------------------------------------------------------------------------

DECEMBER 31, 2002
     Common stocks                           $ 2,599     $    37     $   699     $ 1,937
     Non-redeemable preferred stocks          12,340         394         176      12,558
----------------------------------------------------------------------------------------
         Total Equity Securities             $14,939     $   431     $   875     $14,495
----------------------------------------------------------------------------------------

DECEMBER 31, 2001
     Common stocks                           $ 2,643     $    97     $   671     $ 2,069
     Non-redeemable preferred stocks          13,608         439         378      13,669
----------------------------------------------------------------------------------------
         Total Equity Securities             $16,251     $   536     $ 1,049     $15,738
----------------------------------------------------------------------------------------

Proceeds from sales of equity securities were $35.6 million, $6.4 million and
$30.8 million in 2002, 2001 and 2000, respectively. Gross gains and losses on sales and impairments were insignificant.

MORTGAGE LOANS

Underperforming assets include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

At December 31, 2002 and 2001, the Company's mortgage loan portfolios consisted of the following:

    ------------------------------------------------------------------
    ($ IN THOUSANDS)                              2002         2001
    ------------------------------------------------------------------
    Current Mortgage Loans                      $130,303     $125,131
    Underperforming Mortgage Loans                 3,775          498
    ------------------------------------------------------------------
         Total                                  $134,078     $125,629
    ------------------------------------------------------------------

                                       F-17

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

Aggregate annual maturities on mortgage loans at December 31, 2002 are as shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

       -----------------------------------------------------
       ($ IN THOUSANDS)
       -----------------------------------------------------
       2003                                       $  5,017
       2004                                          8,690
       2005                                          6,380
       2006                                         15,892
       2007                                          6,049
       Thereafter                                   92,050
       -----------------------------------------------------
            Total                                 $134,078
       =====================================================

CONCENTRATIONS

The Company participates in a short-term investment pool maintained by TIC. See
Note 11.

The Company's industry concentrations of investments (primarily fixed maturities), excluding those in federal and government agencies, were as follows at fair value:

       ----------------------------------------------------------------
       ($ IN THOUSANDS)                           2002          2001
       ----------------------------------------------------------------
       Finance                                  $562,179     $286,824
       Electric Utilities                        512,950      447,355
       Media                                     324,008      235,790
       Telecommunications                        304,171      213,644
       Banking                                   265,442      222,581
       ----------------------------------------------------------------

The Company held investments in foreign banks in the amount of $147 million and
$144 million at December 31, 2002 and 2001, respectively, which are included in the table above. The Company defines its below investment grade assets as those securities rated Ba1 by Moody's Investor Services (or its equivalent) or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade. Below investment grade assets included in the preceding table include $109 million and $38 million in Electric
Utilities, $35 million and $21 million in Media, and $53 million and $5 million in telecommunications at December 31, 2002 and 2001, respectively; and total below investment grade assets were $413.7 million and $182.3 million at December
31, 2002 and 2001, respectively.

                                       F-18

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

Included in mortgage loans were the following group concentrations:

        ($ IN THOUSANDS)
        -------------------------------------------------------------
        At December 31,                            2002         2001
        -------------------------------------------------------------
        STATE
        California                              $42,169      $43,700
        New York                                 22,636       23,129
        -------------------------------------------------------------
        PROPERTY TYPE
        Agricultural                            $79,075      $66,459
        Office                                   44,094       37,243
        -------------------------------------------------------------

The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, credit limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

RESTRUCTURED INVESTMENTS

Mortgage loan and debt securities which were restructured at below market terms at December 31, 2002 and 2001 were insignificant. The new terms of restructured investments typically defer a portion of contract interest payments to varying future periods. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such assets was insignificant. Interest on these assets, included in net investment income, was insignificant.

NET INVESTMENT INCOME

  ------------------------------------------------------------------------------
  FOR THE YEAR ENDED DECEMBER 31,
  ($ IN THOUSANDS)                              2002         2001         2000
  ------------------------------------------------------------------------------
  GROSS INVESTMENT INCOME
         Fixed maturities                     $276,818     $217,813     $163,091
         Joint ventures and partnerships        25,746       21,481       34,574
         Mortgage loans                         10,578       11,327       14,776
         Other                                   3,542        3,288        4,398
  ------------------------------------------------------------------------------
           Total gross investment income       316,684      253,909      216,839
  ------------------------------------------------------------------------------
   Investment expenses                           4,738        2,855        2,665
  ------------------------------------------------------------------------------
  Net investment income                       $311,946     $251,054     $214,174
  ------------------------------------------------------------------------------

                                       F-19

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) for the periods were as follows:

--------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
($ IN THOUSANDS)                                              2002         2001        2000
--------------------------------------------------------------------------------------------
REALIZED
       Fixed maturities                                     $(11,185)   $ 33,061    $(11,742)
       Joint ventures and partnerships                       (19,423)     (4,980)     (1,909)
       Mortgage Loans                                            (61)       (707)      3,825
       Other                                                      85      (1,230)      2,430
--------------------------------------------------------------------------------------------
         Total realized investment gains (losses)           $(30,584)   $ 26,144    $ (7,396)
--------------------------------------------------------------------------------------------

Changes in net unrealized investment gains (losses) that are included as accumulated other changes in equity from nonowner sources in shareholder's equity were as follows:

--------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
($ IN THOUSANDS)                                               2002        2001        2000
--------------------------------------------------------------------------------------------
UNREALIZED
     Fixed maturities                                       $ 91,013    $ 14,761    $ 78,278
     Other invested assets                                    22,449     (16,182)      3,159
--------------------------------------------------------------------------------------------
         Total unrealized investment gains (losses)          113,462      (1,421)     81,437
     Related taxes                                            39,712        (497)     28,503
--------------------------------------------------------------------------------------------
     Change in unrealized investment gains (losses)           73,750        (924)     52,934
     Balance beginning of year                                12,698      13,622     (39,312)
--------------------------------------------------------------------------------------------
         Balance end of year                                $ 86,448    $ 12,698    $ 13,622
--------------------------------------------------------------------------------------------

3.  REINSURANCE

The Company uses reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

Since 1997 universal life business has been reinsured under an 80%/20% quota share reinsurance program and term life business has been reinsured under a
90%/10% quota share reinsurance program. Maximum retention of $2.5 million for universal life, and in excess of $25.0 million for term insurance is generally reached on policies in excess of $12.5 million. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $2.5 million.

                                       F-20

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

Total life insurance in-force ceded under reinsurance contracts was $29.3 billion and $23.8 billion at December 31, 2002 and 2001, including $6.0 million and $8.8 million, respectively to TIC. Total life insurance premiums ceded were
$14.9 million, $11.9 million and $8.9 million in 2002, 2001 and 2000, respectively. Ceded premiums paid to TIC were immaterial for these same periods.

The Company also reinsures the guaranteed minimum death benefit (GMDB) on its variable annuity product. Total variable annuity account balances with GMDB is
$7.1 billion, of which $4.9 billion or 69% is reinsured at December 31, 2002.
GMDB is payable upon the death of a contractholder. When the benefit payable is greater than the account value of the variable annuity, the difference is called the net amount at risk (NAR). NAR totals $2.2 billion at December 31, 2002, of which $1.9 billion or 86% is reinsured. During 2002, substantially all new contracts written were not reinsured.

4.  DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE

The Company has two intangible, amortizable assets, DAC and the value of insurance in force. A summary of DAC follows:

                                  Traditional   Deferred
   ($ IN MILLIONS)                   Life       Annuity       UL        Total
   -----------------------------------------------------------------------------

   Beginning balance
   December 31, 2000                $36.8       $384.4      $158.3    $  579.5

   Commissions and expenses          18.4        202.9       103.0       324.3
   deferred
   Amortization expense              (7.5)       (75.8)       (6.1)      (89.4)

   -----------------------------------------------------------------------------
   Balance December 31, 2001         47.7        511.5       255.2       814.4

   Commissions and expenses          16.5        169.4       130.8       316.7
   deferred
   Amortization expense              (8.9)       (48.8)       (9.3)      (67.0)
   -----------------------------------------------------------------------------
   Balance December 31, 2002        $55.3       $632.1      $376.7    $1,064.1
   -----------------------------------------------------------------------------

The value of insurance in force totaled $12.5 million and $13.4 million at
December 31, 2002 and 2001, respectively, and was reported in other assets.
Amortization expense of value of insurance in force was insignificant for 2002 and 2001.

5.  DEPOSIT FUNDS AND RESERVES

At December 31, 2002 and 2001, the Company had $5.0 billion and $3.7 billion of life and annuity deposit funds and reserves, respectively. Of that total, $1.6 billion and $1.5 billion, respectively, were not subject to discretionary withdrawal based on contract terms. The remaining amounts were life and annuity products that were subject to discretionary withdrawal by the contractholders.
Included in the amounts that are subject to discretionary withdrawal were $2.4 billion and $1.6 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $.9 billion and $.6 billion of life insurance and individual annuity liabilities which are subject to discretionary withdrawals with an average surrender charge of 4.2% and 4.9%, respectively. In the payout stage these funds are credited at significantly reduced credited rates. The remaining $.1 billion in 2002 is surrenderable without charge. The life insurance risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for

                                       F-21

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

long-term policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.

6.  FEDERAL INCOME TAXES

The net deferred tax liabilities at December 31, 2002 and 2001 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

  ($ IN THOUSANDS)                                        2002          2001
  ------------------------------------------------------------------------------
  Deferred Tax Assets:
       Benefit, reinsurance and other reserves          $151,454      $180,468
       Other                                               2,286         1,904
  ------------------------------------------------------------------------------
           Total                                         153,740       182,372
  ------------------------------------------------------------------------------

  Deferred Tax Liabilities:
       Investments, net                                  (48,363)      (19,938)
       Deferred acquisition costs and value of
         insurance in force                             (303,652)     (231,454)
       Other                                              (1,075)       (1,071)
  ------------------------------------------------------------------------------
           Total                                        (353,090)     (252,463)
  ------------------------------------------------------------------------------

  Net Deferred Tax Liability                           $(199,350)     $(70,091)
  ------------------------------------------------------------------------------

TIC and its subsidiaries, including the Company, file a consolidated federal income tax return with Citigroup Inc. Federal income taxes are allocated to each member of the consolidated group, according to the Tax Sharing Agreement, on a separate return basis adjusted for credits and other amounts required by the
Agreement.

At December 31, 2002 and 2001, the Company had no ordinary or capital loss carryforwards.

The policyholders' surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately
$2.1 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not contemplated from this account. At current rates the maximum amount of such tax would be approximately $700 thousand.

7.  SHAREHOLDER'S EQUITY

SHAREHOLDER'S EQUITY AND DIVIDEND AVAILABILITY

The Company's statutory net loss was $133.9 million, $73.4 million and $66.2 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Statutory capital and surplus was $397 million and $407 million at December 31,
2002 and 2001, respectively.

                                       F-22

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

Effective January 1, 2001, the Company began preparing its statutory basis financial statements in accordance with the National Association of Insurance
Commissioners' ACCOUNTING PRACTICES AND PROCEDURES MANUAL - VERSION EFFECTIVE
JANUARY 1, 2001, subject to any deviations prescribed or permitted by its domicilary insurance commissioner (see Note 1, Summary of Significant Accounting
Policies, Permitted Statutory Accounting Practices). The impact of this change on statutory capital and surplus was not significant.

The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. The Company does not have surplus available to pay dividends to TIC in 2003 without prior approval of the State of
Connecticut Insurance Department.

ACCUMULATED OTHER CHANGES IN EQUITY FROM NONOWNER SOURCES, NET OF TAX

Changes in each component of Accumulated Other Changes in Equity from Nonowner
Sources were as follows:

                                                                NET                         ACCUMULATED
                                                             UNREALIZED      DERIVATIVE    OTHER CHANGES
                                                           GAIN (LOSS) ON    INSTRUMENTS   IN EQUITY FROM
                                                             INVESTMENT      & HEDGING        NONOWNER
($ IN THOUSANDS)                                             SECURITIES      ACTIVITIES       SOURCES
---------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 1999                                     $(39,312)      $     --       $(39,312)
Unrealized gains on investment securities,
   net of tax of $25,914                                         48,127             --         48,127
Reclassification adjustment for losses
    included in net income, net of tax of $2,589                  4,807             --          4,807
---------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                                    52,934             --         52,934
---------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2000                                       13,622             --         13,622
Cumulative effect of change in accounting for derivative
   instruments and hedging activities, net of tax of $33             --             62             62
Unrealized gains on investment securities,
   net of tax of $8,653                                          16,070             --         16,070
Reclassification adjustment for gains
    included in net income, net of tax of $(9,150)              (16,994)            --        (16,994)
Derivative instrument hedging activity gains, net of
    tax of $1,789                                                    --          3,324          3,324
---------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                                      (924)         3,386          2,462
---------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2001                                       12,698          3,386         16,084
Unrealized gains on investment securities,
   net of tax of $29,008                                         53,871             --         53,871
Reclassification adjustment for losses
   included in net income, net of tax of $10,704                 19,879             --         19,879
Derivative instrument hedging activity gains, net of
   tax of $2,750                                                     --          5,107          5,107
---------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                                    73,750          5,107         78,857
---------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2002                                     $ 86,448       $  8,493       $ 94,941
=========================================================================================================

                                       F-23

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

8.  BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT BENEFITS

The Company participates in a qualified, noncontributory defined benefit pension plan, a non-qualified pension plan and other postretirement benefits to retired employees through plans sponsored by Citigroup. The Company's share of net expense for these plans was not significant for 2002, 2001 and 2000.

401(k) SAVINGS PLAN

Substantially all of the Company's employees are eligible to participate in a
401(k) savings plan sponsored by Citigroup. See Note 11. The Company's expenses in connection with the 401(k) savings plan were not significant in 2002, 2001 and 2000.

9.  DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative financial instruments, including financial futures, interest rate swaps, options and forward contracts, as a means of hedging exposure to foreign currency, equity price changes and/or interest rate risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes.

The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts, which offset asset price changes resulting from changes in market interest rates until an investment is purchased, or a product is sold. Futures contracts are commitments to buy or sell at a future date a financial instrument, at a contracted price, and may be settled in cash or through delivery.

The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions.
These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

                                       F-24

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

Forward contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the net investment in the
Company's direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters contracts to exchange foreign currency for
U.S. Dollars with major financial institutions. These contracts cannot be settled prior to maturity. At the maturity date the Company must purchase the foreign currency necessary to settle the contracts.

The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance-sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

The following table summarizes certain information related to the Company's hedging activities for the years ended December 31, 2002 and 2001:

                                        Year Ended          Year Ended
   ($ IN MILLIONS)                      December 31, 2002   December 31, 2001
   --------------------------------------------------------------------------
   Hedge ineffectiveness recognized
     related to fair value hedges             $(5.2)              $1.9
   Hedge ineffectiveness recognized
     related to cash flow hedges                1.1                (.4)

During the year ended December 31, 2002 the Company recorded a gain of $.3 million from discontinued forecasted transactions. During the year ended
December 31, 2001 there were no discontinued forecasted transactions.

Cash flow transaction amounts expected to be reclassified from accumulated other changes in equity from nonowner sources into pre-tax earnings within twelve months from December 31, 2002 is not significant.

In 2000, these derivative financial instruments were treated as off-balance sheet instruments. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For swaps, options and forward contracts, credit risk is limited to the amount that it would cost the
Company to replace the contacts. Financial futures contracts and purchased listed option contracts have very little credit risk since organized exchanges are the counterparties.

The Company had interest rate and equity options, net of intercompany balances, with fair values of $161.7 million and $67.4 million, at December 31, 2002 and
2001, respectively.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships and joint ventures. All of these commitments are to unaffiliated entities. The notional values of loan commitments at December 31, 2002 and 2001 were $23.9 million and
$0 respectively. The notional values of unfunded commitments were $35.5 million and $43.8 million at December 31, 2002 and 2001, respectively.

                                       F-25

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

FAIR VALUE OF CERTAIN FINANCIAL INSTRUMENTS

The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments that are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

At December 31, 2002, investments in fixed maturities had a carrying value and a fair value of $4.5 billion compared with a carrying value and a fair value of
$3.4 billion at December 31, 2001. See Notes 1 and 2.

At December 31, 2002, mortgage loans had a carrying value of $134.1 million and a fair value of $148.0 million and at December 31, 2001 had a carrying value of
$125.6 million and a fair value of $131.6 million. In estimating fair value, the
Company used interest rates reflecting the current real estate financing market.

The carrying values of short-term securities were $475.4 million and $206.8 million in 2002 and 2001, respectively, which approximated their fair values.
Policy loans which are included in other invested assets had carrying values of
$27.4 million and $16.3 million in 2002 and 2001, respectively, which also approximated their fair values.

The carrying values of $151.5 million and $133.7 million of financial instruments classified as other assets approximated their fair values at
December 31, 2002 and 2001, respectively. The carrying values of $319.8 million and $208.1 million of financial instruments classified as other liabilities also approximated their fair values at December 31, 2002 and 2001, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

At December 31, 2002, contractholder funds with defined maturities had a carrying value of $2.7 billion and a fair value of $2.9 billion, compared with a carrying value of $1.9 billion and a fair value of $1.9 billion at December 31,
2001. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $1.1 billion and a fair value of $926 million at December 31, 2002, compared with a carrying value of $806 million and a fair value of $675 million at December 31, 2001. These contracts generally are valued at surrender value.

10.  COMMITMENTS AND CONTINGENCIES

LITIGATION

In the ordinary course of business, the Company is a defendant or co-defendant in various litigation matters incidental to and typical of the businesses in which it is engaged. In the opinion of the Company's management, the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on the Company's results of operations, financial condition or liquidity.

                                       F-26

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

11.  RELATED PARTY TRANSACTIONS

TIC handles banking functions, including payment of salaries and expenses for the Company and some of its non-insurance affiliates. In addition, Citigroup and certain of its subsidiaries provide investment management and accounting services, data processing services, benefit management and administration, property management and investment technology services to the Company as of
December 31, 2002. At December 31, 2001 the majority of these services were provided by either Citigroup and its subsidiaries or TPC. Charges for these services are shared by the Company and TIC on cost allocation methods, based generally on estimated usage by department and were insignificant in 2002, 2001 and 2000.

TIC maintains a short-term investment pool in which the Company participates.
The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2002 and 2001, the pool totaled approximately
$4.2 billion and $5.6 billion, respectively. The Company's share of the pool amounted to $356.0 million and $90.6 million at December 31, 2002 and 2001, respectively, and is included in short-term securities in the balance sheet.

At December 31, 2002 and 2001, the Company had investments in Tribeca Citigroup
Investments Ltd., an affiliate of the Company, in the amounts of $26.7 million and $34.0 million, respectively. Income of $1.9 million, $4.5 million and $7.2 million was earned on these investments in 2002, 2001 and 2000, respectively.
The Company also had investments in an affiliated joint venture, Tishman Speyer, in the amount of $24.1 million and $40.1 million at December 31, 2002 and 2001, respectively. Income of $19.8 million, $8.5 million and $6.8 million was earned on these investments in 2002, 2001 and 2000, respectively.

In the ordinary course of business, the Company purchases and sells securities through affiliated broker-dealers. These transactions are conducted on an arm's length basis.

At December 31, 2002 and 2001 the Company had outstanding loaned securities to
SSB in the amount of $10.2 million and $6.5 million, respectively.

The Company has other affiliated investments. The individual investment with any one affiliate was insignificant at December 31, 2002 and 2001.

The Company's Travelers Target Maturity (TTM) Modified Guaranteed Annuity
Contracts are subject to a limited guarantee agreement by TIC in a principal amount of up to $450 million. TIC's obligation is to pay in full to any owner or beneficiary of the TTM Modified Guaranteed Annuity Contracts principal and interest as and when due under the annuity contract to the extent that the
Company fails to make such payment. In addition, TIC guarantees that the Company will maintain a minimum statutory capital and surplus level.

The Company sold structured settlement annuities to its former property casualty insurance affiliates. Policy reserves and contractholder fund liabilities associated with these structured settlements were $607 million at December 31,
2001.

The Company distributes fixed and variable annuity products through its affiliate, Salomon Smith Barney (SSB). Premiums and deposits related to these products were $.8 billion, $1.2 billion and $1.6 billion in 2002, 2001 and 2000, respectively. The Company also markets term and universal life products through
SSB. Premiums related to such products were $87.2 million, $74.5 million and
$59.3 million in 2002, 2001 and 2000, respectively.

                                       F-27

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company also distributes deferred annuity products through its affiliates
Primerica Financial Services (PFS), CitiStreet Retirement Services and Citibank,
N.A. (Citibank). Deposits received from PFS were $662 million, $738 million and
$844 million in 2002, 2001 and 2000, respectively. Deposits from Citibank and
CitiStreet Retirement Services were $117 million and $184 million respectively for 2002, $166 million and $136 million, respectively, for 2001, and $131 million and $220 million, respectively, for 2000.

The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and other employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997 and the Citigroup
Ownership Program in 2001. Under these programs, all employees meeting established requirements have been granted Citigroup stock options. During 2000 and 2001, Citigroup introduced the Citigroup 2000 Stock Purchase Plan and
Citigroup 2001 Stock Purchase Program for new employees, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. Enrolled employees are permitted to make one purchase prior to the expiration date. The Company's charge to income was insignificant in 2002,
2001 and 2000.

Prior to the IPO of TPC, most leasing functions for TIC and its subsidiaries, including the Company, were handled by its property casualty insurance subsidiaries. Rent expense related to these leases was shared by the companies on a cost allocation method based generally on estimated usage by department. In
2002, TIC sold its home office buildings in Hartford, Connecticut and now leases space from a third party. The Company's rent expense was insignificant in 2002,
2001 and 2000.

12.  RECONCILIATION OF NET INCOME TO NET CASH USED IN OPERATING ACTIVITIES

The following table reconciles net income to net cash used in operating activities:

  -------------------------------------------------------------------------------------------------
  FOR THE YEAR ENDED DECEMBER 31,                               2002          2001          2000
  ($ IN THOUSANDS)
  -------------------------------------------------------------------------------------------------
  Net Income                                                 $ 103,370     $ 115,160     $  90,905
     Adjustments to reconcile net income to cash used in
     operating activities:
         Realized (gains) losses                                30,584       (26,144)        7,396
         Deferred federal income taxes                          86,797        80,096        36,748
         Amortization of deferred policy acquisition costs      66,972        89,475        68,254
         Additions to deferred policy acquisition costs       (316,721)     (324,277)     (297,733)
         Investment income accrued                             (35,133)      (39,875)      (27,812)
         Insurance reserves                                     (9,000)      (14,382)      (18,487)
         Other                                                  72,190        11,398          (675)
  -------------------------------------------------------------------------------------------------
         Net cash used in operations                         $    (941)    $(108,549)    $(141,404)
  -------------------------------------------------------------------------------------------------

ITEM 9.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
FINANCIAL DISCLOSURE.

     None.

                                       F-28

         INDEX TO FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES

                                                                                               PAGE
The Travelers Life and Annuity Company
     Independent Auditors' Report                                                               F-1
     Statements of Income                                                                       F-2
     Balance Sheets                                                                             F-3
     Statements of Changes in Shareholder's Equity                                              F-4
     Statements of Cash Flows                                                                   F-5
     Notes to Financial Statements                                                              F-6

Independent Auditors' Report                                                                   F-30

Schedule I - Summary of Investments - Other than Investments in Related Parties 2002           F-31

Schedule III - Supplementary Insurance Information 2000-2002                                   F-32

Schedule IV - Reinsurance 2000-2002                                                            F-33

All other schedules are inapplicable for this filing.

                                      F-29

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholder
The Travelers Life and Annuity Company:

Under date of January 21, 2003, we reported on the balance sheets of The
Travelers Life and Annuity Company as of December 31, 2002 and 2001, and the
related statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 2002, which are included in this Form 10-K. In connection with our audits of the aforementioned financial statements, we also audited the related financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002, and its methods of accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/ KPMG LLP

Hartford, Connecticut
January 21, 2003

                                       F-30

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                                   SCHEDULE I
       SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2002
                                ($ IN THOUSANDS)

-------------------------------------------------------------------------------------------------------
                                                                                      AMOUNT SHOWN IN
TYPE OF INVESTMENT                                              COST        VALUE     BALANCE SHEET (1)
-------------------------------------------------------------------------------------------------------

Fixed Maturities:
     Bonds:
         U.S. Government and government agencies and
            authorities                                      $  470,768   $  486,651    $  486,651
         States, municipalities and political subdivisions       49,472       56,642        56,642
         Foreign governments                                     21,530       23,380        23,380
         Public utilities                                       425,661      398,706       398,706
         Convertible bonds and bonds with warrants attached      30,170       31,063        31,063
         All other corporate bonds                            3,381,892    3,518,725     3,518,725
-------------------------------------------------------------------------------------------------------
              Total Bonds                                     4,379,493    4,515,167     4,515,167
     Redeemable Preferred Stocks                                  4,595        5,132         5,132
-------------------------------------------------------------------------------------------------------
         Total Fixed Maturities                               4,384,088    4,520,299     4,520,299
-------------------------------------------------------------------------------------------------------

Equity Securities:
     Common Stocks:
         Industrial, miscellaneous and all other                  2,599        1,937         1,937
-------------------------------------------------------------------------------------------------------
              Total Common Stocks                                 2,599        1,937         1,937
     Non-Redeemable Preferred Stocks                             12,340       12,558        12,558
-------------------------------------------------------------------------------------------------------
         Total Equity Securities                                 14,939       14,495        14,495
-------------------------------------------------------------------------------------------------------

Mortgage Loans                                                  134,078                    134,078
Policy Loans                                                     27,491                     27,491
Short-Term Securities                                           475,365                    475,365
Other Investments (2) (3)                                       303,621                    302,996
-------------------------------------------------------------------------------------------------------
         Total Investments                                   $5,339,582                 $5,474,724
=======================================================================================================

(1) Determined in accordance with methods described in Notes 1 and 2 of Notes to
    Financial Statements.

(2) Excludes cost and carrying value of investments in related parties of
    $53,106 and $54,129, respectively.

(3) Includes derivatives marked to market and recorded at fair value in the balance sheet.

                                       F-31

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                                  SCHEDULE III
                       SUPPLEMENTARY INSURANCE INFORMATION
                                    2000-2002
                                ($ IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------
                                       FUTURE POLICY                                        BENEFITS, CLAIMS,
                                       BENEFITS, LOSSES,                   NET INVESTMENT   LOSSES AND
                 DEFERRED POLICY       CLAIMS AND LOSS       PREMIUM       INCOME           SETTLEMENT
                 ACQUISITION COSTS     EXPENSES (1)          REVENUE                        EXPENSES (2)
---------------------------------------------------------------------------------------------------------------

     2002           $1,064,118           $5,031,775          $42,893         $311,946         $275,123

     2001             $814,369           $3,665,426          $39,222         $251,054         $214,722

     2000             $579,567           $2,621,187          $33,941         $214,174         $155,982

---------------------------------------------------------

                                 OTHER
 AMORTIZATION OF DEFERRED        OPERATING     PREMIUMS
 POLICY ACQUISITION COSTS        EXPENSES      WRITTEN
---------------------------------------------------------

        $66,972                  $32,352       $42,893

        $89,475                  $23,404       $39,222

        $68,254                  $14,095       $33,941

(1) Includes contractholder funds.

(2) Includes interest credited on contractholder funds.

                                       F-32

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                                   SCHEDULE IV
                                   REINSURANCE
                                ($ IN THOUSANDS)

----------------------------------------------------------------------------------------------------
                                                                ASSUMED                   PERCENTAGE
                                                 CEDED TO        FROM                     OF AMOUNT
                                    GROSS          OTHER         OTHER         NET         ASSUMED
                                    AMOUNT       COMPANIES     COMPANIES      AMOUNT       TO NET
----------------------------------------------------------------------------------------------------

2002
----

Life Insurance In Force            $35,807,212   $29,261,075     $  --       $6,546,137       --%
Premiums:
     Annuity                           $ 4,515       $    --     $  --          $ 4,515
     Individual life                    53,310        14,932        --           38,378
                                       -------       -------     -----          -------
         Total Premiums                $57,825       $14,932     $  --          $42,893       --%
                                       =======       =======     =====          =======

2001
----

Life Insurance In Force            $28,793,622   $23,818,768     $  --       $4,974,854       --%
Premiums:
     Annuity                           $ 3,319       $    --     $  --          $ 3,319
     Individual Life                    47,826        11,923                     35,903
                                       -------       -------     -----          -------
         Total Premiums                $51,145       $11,923     $  --          $39,222       --%
                                       =======       =======     =====          =======

2000
----

Life Insurance In Force            $21,637,160   $17,355,206     $  --       $4,281,954       --%
Premiums:
     Annuity                           $ 6,034       $    --     $  --          $ 6,034
     Individual life                    36,770         8,863        --           27,907
                                       -------       -------     -----          -------
         Total Premiums                $42,804       $ 8,863     $  --          $33,941       --%
                                       =======       =======     =====          =======

                                       F-33

PART C

Other Information

Item 24.	Financial Statements and Exhibits

(a)	The financial statements of the Registrant and the Report of Independent Auditors thereto are contained in the Registrant’s Annual Report and are included in the Statement of Additional Information. The financial statements of the Registrant include:

Statement of Assets and Liabilities as of December 31, 2002
Statement of Operations for the year ended December 31, 2002
Statement of Changes in Net Assets for the years ended December 31, 2002 and 2001
Statement of Investments as of December 31, 2002
Notes to Financial Statements

The financial statements and schedules of The Travelers Life and Annuity Company and the Reports of Independent Auditors, are contained in the Statement of Additional Information. The financial statements of The Travelers Life and Annuity Company include:

Statements of Income for the years ended December 31, 2002, 2001 and 2000
Balance Sheets as of December 31, 2002 and 2001
Statements of Changes in Retained Earnings and Accumulated Other Changes in Equity from Non-Owner Sources for the years ended December 31, 2002, 2001 and 2000
Statements of Cash Flows for the years ended December 31, 2002, 2001 and 2000
Notes to Financial Statements

(b)	Exhibits

Exhibit Number	Description

1.	Resolution of The Travelers Life and Annuity Company Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on Form N-4 filed June 30, 1999.)

2.	Not Applicable.

3(a)	Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Life and Annuity Company and Travelers Distribution LLC (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form N-4, File No. 333-58809 filed February 26, 2001.)

3(b)	Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 2 the Registration Statement on Form N-4, File No. 333-65942 filed April 15, 2003.)

4(a).	Variable Annuity Contract. (Incorporated herein by reference to Exhibit 4 to the Registration Statement on Form N-4, File No. 333-82013, filed on September 29, 1999.).

4(b).	Variable Annuity Contract. Filed herewith.

4(c)-4(m).	RIDERS. (Incorporated herein by reference to Exhibit 4(c) through 4(m) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-65926, filed June 11, 2003.)

5.	Application. (Incorporated herein by reference to Exhibit 5 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, File No. 333-82009, filed on June 9, 2003.)

6(a).	Charter of The Travelers Life and Annuity Company, as amended on April 10, 1990. (Incorporated herein by reference to Exhibit 6(a) to the Registration Statement on Form N-4, File No. 333-40191, filed November 13, 1998.)

6(b)	By-Laws of The Travelers Life and Annuity Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 6(b) to the Registration Statement on Form N-4, File No. 333-40191, filed November 13, 1998.)

7.	Specimen Reinsurance Contract. (Incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No. 2 the Registration Statement on Form N-4, File No. 333-65942 filed April 15, 2003.)

8.	Participation Agreements. (Incorporated herein by reference to Exhibit h to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6, File No. 333-69773 filed February 19, 2003.)

9(a).	Opinion of Counsel as to the legality of securities being registered. (Incorporated herein by reference to Exhibit 9 to the Registration Statement on Form N-4 filed June 30, 1999.)

9(b).	Opinion of Counsel as to the legality of securities being registered. Filed herewith.

10.	Consent of KPMG LLP, Independent Auditors. Filed herewith.

11	Not applicable.

12.	Not applicable.

13(a).	Computation of Total Return Calculations - Standardized and Non-Standardized. (Incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed October 1, 2001.)

13(b).	Computation of Total Return Calculations - Standardized and Non-Standardized. Filed herewith.

15.	Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for George C. Kokulis, Katherine M. Sullivan and Glenn D. Lammey. (Incorporated herein by reference to Exhibit 15(a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed April 17, 2000.)

Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Glenn D. Lammey, Marla Berman Lewitus and William R. Hogan. (Incorporated herein by reference to Exhibit 15 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-82013.)

Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Kathleen A. Preston. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registratin Statement on Form N-4, File No. 333-65922, filed April 19, 2002.)

Item 25.	Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Insurance Company

George C. Kokulis*	Director, Chairman, President and Chief Executive Officer

Glenn D. Lammey*	Director, Executive Vice President, Chief Financial Officer, Chief Accounting Officer

Kathleen L. Preston*	Director and Executive Vice President

Edward W. Cassidy*	Senior Vice President

Marla Berman Lewitus*	Director, Senior Vice President and General Counsel

Brendan Lynch*	Senior Vice President

Laura A. Pantaleo***	Senior Vice President

David A. Tyson*	Senior Vice President

F. Denney Voss*	Senior Vice President

David A. Golino*	Vice President and Controller

Donald R. Munson, Jr.*	Vice President

Mark Remington*	Vice President

Tim W. Still*	Vice President

Linn K. Richardson*	Second Vice President and Actuary

Paul Weissman*	Second Vice President and Actuary

Ernest J.Wright*	Vice President and Secretary

Kathleen A. McGah*	Assistant Secretary and Deputy General Counsel

Principal Business Address:
*	The Travelers Insurance Company One Cityplace Hartford, CT 06103-3415	**	Citigroup Inc. 399 Park Avenue New York, N.Y. 10022

***	Travelers Financial Distributors 2 Tower Center East Brunswick, NJ 08816

Item 26.	Persons Controlled by or Under Common Control with the Depositor or Registrant

Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-65942, filed April 15, 2003.

Item 27.	Number of Contract Owners

As of May 31, 2003, 4,492 contract owners held qualified and non-qualified contracts offered by the Registrant.

Item 28.	Indemnification

Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes (“C.G.S.”) regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation’s obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by i t is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriter

(a)	Travelers Distribution LLC One Cityplace Hartford, CT 06103-3415

Travelers Distribution LLC also serves as principal underwriter and distributor for the following funds:

The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The The Travelers Fund BD III for Variable Annuities, Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Fu nd UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Fund UL III for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account, TIC Separate Account Eleven for Variable Annuities , TLAC Separate Account Twelve for Variable Annuities, TIC Separate Account Thirteen for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, and TLAC Variable Annuity Separate Account 2002.

(b)	Name and Principal Business Address*	Positions and Offices With Underwriter

	Kathleen L. Preston	Board of Manager

	Glenn D. Lammey	Board of Manager

	William F. Scully III	Board of Manager

	Donald R. Munson, Jr.	Board of Manager, President, Chief Executive Officer and Chief Operating Officer

	Tim W. Still	Vice President

	Anthony Cocolla	Vice President

	John M. Laverty	Treasurer and Chief Financial Officer

	Alison K. George	Chief Compliance Officer

	Ernest J. Wright	Secretary

	Kathleen A. McGah	Assistant Secretary

	William D. Wilcox	Assistant Secretary

* The business address for all the above is: One Cityplace, Hartford, CT 06103-3415.

(c)	Not Applicable

Item 30.	Location of Accounts and Records

(1)	The Travelers Life and Annuity Company One Cityplace Hartford, Connecticut 06103-3415

Item 31.	Management Services

Not Applicable.

Item 32.	Undertakings

The undersigned Registrant hereby undertakes:

(a)	To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b)	To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

The Company hereby represents:

(a).	That the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, and State of Connecticut, on this 11th day of June, 2003.

THE TRAVELERS SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES
(Registrant)

THE TRAVELERS LIFE AND ANNUITY COMPANY
(Depositor)

By:	*GLENN D. LAMMEY

Glenn D. Lammey, Chief Financial Officer, Chief Accounting Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on this 11th day of June, 2003.

*GEORGE C. KOKULIS (George C. Kokulis)	Director, President and Chief Executive Officer (Principal Executive Officer)

*GLENN D. LAMMEY (Glenn D. Lammey)	Director, Chief Financial Officer, Chief Accounting Officer (Principal Financial Officer)

*MARLA BERMAN LEWITUS (Marla Berman Lewitus)	Director

*KATHLEEN L. PRESTON (Kathleen L. Preston)	Director

*By:    /s/Ernest J. Wright, Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
4(b).	Variable Annuity Contract.	Electronically
9(b).	Opinion of Counsel as to the legality of securities registered.	Electronically
10.	Consent of KPMG LLP, Independent Auditors.	Electronically
13(b).	Computation of Total Return Calculations – Standardized and Non-Standardized.	Electronically